UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-10263

                             GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

                         Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Rodney R. Miller, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

                                     Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code:    214-720-2142

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2012

Gs2

Gs4

DATE TARGET FunDs

MyDestination 2005 Fund

GMIZX

MyDestination 2015 Fund

GMTZX

MyDestination 2025 Fund

GMWZX

MyDestination 2035 Fund

GMHZX

MyDestination 2045 Fund

GMFZX

MyDestination 2055 Fund

GMGZX

AssET AllocATion FunDs

Conservative Allocation Fund

GFIZX

Balanced Allocation Fund

GGIZX

Growth Allocation Fund

GCOZX

Aggressive Allocation Fund

GGBZX

Conservative Allocation Fund I

GFIYX

Balanced Allocation Fund I

GGIYX

Growth Allocation Fund I

GCOYX

Aggressive Allocation Fund I

GGBYX

sElEcT FunDs

Money Market Fund

GMYXX

GMZXX

Low-Duration Bond Fund

GLDYX

GLDZX

Medium-Duration Bond Fund

GMDYX

GMDZX

Extended-Duration Bond Fund

GEDYX

GEDZX

Inflation Protected Bond Fund

GIPZX

Global Bond Fund

GGBFX

Defensive Market Strategies Fund

GDMYX

GDMZX

Equity Index Fund

GEQYX

GEQZX

Real Estate Securities Fund

GREZX

Value Equity Fund

GVEYX

GVEZX

Growth Equity Fund

GGEYX

GGEZX

Small Cap Equity Fund

GSCYX

GSCZX

International Equity Fund

GIEYX

GIEZX

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), GuideStone Capital Management (“GSCM”), GuideStone Trust Services (“GSTS”), GuideStone Financial Services (“GFS”) and GuideStone Advisors (“GA”) are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSTS, GFS, GA and Foreside Funds Distributors LLC do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at 1-888-98-GUIDE (1-888-984-8433).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2012 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting; we believe this helps you stay fully informed of your investments. We hope that you will find this information valuable when making investment decisions.

During the first quarter of 2012, GuideStone Funds became the first Christian-based, socially screened fund family to win the Lipper Award for Best Overall Small Fund Group in the U.S., ranking No. 1 out of 182 fund families with up to $40 billion in assets. This notable achievement speaks to the investment expertise of GuideStone Capital Management and its multi-manager investment process.

Since winning the Lipper award, we have continued to augment the products and services delivered to our shareholders. Several examples of our ongoing commitment are noted below:

We have made it easier to invest with GuideStone Funds. Investors may now open a GuideStone Funds personal investment account, traditional IRA or Roth IRA online. Enrollment specialists are also available by phone to assist with rollovers and transfers from other financial institutions.

We have updated your tax forms to reflect changes in cost basis reporting. Investors who sold or exchanged shares within personal investment accounts will receive an IRS Form 1099-B. This form will now report the adjusted cost basis and the holding period for covered shares purchased after January 1, 2012.

We have added additional online tools to track investment performance. Our dynamic, interactive charts allow investors to track the growth of a hypothetical $10,000 investment into any GuideStone Fund. Additionally, investors may explore the chart’s other features which include timing of dividend payments, broad market index comparisons and Morningstar® Ratings.

We invite you to learn more about the new products and services offered by GuideStone Funds. Please visit our website at www.GuideStoneFunds.org or contact us at 1-888-98-GUIDE (1-888-984-8433). Thank you for entrusting GuideStone Funds with your investment assets, and we look forward to continuing to serve you.

Sincerely,

John R. Jones, CFA President

GuideStone Funds shares are distributed by Foreside Funds Distributors LLC, not an advisor affiliate.

For each fund with at least a three-year history, a Morningstar Rating is based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly historical performance (reflecting sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. Within each asset class, the top 10%, the next 22.5%, 35%, 22.5%, and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. Each fund is rated exclusively against U.S. domiciled funds. The Overall Morningstar Rating™ is based on the weighted average of the number of stars assigned to the fund’s applicable time periods. The 5-yr. rating accounts for 60% and the 3-yr. rating for 40%.

Lipper Inc., a Reuters Company, is a nationally-recognized organization that compares the performance of mutual funds having similar investment objectives. The comparison is made across registered mutual funds, ranking the funds with similar objectives according to total returns. These investment returns are calculated after operating expenses have been deducted from each fund, but the rankings do not take sales charges into account. Lipper rankings are subject to change monthly, and past rankings are no guarantee of future results. Lipper ranked 16 out of 20 GuideStone Funds (GS4 class) above median for the five-year period as of December 31, 2012.

About the Best Overall Small Company Lipper Award: GuideStone Funds ranked No. 1 out of 182 eligible companies in the small company category. To be considered for the Small Company Lipper award, companies must have at least three distinct portfolios in each of the following asset classes-equity, bond, or mixed-asset as well as at least 36 months of performance history as of the end of the calendar year of the respective evaluation year. The overall group award is given to the group with the lowest average decile ranking for Lipper’s Consistent Return measure of its respective asset class results over the three-year period. All rankings are for the three-year period as of November 30, 2011. In cases of identical results the lower average percentile rank will determine the winner. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. ©2011 Lipper a subsidiary of Thomson Reuters.

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA	Youngsters learn at an early age that the most basic fundamental in baseball is to “keep your eye on the ball,” despite the pressures and distractions of the game situation. In 2012, there was plenty of noise to distract investors from the fundamentals of investing, not the least of which was the political fury in the fourth quarter. In the face of the world’s large-scale debt and economic problems, investment markets surprised on the upside with an exceptional year. Positive economic growth, historically low interest rates, and calming assurances from global central banks provided a rich environment for investors in financial assets. Disciplined investors that maintained a well-diversified portfolio of risky assets, such as stocks and low quality bonds, were well rewarded.

  Non-U.S. markets led global stocks higher during the fourth quarter with the MSCI ACWI Ex-U.S. returning 5.85%, pushing the 2012 annual return to a very impressive 16.83%. U.S. stocks posted similar returns for the year as the Russell 3000® Index was up 16.42%. Interest rates continued to fall and credit spreads narrowed, resulting in solid gains for bonds. The Barclays Capital U.S. Aggregate Bond Index returned 4.22% for the year. More risky segments of the bond market, such as long maturity bonds and high yield bonds, produced double-digit returns.

Global economies remain mired in a long-term deleveraging phase, putting enormous strains on financial systems and policymakers in efforts to reduce debt. In an economic sense, one man’s expenses are another man’s income, so reducing spending in an effort to reduce debt naturally constrains economic growth. Fragile economic conditions promote volatility in the capital markets, which will most certainly continue into 2013. Volatility is further amplified by political systems that are called upon for thoughtful and timely decision-making. The risk of unintended policy mistakes is very real, as investors have learned in Japan over the past two decades. Yet, a well-managed deleveraging phase by policymakers can create an environment in which financial assets do very well, as we have seen in the U.S. beginning in 2009. This is a unique and challenging period for all investors, one that can produce a wide range of outcomes over short time periods for risk-based portfolios. We believe that well-diversified portfolios will continue to serve investors well, so long as investors can maintain a steady hand and a long-term perspective on risk taking. Very conservative investors may experience less volatility, but with interest rates at 100-year lows, these portfolios will struggle to offset the effects of inflation.

Each and every day across financial markets around the world, our investment process scours the globe in search for the best investment ideas for your portfolio. It is a highly disciplined process that never sleeps: it is built upon the foundation of strong intellectual capital and experience that is disbursed globally, sorting fact from noise; and it is a process that is not distracted by complex market conditions. In short, we are very intentional about keeping our eye on the ball and delivering to you industry leading investment management services.

As we turn the corner into a new year, we want to express our thankfulness for the opportunity to serve you, our customer, in the important task of managing your investment portfolio. Thank you for your trust and Happy New Year from the team at GuideStone.

*This report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to GuideStone Funds, market or regulatory developments. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed are subject to change at any time based upon economic, market, or other conditions and GuideStone Funds undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed (including any forward-looking statement) may not be relied upon as investment advice or as an indication of GuideStone Funds’ trading intent.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2012.

1The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

2The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding the United States) and emerging markets.

3The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

4The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

S&P 500® Index Returns

The U.S. large cap equity market, as represented by the S&P 500® Index, posted a positive annual return of 16%. This was the fourth consecutive year of positive results and ninth out of the last ten years. Similar to last year, the start of this year was generally positive, peaking in early April, up about 13% year to date at that time. However, the large cap market pulled back sharply over the next two months until reaching the low point for the year in early June, down almost 10% during this short period. From this point until year-end, this index rallied by approximately 13% to finish the year on a positive note. The best performing sectors in this index this calendar year were Financials, Consumer Discretionary and Telecommunications. The sectors in the index that lagged the most this year were Utilities, Energy and Consumer Staples. Factors such as higher beta, higher price-to-earnings, lower return on equity and smaller market capitalization made the largest positive contributions to performance this year.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Bloomberg and S&P website

Russell 2000® Index Returns

The U.S. small cap equity market, as represented by the Russell 2000® Index, posted a positive return of 16.35% for the year. This was another volatile year with the index getting off to a good start, peaking in late March, up over 14% year to date at that time. However, the small cap market pulled back noticeably afterwards and bottomed in early June, down almost 13% over this short period. From this point until year-end, this index rallied by approximately 16% to finish the year strong. Two of last year’s worst performing sectors, Materials & Processing and Consumer Discretionary, in this index reversed course in 2012 and were the two best performers for this calendar year along with Financials. The sectors in the index that lagged the most this year were Energy, Technology and Utilities. Factors such as lower beta, lower price-to-earnings and smaller market capitalization made the largest positive contributions to performance this year.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

Data Source: Russell Investments

MSCI ACWI Ex-U.S. Index (Net) Returns

The non-U.S. equity market, as represented by the MSCI ACWI Ex-U.S. Index (net), posted a positive return of 16.83% for the year. However, this was a volatile year for international equity markets. The year started with a very positive tone and this index was up over 13% by mid-March. However, non-U.S. markets in aggregate pulled back sharply over the next couple of months due to increasing concerns over Greece and the Euro debt crisis. As a result of these headline issues, this index sold off almost 16% from mid-March until early June. At this juncture, strong assurances made by the European Central Bank helped to calm investors and from this point forward until year-end, this index gained some positive traction and rallied by approximately 23% from its early June low point. The best performing markets during this calendar year were Turkey, Egypt and the Philippines. The markets which did the worst were Morocco, Israel and Brazil. The sectors that led performance results this year were Financials and Consumer Discretionary. The sectors in the index that lagged the most this year were Energy, Utilities and Telecommunications.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is designed to provide a broad measure of stock performance in both developed and emerging markets, excluding the U.S. This index is comprised of approximately 1,800 stocks ranging across 23 developed, non-U.S. equity markets and 21 emerging markets countries. This market capitalization-weighted index is maintained by Morgan Stanley Capital International and represents approximately 85% of the global equity opportunity set outside of the U.S.

Data Source: Factset, MSCI

Barclays Capital U.S. Aggregate Bond Index Returns

The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted a positive return of 4.21% for the year. Areas of the market that performed the best consisted of debt securities that possessed the following characteristics: longer maturity, corporate issued and lower credit quality. Also, commercial mortgage-backed securities did quite well during this period. Corporate bonds benefitted from improving underlying corporate fundamentals, strong balance sheets, cash positions and high demand (investors’ seeking higher yielding securities). Investors’ preference for income yield replaced their appetite for risk aversion and this change in sentiment versus a year ago increased downward pressure on U.S. Treasury securities relative to riskier corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark representing approximately 8,200 U.S. dollar-denominated, taxable fixed income securities. To be included in this market capitalization-weighted index, bonds must be rated investment grade quality by Moody’s and Standard & Poor’s and have a maturity of at least one year. The types of fixed income instruments in this index primarily consist of U.S. Treasury securities, government-related securities, mortgage-backed securities, asset-backed securities and corporate bonds.

Data Source: Factset

Federal Reserve

The Federal Reserve (“Fed”) maintained the same targeted Fed Funds level of 0-0.25% for the fourth consecutive year. Although the Fed formally met to review this rate level on eight separate occasions during the year, no meaningful action on changing this rate was taken. The last time an action was taken was December 2008 when the Fed cut rates to their current levels. The Fed maintained an accommodative monetary policy stance throughout the year as unemployment levels had remained elevated, and inflation had been fairly muted. The Fed accomplished this objective by extending the average maturity of its holdings of U.S. Treasury securities through the “Operation Twist” program announced last year. Additionally, the Fed injected liquidity into the financial system through its purchases of agency mortgage-backed securities at a rate of $40 billion per month through the end of the year. In mid-December, the Fed announced that it intends to keep the target range at this level of 0-0.25% as long as the unemployment rate remains above 6.5%, inflation is below 2.5% and longer term inflation expectations “continue to be well anchored”. Previous guidance from the Fed expressed its belief that the federal funds rate could likely remain at current levels until mid-2015. This change in the Fed’s attempt at expressing specific guideposts was intended to be more helpful to investors than it had been in the past. The Fed will continue to closely monitor economic and financial developments in its efforts to foster maximum employment and price stability.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve

Short-term rates remained at historically low levels as the Federal Reserve (the “Fed”), through its aggressively accommodative monetary policy, maintained the target federal funds rate at 0-0.25% in an effort to stimulate economic growth all year long. The very short end of the curve where the maturity is less than two years remained basically unchanged again this year. Starting at the 5-year maturity level and longer, there was some minimal reduction in yield levels as the yield curve flattened marginally compared to the end of 2011. At year-end 2012, yields on the 2-year, 5-year, 10-year and 30-year U.S. Treasury securities were 0.25%, 0.72%, 1.76% and 2.95%, respectively.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Actual
Fund	Class	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,040.43	0.20%	$1.03
MyDestination 2015	GS4	1,000.00	1,053.89	0.15	0.75
MyDestination 2025	GS4	1,000.00	1,067.53	0.15	0.75
MyDestination 2035	GS4	1,000.00	1,085.07	0.20	1.05
MyDestination 2045	GS4	1,000.00	1,085.56	0.20	1.05
MyDestination 2055	GS4	1,000.00	1,084.31	0.20	1.05
Conservative Allocation	GS4	1,000.00	1,033.08	0.12	0.61
Balanced Allocation	GS4	1,000.00	1,059.34	0.12	0.62
Growth Allocation	GS4	1,000.00	1,079.54	0.12	0.63
Aggressive Allocation	GS4	1,000.00	1,095.40	0.12	0.63
Conservative Allocation I	GS2	1,000.00	1,034.20	0.15	0.79
Balanced Allocation I	GS2	1,000.00	1,061.41	0.13	0.69
Growth Allocation I	GS2	1,000.00	1,080.79	0.15	0.78
Aggressive Allocation I	GS2	1,000.00	1,096.51	0.15	0.79
Money Market	GS2	1,000.00	1,000.47	0.19	0.94
	GS4	1,000.00	1,000.08	0.27	1.35
Low-Duration Bond	GS2	1,000.00	1,020.04	0.36	1.83
	GS4	1,000.00	1,018.72	0.57	2.89
Medium-Duration Bond	GS2	1,000.00	1,033.83	0.48	2.45
	GS4	1,000.00	1,032.88	0.63	3.22

About Your Expenses (Continued)

Actual
Fund	Class	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Extended-Duration Bond	GS2	$1,000.00	$1,071.77	0.52%	$2.72
	GS4	1,000.00	1,069.30	0.75	3.90
Inflation Protected Bond	GS4	1,000.00	1,025.01	0.64	3.28
Global Bond	GS4	1,000.00	1,068.27	0.81	4.19
Defensive Market Strategies (3)	GS2	1,000.00	1,035.44	1.04	5.33
	GS4	1,000.00	1,034.15	1.30	6.66
Equity Index	GS2	1,000.00	1,060.65	0.23	1.19
	GS4	1,000.00	1,059.90	0.38	1.97
Real Estate Securities	GS4	1,000.00	1,025.20	1.05	5.33
Value Equity	GS2	1,000.00	1,083.84	0.67	3.49
	GS4	1,000.00	1,082.13	0.91	4.76
Growth Equity	GS2	1,000.00	1,053.84	0.86	4.44
	GS4	1,000.00	1,052.83	1.05	5.44
Small Cap Equity	GS2	1,000.00	1,078.07	1.00	5.21
	GS4	1,000.00	1,076.57	1.19	6.23
International Equity (3)	GS2	1,000.00	1,146.55	1.13	6.08
	GS4	1,000.00	1,144.28	1.37	7.37

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,024.13	0.20%	$1.02
MyDestination 2015	GS4	1,000.00	1,024.40	0.15	0.74
MyDestination 2025	GS4	1,000.00	1,024.41	0.15	0.74
MyDestination 2035	GS4	1,000.00	1,024.13	0.20	1.02
MyDestination 2045	GS4	1,000.00	1,024.13	0.20	1.02
MyDestination 2055	GS4	1,000.00	1,024.13	0.20	1.02
Conservative Allocation	GS4	1,000.00	1,024.53	0.12	0.61
Balanced Allocation	GS4	1,000.00	1,024.53	0.12	0.61
Growth Allocation	GS4	1,000.00	1,024.53	0.12	0.61
Aggressive Allocation	GS4	1,000.00	1,024.53	0.12	0.61
Conservative Allocation I	GS2	1,000.00	1,024.36	0.15	0.79
Balanced Allocation I	GS2	1,000.00	1,024.47	0.13	0.67
Growth Allocation I	GS2	1,000.00	1,024.38	0.15	0.76
Aggressive Allocation I	GS2	1,000.00	1,024.38	0.15	0.76
Money Market	GS2	1,000.00	1,024.20	0.19	0.95
	GS4	1,000.00	1,023.79	0.27	1.36
Low-Duration Bond	GS2	1,000.00	1,023.33	0.36	1.83
	GS4	1,000.00	1,022.27	0.57	2.89
Medium-Duration Bond	GS2	1,000.00	1,022.72	0.48	2.44
	GS4	1,000.00	1,021.97	0.63	3.20
Extended-Duration Bond	GS2	1,000.00	1,022.51	0.52	2.65
	GS4	1,000.00	1,021.37	0.75	3.81
Inflation Protected Fund	GS4	1,000.00	1,021.90	0.64	3.27

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Global Bond	GS4	$1,000.00	$1,021.09	0.81%	$4.09
Defensive Market Strategies (3)	GS2	1,000.00	1,019.90	1.04	5.29
	GS4	1,000.00	1,018.59	1.30	6.61
Equity Index	GS2	1,000.00	1,023.98	0.23	1.17
	GS4	1,000.00	1,023.23	0.38	1.93
Real Estate Securities Fund	GS4	1,000.00	1,019.87	1.05	5.31
Value Equity	GS2	1,000.00	1,021.78	0.67	3.39
	GS4	1,000.00	1,020.57	0.91	4.62
Growth Equity	GS2	1,000.00	1,020.82	0.86	4.37
	GS4	1,000.00	1,019.84	1.05	5.35
Small Cap Equity	GS2	1,000.00	1,020.13	1.00	5.06
	GS4	1,000.00	1,019.14	1.19	6.06
International Equity (3)	GS2	1,000.00	1,019.47	1.13	5.72
	GS4	1,000.00	1,018.27	1.37	6.93

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2012 through December 31, 2012, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(3)	The expense ratios for the Defensive Market Strategies Fund and the International Equity Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:

ADR	—	American Depository Receipt
AGM	—	Assured Guaranty Municipal Corporation
CONV	—	Convertible
ETF	—	Exchange Traded Fund
GDR	—	Global Depository Receipt
IO	—	Interest Only (Principal amount shown is notional)
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
NVDR	—	Non-Voting Depository Receipt
PIK	—	Payment-in-Kind Bonds
PIPE	—	Private Investment in Public Equity
PLC	—	Public Limited Company
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
SPDR	—	Standard & Poor’s Depositary Receipt
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STRIP	—	Stripped Security
TBA	—	To be announced
VVPR	—	Voter Verified Paper Record
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2012, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$176,551,808	21.70%
Medium-Duration Bond	114,004,879	13.07
Extended-Duration Bond	48,693,205	10.34
Global Bond	26,948,483	11.57
Defensive Market Strategies	16,622,848	4.16
Small Cap Equity	3,659,353	0.82
International Equity	920,460	0.06

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security. Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.
Ω	—	Interest rates shown reflect the effective yields as of December 31, 2012.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
+	—	Security is valued at fair value. As of December 31, 2012, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Low-Duration Bond	$—	—%
Medium-Duration Bond	14	—
Global Bond	186,221	0.08
Equity Index	—	—
Small Cap Equity	561,127	0.13
International Equity	—	—

ABBREVIATIONS AND FOOTNOTES

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(G)	—	Par is denominated in Singapore Dollars (SGD).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(N)	—	Par is denominated in Indonesian Rupiahs (IDR).
(O)	—	Par is denominated in Switzerland Francs (CHF).
(P)	—	Par is denominated in Peruvian Nuevos Soles (PEN).
(R)	—	Par is denominated in Malaysian Ringgits (MYR).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(W)	—	Par is denominated in South KoreanWon (KRW).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).

COUNTERPARTY ABBREVIATIONS:

BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CITIC	—	Counterparty to contract is Citicorp.
CITIG	—	Counterparty to contract is Citigroup Global Markets, Inc.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is Hong Kong & Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
KS	—	Counterparty to contract is Knight Securities.
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust Corporation.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SG	—	Counterparty to contract is Societe Generale.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.

MyDestination 2005 Fund

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2012 targeted allocations were approximately 46.50% Fixed Income Select Funds, 28.36% U.S. Equity Select Funds, 8.14% Non-U.S. Equity Select Fund and 17.00% Real Return Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 8.92% for the one-year period ending December 31, 2012, which benefited from positive absolute performance from all of the Fixed Income Select Funds, Equity Select Funds and Real Return Select Funds. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance, led by positive investment results of the International Equity Fund. The Value Equity Fund and Growth Equity Fund also made significant contributions. Within the Fund’s fixed income allocation, absolute return was most positively influenced by its exposure to both the Low-Duration Bond Fund and the Medium-Duration Bond Fund, returning 4.15% and 7.68%, respectively, for 2012.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish the year with a gain of 16.00%. Serving as a driving force for the market rally was the continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

Consistent with the Fund’s conservative asset allocation, the Real Estate Securities Fund and Small Cap Equity Fund were the weakest absolute contributors. However, the Fund’s total equity exposure provided the majority of absolute return for the one-year period ending December 31, 2012. Further, the performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012. Both the Low-Duration Bond Fund and Medium-Duration Bond Fund equally provided beneficial contributions to the Fund.

The Fund outperformed its composite benchmark in 2012 (8.92% versus 8.47%), with its exposure to the Fixed Income Select Funds entirely accounting for the positive relative performance. The largest detractors to relative performance were the Inflation Protected Bond Fund, Defensive Market Strategies Fund and Small Cap Equity Fund. The Fund’s relative performance was most positively impacted by exposure to the Low-Duration Bond Fund, which benefited from tactically utilizing spread sectors that trade at a yield premium relative to their U.S. Treasury counterparts and maintaining diversified exposure to multiple spread sectors.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and retired at an age that was near the year 2005. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 16 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2005 Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	8.92%	8.47%
Five Year	3.04%	3.34%
Since Inception	3.59%	3.91%
Inception Date	12/29/06
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.15%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2012, consisting of 30.00% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 16.50% of the Barclays Capital U.S. Aggregate Bond Index, 15.00% of the Barclays Capital U.S. TIPS Index,

13.25% of the S&P 500® Index, 2.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 6.75% of the Russell 1000® Value Index, 6.75% of the Russell 1000® Growth Index, 1.61% of the Russell 2000® Index and 8.14% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2005 FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	1,736,846	$1,736,846
GuideStone Low-Duration Bond Fund (GS4 Class)¥	1,714,401	23,178,698
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	882,657	12,957,406
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	1,035,073	11,644,573
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	977,893	10,365,666
GuideStone Real Estate Securities Fund (GS4 Class)¥	160,071	1,696,755
GuideStone Value Equity Fund (GS4 Class)¥	332,505	5,379,933
GuideStone Growth Equity Fund (GS4 Class)¥	262,632	5,320,915
GuideStone Small Cap Equity Fund (GS4 Class)¥	84,628	1,348,977
GuideStone International Equity Fund (GS4 Class)¥	511,531	6,685,711

Total Mutual Funds (Cost $74,563,460)		80,315,480

TOTAL INVESTMENTS — 99.7% (Cost $74,563,460)		80,315,480

Other Assets in Excess of Liabilities — 0.3%		266,744

NET ASSETS — 100.0%		$80,582,224

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	59.3
Domestic Equity Funds	29.9
International Equity Fund	8.3
Money Market Fund	2.2
Futures Contracts	2.1

101.8

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$80,315,480	$80,315,480	$—	$—

Total Assets - Investments in Securities	$80,315,480	$80,315,480	$—	$—

Other Financial Instruments***
Futures Contracts	$6,912	$6,912	$—	$—

Total Assets - Other Financial Instruments	$6,912	$6,912	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

16	See Notes to Financial Statements.

MyDestination 2015 Fund

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2012 targeted allocations were approximately 29.25% Fixed income Select Funds, 41.12% U.S. Equity Select Funds, 11.38% Non-U.S. Equity Select Fund and 18.25% Real Return Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 11.46% for the one-year period ended December 31, 2012, which benefited from positive absolute performance from all of the Fixed Income Select Funds, Equity Select Funds, and Real Return Select Funds. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance led by positive investment results of the International Equity Fund. The Value Equity Fund and Growth Equity Fund also made significant contributions. Within the Fund’s fixed income allocation, absolute return was most positively influenced by its exposure to both the Extended-Duration Bond Fund and the Global Bond Fund, returning 15.06% and 12.52%, respectively, for 2012.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish the year with a gain of 16.00%. Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

Consistent with the Fund’s asset allocation, the Real Estate Securities Fund and Small Cap Equity Fund were the weakest absolute contributors. However, the Fund’s total equity exposure provided the majority of absolute return for the one-year period ending December 31, 2012. Further, the performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index posted a gain of 15.77% for 2012. Both the Medium-Duration Bond Fund and Inflation Protected Bond Fund materially provided beneficial contributions to the Fund.

The Fund underperformed its composite benchmark in 2012 (11.46% versus 11.95%), with its exposure to the Equity Income Select Funds entirely attributable to underperformance. The largest detractors to relative performance were the Inflation Protected Bond Fund, Defensive Market Strategies Fund and Small Cap Equity Fund. The Fund’s relative performance was most positively impacted by exposure to the Medium-Duration Bond Fund, which benefited from exposure to and security selection in non-U.S. Treasury sectors. Generally, the Fund was underweight U.S. Treasuries in favor of spread sectors, which outperformed U.S. Treasuries for the year.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2015. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 19 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2015 Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	11.46%	11.95%
Five Year	2.84%	3.56%
Since Inception	3.38%	4.00%
Inception Date	12/29/06
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.09%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2012, consisting of 9.25% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 12.50% of the Barclays Capital U.S. Aggregate Bond Index, 1.75% of the Barclays Capital U.S. Long-Term Government Bond Index, 1.75% of the Barclays Capital U.S. Long-Term Credit Bond Index, 13.00% of the Barclays Capital U.S. TIPS Index, 2.00% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.00% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.00% of the J.P. Morgan Emerging Markets Bond Index Plus, 20.00% of the S&P 500® Index, 5.25% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 9.35% of the Russell 1000® Value Index, 9.35% of the Russell 1000® Growth Index, 2.42% of the Russell 2000® Index and 11.38% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (GS4 Class)¥	4,696,654	$4,696,654
GuideStone Low-Duration Bond Fund (GS4 Class)¥	2,315,613	31,307,086
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	2,909,411	42,710,156
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	692,771	12,871,681
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	3,881,793	43,670,168
GuideStone Global Bond Fund (GS4 Class)¥	1,361,263	14,129,910
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	6,403,982	67,882,208
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,789,219	18,965,722
GuideStone Value Equity Fund (GS4 Class)¥	2,053,269	33,221,896
GuideStone Growth Equity Fund (GS4 Class)¥	1,581,922	32,049,744
GuideStone Small Cap Equity Fund (GS4 Class)¥	553,892	8,829,041
GuideStone International Equity Fund (GS4 Class)¥	3,219,183	42,074,716

Total Mutual Funds (Cost $314,050,297)		352,408,982

TOTAL INVESTMENTS — 100.0% (Cost $314,050,297)		352,408,982

Other Assets in Excess of Liabilities — 0.0%		167,396

NET ASSETS — 100.0%		$352,576,378

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	45.6
Bond Funds	41.0
International Equity Fund	12.0
Money Market Fund	1.4
Futures Contracts	1.3

101.3

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$352,408,982	$352,408,982	$—	$—

Total Assets - Investments in Securities	$352,408,982	$352,408,982	$—	$—

Other Financial Instruments***
Futures Contracts	$16,379	$16,379	$—	$—

Total Assets - Other Financial Instruments	$16,379	$16,379	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	19

MyDestination 2025 Fund

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a much smaller percentage to fixed income securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2012 targeted allocations were approximately 24.00% Fixed Income Select Funds, 49.35% U.S. Equity Select Funds, 17.15% Non-U.S. Equity Select Fund and 9.50% Real Return Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 13.90% for the one-year period ended December 31, 2012, which benefited from positive absolute performance from all of the Fixed Income Select Funds, Equity Select Funds and Real Return Select Funds. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance led by positive investment results of the International Equity Fund. The Value Equity Fund and Growth Equity Fund also made significant contributions. Within the Fund’s fixed income allocation, absolute return was most positively influenced by its exposure to both the Extended-Duration Bond Fund and the Global Bond Fund, returning 15.06% and 12.52%, respectively, for 2012.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish the year with a gain of 16.00%. Serving as a driving force for the market rally was the continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

Consistent with the Fund’s asset allocation, the Low-Duration Bond Fund and Inflation Protected Bond Fund were the weakest absolute contributors. However, the Fund’s total equity exposure provided the majority of absolute return for the one-year period ending December 31, 2012. Further, the performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012. The Fund’s allocation to fixed income holdings contributed meaningfully to absolute performance. Both the Extended-Duration Bond Fund and Global Bond Fund materially provided beneficial contributions to the Fund.

The Fund underperformed its composite benchmark in 2012 (13.90% versus 14.11%), with its exposure to the Equity Income Select Funds entirely attributable to underperformance. The largest detractors to relative performance were the Inflation Protected Bond Fund, Defensive Market Strategies Fund and Small Cap Equity Fund. The Fund’s relative performance was most positively impacted by exposure to the Extended-Duration Bond Fund, which benefited from significant underweight to the U.S. Treasury sector. Further, the Fund favored higher yielding corporate bonds, non-U.S. bonds and high yield bonds.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2025. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 22 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2025 Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	13.90%	14.11%
Five Year	2.13%	2.90%
Since Inception	2.65%	3.42%
Inception Date	12/29/06
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.16%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite benchmark index as of December 2012, consisting of 2.50% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 8.75% of the Barclays Capital U.S. Aggregate Bond Index, 3.13% of the Barclays Capital U.S. Long-Term Government Bond Index, 3.13% of the Barclays Capital U.S. Long-Term Credit Bond Index, 3.00% of the Barclays Capital U.S. TIPS Index, 3.25% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.62% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.62% of the J.P. Morgan Emerging Markets Bond Index Plus, 17.50% of the S&P 500® Index, 6.50% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 13.88% of the Russell 1000® Value Index, 13.88% of the Russell 1000® Growth Index, 4.09% of the Russell 2000® Index and 17.15% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2025 FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	5,298,470	$5,298,470
GuideStone Low-Duration Bond Fund (GS4 Class)¥	657,881	8,894,556
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	2,180,338	32,007,365
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	1,246,552	23,160,943
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	949,680	10,683,899
GuideStone Global Bond Fund (GS4 Class)¥	2,306,849	23,945,093
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	5,838,824	61,891,535
GuideStone Real Estate Securities Fund (GS4 Class)¥	2,278,656	24,153,755
GuideStone Value Equity Fund (GS4 Class)¥	3,193,642	51,673,128
GuideStone Growth Equity Fund (GS4 Class)¥	2,544,234	51,546,186
GuideStone Small Cap Equity Fund (GS4 Class)¥	981,803	15,649,935
GuideStone International Equity Fund (GS4 Class)¥	5,058,425	66,113,612

Total Mutual Funds (Cost $338,454,376)		375,018,477

TOTAL INVESTMENTS — 99.9% (Cost $338,454,376)		375,018,477
Other Assets in Excess of Liabilities — 0.1%		219,450

NET ASSETS — 100.0%		$375,237,927

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	54.6
Bond Funds	26.3
International Equity Fund	17.6
Futures Contracts	1.5
Money Market Fund	1.4

101.4

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$375,018,477	$375,018,477	$—	$—

Total Assets - Investments in Securities	$375,018,477	$375,018,477	$—	$—

Other Financial Instruments***
Futures Contracts	$27,352	$27,352	$—	$—

Total Assets - Other Financial Instruments	$27,352	$27,352	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

22	See Notes to Financial Statements.

MyDestination 2035 Fund

The Fund, through investments in the underlying Select Funds, combines a high percentage of exposure to equity securities with only a modest percentage to fixed income securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2012 targeted allocations were approximately 12.50% Fixed Income Select Funds, 52.32% U.S. Equity Select Funds, 28.18% Non-U.S. Equity Select Fund and 7.00% Real Return Select Fund.

Equity exposure represented approximately 81% of the Fund and, therefore, contributed most of the Fund’s return. As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 16.30% for the one-year period ended December 31, 2012, which benefited from positive absolute performance from all of the Fixed Income Select Funds, Equity Select Funds and Real Return Select Funds. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance led by positive investment results of the International Equity Fund. The Value Equity Fund and Growth Equity Fund also made significant contributions. Within the Fund’s fixed income allocation, absolute return was most positively influenced by its exposure to both the Extended-Duration Bond Fund and the Global Bond Fund, returning 15.06% and 12.52%, respectively, for 2012.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

Consistent with the Fund’s asset allocation, the Medium-Duration Bond Fund and Extended-Duration Bond Fund were the weakest absolute contributors. However, the Fund’s total equity exposure provided the majority of absolute return for the one-year period ending December 31, 2012. Further, the performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012. The Fund’s allocation to fixed income holdings contributed meaningfully to absolute performance. Both the Extended-Duration Bond Fund and Global Bond Fund materially provided beneficial contributions to the Fund.

The Fund outperformed its composite benchmark in 2012 (16.30% versus 15.86%), with exposure to both the Fixed Income Select Funds and Equity Select Funds contributing to relative performance. The largest detractors to relative performance were the Value Equity Fund and Small Cap Equity Fund. The Fund’s relative performance was most positively impacted by exposure to the Growth Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2035. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 25 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2035 Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	16.30%	15.86%
Five Year	0.95%	1.67%
Since Inception	1.64%	2.37%
Inception Date	12/29/06
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.24%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite benchmark index as of December 2012, consisting of 2.75% of the Barclays Capital U.S. Aggregate Bond Index, 1.38% of the Barclays Capital U.S. Long-Term Government Bond Index, 1.37% of the Barclays Capital U.S. Long-Term Credit Bond Index, 3.50% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.75% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.75% of the J.P. Morgan Emerging Markets Bond Index Plus, 7.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 22.34% of the Russell 1000® Value Index, 22.34% of the Russell 1000® Growth Index, 7.64% of the Russell 2000® Index and 28.18% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2035 FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	3,762,803	$3,762,803
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	340,529	4,998,964
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	269,766	5,012,252
GuideStone Global Bond Fund (GS4 Class)¥	1,238,608	12,856,753
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,224,991	12,984,905
GuideStone Value Equity Fund (GS4 Class)¥	2,527,131	40,888,978
GuideStone Growth Equity Fund (GS4 Class)¥	2,017,067	40,865,787
GuideStone Small Cap Equity Fund (GS4 Class)¥	887,973	14,154,286
GuideStone International Equity Fund (GS4 Class)¥	4,017,323	52,506,416

Total Mutual Funds (Cost $169,697,031)		188,031,144

TOTAL INVESTMENTS — 99.9% (Cost $169,697,031)		188,031,144
Other Assets in Excess of Liabilities — 0.1%		211,328

NET ASSETS — 100.0%		$188,242,472

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	57.8
International Equity Fund	27.9
Bond Funds	12.2
Futures Contracts	2.0
Money Market Fund	2.0

101.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$188,031,144	$188,031,144	$—	$—

Total Assets - Investments in Securities	$188,031,144	$188,031,144	$—	$—

Other Financial Instruments***
Futures Contracts	$19,438	$19,438	$—	$—

Total Assets - Other Financial Instruments	$19,438	$19,438	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	25

MyDestination 2045 Fund

The Fund, through investments in the underlying Select Funds, combined a high percentage of exposure to equity securities with only a modest percentage to fixed income securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2012 targeted allocations were approximately 6.00% Fixed Income Select Funds, 55.25% U.S. Equity Select Funds, 29.75% Non-U.S. Equity Select Fund and 9.00% Real Return Select Fund.

Equity exposure represented approximately 85% of the Fund and, therefore, contributed most of the Fund’s returns. As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 16.60% for the one-year period ended December 31, 2012, which benefited from positive absolute performance from all of the Fixed Income Select Funds, Equity Select Funds and Real Return Select Funds. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance led by positive investment results of the International Equity Fund. The Value Equity Fund and Growth Equity Fund also made significant contributions. Within the Fund’s fixed income allocation, absolute return was most positively influenced by its exposure to both the Extended-Duration Bond Fund and the Global Bond Fund, returning 15.06% and 12.52%, respectively, for 2012.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

Consistent with the Fund’s asset allocation, the Extended-Duration Bond Fund and the Global Bond Fund were the weakest absolute contributors. However, the Fund’s prevailing equity exposure provided the majority of absolute return for the one-year period ending December 31, 2012. Further, the performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012. The Fund’s allocation to fixed income holdings contributed meaningfully to absolute performance. Both the Extended-Duration Bond Fund and Global Bond Fund materially provided beneficial contributions to the Fund.

The Fund outperformed its composite benchmark in 2012 (16.60% versus 16.39%), with exposure to both the Fixed Income Select Funds and Equity Select Funds contributing to relative performance. The largest detractors to relative performance were the Value Equity Fund and Small Cap Equity Fund. The Fund’s relative performance was most positively impacted by exposure to the Growth Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2045. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 28 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2045 Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	16.60%	16.39%
Five Year	0.48%	1.23%
Since Inception	1.13%	1.90%
Inception Date	12/29/06
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.32%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite benchmark index as of December 2012, consisting of 0.50% of the Barclays Capital U.S. Long-Term Government Bond Index, 0.50% of the Barclays Capital U.S. Long-Term Credit Bond Index, 2.50% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.25% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.25% of the J.P. Morgan Emerging Markets Bond Index Plus, 9.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 23.30% of the Russell 1000® Value Index, 23.30% of the Russell 1000® Growth Index, 8.65% of the Russell 2000® Index and 29.75% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2045 FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	3,135,660	$3,135,660
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	71,404	1,326,683
GuideStone Global Bond Fund (GS4 Class)¥	638,987	6,632,689
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,127,751	11,954,159
GuideStone Value Equity Fund (GS4 Class)¥	1,880,490	30,426,322
GuideStone Growth Equity Fund (GS4 Class)¥	1,506,592	30,523,562
GuideStone Small Cap Equity Fund (GS4 Class)¥	714,667	11,391,795
GuideStone International Equity Fund (GS4 Class)¥	3,014,342	39,397,456

Total Mutual Funds (Cost $116,671,159)		134,788,326

TOTAL INVESTMENTS — 99.7% (Cost $116,671,159)		134,788,326
Other Assets in Excess of Liabilities — 0.3%		407,577

NET ASSETS — 100.0%		$135,195,903

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	62.4
International Equity Fund	29.1
Bond Funds	5.9
Futures Contracts	2.4
Money Market Fund	2.3

102.1

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$134,788,326	$134,788,326	$—	$—

Total Assets - Investments in Securities	$134,788,326	$134,788,326	$—	$—

Other Financial Instruments***
Futures Contracts	$14,538	$14,538	$—	$—

Total Assets - Other Financial Instruments	$14,538	$14,538	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

28	See Notes to Financial Statements.

MyDestination 2055 Fund

The Fund, through investments in the underlying Select Funds, combined a high percentage of exposure to equity securities with only a modest percentage to fixed income securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2012 targeted allocations were approximately 5.00% Fixed Income Select Funds, 55.25% U.S. Equity Select Funds, 29.75% Non-U.S. Equity Select Fund and 10.00% Real Return Select Fund.

Equity exposure represented approximately 85% of the Fund and, therefore, contributed most of the Fund’s returns. As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 14.18% for the one-year period ended December 31, 2012, which benefited from positive absolute performance from all of the Fixed Income Select Funds, Equity Select Funds and Real Return Select Funds. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance led by positive investment results of the International Equity Fund. The Value Equity Fund and Growth Equity Fund also made significant contributions. Within the Fund’s fixed income allocation, absolute return was most positively influenced by its exposure to both the Extended-Duration Bond Fund and the Global Bond Fund, returning 15.06% and 12.52%, respectively, for 2012.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macro-economic concerns to finish 2012 with a gain of 16.00%. Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

Consistent with the Fund’s asset allocation, the Global Bond Fund was the weakest absolute contributor. However, the Fund’s prevailing equity exposure provided the majority of absolute return for the one-year period ending December 31, 2012. Further, the performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets; however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012. The Fund’s allocation to fixed income holdings contributed meaningfully to absolute performance. Both the Extended-Duration Bond Fund and Global Bond Fund materially provided beneficial contributions to the Fund.

The Fund underperformed its composite benchmark in 2012 (14.18% versus 16.47%), with exposure to both the Fixed Income Select Funds and Equity Select Funds contributing to relative performance. The largest detractors to relative performance were the Value Equity Fund and Small Cap Equity Fund. The Fund’s relative performance was most positively impacted by exposure to the Growth Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2055. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 31 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2055 Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	14.18%	16.47%
Inception Date	01/01/12
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	2.31%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite benchmark index as of December 2012, consisting of 2.50% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.25% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.25% of the J.P. Morgan Emerging Markets Bond Index Plus, 10.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 23.24% of the Russell 1000® Value Index, 23.24% of the Russell 1000® Growth Index, 8.77% of the Russell 2000® Index and 29.75% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2055 FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	140,843	$140,843
GuideStone Global Bond Fund (GS4 Class)¥	29,650	307,765
GuideStone Real Estate Securities Fund (GS4 Class)¥	58,410	619,147
GuideStone Value Equity Fund (GS4 Class)¥	88,031	1,424,338
GuideStone Growth Equity Fund (GS4 Class)¥	70,277	1,423,806
GuideStone Small Cap Equity Fund (GS4 Class)¥	33,935	540,926
GuideStone International Equity Fund (GS4 Class)¥	140,796	1,840,197

Total Mutual Funds (Cost $5,966,228)		6,297,022

TOTAL INVESTMENTS — 99.7% (Cost $5,966,228)		6,297,022
Other Assets in Excess of Liabilities — 0.3%		19,398

NET ASSETS — 100.0%		$6,316,420

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	63.5
International Equity Fund	29.1
Bond Fund	4.9
Money Market Fund	2.2

99.7

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$6,297,022	$6,297,022	$—	$—

Total Assets - Investments in Securities	$6,297,022	$6,297,022	$—	$—

See Notes to Financial Statements.	31

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2012

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Assets
Investments in securities of affiliated issuers, at value(1)	$80,315,480	$352,408,982	$375,018,477	$188,031,144	$134,788,326	$6,297,022
Cash collateral for derivatives	77,200	220,000	275,300	199,900	169,500	—
Receivables:
Dividends from affiliated funds	12	43	48	31	23	1
Fund shares sold	192,524	94,528	178,194	120,117	203,590	24,325
Variation margin on financial futures contracts	15,515	53,846	85,523	67,963	62,231	—
Receivable from advisor	—	—	—	—	—	2,487
Prepaid expenses and other assets	15,756	17,821	18,766	16,309	16,514	14,791

Total Assets	80,616,487	352,795,220	375,576,308	188,435,464	135,240,184	6,338,626

Liabilities
Payables:
Fund shares redeemed	—	155,915	273,032	138,818	—	—
Accrued expenses:
Investment advisory fees	7,093	30,101	31,924	24,603	15,894	—
Other expenses	27,170	32,826	33,425	29,571	28,387	22,206

Total Liabilities	34,263	218,842	338,381	192,992	44,281	22,206

Net Assets	$80,582,224	$352,576,378	$375,237,927	$188,242,472	$135,195,903	$6,316,420

Net Assets Consist of:
Paid-in capital	$80,512,909	$334,173,500	$343,791,600	$169,143,733	$117,757,124	$5,859,448
Undistributed net investment income	102,131	1,380,527	606,875	3,087	307	—
Undistributed (accumulated) net realized gain (loss) on investments and futures transactions	(5,791,748)	(21,352,713)	(5,752,001)	742,101	(693,233)	126,178
Net unrealized appreciation on investments and futures	5,758,932	38,375,064	36,591,453	18,353,551	18,131,705	330,794

Net Assets	$80,582,224	$352,576,378	$375,237,927	$188,242,472	$135,195,903	$6,316,420

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$80,582,224	$352,576,378	$375,237,927	$188,242,472	$135,195,903	$6,316,420

GS4 shares outstanding	7,858,400	34,530,995	38,117,306	20,027,215	14,792,018	563,901

Net asset value, offering and redemption price per GS4 share	$10.25	$10.21	$9.84	$9.40	$9.14	$11.20

(1) Investments in securities of affiliated issuers, at cost	$74,563,460	$314,050,297	$338,454,376	$169,697,031	$116,671,159	$5,966,228

32	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2012

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund(1)
Investment Income
Income dividends received from affiliated funds	$1,049,485	$5,182,934	$5,474,173	$2,321,826	$1,503,421	$65,198
Interest	—	—	—	—	5	—

Total Investment Income	1,049,485	5,182,934	5,474,173	2,321,826	1,503,426	65,198

Expenses
Investment advisory fees	74,340	326,111	335,668	165,744	114,854	4,535
Transfer agent fees:
GS4 Shares	19,906	23,479	23,687	21,542	21,078	17,185
Custodian fees	16,404	21,133	21,531	17,504	15,895	6,228
Accounting and administration fees	8,070	20,954	21,435	12,614	10,026	2,477
Professional fees	41,087	41,096	41,097	41,091	41,090	45,540
Blue sky fees:
GS4 Shares	16,701	18,707	17,471	16,663	15,959	20,436
Shareholder reporting fees:
GS4 Shares	5,375	11,805	12,399	8,452	7,743	626
Trustee expenses	1,966	4,590	4,682	2,910	2,383	1,245
Line of credit facility fees	801	3,508	3,592	1,758	1,207	55
Other expenses	8,940	8,940	8,940	8,940	8,940	6,343

Total Expenses	193,590	480,323	490,502	297,218	239,175	104,670
Expenses waived/reimbursed net of amount recaptured(2)	(48,296)	—	—	26,917	(15,118)	(95,601)

Net Expenses	145,294	480,323	490,502	324,135	224,057	9,069

Net investment income	904,191	4,702,611	4,983,671	1,997,691	1,279,369	56,129

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,319,147	6,919,192	7,434,400	3,703,930	2,707,429	124,195
Net realized gain on investment securities of affiliated issuers	1,684,504	1,135,318	1,696,017	730,107	345,386	64,731
Net realized gain on futures transactions	88,115	563,792	589,298	517,261	348,975	—

Net realized gain	3,091,766	8,618,302	9,719,715	4,951,298	3,401,790	188,926

Change in unrealized appreciation on investment securities of affiliated issuers	2,096,282	20,312,617	26,661,002	16,456,499	11,902,744	330,794
Change in unrealized appreciation (depreciation) on futures	1,885	(11,188)	(17,159)	(6,765)	1,817	—

Net change in unrealized appreciation (depreciation)	2,098,167	20,301,429	26,643,843	16,449,734	11,904,561	330,794

Net Realized and Unrealized Gain	5,189,933	28,919,731	36,363,558	21,401,032	15,306,351	519,720

Net Increase in Net Assets Resulting from Operations	$6,094,124	$33,622,342	$41,347,229	$23,398,723	$16,585,720	$575,849

(1)	The MyDestination 2055 Fund commenced operations as a registered investment company on January 1, 2012.

(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	33

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund		MyDestination 2015 Fund
	For the Year Ended		For the Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11
Operations:
Net investment income	$904,191	$851,849	$4,702,611	$3,859,060
Net realized gain (loss) on investment securities and futures transactions	3,091,766	2,517,678	8,618,302	(6,612,694)
Net change in unrealized appreciation (depreciation) on investment securities and futures	2,098,167	(2,025,552)	20,301,429	7,143,228

Net increase (decrease) in net assets resulting from operations	6,094,124	1,343,975	33,622,342	4,389,594

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(1,578,267)	(1,118,885)	(7,838,073)	(4,639,060)
Distributions from net realized capital gains	—	—	—	—

Total dividends and distributions	(1,578,267)	(1,118,885)	(7,838,073)	(4,639,060)

Capital Share Transactions:
Proceeds from GS4 shares sold	22,149,640	25,225,989	71,866,425	54,743,331
Reinvestment of dividends and distributions into GS4 shares	1,578,267	1,118,483	7,838,073	4,639,060
Value of GS4 shares redeemed	(12,269,397)	(16,644,614)	(27,008,482)	(30,708,423)

Net increase from capital share transactions(2)	11,458,510	9,699,858	52,696,016	28,673,968

Total increase in net assets	15,974,367	9,924,948	78,480,285	28,424,502

Net Assets:
Beginning of Year	64,607,857	54,682,909	274,096,093	245,671,591

End of Year*	$80,582,224	$64,607,857	$352,576,378	$274,096,093

*Including undistributed net investment income	$102,131	$101,776	$1,380,527	$1,380,630

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.
(3)	The MyDestination 2055 Fund commenced operations as a registered investment company on January 1, 2012.

34	See Notes to Financial Statements.

MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12(3)

$4,983,671	$3,723,266	$1,997,691	$1,400,976	$1,279,369	$725,744	$56,129

9,719,715	(5,289,907)	4,951,298	190,251	3,401,790	26,074	188,926

26,643,843	877,964	16,449,734	(5,719,088)	11,904,561	(4,125,970)	330,794

41,347,229	(688,677)	23,398,723	(4,127,861)	16,585,720	(3,374,152)	575,849

(7,215,597)	(4,085,427)	(2,098,516)	(1,436,957)	(1,290,110)	(728,739)	(56,171)
—	—	(1,022,785)	(762,677)	(750,228)	(1,952,225)	(62,706)

(7,215,597)	(4,085,427)	(3,121,301)	(2,199,634)	(2,040,338)	(2,680,964)	(118,877)

75,379,767	59,628,488	40,637,718	33,005,073	31,566,664	27,357,501	13,215,155
7,215,597	4,085,427	3,121,301	2,199,634	2,040,186	2,680,965	118,877
(19,728,424)	(17,202,341)	(7,240,011)	(7,637,385)	(2,910,235)	(9,832,010)	(7,474,584)

62,866,940	46,511,574	36,519,008	27,567,322	30,696,615	20,206,456	5,859,448

96,998,572	41,737,470	56,796,430	21,239,827	45,241,997	14,151,340	6,316,420

278,239,355	236,501,885	131,446,042	110,206,215	89,953,906	75,802,566	—

$375,237,927	$278,239,355	$188,242,472	$131,446,042	$135,195,903	$89,953,906	$6,316,420

$606,875	$607,362	$3,087	$—	$307	$—	$—

See Notes to Financial Statements.	35

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
MyDestination 2005 Fund

GS4 Class
2012	$ 9.60	$0.13	#	$0.18	$0.55	$(0.21)	$ —	$10.25	8.92%	$80,582	0.20%	0.27%	1.24%	8%
2011	9.53	0.14	#	0.05	0.05	(0.17)	—	9.60	2.52	64,608	0.20	0.35	1.43	31
2010	8.84	0.14	#	0.09	0.70	(0.24)	—	9.53	10.56	54,683	0.20	0.26	1.50	19
2009	7.44	0.18	#	0.04	1.40	(0.22)	—	8.84	21.84	66,830	0.20	0.26	2.31	57
2008	10.35	0.30	#	0.08	(2.75)	(0.31)	(0.23)	7.44	(22.78)	50,678	0.20	0.29	3.25	40
MyDestination 2015 Fund

GS4 Class
2012	$ 9.37	$0.15	#	$0.22	$0.70	$(0.23)	$ —	$10.21	11.46%	$352,576	0.15%	0.15%	1.47%	2%
2011	9.36	0.14	#	0.05	(0.02)	(0.16)	—	9.37	1.84	274,096	0.17	0.17	1.46	33
2010	8.42	0.14	#	0.06	0.94	(0.20)	—	9.36	13.54	245,672	0.16	0.16	1.65	28
2009	6.83	0.17	#	0.02	1.58	(0.18)	—	8.42	26.27	219,264	0.16	0.16	2.25	25
2008	10.33	0.26	#	0.09	(3.39)	(0.19)	(0.27)	6.83	(29.31)	146,140	0.20	0.18	2.87	22
MyDestination 2025 Fund

GS4 Class
2012	$ 8.81	$0.14	#	$0.22	$0.86	$(0.19)	$ —	$9.84	13.90%	$375,238	0.15%	0.15%	1.51%	2%
2011	8.94	0.13	#	0.03	(0.16)	(0.13)	—	8.81	0.03	278,239	0.17	0.17	1.42	24
2010	7.88	0.14	#	0.03	1.04	(0.15)	—	8.94	15.32	236,502	0.20	0.17	1.72	15
2009	6.18	0.14	#	0.01	1.69	(0.14)	—	7.88	30.12	169,563	0.20	0.19	2.11	13
2008	10.24	0.21	#	0.09	(3.89)	(0.15)	(0.32)	6.18	(35.00)	96,826	0.20	0.21	2.47	10

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

36	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross (3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
MyDestination 2035 Fund

GS4 Class
2012	$8.22	$0.11	#	$0.21		$1.02	$(0.11)	$(0.05)	$9.40	16.30%	$188,242	0.20%	0.18%	1.23%	1%
2011	8.62	0.10	#	0.01		(0.37)	(0.09)	(0.05)	8.22	(2.99)	131,446	0.20	0.23	1.13	10
2010	7.52	0.10	#	0.01		1.10	(0.10)	(0.01)	8.62	16.02	110,206	0.20	0.23	1.32	9
2009	5.85	0.10	#	—	†	1.70	(0.11)	(0.02)	7.52	30.99	75,419	0.20	0.28	1.57	4
2008	10.24	0.17	#	0.09		(4.25)	(0.10)	(0.30)	5.85	(38.86)	37,637	0.20	0.40	2.02	5
MyDestination 2045 Fund

GS4 Class
2012	$7.96	$0.10	#	$0.21		$1.01	$(0.09)	$(0.05)	$9.14	16.60%	$135,196	0.20%	0.21%	1.14%	1%
2011	8.52	0.07	#	—	†	(0.38)	(0.07)	(0.18)	7.96	(3.63)	89,954	0.20	0.29	0.87	25
2010	7.38	0.08	#	—	†	1.16	(0.07)	(0.03)	8.52	16.80	75,803	0.20	0.30	1.08	1
2009	5.75	0.08	#	—	†	1.67	(0.09)	(0.03)	7.38	30.71	44,159	0.20	0.41	1.23	7
2008	10.12	0.16	#	0.10		(4.34)	(0.06)	(0.23)	5.75	(40.29)	17,998	0.20	0.79	1.97	5
MyDestination 2055 Fund

GS4 Class
2012*	$10.00	$0.13	#	$0.30		$0.98	$(0.10)	$(0.11)	$11.20	14.18%	$6,316	0.20%	2.31%	1.24%	18%

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

See Notes to Financial Statements.	37

Conservative Allocation Fund

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund had a target of, but was not limited to, an asset allocation of

60.00% Fixed Income Select Funds, 18.88% U.S. Equity Select Funds, 6.12% Non-U.S. Equity Select Fund and 15.00% Real Return Select Fund.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 7.02% for the one-year period ended December 31, 2012, benefiting from positive absolute performance of the underlying Fixed Income Select Funds, Equity Select Funds and Real Return Select Fund. The Fund’s absolute return was most positively influenced by its exposure to the Low-Duration Bond Fund, followed by exposure to the Value Equity Fund and International Equity Fund.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012.

The Fund outperformed its composite benchmark in 2012 (7.02% versus 5.41%). While the Low-Duration Bond Fund was the largest contributor to the Fund’s absolute return, it also served as the leading driver in the Fund’s relative outperformance during the year. At a target weight of approximately 7%, the Defensive Market Strategies Fund was the primary detractor within the Equity Select Funds. The Inflation-Protected Bond Fund also marginally detracted from relative performance over the period.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short - to medium-time investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 40 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Conservative Allocation Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	7.02%	5.41%
Five Year	3.40%	3.19%
Ten Year	4.67%	4.75%
Inception Date	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.87%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays Capital U.S. TIPS Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00%, 15.00%, 18.88% and 6.12%, respectively.

The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS4 Class)¥	5,925,474	$5,925,474
GuideStone Low-Duration Bond Fund (GS4 Class)¥	14,137,590	191,140,214
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	4,166,746	46,875,888
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	2,268,237	24,043,313
GuideStone Value Equity Fund (GS4 Class)¥	1,048,364	16,962,524
GuideStone Growth Equity Fund (GS4 Class)¥	835,645	16,930,172
GuideStone Small Cap Equity Fund (GS4 Class)¥	241,925	3,856,292
GuideStone International Equity Fund (GS4 Class)¥	1,599,688	20,907,918

Total Mutual Funds (Cost $297,601,586)		326,641,795

TOTAL INVESTMENTS — 99.8% (Cost $297,601,586)		326,641,795
Other Assets in Excess of Liabilities — 0.2%		679,057

NET ASSETS — 100.0%		$327,320,852

PORTFOLIO SUMMARY (based on net assets)
%
Bond Funds	72.7
Domestic Equity Funds	18.9
International Equity Fund	6.4
Money Market Fund	1.8
Futures Contracts	1.6

101.4

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$326,641,795	$326,641,795	$—	$—

Total Assets - Investments in Securities	$326,641,795	$326,641,795	$—	$—

Other Financial Instruments***
Futures Contracts	$11,733	$11,733	$—	$—

Total Assets - Other Financial Instruments	$11,733	$11,733	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

40	See Notes to Financial Statements.

Balanced Allocation Fund

The Fund, through investments in the underlying Select Funds, combined approximately equal percentages to equity securities and fixed income securities. The Fund had a target of, but was not limited to, an asset allocation of 50.00% Fixed Income Select Funds, 36.00% U.S. Equity Select Funds and 14.00% Non-U.S. Equity Select Fund.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 11.79% for the one-year period ending December 31, 2012, benefiting from positive absolute performance of the underlying Fixed Income Select Funds and Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the International Equity Fund. The Value Equity Fund and Growth Equity Fund also provided material benefits over the period.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012.

The Fund outperformed its composite benchmark in 2012 (11.79% versus 10.47%), as the Fixed Income Select Funds contributed positively. Notably, the primary source of outperformance came from the Medium–Duration Bond Fund allocation. The remaining Fixed Income Select Funds also had a positive impact over the period. Within the U.S. Equity Select Funds, both the Value Equity Fund and Small Cap Equity Fund were relatively flat to negative versus their benchmarks.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium-to long-term investment horizon, possess a moderate tolerance for risk, and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments.

Please see page 43 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Balanced Allocation Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	11.79%	10.47%
Five Year	3.61%	3.84%
Ten Year	6.82%	7.05%
Inception Date	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.98%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

****Represents a composite index consisting of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 50%, 36% and 14%, respectively.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	25,212,869	$25,212,869
GuideStone Low-Duration Bond Fund (GS4 Class)¥	12,710,606	171,847,392
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	16,896,970	248,047,517
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	5,409,882	100,515,605
GuideStone Global Bond Fund (GS4 Class)¥	5,672,938	58,885,101
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	10,936,846	115,930,568
GuideStone Value Equity Fund (GS4 Class)¥	8,738,599	141,390,538
GuideStone Growth Equity Fund (GS4 Class)¥	6,887,146	139,533,578
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,051,179	32,695,791
GuideStone International Equity Fund (GS4 Class)¥	12,978,515	169,629,188

Total Mutual Funds (Cost $1,092,793,984)		1,203,688,147

TOTAL INVESTMENTS — 99.9% (Cost $1,092,793,984)		1,203,688,147
Other Assets in Excess of Liabilities — 0.1%		1,180,482

NET ASSETS — 100.0%		$1,204,868,629

PORTFOLIO SUMMARY (based on net assets)
%
Bond Funds	48.1
Domestic Equity Funds	35.6
International Equity Fund	14.1
Money Market Fund	2.1
Futures Contracts	1.9

101.8

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,203,688,147	$1,203,688,147	$—	$—

Total Assets - Investments in Securities	$1,203,688,147	$1,203,688,147	$—	$—

Other Financial Instruments***
Futures Contracts	$70,305	$70,305	$—	$—

Total Assets - Other Financial Instruments	$70,305	$70,305	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	43

Growth Allocation Fund

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund had a target of, but was not limited to, an asset allocation of 25.00% Fixed Income Select Funds, 48.75% U.S. Equity Select Funds and 26.25% Non-U.S. Equity Select Fund.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 14.84% for the one-year period ended December 31, 2012, benefiting from positive absolute performance of the underlying Fixed Income Select Funds and Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the International Equity Fund. The Value Equity Fund and Growth Equity Fund also provided material benefit over the period.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index posted a gain of 15.77% for 2012.

The Fund outperformed its composite benchmark in 2012 (14.84% versus 13.60%). The largest detractor to the Fund’s relative performance was exposure to the Value Equity Fund, which trailed its respective benchmark due to security selection. The Fund’s relative performance was positively impacted by exposure to the Growth Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 46 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Growth Allocation Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	14.84%	13.60%
Five Year	1.78%	2.27%
Ten Year	7.09%	7.63%
Inception Date	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.07%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index consisting of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index, and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25.00%, 48.75% and 26.25%, respectively.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (GS4 Class)¥	18,606,768	$18,606,768
GuideStone Low-Duration Bond Fund (GS4 Class)¥	4,382,386	59,249,861
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	5,875,803	86,256,786
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	1,887,189	35,063,972
GuideStone Global Bond Fund (GS4 Class)¥	1,992,184	20,678,872
GuideStone Value Equity Fund (GS4 Class)¥	11,384,460	184,200,559
GuideStone Growth Equity Fund (GS4 Class)¥	8,970,502	181,742,369
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,652,586	42,282,215
GuideStone International Equity Fund (GS4 Class)¥	17,211,924	224,959,845

Total Mutual Funds (Cost $784,996,671)		853,041,247

TOTAL INVESTMENTS — 100.0% (Cost $784,996,671)		853,041,247
Other Assets in Excess of Liabilities — 0.0%		191,411

NET ASSETS — 100.0%		$853,232,658

PORTFOLIO SUMMARY (based on net assets)
%
Domestic Equity Funds	47.8
International Equity Fund	26.4
Bond Funds	23.6
Money Market Fund	2.2
Futures Contracts	2.2

102.2

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$853,041,247	$853,041,247	$—	$—

Total Assets - Investments in Securities	$853,041,247	$853,041,247	$—	$—

Other Financial Instruments***
Futures Contracts	$102,530	$102,530	$—	$—

Total Assets - Other Financial Instruments	$102,530	$102,530	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

46	See Notes to Financial Statements.

Aggressive Allocation Fund

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Select Fund.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 17.19% for the one-year period ended December 31, 2012, as absolute performance was largely attributable to exposure to the International Equity Fund.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Performance dispersion between U.S. equity and Non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012.

The Fund outperformed its composite benchmark in 2012 (17.19% versus 16.75%). The Growth Equity Fund served as the key driver in the Fund’s relative outperformance for the year. The relative contribution of the remaining Fund allocations was flat to negative over the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.

Please see page 49 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Aggressive Allocation Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	17.19%	16.75%
Five Year	-0.26%	0.54%
Ten Year	7.20%	8.08%
Inception Date	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.17%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00% and 40.00%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	14,287,922	$14,287,922
GuideStone Value Equity Fund (GS4 Class)¥	11,795,205	190,846,412
GuideStone Growth Equity Fund (GS4 Class)¥	9,370,333	189,842,940
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,686,598	42,824,378
GuideStone International Equity Fund (GS4 Class)¥	22,061,649	288,345,749

Total Mutual Funds (Cost $692,341,709)		726,147,401

TOTAL INVESTMENTS — 99.9% (Cost $692,341,709)		726,147,401
Other Assets in Excess of Liabilities — 0.1%		517,907

NET ASSETS — 100.0%		$726,665,308

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	58.3
International Equity Fund	39.7
Futures Contracts	2.1
Money Market	1.9

102.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$726,147,401	$726,147,401	$—	$—

Total Assets - Investments in Securities	$726,147,401	$726,147,401	$—	$—

Other Financial Instruments***
Futures Contracts	$102,325	$102,325	$—	$—

Total Assets - Other Financial Instruments	$102,325	$102,325	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	49

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2012

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value (1)	$326,641,795	$1,203,688,147	$853,041,247	$726,147,401
Cash collateral for derivatives	82,200	819,600	790,400	865,200
Receivables:
Dividends from affiliated funds	42	217	161	124
Investment securities sold	—	—	1,294	7,329
Fund shares sold	652,052	398,095	38,975	25,292
Variation margin on financial futures contracts	28,030	262,957	302,878	309,630
Prepaid expenses and other assets	8,896	9,611	8,150	7,297

Total Assets	327,413,015	1,205,178,627	854,183,105	727,362,273

Liabilities
Payables:
Fund shares redeemed	24,000	127,602	817,247	583,416
Accrued expenses:
Investment advisory fees	27,448	113,287	78,478	67,593
Other expenses	40,715	69,109	54,722	45,956

Total Liabilities	92,163	309,998	950,447	696,965

Net Assets	$327,320,852	$1,204,868,629	$853,232,658	$726,665,308

Net Assets Consist of:
Paid-in-capital	$298,979,331	$1,086,141,820	$770,545,026	$672,462,469
Undistributed net investment income	1,189	1,695	7,260	—
Undistributed (accumulated) net realized gain (loss) on investments and futures transactions	(711,610)	7,760,646	14,533,266	20,294,822
Net unrealized appreciation (depreciation) on investments and futures	29,051,942	110,964,468	68,147,106	33,908,017

Net Assets	$327,320,852	$1,204,868,629	$853,232,658	$726,665,308

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$327,320,852	$1,204,868,629	$853,232,658	$726,665,308

GS4 shares outstanding	26,675,586	94,635,423	65,418,211	58,331,956

Net asset value, offering and redemption price per GS4 share	$12.27	$12.73	$13.04	$12.46

(1) Investments in securities of affiliated issuers, at cost	$297,601,586	$1,092,793,984	$784,996,671	$692,341,709

50	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2012

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income dividends received from affiliated funds	$4,349,840	$19,311,907	$10,755,500	$7,403,813
Interest	—	446	345	311

Total Investment Income	4,349,840	19,312,353	10,755,845	7,404,124

Expenses
Investment advisory fees	312,747	1,193,236	851,536	732,543
Transfer agent fees:
GS4 shares	34,127	62,786	42,453	37,964
Custodian fees	15,198	30,654	27,580	20,816
Accounting and administration fees	20,966	65,603	48,333	41,964
Professional fees	41,303	41,303	41,303	41,309
Blue sky fees:
GS4 shares	16,157	17,503	17,199	16,938
Shareholder reporting fees:
GS4 shares	30,223	64,292	43,407	36,919
Trustee expenses	4,448	13,543	10,043	8,826
Line of credit facility fees	3,424	12,998	9,320	8,055
Other expenses	8,940	10,240	10,250	9,740

Total Expenses	487,533	1,512,158	1,101,424	955,074
Expenses waived/reimbursed(1)	(119,266)	(117,270)	(104,633)	(97,258)

Net Expenses	368,267	1,394,888	996,791	857,816

Net investment income	3,981,573	17,917,465	9,759,054	6,546,308

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	3,922,603	20,739,188	16,957,373	15,495,043
Net realized gain on investment securities of affiliated issuers	274,209	10,622,832	4,753,371	11,961,768
Net realized gain on futures transactions	191,591	2,557,985	2,577,050	2,731,782

Net realized gain	4,388,403	33,920,005	24,287,794	30,188,593

Change in unrealized appreciation on investment securities of affiliated issuers	12,269,464	76,676,655	79,971,604	75,882,916
Change in unrealized appreciation (depreciation) on futures	248	(138,861)	(175,018)	(286,794)

Net change in unrealized appreciation	12,269,712	76,537,794	79,796,586	75,596,122

Net Realized and Unrealized Gain	16,658,115	110,457,799	104,084,380	105,784,715

Net Increase in Net Assets Resulting from Operations	$20,639,688	$128,375,264	$113,843,434	$112,331,023

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	51

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11
Operations:
Net investment income	$3,981,573	$4,065,834	$17,917,465	$18,557,083
Net realized gain on investment securities and futures transactions	4,388,403	102,554	33,920,005	19,720,584
Net change in unrealized appreciation (depreciation) on investment securities and futures	12,269,712	236,103	76,537,794	(26,824,077)

Net increase (decrease) in net assets resulting from operations	20,639,688	4,404,491	128,375,264	11,453,590

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(5,748,208)	(4,792,770)	(25,053,190)	(23,283,553)
Distributions from net realized capital gains	(780,975)	(4,309,760)	(14,173,968)	(19,005,488)

Total dividends and distributions	(6,529,183)	(9,102,530)	(39,227,158)	(42,289,041)

Capital Share Transactions:
Proceeds from GS4 shares sold	45,857,397	57,204,012	60,529,162	60,590,265
Reinvestment of dividends and distributions into GS4 shares	6,526,106	9,098,316	39,204,104	42,263,421
Value of GS4 shares redeemed	(32,409,160)	(30,360,939)	(81,287,742)	(95,724,099)

Net increase (decrease) from capital share transactions(2)	19,974,343	35,941,389	18,445,524	7,129,587

Total increase (decrease) in net assets	34,084,848	31,243,350	107,593,630	(23,705,864)

Net Assets:
Beginning of Year	293,236,004	261,992,654	1,097,274,999	1,120,980,863

End of Year*	$327,320,852	$293,236,004	$1,204,868,629	$1,097,274,999

*Including undistributed net investment income	$1,189	$—	$1,695	$3,269

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

52	See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/12	12/31/11	12/31/12	12/31/11

$9,759,054	$10,429,322	$6,546,308	$6,066,977

24,287,794	10,125,554	30,188,593	7,554,619

79,796,586	(39,424,655)	75,596,122	(49,171,255)

113,843,434	(18,869,779)	112,331,023	(35,549,659)

(11,303,246)	(11,523,090)	(6,549,181)	(6,067,329)
(6,704,077)	(13,505,147)	(10,630,919)	(11,387,493)

(18,007,323)	(25,028,237)	(17,180,100)	(17,454,822)

31,477,784	33,158,753	76,004,191	31,839,557
18,005,817	25,025,796	17,178,628	17,454,013
(75,431,090)	(72,868,581)	(136,458,221)	(66,992,296)

(25,947,489)	(14,684,032)	(43,275,402)	(17,698,726)

69,888,622	(58,582,048)	51,875,521	(70,703,207)

783,344,036	841,926,084	674,789,787	745,492,994

$853,232,658	$783,344,036	$726,665,308	$674,789,787

$7,260	$—	$—	$1,962

See Notes to Financial Statements.	53

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribut- ions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross (3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund

GS4 Class
2012	$11.70	$0.16	#	$0.16		$0.50	$(0.22)	$(0.03)	$12.27	7.02%	$327,321	0.12%	0.16%	1.29%	3%
2011	11.87	0.18	#	0.05		(0.03)	(0.19)	(0.18)	11.70	1.71	293,236	0.12	0.17	1.47	9
2010	11.39	0.18	#	0.08		0.56	(0.27)	(0.07)	11.87	7.19	261,993	0.12	0.15	1.57	19
2009	10.33	0.26	#	—	†	1.44	(0.26)	(0.38)	11.39	16.58	284,750	0.12	0.16	2.37	32
2008	13.02	0.42	#	0.03		(2.17)	(0.42)	(0.55)	10.33	(13.11)	246,617	0.12	0.15	3.36	17
Balanced Allocation Fund

GS4 Class
2012	$11.77	$0.19	#	$0.22		$0.97	$(0.27)	$(0.15)	$12.73	11.79%	$1,204,869	0.12%	0.13%	1.54%	3%
2011	12.12	0.20	#	0.06		(0.14)	(0.26)	(0.21)	11.77	1.01	1,097,275	0.12	0.13	1.65	16
2010	11.14	0.23	#	0.09		1.00	(0.34)	—	12.12	11.87	1,120,981	0.12	0.12	1.95	17
2009	9.20	0.26	#	0.05		1.97	(0.27)	(0.07)	11.14	25.05	1,132,991	0.12	0.13	2.58	19
2008	14.13	0.39	#	0.13		(3.99)	(0.43)	(1.03)	9.20	(24.41)	905,743	0.12	0.13	3.05	19
Growth Allocation Fund

GS4 Class
2012	$11.60	$0.15	#	$0.26		$1.30	$(0.17)	$(0.10)	$13.04	14.84%	$853,233	0.12%	0.13%	1.17%	2%
2011	12.28	0.16	#	0.03		(0.49)	(0.17)	(0.21)	11.60	(2.39)	783,344	0.12	0.14	1.26	10
2010	11.11	0.16	#	0.05		1.31	(0.27)	(0.08)	12.28	13.65	841,926	0.12	0.13	1.43	8
2009	8.86	0.18	#	0.02		2.25	(0.15)	(0.05)	11.11	27.96	840,810	0.12	0.13	1.88	11
2008	15.34	0.28	#	0.13		(5.50)	(0.29)	(1.10)	8.86	(32.98)	667,769	0.12	0.13	2.15	13
Aggressive Allocation Fund

GS4 Class
2012	$10.89	$0.11	#	$0.26		$1.50	$(0.11)	$(0.19)	$12.46	17.19%	$726,665	0.12%	0.13%	0.91%	5%
2011	11.79	0.10	#	$—	†	(0.71)	(0.10)	(0.19)	10.89	(5.14)	674,790	0.12	0.14	0.83	9
2010	10.43	0.10	#	—	†	1.48	(0.10)	(0.12)	11.79	15.16	745,493	0.12	0.13	0.91	1
2009	8.13	0.10	#	—	†	2.38	(0.10)	(0.08)	10.43	30.82	729,734	0.12	0.14	1.17	3
2008	16.31	0.16	#	0.12		(7.01)	(0.14)	(1.31)	8.13	(41.05)	547,313	0.12	0.13	1.21	7

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

54	See Notes to Financial Statements.

Conservative Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% Fixed Income Select Funds, 18.88% U.S. Equity Select Funds, 6.12% Non-U.S. Equity Select Fund and 15.00% Real Return Select Fund.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 7.07% for the one-year period ended December 31, 2012, benefiting from positive absolute performance of the underlying Fixed Income Select Funds, Equity Select Funds and Real Return Select Fund. The Fund’s absolute return was most positively influenced by its exposure to the Low-Duration Bond Fund, followed by exposure to the Value Equity Fund and International Equity Fund.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging market debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012.

The Fund outperformed its composite benchmark in 2012 (7.07% versus 5.41%). While the Low-Duration Bond Fund was the largest contributor to the Fund’s absolute return, it also served as the leading driver in the Fund’s relative outperformance during the year. At a target weight of approximately 7%, the Defensive Market Strategies Fund was the primary detractor within the Equity Select Funds. The Inflation-Protected Bond Fund also marginally detracted from relative performance over the period.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short—to medium-time investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed-income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 57 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Conservative Allocation Fund I

Average Annual Total Returns as of 12/31/12
	GS2 Class*	Benchmark**
One Year	7.07%	5.41%
Five Year	3.59%	3.19%
Since Inception	4.56%	4.57%
Inception Date	07/01/03
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.77%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays Capital U.S. TIPS Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index weighted 60.00%, 15.00%, 18.88%, and 6.12%, respectively.

The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.5%
GuideStone Money Market Fund (GS2 Class)¥	1,257,792	$1,257,792
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,541,998	48,270,806
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	1,052,620	11,841,975
GuideStone Defensive Market Strategies Fund (GS2 Class)¥	572,670	6,076,033
GuideStone Value Equity Fund (GS2 Class)¥	536,666	4,287,962
GuideStone Growth Equity Fund (GS2 Class)¥	350,939	4,277,949
GuideStone Small Cap Equity Fund (GS2 Class)¥	94,909	974,717
GuideStone International Equity Fund (GS2 Class)¥	530,737	5,286,140

Total Mutual Funds (Cost $78,906,110)		82,273,374

TOTAL INVESTMENTS — 99.5% (Cost $78,906,110)		82,273,374
Other Assets in Excess of Liabilities — 0.5%		444,788

NET ASSETS — 100.0%		$82,718,162

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	72.7
Domestic Equity Funds	18.9
International Equity Fund	6.4
Money Market Fund	1.5
Futures Contracts	1.4

100.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$82,273,374	$82,273,374	$—	$—

Total Assets - Investments in Securities	$82,273,374	$82,273,374	$—	$—

Other Financial Instruments***
Futures Contracts	$1,455	$1,455	$—	$—

Total Assets - Other Financial Instruments	$1,455	$1,455	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	57

Balanced Allocation Fund I

The Fund, through investments in the underlying Select Funds, combined approximately equal percentages to equity securities and fixed income securities. The Fund had a target of, but was not limited to, an asset allocation of 50.00% Fixed Income Select Funds, 36.00% U.S. Equity Select Funds and 14.00% Non-U.S. Equity Select Fund.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 12.05% for the one-year period ending December 31, 2012, benefiting from positive absolute performance of the underlying Fixed Income Select Funds and Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the International Equity Fund. The Value Equity Fund and Growth Equity Fund also provided material benefits over the period.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012.

The Fund outperformed its composite benchmark in 2012 (12.05% versus 10.47%), as the Fixed Income Select Funds contributed positively. Notably, the primary source of outperformance came from the Medium–Duration Bond Fund allocation. The remaining Fixed Income Select Funds also had a positive impact over the period. Within the U.S. Equity Select Funds, both the Value Equity Fund and Small Cap Equity Fund were relatively flat to negative versus their benchmarks.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium - to long-term investment horizon, possess a moderate tolerance for risk, and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments.

Please see page 60 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Balanced Allocation Fund I

Average Annual Total Returns as of 12/31/12
	GS2 Class*	Benchmark**
One Year	12.05%	10.47%
Five Year	3.80%	3.84%
Since Inception	6.38%	6.55%
Inception Date	07/01/03
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.81%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index consisting of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 50%, 36% and 14%, respectively.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS2 Class)¥	6,348,888	$6,348,888
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,666,264	49,353,157
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	9,736,520	71,271,324
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	4,541,694	28,885,176
GuideStone Global Bond Fund (GS4 Class)¥	1,629,106	16,910,122
GuideStone Defensive Market Strategies Fund (GS2 Class)¥	3,141,916	33,335,730
GuideStone Value Equity Fund (GS2 Class)¥	5,082,558	40,609,639
GuideStone Growth Equity Fund (GS2 Class)¥	3,287,366	40,072,993
GuideStone Small Cap Equity Fund (GS2 Class)¥	914,281	9,389,671
GuideStone International Equity Fund (GS2 Class)¥	4,895,236	48,756,549

Total Mutual Funds (Cost $329,392,992)		344,933,249

TOTAL INVESTMENTS — 99.9% (Cost $329,392,992)		344,933,249
Other Assets in Excess of Liabilities — 0.1%		321,238

NET ASSETS — 100.0%		$345,254,487

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	48.2
Domestic Equity Funds	35.7
International Equity Fund	14.2
Money Market Fund	1.8
Futures Contracts	1.7

101.6

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$344,933,249	$344,933,249	$—	$—

Total Assets - Investments in Securities	$344,933,249	$344,933,249	$—	$—

Other Financial Instruments***
Futures Contracts	$13,670	$13,670	$—	$—

Total Assets - Other Financial Instruments	$13,670	$13,670	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

60	See Notes to Financial Statements.

Growth Allocation Fund I

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund had a target of, but was not limited to, an asset allocation of 25.00% Fixed Income Select Funds, 48.75% U.S. Equity Select Funds and 26.25% Non-U.S. Equity Select Fund.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 15.09% for the one-year period ended December 31, 2012, benefiting from positive absolute performance of the underlying Fixed Income Select Funds and Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the International Equity Fund. The Value Equity Fund and Growth Equity Fund also provided material benefits over the period.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12.00% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012.

The Fund outperformed its composite benchmark in 2012 (15.09% versus 13.60%). The largest detractor to the Fund’s relative performance was exposure to the Value Equity Fund, which trailed its respective benchmark due to security selection. The Fund’s relative performance was positively impacted by exposure to the Growth Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 63 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Growth Allocation Fund I

Average Annual Total Returns as of 12/31/12
	GS2 Class*	Benchmark**
One Year	15.09%	13.60%
Five Year	1.96%	2.27%
Since Inception	6.49%	6.95%
Inception Date	07/01/03
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.90%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index consisting of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index, and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25.00%, 48.75% and 26.25%, respectively.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (GS2 Class)¥	3,753,596	$3,753,596
GuideStone Low-Duration Bond Fund (GS2 Class)¥	1,731,781	15,083,811
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	3,003,066	21,982,444
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	1,404,001	8,929,444
GuideStone Global Bond Fund (GS4 Class)¥	507,422	5,267,041
GuideStone Value Equity Fund (GS2 Class)¥	5,868,492	46,889,255
GuideStone Growth Equity Fund (GS2 Class)¥	3,796,802	46,283,021
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,048,745	10,770,610
GuideStone International Equity Fund (GS2 Class)¥	5,751,728	57,287,210

Total Mutual Funds (Cost $213,246,537)		216,246,432

TOTAL INVESTMENTS — 100.0% (Cost $213,246,537)		216,246,432

Other Assets in Excess of Liabilities — 0.0%		84,448

NET ASSETS — 100.0%		$216,330,880

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	48.1
International Equity Fund	26.5
Bond Funds	23.7
Futures Contracts	1.7
Money Market Fund	1.7

101.7

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$216,246,432	$216,246,432	$—	$—

Total Assets - Investments in Securities	$216,246,432	$216,246,432	$—	$—

Other Financial Instruments***
Futures Contracts	$20,636	$20,636	$—	$—

Total Assets - Other Financial Instruments	$20,636	$20,636	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	63

Aggressive Allocation Fund I

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Select Fund.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated an return of 17.31% for the one-year period ended December 31, 2012, as absolute performance was largely attributable to exposure to the International Equity Fund.

U.S. equity exposure continued to contribute positively to the performance of the Fund. The year began with a very impressive start with the S&P 500® Index’s surging over 12% during the first quarter. As the year progressed, equities withstood a series of political and macroeconomic concerns to finish 2012 with a gain of 16.00%. Performance dispersion between U.S. equity and non-U.S. equity markets was not largely significant. Within U.S. equity markets, however, value-oriented equities provided a marginal benefit over growth-oriented equities for the year as measured by the Russell 1000® Value Index and Russell 1000® Growth Index. Both segments provided a material benefit to absolute performance.

Serving as a driving force for the market rally was continued support by the Federal Reserve to keep interest rates low and to encourage economic demand. Following this progression, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. Consequently, the riskier segments within stocks and bonds benefited the most from this overall market optimism.

In addition to the Federal Reserve’s low interest rate policy, the bond market also benefited from an environment of low inflationary pressures and sluggish economic growth. All major bond market sectors posted positive returns for the year, led by emerging markets debt which generated an annual return of 18.04%. As a further indication of risk sentiment, broad market performance, measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.22% for the year, while the riskier Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index posted a gain of 15.77% for 2012.

The Fund outperformed its composite benchmark in 2012 (17.31% versus 16.75%). The Growth Equity Fund served as the key driver in the Fund’s relative outperformance for the year. The relative contribution of the remaining Fund allocations was flat to negative over the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.

Please see page 66 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Aggressive Allocation Fund I

Average Annual Total Returns as of 12/31/12
	GS2 Class*	Benchmark**
One year	17.31%	16.75%
Five year	-0.11%	0.54%
Since Inception	6.39%	7.22%
Inception Date	07/01/03
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.01%

(1)The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00% and 40.00%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS2 Class)¥	2,213,460	$	2,213,460
GuideStone Value Equity Fund (GS2 Class)¥	4,710,483		37,636,761
GuideStone Growth Equity Fund (GS2 Class)¥	3,072,629		37,455,347
GuideStone Small Cap Equity Fund (GS2 Class)¥	823,389		8,456,203
GuideStone International Equity Fund (GS2 Class)¥	5,714,516		56,916,582

Total Mutual Funds (Cost $147,996,365)			142,678,353

TOTAL INVESTMENTS — 99.9% (Cost $147,996,365)			142,678,353

Other Assets in Excess of Liabilities — 0.1%			152,424

NET ASSETS — 100.0%			$142,830,777

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	58.5
International Equity Fund	39.9
Futures Contracts	1.6
Money Market Fund	1.5

101.5

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$142,678,353	$142,678,353	$—	$—

Total Assets - Investments in Securities	$142,678,353	$142,678,353	$—	$—

Other Financial Instruments***
Futures Contracts	$17,731	$17,731	$—	$—

Total Assets - Other Financial Instruments	$17,731	$17,731	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

66	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2012

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Assets
Investments in securities of affiliated issuers, at value (1)	$82,273,374	$344,933,249	$216,246,432	$142,678,353
Cash collateral for derivatives	50,400	209,550	221,950	152,000
Receivables:
Dividends from affiliated funds	73	334	202	134
Investment securities sold	—	—	—	3,436
Fund shares sold	409,490	98,084	627	344
Variation margin on financial futures contracts	6,430	63,206	58,996	47,055
Prepaid expenses and other assets	6,887	6,610	6,610	6,610

Total Assets	82,746,654	345,311,033	216,534,817	142,887,932

Liabilities
Payables:
Fund shares redeemed	—	—	159,920	21,184
Accrued expenses:
Investment advisory fees	5,555	29,531	18,527	12,496
Other expenses	22,937	27,015	25,490	23,475

Total Liabilities	28,492	56,546	203,937	57,155

Net Assets	$82,718,162	$345,254,487	$216,330,880	$142,830,777

Net Assets Consist of:
Paid-in-capital	$84,387,158	$368,405,464	$233,642,234	$164,382,258
Undistributed net investment income	705,405	5,274,456	1,465,336	2,572,546
Accumulated net realized loss on investments and futures transactions	(5,743,120)	(43,979,360)	(21,797,221)	(18,823,746)
Net unrealized appreciation (depreciation) on investments and futures	3,368,719	15,553,927	3,020,531	(5,300,281)

Net Assets	$82,718,162	$345,254,487	$216,330,880	$142,830,777

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$82,718,162	$345,254,487	$216,330,880	$142,830,777

GS2 shares outstanding	8,481,297	34,331,237	20,218,940	12,705,324

Net asset value, offering and redemption price per GS2 share	$9.75	$10.06	$10.70	$11.24

(1) Investments in securities of affiliated issuers, at cost	$78,906,110	$329,392,992	$213,246,537	$147,996,365

See Notes to Financial Statements.	67

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2012

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Investment Income
Income dividends received from affiliated funds	$1,769,732	$10,607,277	$5,367,121	$2,782,582

Total Investment Income	1,769,732	10,607,277	5,367,121	2,782,582

Expenses
Investment advisory fees	79,663	338,404	213,351	140,346
Transfer agent fees:
GS2 Shares	3,972	4,073	3,913	3,916
Custodian fees	12,944	21,867	20,010	12,333
Accounting and administration fees	8,699	22,112	15,710	11,654
Professional fees	41,305	41,313	41,308	41,305
Blue sky fees:
GS2 Shares	4,138	4,015	4,015	4,015
Shareholder reporting fees	616	832	479	495
Trustee expenses	2,033	4,721	3,425	2,667
Line of credit facility fees	877	3,692	2,332	1,539
Other expenses	8,940	8,940	8,940	8,940

Total Expenses	163,187	449,969	313,483	227,210
Expenses waived/reimbursed net of amount recaptured(1)	(42,753)	—	2,458	(17,895)

Net expenses	120,434	449,969	315,941	209,315

Net investment income	1,649,298	10,157,308	5,051,180	2,573,267

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,248,565	9,963,465	7,176,735	4,805,572
Net realized gain (loss) on investment securities of affiliated issuers	882,856	(3,062,916)	(4,102,306)	(2,995,503)
Net realized gain on futures transactions	39,169	657,790	521,779	419,325

Net realized gain	2,170,590	7,558,339	3,596,208	2,229,394

Change in unrealized appreciation on investment securities of affiliated issuers	1,523,014	19,586,124	20,644,379	17,164,415
Change in unrealized depreciation on futures	(2,742)	(96,690)	(74,714)	(61,412)

Net change in unrealized appreciation	1,520,272	19,489,434	20,569,665	17,103,003

Net Realized and Unrealized Gain	3,690,862	27,047,773	24,165,873	19,332,397

Net Increase in Net Assets Resulting from Operations	$5,340,160	$37,205,081	$29,217,053	$21,905,664

(1)	See Note 3a and 3c in Notes to Financial Statements.

68	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund I		Balanced Allocation Fund I
	For the Year Ended		For the Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11
Operations:
Net investment income	$1,649,298	$1,701,463	$10,157,308	$10,860,289
Net realized gain (loss) on investment securities and futures transactions	2,170,590	(51,979)	7,558,339	(15,227,675)
Net change in unrealized appreciation (depreciation) on investment securities and futures	1,520,272	(316,884)	19,489,434	7,866,278

Net increase (decrease) in net assets resulting from operations	5,340,160	1,332,600	37,205,081	3,498,892

Dividends to Shareholders:
Dividends from net investment income(1)	(2,141,071)	(1,925,326)	(13,614,253)	(12,643,249)

Total dividends	(2,141,071)	(1,925,326)	(13,614,253)	(12,643,249)

Capital Share Transactions:
Proceeds from GS2 shares sold	12,716,837	18,399,863	20,064,388	20,439,001
Reinvestment of dividends and distributions into GS2 shares	2,125,628	1,921,753	13,566,365	12,613,592
Value of GS2 shares redeemed	(9,464,251)	(17,513,547)	(22,233,722)	(61,130,637)

Net increase (decrease) from capital share transactions(2)	5,378,214	2,808,069	11,397,031	(28,078,044)

Total increase (decrease) in net assets	8,577,303	2,215,343	34,987,859	(37,222,401)

Net Assets:
Beginning of Year	74,140,859	71,925,516	310,266,628	347,489,029

End of Year*	$82,718,162	$74,140,859	$345,254,487	$310,266,628

*Including undistributed net investment income	$705,405	$710,653	$5,274,456	$5,272,598

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.	69

Growth Allocation Fund I		Aggressive Allocation Fund I
For the Year Ended		For the Year Ended
12/31/12	12/31/11	12/31/12	12/31/11

$5,051,180	$5,362,632	$2,573,267	$2,287,649
3,596,208	(12,340,493)	2,229,394	(9,111,059)
20,569,665	1,469,485	17,103,003	(846,186)

29,217,053	(5,508,376)	21,905,664	(7,669,596)

(5,883,636)	(5,922,267)	(2,288,303)	(2,389,446)

(5,883,636)	(5,922,267)	(2,288,303)	(2,389,446)

10,082,428	10,889,257	6,044,994	7,071,127
5,877,919	5,901,738	2,286,963	2,387,924
(20,845,946)	(41,034,407)	(14,584,673)	(27,243,948)

(4,885,599)	(24,243,412)	(6,252,716)	(17,784,897)

18,447,818	(35,674,055)	13,364,645	(27,843,939)

197,883,062	233,557,117	129,466,132	157,310,071

$216,330,880	$197,883,062	$142,830,777	$129,466,132

$1,465,336	$1,464,387	$2,572,546	$2,287,519

70	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross (3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund I
GS2 Class
2012	$9.35	$0.20	#	$0.15		$0.31	$(0.26)	$—	$9.75	7.07%	$82,718	0.15%	0.21%	2.10%	8%
2011	9.42	0.22	#	0.05		(0.09)	(0.25)	—	9.35	1.92	74,141	0.15	0.24	2.26	26
2010	9.06	0.23	#	0.10		0.33	(0.30)	—	9.42	7.25	71,926	0.15	0.20	2.50	12
2009	8.00	0.32	#	—	†	1.05	(0.31)	—	9.06	17.13	64,230	0.15	0.23	3.70	35
2008	9.86	0.49		0.03		(1.81)	(0.39)	(0.18)	8.00	(12.98)	54,317	0.15	0.22	5.21	25
Balanced Allocation Fund I
GS2 Class
2012	$9.35	$0.31	#	$0.30		$0.51	$(0.41)	$—	$10.06	12.05%	$345,254	0.14%	0.14%	3.06%	5%
2011	9.64	0.31	#	0.11		(0.31)	(0.40)	—	9.35	1.14	310,267	0.14	0.14	3.14	18
2010	9.00	0.33	#	0.15		0.60	(0.44)	—	9.64	12.04	347,489	0.13	0.13	3.56	19
2009	7.53	0.37	#	0.08		1.46	(0.44)	—	9.00	25.28	326,676	0.14	0.14	4.46	20
2008	11.07	0.51	#	0.17		(3.38)	(0.42)	(0.42)	7.53	(24.26)	260,123	0.14	0.14	5.16	23
Growth Allocation Fund I
GS2 Class
2012	$9.56	$0.25	#	$0.36		$0.83	$(0.30)	$—	$10.70	15.09%	$216,331	0.15%	0.15%	2.41%	4%
2011	10.08	0.24	#	0.05		(0.51)	(0.30)	—	9.56	(2.21)	197,883	0.15	0.15	2.34	13
2010	9.13	0.24	#	0.07		0.94	(0.30)	—	10.08	13.68	233,557	0.14	0.14	2.60	13
2009	7.35	0.26	#	0.04		1.78	(0.30)	—	9.13	28.22	209,059	0.15	0.15	3.28	13
2008	12.53	0.39	#	0.16		(4.69)	(0.34)	(0.70)	7.35	(32.82)	161,815	0.15	0.14	3.65	18
Aggressive Allocation Fund I
GS2 Class
2012	$9.74	$0.20	#	$0.37		$1.11	$(0.18)	$—	$11.24	17.31%	$142,831	0.15%	0.16%	1.87%	8%
2011	10.44	0.16	#	0.01		(0.69)	(0.18)	—	9.74	(4.93)	129,466	0.15	0.18	1.51	9
2010	9.21	0.16	#	—	†	1.24	(0.17)	—	10.44	15.23	157,310	0.15	0.16	1.67	5
2009	7.20	0.16	#	—	†	2.06	(0.21)	—	9.21	30.87	143,264	0.15	0.17	2.10	5
2008	14.07	0.24	#	0.14		(6.15)	—	(1.10)	7.20	(40.87)	109,556	0.15	0.16	2.08	10

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

See Notes to Financial Statements.	71

Money Market Fund

During 2012, the Federal Reserve maintained a near zero percent interest rate policy to keep borrowing costs low in a concerted effort to stimulate economic growth, thus keeping short-term rates at historically low levels. At its regularly scheduled Federal Open Market Committee meeting in December, the Federal Reserve announced its intention to maintain an exceptionally low federal funds rate as long as the unemployment rate remained above 6.5% and short-term inflation was no higher than 2.5%. These targets gave the markets guidance related to monetary policy based on specific economic thresholds, which was much different than the previous forward guidance methodology. During the year, the Federal Reserve also implemented unconventional means to stimulate the domestic economy, including Operation Twist and the third round of quantitative easing (QE3). Expectations were for monetary policy to remain very accommodative over the near-term which may continue to result in a low, short-term yield environment.

Given the environment of historically low interest rates, money market funds (which are lenders to borrowers at short-term interest rates) experienced another year of low returns. At the end of 2012, the 90-day U.S. Treasury bill was yielding a very modest 0.04%. The low yield environment, coupled with the regulatory constraints of Rule 2a-7 of the Investment Company Act of 1940, made it extraordinarily difficult for money market funds across the industry to post positive returns after paying expenses.

The Fund was actively managed and invested in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars. The Fund sought to maintain, but did not guarantee, a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The GS4 Class of the Fund returned 0.01% for the one-year period ended December 31, 2012, as compared to a 0.07% return for the Citigroup 3-Month Treasury Bill Index (benchmark index). The Fund’s underperformance was due to the impact of Fund expenses as the low-rate environment provided little opportunity to generate returns sufficient to cover expenses and outpace the benchmark index. In the midst of the difficult interest rate and economic environment, the management of the Fund remained true to its primary objectives of preservation of capital and liquidity versus sacrificing quality in an effort to “stretch for incremental yield.” Throughout the year, the Fund remained well diversified across many sectors including floating rate notes, certificates of deposits, time deposits, commercial paper, U.S. Treasuries and agency obligations. At year-end, the Fund’s weighted average maturity was 53 days.

This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and stock investments.

An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Please see page 76 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Money Market Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	0.10%	0.01%	0.07%
Five Year	0.75%	0.61%	0.45%
Ten Year	1.91%	1.74%	1.69%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.19%	0.42%

Yield as of 12/31/12(2)
	GS2 Class*	GS4 Class*
7-Day Annualized Yield (Net)	0.07%	0.01%
7-Day Annualized Yield (Gross)	0.24%	0.24%
(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without fee waivers in effect.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Citigroup 3-Month Treasury Bill Index.

*These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Par	Value
AGENCY OBLIGATIONS — 9.3%
Federal Home Loan Bank
0.17%, 05/08/13	$8,000,000	$7,995,202
0.15%, 06/12/13	45,000,000	44,970,187
Federal Home Loan Mortgage Corporation
0.40%, 01/02/13†	15,500,000	15,497,901
0.15%, 01/14/13†	36,800,000	36,784,416
Federal National Mortgage Association
0.17%, 05/08/13	10,000,000	9,994,109

Total Agency Obligations (Cost $115,241,815)		115,241,815

CERTIFICATES OF DEPOSIT — 23.4%
Bank of Montreal CHI
0.39%, 01/14/13†	6,000,000	6,000,000
0.31%, 02/07/13	10,000,000	10,000,000
Bank of Nova Scotia Houston
0.41%, 01/02/13†	11,500,000	11,500,000
0.26%, 01/18/13†	15,000,000	15,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.48%, 01/24/13	15,000,000	15,000,000
0.26%, 04/08/13	16,000,000	15,999,569
BMO Harris Bank
0.21%, 01/30/13	20,000,000	20,000,000
Canadian Imperial Bank of Commerce NY
0.39%, 01/01/13†	13,000,000	13,000,000
0.32%, 01/02/13†	10,000,000	10,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA NY
0.31%, 01/29/13†	20,500,000	20,500,000
0.42%, 03/18/13†	14,000,000	14,000,000
Credit Suisse NY
0.32%, 02/04/13	14,000,000	14,000,000
National Australia Bank, Ltd. NY
0.40%, 04/18/13	15,000,000	15,000,000
National Bank of Canada, Ltd. NY
0.30%, 01/11/13†	15,000,000	15,000,000
Royal Bank of Canada NY
0.45%, 01/16/13†	11,000,000	11,000,000
Skandinaviska Enskilda Banken AB
0.31%, 03/28/13	12,000,000	12,000,000
Sumitomo Mitsui Banking Corporation NY
0.39%, 02/13/13	15,000,000	15,000,000
Toronto Dominion Bank NY
0.32%, 01/22/13†	8,000,000	8,000,000
0.30%, 01/28/13†	20,000,000	20,000,000
0.30%, 07/23/13	7,000,000	7,000,000
Westpac Banking Corporation NY
0.40%, 01/04/13†	22,000,000	22,000,000

Total Certificates of Deposit (Cost $289,999,569)		289,999,569

	Par	Value
COMMERCIAL PAPER — 36.9%
Australia and New Zealand Banking Group
0.32%, 01/30/13	$11,000,000	$10,997,164
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.38%, 02/20/13	20,000,000	19,989,444
0.47%, 03/06/13	10,000,000	9,991,644
Commonwealth Bank of Australia
0.31%, 01/11/13	15,000,000	15,000,000
0.31%, 02/11/13	12,000,000	11,995,763
DNB Bank ASA
0.32%, 02/13/13	12,000,000	11,995,413
Fairway Finance Co., LLC
0.24%, 01/07/13	16,000,000	16,000,000
General Electric Capital Corporation
0.31%, 03/04/13	15,000,000	14,991,992
HSBC Bank PLC
0.66%, 04/25/13	15,000,000	14,968,840
Jupiter Securitization Company
0.21%, 03/04/13	5,000,000	4,998,192
0.22%, 03/27/13	25,000,000	24,987,014
Kells Funding LLC
0.36%, 01/22/13	13,000,000	12,999,676
0.31%, 02/19/13	20,000,000	19,991,561
0.32%, 05/21/13	10,000,000	9,987,555
Manhattan Asset Funding Co.
0.20%, 01/02/13	7,108,000	7,107,961
0.23%, 01/22/13	14,000,000	13,998,122
National Australia Funding Delaware
0.28%, 01/28/13	21,200,000	21,195,628
Nieuw Amsterdam Receivables Corporation
0.45%, 01/02/13	20,000,000	19,999,750
0.25%, 02/04/13	10,000,000	9,997,639
Nordea North America, Inc.
0.36%, 02/08/13	13,000,000	12,995,060
0.30%, 05/16/13	12,000,000	11,986,500
Regency Markets No. 1 LLC
0.22%, 01/23/13	15,405,000	15,402,929
Skandinaviska Enskilda Banken AB
0.30%, 03/21/13	15,000,000	14,990,125
State Street Corporation
0.31%, 01/18/13	20,000,000	19,997,072
Sumitomo Mitsui Trust Bank, Ltd.
0.33%, 02/11/13	19,500,000	19,492,782
Svenska Handelsbanken, Inc.
0.29%, 04/04/13	8,000,000	7,994,007
Sydney Capital Corporation
0.30%, 01/08/13	12,000,000	11,999,300
0.28%, 02/14/13	12,000,000	11,995,893
0.25%, 03/14/13	10,000,000	9,995,000
0.25%, 03/19/13	25,000,000	24,986,632
Victory Receivables Corporation
0.21%, 01/18/13	10,073,000	10,072,001
Westpac Banking Corporation
0.38%, 01/03/13	13,513,000	13,512,715

Total Commercial Paper (Cost $456,613,374)		456,613,374

74	See Notes to Financial Statements.

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MUNICIPAL BONDS — 16.1%
California Housing Finance Agency, Revenue Bond, Series D
0.10%, 01/07/13†	$6,100,000	$6,100,000
California Housing Finance Agency, Multi-Family III, Revenue Bond, Series E (LOC-Fannie Mae, Freddie Mac)
0.13%, 01/07/13†	9,600,000	9,600,000
California Pollution Control Financing Authority, Pollution Control Revenue Bonds, Series E (LOC-JP Morgan Chase Bank NA)
0.11%, 01/02/13†	5,800,000	5,800,000
California Statewide Communities Development Authority, Hallmark House Apartments, Revenue Bond, Series ZZ
0.13%, 01/07/13†	6,420,000	6,420,000
California Statewide Communities Development Authority, Kimberly Woods Apartments, Revenue Bond, Series B
0.13%, 01/07/13†	17,100,000	17,100,000
Connecticut State Health & Educational Facilities Authority, Yale-New Haven Hospital, Revenue Bond, Series K2 (LOC-JPMorgan Chase Bank NA)
0.14%, 01/07/13†	11,930,000	11,930,000
Los Angeles Community Redevelopment Agency, Hollywood & Vine Apartments, Revenue Bond, Series A
0.12%, 01/07/13†	7,700,000	7,700,000
Los Angeles County Housing Authority, Malibu Meadows II, Revenue Bond, Series C
0.12%, 01/07/13†	5,799,000	5,799,000
Maryland Department of Housing and Community Development Administration, Multifamily Barrington Apartments Project, Revenue Bond, Series A
0.13%, 01/07/13†	27,575,000	27,575,000
New York City Housing Development Corporation, Multi-Family Housing (155 West 21st Street), Revenue Bond, Series A
0.15%, 01/07/13†	3,100,000	3,100,000
New York City Housing Development Corporation, Multi-Family Housing (90 West Street), Revenue Bond, Series A
0.15%, 01/07/13†	6,000,000	6,000,000

	Par	Value
New York City Housing Development Corporation, Multi-Family Housing (West 61st Street Apartments), Revenue Bond, Series A
0.15%, 01/07/13†	$3,000,000	$3,000,000
New York City Industrial Development Agency, New York Law School Project, Revenue Bond, Series A (LOC-JPMorgan Chase Bank NA)
0.13%, 01/07/13†	7,600,000	7,600,000
New York City Municipal Water Finance Authority, Water and Sewer System, Revenue Bond, Sub Series B-1
0.11%, 01/07/13†	6,800,000	6,800,000
New York Housing Finance Agency, 10 Barclay Street Housing, Revenue Bond, Series A
0.12%, 01/07/13†	10,000,000	10,000,000
New York Housing Finance Agency, Biltmore Tower Housing Project, Revenue Bond, Series A
0.15%, 01/07/13†	4,000,000	4,000,000
New York Housing Finance Agency, The Victory Housing, Revenue Bond, Series 2001-A
0.15%, 01/07/13†	2,700,000	2,700,000
New York State Dormitory Authority, City University, Revenue Bond, Series B
0.12%, 01/07/13†	10,000,000	10,000,000
New York State Housing Finance Agency, 10 Liberty Housing, Revenue Bond, Series A
0.11%, 01/16/13†	18,000,000	18,000,000
Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Revenue Bond, Series B (LOC-JP Morgan Chase Bank NA)
0.15%, 01/07/13†	4,800,000	4,800,000
Sacramento Housing Authority, Multifamily Housing, The Lofts at Natomas Apartments, Revenue Bond, Series F
0.16%, 01/07/13†	10,190,000	10,190,000
State of Texas, Veterans’ Housing Assistance Program, General Obligation, Series A-2
0.17%, 01/07/13†	7,700,000	7,700,000
Wisconsin Housing & Economic Development Authority, Revenue Bond, Series B (LOC-Fannie Mae, Freddie Mac)
0.15%, 01/07/13†	6,700,000	6,700,000

Total Municipal Bonds (Cost $198,614,000)		198,614,000

See Notes to Financial Statements.	75

	Par	Value
TIME DEPOSIT — 0.5%
Bank of Nova Scotia
0.01%, 01/02/13
(Cost $6,444,000)	$6,444,000	$6,444,000

U.S. TREASURY OBLIGATIONS — 13.7%
U.S. Treasury Bills
0.15%, 04/18/13	7,000,000	6,996,879
0.15%, 04/25/13	37,000,000	36,982,291
0.15%, 05/09/13	44,000,000	43,976,773
0.12%, 06/27/13	20,000,000	19,987,954

		107,943,897

U.S. Treasury Notes
0.63%, 02/28/13	30,000,000	30,020,540
0.50%, 05/31/13	15,000,000	15,017,175
0.38%, 06/30/13	17,000,000	17,011,419

		62,049,134

Total U.S. Treasury Obligations (Cost $169,993,031)		169,993,031

TOTAL INVESTMENTS — 99.9% (Cost $1,236,905,789)		1,236,905,789
Other Assets in Excess of Liabilities — 0.1%		1,513,733

NET ASSETS —100.0%		$1,238,419,522

PORTFOLIO SUMMARY (based on net assets)

%

Commercial Paper	36.9
Certificates of Deposit	23.4
Municipal Bonds	16.1
U.S. Treasury Obligations	13.7
Agency Obligations	9.3
Time Deposit	0.5

99.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$115,241,815	$—	$115,241,815	$—
Certificates of Deposit	289,999,569	—	289,999,569	—
Commercial Paper	456,613,374	—	456,613,374	—
Municipal Bonds	198,614,000	—	198,614,000	—
Time Deposit	6,444,000	—	6,444,000	—
U.S. Treasury Obligations	169,993,031	—	169,993,031	—

Total Assets - Investments in Securities	$1,236,905,789	$—	$1,236,905,789	$—

76	See Notes to Financial Statements.

Low-Duration Bond Fund

Throughout most of 2012, macroeconomic and geopolitical events seemed to dominate the headlines, causing vast changes in investor sentiment and volatility in the capital markets. During the year, the capital markets were absorbing a great deal of information related to the European financial crisis, domestic economic growth, the resolution to the U.S. “fiscal cliff “ and the U.S. Presidential election. Underneath these clouds of uncertainty, the capital markets quietly shrugged off these issues and posted positive annual returns that were higher than many pundits thought at the beginning of the year. During the year, riskier asset classes such as equities, high yield bonds and emerging markets debt dominated as investors were willing to take on more risk in the low interest rate environment. This behavior was somewhat explained by improving corporate fundamentals and the fact that monetary/fiscal policies implemented around the globe had greatly reduced the probability of a “left-tail event” (or a severe global recession). The broad domestic bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted an annual return of 4.22%. In comparison, the S&P 500® Index, a broad performance measure of U.S. stocks, was up 16.00% for the year.

Despite the macroeconomic headwinds and an increase in investors’ risk appetite, all major bond market sectors posted positive returns for the year, led by riskier sectors. Throughout the year, U.S. Treasury yields remained at historically low levels across the yield curve. Short-term rates remained low in response to the Federal Reserve’s implementation of a near zero federal funds rate for the foreseeable future and the implementation of non-traditional strategies such as Operation Twist and the third round of quantitative easing (QE3). Market forces, lack of inflationary pressures and Federal Reserve policies kept mid- and longer-dated U.S. Treasury yields relatively unchanged during the year. The U.S. Treasury sector was one of the worst performing bond sectors during the year as it was negatively impacted by the “risk on” and low yield environment. As a sector, U.S. Treasuries posted an annual return of 1.99%, with longer-dated U.S. Treasuries posting a slightly higher annual return of 3.78%. Shorter-term U.S. Treasuries, as measured by the Bank of America Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 0.43%. The year ended with Treasury yields at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.76% and the 30-year U.S. Treasury bond at 2.95%.

With investors willing to take on more risk for the potential of higher return, non-U.S. Treasury bonds (bonds that trade at a risk premium or “spread” to U.S. Treasuries) outpaced U.S. Treasury securities during 2012. Generally, lower quality bonds outpaced higher quality bonds while longer maturity bonds typically outperformed shorter maturity bonds. Non-U.S. Treasury bond sector returns varied by risk. The Barclays Capital U.S. Aggregate - Investment Grade (defined by credit quality of BBB- or higher) produced an annual return of 9.82%. Corporate bonds benefited from improving underlying corporate fundamentals, strong balance sheets and high investor demand. Within the corporate bond sector, the Barclays Capital U.S. Aggregate - Investment Grade Financial Index led with an annual return of 14.65%. The Barclays Capital U.S. High Yield - Corporate Index (defined by below investment grade corporate bonds) generated an annual return of 15.81%, benefitting from strong corporate fundamentals and a historically low default rate environment. Emerging markets debt was another top performer, as the JP Morgan EMBI+ Index generated an annual return of 18.04%, which outpaced U.S. stocks for the year.

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between one to three years. The GS4 Class of the Fund outpaced its all-U.S. Treasury benchmark index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, for the one-year period ended December 31, 2012 (4.15% versus 0.43%). In an effort to outperform its benchmark index, the Fund tactically utilized spread sectors that traded at a yield premium relative to their U.S. Treasury counterparts. During the year, the Fund maintained diversified exposure to multiple spread sectors including, but not limited to, corporate bonds, mortgage-backed securities, emerging markets debt and high yield. The higher yield orientation and spread compression in these sectors added value relative to the benchmark index.

Other strategies involving derivatives were utilized during the year resulting in an overall modest impact to performance. U.S. Treasury futures contracts were used for the purpose of duration management and yield curve positioning strategies. Overall, these positions had little impact on performance and were primarily used for structure purposes. Currency forwards contracts were utilized to hedge out of the euro while gaining long exposure to the Norwegian krone, Mexican peso and Brazilian real. These currency strategies added very modest value relative to the benchmark index. Credit default swaps, on both indexes and individual corporate bonds, were used to take advantage of the yield narrowing environment which added value. In an effort to gain exposure to non-U.S. interest rates and duration, interest rate swaps added value as rates fell in Mexico, Brazil, Australia and Europe. Exposure to a non-U.S. government futures contract modestly detracted from performance.

During the year, the Fund remained true to its overall objective of seeking current income consistent with conservation of capital.

Low-Duration Bond Fund

This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Please see page 91 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Low-Duration Bond Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	4.35%	4.15%	0.43%
Five Year	3.89%	3.70%	2.32%
Ten Year	3.52%	3.35%	2.72%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.43%	0.67%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Bank of America Merrill Lynch 1-3 Year Treasury Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

LOW-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Par	Value
AGENCY OBLIGATIONS — 0.9%
Federal National Mortgage Association
0.75%, 12/19/14Δ	$5,000,000	$5,041,730
1.09%, 04/04/16	2,305,000	2,310,491
Small Business Administration
6.95%, 11/01/16	163,753	174,311

Total Agency Obligations (Cost $7,469,786)		7,526,532

ASSET-BACKED SECURITIES — 8.7%
AH Mortgage Advance Trust
2.98%, 03/13/43 144A	990,000	994,243
Aircraft Certificate Owner Trust 2003
6.46%, 09/20/22 144A	534,180	543,528
AmeriCredit Automobile Receivables Trust
1.39%, 09/08/15	414,670	416,513
1.23%, 09/08/16	1,665,000	1,679,800
4.04%, 07/10/17	1,226,000	1,300,424
1.31%, 11/08/17	370,000	371,517
3.38%, 04/09/18	790,000	819,525
2.35%, 12/10/18	610,000	609,955
Asset-Backed Securities Corporation Home Equity
0.48%, 09/25/34†	100,868	96,883
Bear Stearns Asset-Backed Securities Trust
1.21%, 10/25/37†	881,767	708,369
0.40%, 01/25/47†	538,041	529,806
BNC Mortgage Loan Trust
0.33%, 11/25/36†	333,934	326,570
0.27%, 03/25/37†	406,024	392,943
CenterPoint Energy Transition Bond Co., LLC
0.90%, 04/15/18	1,435,168	1,446,649
Chester Asset Receivables Dealings PLC
0.71%, 04/15/16(U)†	730,000	1,185,023
Citibank Omni Master Trust
2.96%, 08/15/18 144A†	2,758,000	2,869,109
Conseco Financial Corporation
6.04%, 11/01/29	11,933	12,580
Credit Acceptance Auto Loan Trust
2.61%, 03/15/19 144A	1,120,000	1,139,261
Crusade ABS Trust
4.11%, 07/12/23(A)†	1,600,000	1,658,087
CSAB Mortgage Backed Trust
5.72%, 09/25/36 STEP	669,297	547,003
Discover Card Master Trust
0.81%, 08/15/17	1,100,000	1,106,090
DT Auto Owner Trust
0.91%, 11/16/15 144A	1,143,584	1,144,174
1.85%, 04/17/17 144A	1,620,000	1,622,470
Enterprise Fleet Financing LLC
1.14%, 11/20/17 144A	2,200,000	2,213,441
FHLMC Structured Pass-Through Securities
0.47%, 08/25/31†	736,162	717,256
First Investors Auto Owner Trust
3.40%, 03/15/16 144A	700,000	704,969
Ford Credit Auto Owner Trust
2.98%, 08/15/14	838,592	845,060

	Par	Value
Ford Credit Floorplan Master Owner Trust
2.07%, 09/15/15 144A	$345,000	$347,209
2.37%, 09/15/15	445,000	448,787
2.86%, 09/15/15	450,000	450,965
1.39%, 09/15/16	790,000	793,101
2.14%, 09/15/17	265,000	265,978
GE Capital Credit Card Master Note Trust
1.03%, 01/15/18	1,500,000	1,515,648
Globaldrive BV
0.86%, 04/20/19 144A(E)†	490,343	651,331
Gracechurch Card Funding PLC
0.91%, 02/15/17 144A†	1,050,000	1,056,727
0.91%, 02/15/17 144A(E)†	800,000	1,067,021
Huntington Auto Trust
0.38%, 09/15/15	2,395,000	2,395,287
Hyundai Auto Receivables Trust
1.39%, 03/15/18	450,000	457,647
Hyundai Capital Auto Funding, Ltd.
1.21%, 09/20/16 144A†	1,320,088	1,322,860
IFC SBA Loan-Backed Adjustable Rate Certificate
1.25%, 01/15/24 144A†	122,256	122,256
LA Arena Funding LLC
7.66%, 12/15/26 144A	384,304	422,601
Magnolia Funding, Ltd.
3.00%, 04/20/17 144A(E)	111,860	147,774
Mercedes-Benz Master Owner Trust
0.79%, 11/15/17 144A	1,230,000	1,229,170
MMAF Equipment Finance LLC
1.27%, 09/15/15 144A	1,345,000	1,351,677
Motor PLC
1.29%, 02/25/20 144A	252,000	252,491
Penarth Master Issuer PLC
0.78%, 03/18/14 144A†	600,000	601,236
0.86%, 05/18/15 144A†	610,000	610,783
Red & Black Auto France
0.96%, 12/28/21(E)†	970,731	1,287,562
Santander Consumer Acquired Receivables Trust
1.40%, 10/15/14 144A	767,201	768,410
1.66%, 08/15/16 144A	604,637	607,055
2.01%, 08/15/16 144A	492,906	495,260
Santander Drive Auto Receivables Trust
1.37%, 03/16/15	494,788	496,227
2.06%, 06/15/17 144A	179,479	180,301
2.86%, 06/15/17 144A	185,105	186,114
1.94%, 03/15/18	270,000	270,144
3.64%, 05/15/18	1,125,000	1,168,783
2.70%, 08/15/18	300,000	305,483
1.78%, 11/15/18 144A	770,000	769,824
2.46%, 12/17/18 144A	595,000	594,834
SLC Student Loan Trust
0.46%, 01/15/19†	387,526	386,965
SLM Student Loan Trust
0.32%, 07/25/17†	611,393	610,489
1.86%, 12/15/17 144A†	374,577	376,037
1.62%, 01/25/18†	3,975,000	4,050,557
0.51%, 06/15/21†	964,032	951,222
1.31%, 12/15/21 144A†	391,928	394,930

80	See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
0.71%, 03/15/22†	$659,479	$647,347
1.31%, 08/15/23 144A†	1,469,289	1,481,623
0.96%, 10/16/23 144A†	501,473	501,473
0.43%, 10/25/24†	750,000	747,488
3.50%, 08/17/43 144A†@	4,137,134	4,003,273
3.46%, 05/16/44 144A†	2,963,877	3,123,636
Soundview Home Equity Loan Trust
1.06%, 08/25/31†	207,447	205,865
Structured Asset Securities Corporation
1.71%, 04/25/35†	809,594	776,045
Volkswagen Auto Loan Enhanced Trust
0.46%, 01/20/17	3,375,000	3,374,862
Wells Fargo Home Equity Trust
0.30%, 04/25/37†	228,574	224,263

Total Asset-Backed Securities (Cost $70,262,639)		70,497,869

COMMERCIAL PAPER — 0.2%
Abu Dhabi Commercial Bank
0.30%, 03/11/13(J)
(Cost $1,278,247)	100,000,000	1,152,675

CORPORATE BONDS — 21.2%
ABB Treasury Center, Inc.
2.50%, 06/15/16 144A	700,000	728,447
AbbVie, Inc.
1.20%, 11/06/15 144A	1,150,000	1,158,490
1.75%, 11/06/17 144AΔ	1,130,000	1,143,614
AEP Texas Central Transition Funding LLC
4.98%, 07/01/15	641,041	642,602
Aflac, Inc.
2.65%, 02/15/17Δ	2,140,000	2,251,813
Allstate Corporation
6.20%, 05/16/14	300,000	322,291
American Express Centurion Bank
0.88%, 11/13/15	1,063,000	1,062,968
American Express Credit Corporation
1.16%, 06/24/14†	920,000	928,594
1.75%, 06/12/15Δ	940,000	960,261
American Honda Finance Corporation
1.45%, 02/27/15 144AΔ	910,000	925,006
American International Group, Inc.
0.38%, 07/19/13(E)†	400,000	527,450
3.75%, 11/30/13 144A	400,000	410,420
3.00%, 03/20/15Δ	3,665,000	3,815,540
2.38%, 08/24/15	320,000	329,526
4.88%, 09/15/16Δ	100,000	111,944
8.25%, 08/15/18 144A	1,350,000	1,777,923
AmeriGas Partners LP
6.25%, 08/20/19Δ	500,000	537,500
Astoria Financial Corporation
5.00%, 06/19/17Δ	770,000	819,053
AT&T, Inc.
0.88%, 02/13/15	1,040,000	1,045,422
Autodesk, Inc.
1.95%, 12/15/17Δ	350,000	348,669

	Par	Value
AutoZone, Inc.
5.50%, 11/15/15	$525,000	$590,543
Ball Corporation
7.13%, 09/01/16	280,000	301,000
Bank of America Corporation
3.75%, 07/12/16	920,000	984,228
3.88%, 03/22/17	1,860,000	2,019,183
6.00%, 09/01/17	885,000	1,037,422
5.65%, 05/01/18	420,000	489,218
Bank of New York Mellon Corporation
4.30%, 05/15/14	790,000	830,543
BB&T Corporation
3.38%, 09/25/13Δ	400,000	408,392
1.01%, 04/28/14†	310,000	312,050
1.60%, 08/15/17	755,000	764,900
Capital One Capital VI
8.88%, 05/15/40	415,000	415,000
Capital One Financial Corporation
2.13%, 07/15/14	600,000	611,019
1.00%, 11/06/15	920,000	917,533
Caterpillar Financial Services Corporation
0.70%, 11/06/15Δ	1,160,000	1,157,851
CC Holdings GS V LLC
2.38%, 12/15/17 144A	300,000	301,817
Citigroup, Inc.
2.31%, 08/13/13†	700,000	706,829
6.00%, 12/13/13	300,000	314,432
2.25%, 08/07/15Δ	730,000	748,084
4.45%, 01/10/17Δ	1,250,000	1,386,035
CMS Energy Corporation
4.25%, 09/30/15	255,000	271,845
Computer Sciences Corporation
2.50%, 09/15/15Δ	848,000	865,232
ConAgra Foods, Inc.
1.35%, 09/10/15Δ	160,000	160,100
Consumers Energy Co.
5.00%, 03/15/15	469,000	512,125
Continental Airlines 2010-1 Class B Pass Through Trust
6.00%, 01/12/19	652,586	667,269
Corning, Inc.
1.45%, 11/15/17	250,000	251,278
Coventry Health Care, Inc.
5.95%, 03/15/17	575,000	670,014
Daimler Finance NA LLC
0.92%, 03/28/14 144A†	2,600,000	2,606,284
1.95%, 03/28/14 144A	1,120,000	1,134,474
1.30%, 07/31/15 144A	500,000	503,220
Danaher Corporation
1.30%, 06/23/14	300,000	303,401
Digital Realty Trust LP
4.50%, 07/15/15	425,000	452,474
DIRECTV Holdings LLC
4.75%, 10/01/14	680,000	726,356
Dollar General Corporation
4.13%, 07/15/17Δ	1,430,000	1,508,650
Duke Energy Corporation
1.63%, 08/15/17	1,500,000	1,505,586
Duke Realty LP
5.40%, 08/15/14	440,000	467,526

See Notes to Financial Statements.	81

	Par	Value
Dun & Bradstreet Corporation
3.25%, 12/01/17	$333,000	$336,907
Eastman Chemical Co.
2.40%, 06/01/17Δ	400,000	413,730
Eaton Corporation
0.95%, 11/02/15 144AΔ	450,000	451,683
Enterprise Products Operating LLC
1.25%, 08/13/15	230,000	231,561
EOG Resources, Inc.
1.06%, 02/03/14†	2,900,000	2,921,040
Equifax, Inc.
4.45%, 12/01/14Δ	140,000	147,680
ERAC USA Finance LLC
2.75%, 07/01/13 144AΔ	370,000	373,980
2.25%, 01/10/14 144A	330,000	333,446
1.40%, 04/15/16 144A	490,000	493,680
Exelon Generation Co., LLC
5.35%, 01/15/14	808,000	845,386
6.20%, 10/01/17	655,000	774,310
Express Scripts Holding Co.
2.10%, 02/12/15 144A	280,000	285,371
Federal Express Corporation 2012 Pass-Through Trust
2.63%, 01/15/18 144A	587,000	592,703
Ford Motor Credit Co., LLC
3.88%, 01/15/15	505,000	526,894
12.00%, 05/15/15	2,364,000	2,919,540
8.00%, 12/15/16	1,820,000	2,202,142
3.00%, 06/12/17Δ	560,000	575,955
6.63%, 08/15/17	830,000	970,809
Freeport-McMoRan Copper & Gold, Inc.
1.40%, 02/13/15Δ	200,000	199,684
2.15%, 03/01/17	210,000	211,325
General Electric Capital Corporation
0.98%, 04/07/14†	700,000	704,001
5.90%, 05/13/14	460,000	493,152
3.75%, 11/14/14Δ	660,000	696,257
2.15%, 01/09/15Δ	960,000	986,537
1.00%, 12/11/15	2,000,000	2,009,500
2.10%, 12/11/19Δ	500,000	502,220
General Motors Financial Co., Inc.
4.75%, 08/15/17 144AΔ	800,000	842,063
Genzyme Corporation
3.63%, 06/15/15	395,000	423,455
George Washington University
1.83%, 09/15/17	3,100,000	3,160,682
Gilead Sciences, Inc.
2.40%, 12/01/14	280,000	288,879
Goldman Sachs Group, Inc.
1.31%, 02/07/14†	910,000	912,907
3.30%, 05/03/15	1,460,000	1,522,552
0.54%, 05/23/16(E)†	2,900,000	3,682,686
6.25%, 09/01/17	2,730,000	3,223,677
5.95%, 01/18/18	2,050,000	2,388,213
Harley-Davidson Financial Services, Inc.
1.15%, 09/15/15 144A	340,000	341,119
Hartford Financial Services Group, Inc.
4.00%, 03/30/15	320,000	338,322

	Par	Value
HCP, Inc.
2.70%, 02/01/14Δ	$210,000	$213,826
Health Care REIT, Inc.
6.00%, 11/15/13	540,000	563,589
Hewlett-Packard Co.
0.59%, 05/24/13†	4,820,000	4,806,514
2.63%, 12/09/14	590,000	597,224
2.35%, 03/15/15Δ	800,000	803,991
2.20%, 12/01/15Δ	625,000	626,294
HSBC USA, Inc.
2.38%, 02/13/15	400,000	411,663
Hyundai Capital America
1.63%, 10/02/15 144AΔ	500,000	503,342
3.75%, 04/06/16 144A	190,000	200,634
Ingredion, Inc.
3.20%, 11/01/15	200,000	210,081
Intel Corporation
1.35%, 12/15/17	2,340,000	2,342,115
International Lease Finance Corporation
4.88%, 04/01/15	550,000	571,356
Interpublic Group of Cos., Inc.
6.25%, 11/15/14	790,000	859,125
2.25%, 11/15/17Δ	473,000	466,728
Jabil Circuit, Inc.
7.75%, 07/15/16Δ	295,000	348,100
JB Hunt Transport Services, Inc.
3.38%, 09/15/15	550,000	565,729
JPMorgan Chase & Co.
3.70%, 01/20/15	1,000,000	1,053,404
2.00%, 08/15/17Δ	1,260,000	1,288,502
Kellogg Co.
1.13%, 05/15/15Δ	760,000	767,817
Kentucky Power Co.
6.00%, 09/15/17 144A	1,000,000	1,161,913
KeyCorp
3.75%, 08/13/15Δ	360,000	385,488
Kraft Foods Group, Inc.
1.63%, 06/04/15 144A	350,000	356,431
Kraft Foods, Inc.
5.25%, 10/01/13Δ	230,000	237,358
Kroger Co.
2.20%, 01/15/17Δ	500,000	517,206
Lehman Escrow Bonds
0.00%, 03/01/42+Ω†	2,600,000	—
0.00%, 12/31/99Ω†	600,000	141,750
Lender Processing Services, Inc.
5.75%, 04/15/23	350,000	364,875
Life Technologies Corporation
4.40%, 03/01/15	680,000	725,130
3.50%, 01/15/16Δ	800,000	842,613
Lincoln National Corporation
4.30%, 06/15/15Δ	1,210,000	1,302,402
Marathon Oil Corporation
0.90%, 11/01/15	490,000	490,736
Masco Corporation
4.80%, 06/15/15	365,000	382,553
MBNA Credit Card Master Note Trust
5.45%, 09/18/13†	675,000	1,123,367
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	1,500,000	1,506,546

82	See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.75%, 05/21/13(E)	$700,000	$944,088
5.00%, 01/15/15	2,700,000	2,885,819
MetLife, Inc.
2.38%, 02/06/14	290,000	295,509
Metropolitan Life Global Funding I
1.10%, 01/10/14 144A†	1,000,000	1,005,231
Microsoft Corporation
2.95%, 06/01/14	900,000	933,479
Morgan Stanley
1.29%, 04/29/13†	1,010,000	1,012,371
Murphy Oil Corporation
2.50%, 12/01/17Δ	1,085,000	1,092,948
Murray Street Investment Trust I
4.65%, 03/09/17 STEP	250,000	270,670
National Oilwell Varco, Inc.
1.35%, 12/01/17	660,000	664,988
National Rural Utilities Cooperative Finance Corporation
1.13%, 11/01/13	330,000	331,994
1.00%, 02/02/15	390,000	393,091
NBCUniversal Media LLC
3.65%, 04/30/15	550,000	585,427
NCUA Guaranteed Notes
1.40%, 06/12/15	1,180,000	1,207,105
NetApp, Inc.
2.00%, 12/15/17Δ	400,000	399,042
New York Life Global Funding
0.61%, 04/04/14 144A†	1,600,000	1,606,502
NextEra Energy Capital Holdings, Inc.
2.55%, 11/15/13	750,000	762,010
1.20%, 06/01/15	170,000	171,311
Nissan Motor Acceptance Corporation
1.95%, 09/12/17 144A	520,000	527,694
Northwest Airlines 2002-1 Class G-2 Pass Through Trust
6.26%, 11/20/21	280,350	297,171
NYSE Euronext
2.00%, 10/05/17Δ	874,000	889,496
Oracle Corporation
1.20%, 10/15/17	520,000	522,149
Overseas Private Investment Corporation
0.00%, 04/15/16Ω†	1,600,000	2,149,323
PACCAR Financial Corporation
1.55%, 09/29/14	470,000	477,908
1.05%, 06/05/15	220,000	222,026
Penske Truck Leasing Co. LP PTL Finance Corporation
2.50%, 07/11/14 144A	230,000	232,490
3.13%, 05/11/15 144A	1,915,000	1,955,058
2.50%, 03/15/16 144AΔ	300,000	301,038
3.38%, 03/15/18 144A	1,115,000	1,123,567
Petrohawk Energy Corporation
7.25%, 08/15/18	1,170,000	1,322,410
Phillips 66
1.95%, 03/05/15 144AΔ	210,000	214,385
2.95%, 05/01/17 144AΔ	210,000	222,792
Pioneer Natural Resources Co.
5.88%, 07/15/16	2,410,000	2,734,885

	Par	Value
Principal Financial Group, Inc.
1.85%, 11/15/17	$445,000	$447,873
Principal Life Global Funding II
1.13%, 09/18/15 144A	1,085,000	1,087,858
1.00%, 12/11/15 144A	1,530,000	1,528,849
Procter & Gamble Co.
3.50%, 02/15/15Δ	200,000	212,459
Prudential Covered Trust 2012-1
3.00%, 09/30/15 144A	760,000	788,648
Rock-Tenn Co.
4.45%, 03/01/19 144A	315,000	340,306
Roper Industries, Inc.
1.85%, 11/15/17	653,000	653,268
Samsung Electronics America, Inc.
1.75%, 04/10/17 144A	1,150,000	1,164,708
SBA Tower Trust
4.54%, 04/15/15 144A	510,000	536,807
Simon Property Group LP REIT
4.20%, 02/01/15	140,000	148,536
SLM Corporation
5.00%, 10/01/13	1,380,000	1,419,675
SteelRiver Transmission Co., LLC
4.71%, 06/30/17 144A	573,768	598,609
Stryker Corporation
3.00%, 01/15/15Δ	450,000	470,616
Superior Energy Services, Inc.
6.88%, 06/01/14Δ	684,000	685,710
TD Ameritrade Holding Corporation
4.15%, 12/01/14	660,000	703,722
Tesoro Corporation
4.25%, 10/01/17	550,000	572,000
Texas Eastern Transmission LP
6.00%, 09/15/17 144A	510,000	611,426
Texas Instruments, Inc.
0.45%, 08/03/15Δ	970,000	965,694
Tiers Trust United States
2.06%, 05/12/14 144A†	1,385,000	1,388,462
Time Warner, Inc.
3.15%, 07/15/15Δ	290,000	306,861
Toyota Motor Credit Corporation
1.00%, 02/17/15	1,460,000	1,470,566
0.88%, 07/17/15Δ	560,000	562,659
Unilever Capital Corporation
0.85%, 08/02/17	1,760,000	1,744,218
Union Bank NA
1.26%, 06/06/14†	3,000,000	3,026,283
United Air Lines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	614,148	707,007
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	733,546	849,079
United Technologies Corporation
1.20%, 06/01/15Δ	220,000	223,282
1.80%, 06/01/17Δ	870,000	896,492
UnitedHealth Group, Inc.
1.40%, 10/15/17	210,000	210,571

See Notes to Financial Statements.	83

	Par	Value
Ventas Realty LP
2.00%, 02/15/18	$1,100,000	$1,102,024
Vesey Street Investment Trust I
4.40%, 09/01/16 STEP	700,000	755,992
Vornado Realty LP
4.25%, 04/01/15	700,000	740,307
Wachovia Bank NA
4.80%, 11/01/14Δ	360,000	386,578
Walgreen Co.
1.00%, 03/13/15Δ	460,000	460,637
WellPoint, Inc.
1.25%, 09/10/15	440,000	443,772
2.38%, 02/15/17Δ	1,060,000	1,098,564
Wells Fargo & Co.
3.75%, 10/01/14	1,000,000	1,054,826
1.50%, 07/01/15	440,000	447,855
Western Union Co.
2.38%, 12/10/15	1,000,000	1,005,339
WPX Energy, Inc.
5.25%, 01/15/17Δ	780,000	830,700
XTO Energy, Inc.
6.25%, 04/15/13Δ	600,000	609,460

Total Corporate Bonds (Cost $169,205,277)		172,824,171

FOREIGN BONDS — 17.3%
Australia — 1.6%
Asciano Finance, Ltd.
3.13%, 09/23/15 144A	620,000	635,457
Australia Government Bond
5.50%, 12/15/13(A)	3,200,000	3,412,626
BHP Billiton Finance USA, Ltd.
1.00%, 02/24/15	1,100,000	1,109,638
Commonwealth Bank of Australia
2.13%, 03/17/14 144A	850,000	861,688
2.90%, 09/17/14 144A	1,800,000	1,875,503
Macquarie Bank, Ltd.
3.45%, 07/27/15 144A	750,000	780,398
National Australia Bank
2.00%, 03/09/15	1,040,000	1,065,448
Perpetual Trustee - Apollo Series 2009-1
4.43%, 10/03/40(A)	1,279,892	1,329,109
Rio Tinto Finance USA PLC
1.13%, 03/20/15	500,000	504,372
Westfield Capital
5.13%, 11/15/14 144A	730,000	783,061
Woodside Finance, Ltd.
4.50%, 11/10/14 144A	490,000	518,514

		12,875,814

Bermuda — 0.2%
Aircastle, Ltd.
6.25%, 12/01/19 144A	260,000	272,350
Ingersoll-Rand Global Holding Co., Ltd.
9.50%, 04/15/14	880,000	974,202
Qtel International Finance, Ltd.
6.50%, 06/10/14 144A	660,000	709,170

		1,955,722

	Par	Value
Brazil — 0.4%
Banco Bradesco SA
2.41%, 05/16/14 144A†	$520,000	$524,004
Banco do Brasil SA
4.50%, 01/22/15 144AΔ	680,000	721,820
Banco do Nordeste do Brasil SA
3.63%, 11/09/15 144AΔ	710,000	738,400
Caixa Economica Federal
2.38%, 11/06/17 144A	680,000	676,600
Companhia de Eletricidade do Estado da Bahia
11.75%, 04/27/16 144A (B)	1,200,000	624,908
USJ Acucar eAlcool SA
9.88%, 11/09/19 144AΔ	270,000	288,225

		3,573,957

Canada — 1.8%
Bank of Nova Scotia
1.85%, 01/12/15	970,000	992,859
Manulife Financial Corporation
3.40%, 09/17/15	5,000	5,261
Methanex Corporation
3.25%, 12/15/19	1,037,000	1,044,645
National Bank of Canada
1.50%, 06/26/15	1,920,000	1,954,086
Nexen, Inc.
5.20%, 03/10/15	790,000	853,095
NOVA Chemicals Corporation
8.38%, 11/01/16Δ	1,250,000	1,375,000
Province of Ontario
2.30%, 05/10/16	3,000,000	3,158,556
Rogers Communications, Inc.
6.38%, 03/01/14	320,000	341,014
Teck Resources, Ltd.
3.15%, 01/15/17Δ	346,000	362,976
TransCanada PipeLines, Ltd.
3.40%, 06/01/15	360,000	382,519
Xstrata Finance Canada, Ltd.
2.45%, 10/25/17 144A	4,170,000	4,215,186

		14,685,197

Cayman Islands — 0.4%
Baidu, Inc.
2.25%, 11/28/17	440,000	443,828
Hutchison Whampoa International, Ltd.
2.00%, 11/08/17 144AΔ	370,000	370,649
International Petroleum Investment Co.
3.13%, 11/15/15 144A	330,000	343,695
Petrobras International Finance Co.
2.88%, 02/06/15Δ	300,000	308,578
3.88%, 01/27/16	590,000	625,402
Trafford Centre Finance, Ltd.
0.73%, 07/28/15(U)†	104,569	166,249
Transocean, Inc.
4.95%, 11/15/15Δ	595,000	651,920

		2,910,321

84	See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Chile — 0.8%
Banco de Credito e Inversiones
3.00%, 09/13/17 144A	$600,000	$612,934
Banco del Estado de Chile
2.00%, 11/09/17 144A	1,100,000	1,100,918
Banco Santander Chile
1.92%, 01/19/16 144A†	2,500,000	2,491,788
Celulosa Arauco y Constitucion SA
5.63%, 04/20/15Δ	1,260,000	1,368,282
Corporacion Nacional del Cobre de Chile
4.75%, 10/15/14 144A	960,000	1,020,563

		6,594,485

Colombia — 0.0%
Bancolombia SA
4.25%, 01/12/16Δ	210,000	220,500

Denmark — 0.1%
Danske Bank A/S
1.39%, 04/14/14 144A†	950,000	941,906

France — 2.0%
Banque PSA Finance SA
2.21%, 04/04/14 144A†@	2,000,000	1,975,658
BNP Paribas SA
2.38%, 09/14/17	1,265,000	1,284,571
BPCE SA
2.06%, 02/07/14 144A†@Δ	2,300,000	2,325,500
Caisse d’Amortissement de la Dette Sociale
2.13%, 04/12/17 144A	1,140,000	1,185,672
Cie de Financement Foncier SA
2.13%, 04/22/13 144A@	3,000,000	3,013,725
Credit Agricole SA
3.00%, 10/01/17 144AΔ	1,451,000	1,480,677
GDF Suez
1.63%, 10/10/17 144A	260,000	260,236
RCI Banque SA
1.12%, 04/07/15(E)†	900,000	1,124,701
Total Capital International SA
1.50%, 02/17/17Δ	320,000	322,801
Total Capital SA
3.00%, 06/24/15	2,800,000	2,959,272
Veolia Environnement SA
5.25%, 06/03/13Δ	520,000	528,120

		16,460,933

Germany — 2.6%
Bundesschatzanweisungen
1.75%, 06/14/13(E)	6,100,000	8,114,860
0.75%, 09/13/13(E)	7,300,000	9,684,786
State of North Rhine-Westphalia
1.63%, 09/17/14Δ	3,100,000	3,153,208

		20,952,854

India — 0.1%
ICICI Bank, Ltd.
5.50%, 03/25/15 144A	395,000	417,807

Ireland — 0.4%
DanFin Funding, Ltd.
1.03%, 07/16/13 144A†	2,800,000	2,807,857

	Par	Value
Italy — 0.5%
Intesa Sanpaolo SpA
2.71%, 02/24/14 144A†@	$2,900,000	$2,897,567
Telecom Italia Capital SA
5.25%, 11/15/13Δ	810,000	834,300

		3,731,867

Japan — 0.6%
Takeda Pharmaceutical Co., Ltd.
1.03%, 03/17/15 144A	2,450,000	2,461,042
1.63%, 03/17/17 144A	2,500,000	2,538,698

		4,999,740

Luxembourg — 0.6%
ArcelorMittal
4.25%, 08/05/15Δ	600,000	606,414
Covidien International Finance SA
1.35%, 05/29/15Δ	270,000	273,815
Gazprom OAO Via Gaz Capital SA
9.25%, 04/23/19	700,000	930,125
6.00%, 01/23/21 144AΔ	1,300,000	1,506,700
Pentair Finance SA
1.35%, 12/01/15 144A	450,000	449,921
Schlumberger Investment SA
1.25%, 08/01/17 144A	1,080,000	1,078,036

		4,845,011

Mexico — 0.7%
America Movil SAB de CV
3.63%, 03/30/15Δ	200,000	213,061
2.38%, 09/08/16	380,000	396,865
Mexican Bonos
6.00%, 06/18/15(M)	21,582,000	1,719,249
Petroleos Mexicanos
4.88%, 03/15/15Δ	1,250,000	1,353,125
5.50%, 01/21/21	1,400,000	1,642,900

		5,325,200

Netherlands — 0.8%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	1,881,000	1,972,718
ING Bank NV
2.00%, 09/25/15 144AΔ	1,275,000	1,285,285
3.75%, 03/07/17 144A	900,000	957,420
Volkswagen International Finance NV
1.06%, 03/21/14 144A†@	100,000	100,563
0.92%, 04/01/14 144A†	1,200,000	1,204,242
1.63%, 03/22/15 144A	1,100,000	1,115,611

		6,635,839

New Zealand — 0.1%
ANZ National International, Ltd.
1.85%, 10/15/15 144A	630,000	642,355

Norway — 0.2%
Nordea Eiendomskreditt AS
2.13%, 09/22/16 144AΔ	1,250,000	1,300,944
Sparebank 1 Boligkreditt AS
2.63%, 05/26/17 144A	500,000	528,334

		1,829,278

See Notes to Financial Statements.	85

	Par	Value
Panama — 0.0%
Panama Government International Bond
7.25%, 03/15/15	$265,000	$297,860

Peru — 0.1%
Banco de Credito del Peru
4.75%, 03/16/16 144A	840,000	890,400

Portugal — 0.0%
Obrigacoes do Tesouro
2.17%, 05/16/47(E)	95,501	126,144

Qatar — 0.1%
Qatar Government International Bond
3.13%, 01/20/17Δ	580,000	613,930

Singapore — 0.1%
Oversea-Chinese Banking Corporation, Ltd.
1.63%, 03/13/15 144A	500,000	507,458

South Korea — 1.0%
Export-Import Bank of Korea
1.26%, 07/26/13 144A†@	700,000	700,041
1.46%, 09/21/13 144A@	2,400,000	2,399,290
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	2,900,000	3,121,290
Korea National Oil Corporation
2.88%, 11/09/15	770,000	805,580
Lotte Shopping Co., Ltd.
3.38%, 05/09/17 144A	730,000	757,999
SK Telecom Co., Ltd.
2.13%, 05/01/18 144A	690,000	695,498

		8,479,698

Spain — 0.4%
BBVA US Senior SA Unipersonal
4.66%, 10/09/15	2,430,000	2,493,131
Telefonica Emisiones SA Unipersonal
2.58%, 04/26/13	710,000	714,260

		3,207,391

Sweden — 0.7%
Nordea Bank AB
1.24%, 01/14/14 144A†	2,900,000	2,921,741
Stadshypotek AB
1.45%, 09/30/13 144AΔ	2,900,000	2,922,000

		5,843,741

Switzerland — 0.2%
Credit Suisse NY
1.30%, 01/14/14†	1,200,000	1,207,261

United Kingdom — 0.8%
Anglo American Capital PLC
2.15%, 09/27/13 144A	360,000	362,619
Barclays Bank PLC
1.38%, 01/13/14†	580,000	583,079
5.20%, 07/10/14	130,000	138,373
BP Capital Markets PLC
0.70%, 11/06/15	840,000	839,386
British Telecom- munications PLC
2.00%, 06/22/15	300,000	308,591

	Par	Value
Experian Finance PLC
2.38%, 06/15/17 144A	$540,000	$549,942
GlaxoSmithKline Capital PLC
0.75%, 05/08/15	670,000	673,664
HSBC Bank PLC
1.13%, 01/17/14 144A†	1,230,000	1,238,809
Lloyds TSB Bank PLC
2.67%, 01/24/14†Δ	340,000	346,583
6.96%, 05/29/20(U)†	710,000	1,147,066
United Kingdom Gilt Inflation Linked Bond
0.13%, 03/22/24(U)	100,000	177,669
Vodafone Group PLC
1.25%, 09/26/17	370,000	369,304

		6,735,085

Total Foreign Bonds (Cost $137,276,842)		140,315,611

LOAN AGREEMENTS — 0.4%
Dole Food Co., Inc., Tranche B2
5.00% - 6.00%, 07/08/18†	1,086,934	1,087,782
Dole Food Co., Inc., Tranche C2
5.00% - 6.00%, 07/08/18†	1,897,915	1,899,395

Total Loan Agreements (Cost $2,991,985)		2,987,177

MORTGAGE-BACKED SECURITIES — 22.1%
Adjustable Rate Mortgage Trust
3.25%, 03/25/37†	2,387,149	1,653,442
American Home Mortgage Investment Trust
2.53%, 10/25/34†	568,834	566,754
American Home Mortgage Assets LLC
1.09%, 11/25/46†	1,030,774	560,277
Arkle Master Issuer PLC
1.46%, 05/17/60 144A†	1,100,000	1,101,474
1.56%, 05/17/60†	250,000	251,581
Arkle Master Issuer PLC
1.56%, 05/17/60 144A†	1,240,000	1,247,803
Arran Residential Mortgages Funding PLC
1.64%, 05/16/47 144A†	65,259	65,351
1.51%, 11/19/47 144A†	113,239	113,599
1.76%, 11/19/47 144A†	1,800,000	1,829,638
Banc of America Funding Corporation
5.62%, 01/20/47†	679,161	494,548
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.45%, 01/15/49	1,227,482	1,259,606
5.69%, 06/10/49†	204,636	204,579
Banc of America Mortgage Securities, Inc.
6.50%, 10/25/31	102,582	108,277
Bear Stearns Adjustable Rate Mortgage Trust
3.12%, 01/25/34†	352,590	352,849
3.33%, 07/25/34†	540,397	537,734
3.09%, 10/25/34†	220,223	213,083
2.57%, 03/25/35†	943,885	950,881
Bear Stearns Alt-A Trust
0.95%, 11/25/34†	302,545	297,845

86	See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Bear Stearns Commercial Mortgage Securities
5.74%, 06/11/50	$791,502	$823,598
Berica ABS Srl
0.49%, 12/30/55(E)†	2,400,000	2,936,471
Commercial Mortgage Pass-Through Certificates
4.14%, 11/15/45 IOΩ†	4,152,321	595,400
6.10%, 07/16/34 144A	7,120	7,119
5.76%, 09/15/39†	1,155,000	1,201,239
5.62%, 09/15/40†	798,739	852,116
6.05%, 02/15/41†	562,550	577,728
5.05%, 08/15/45 IOΩ†	2,090,389	263,650
3.16%, 07/10/46 144A	1,265,115	1,335,735
Countrywide Alternative Loan Trust
6.00%, 10/25/32	34,144	35,841
Countrywide Home Loan Mortgage Pass-Through Trust
0.75%, 02/25/35†	195,317	177,711
Credit Suisse Mortgage Capital Certificates
1.21%, 02/27/47 144A†	1,700,147	1,690,798
DBRR Trust
0.95%, 09/24/45 144A	1,224,390	1,227,559
5.74%, 06/17/49 144A†	1,805,000	2,115,061
Deutsche ALT-A Securities, Inc.
5.87%, 10/25/36 STEP	573,480	396,713
5.89%, 10/25/36 STEP	573,480	397,127
Eclipse, Ltd.
0.70%, 01/25/20(U)†	712,478	1,105,308
Fannie Mae Grantor Trust
3.31%, 02/25/32	135,031	139,674
FDIC Structured Sale Guaranteed Notes
0.26%, 10/25/13 144AΩ†	2,300,000	2,296,115
3.00%, 09/30/19 144A	713,458	731,964
0.93%, 12/04/20 144A†	1,904,625	1,919,505
3.25%, 04/25/38 144A	607,665	642,796
0.76%, 02/25/48 144A†	400,374	401,175
FDIC Trust
2.18%, 05/25/50 144A	1,114,609	1,095,357
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	277,428	296,973
5.00%, 02/01/19	303,876	325,229
5.00%, 12/01/19	601,798	647,463
5.50%, 05/01/22	1,964,206	2,112,609
2.48%, 07/01/27†	14,117	15,151
2.38%, 11/01/31†	74,402	79,266
2.38%, 04/01/32†	11,577	12,245
2.16%, 06/01/33†	1,135,245	1,190,499
2.39%, 10/01/34†	291,632	310,655
2.76%, 08/01/35†	1,028,739	1,095,643
2.46%, 09/01/35†	508,066	535,470
2.72%, 10/01/35†	818,910	876,201
2.59%, 04/01/36†	775,852	825,959
5.50%, 05/01/38	1,494,844	1,613,915
5.50%, 02/01/40	469,123	506,490
Federal Home Loan Mortgage Corporation REMIC
2.00%, 08/15/25 STEP	569,599	605,391
0.56%, 12/15/30†	12,043	12,044
4.50%, 09/15/41	1,220,488	1,306,747
4.50%, 11/15/41	1,341,233	1,490,287

	Par	Value
Federal National Mortgage Association
5.00%, 01/01/18	$608,197	$660,952
5.00%, 07/01/19	135,178	146,904
5.00%, 05/01/21	1,226,913	1,333,335
5.00%, 11/01/21	508,054	552,122
2.27%, 12/01/24†	38,271	38,655
9.00%, 05/01/25	11,654	11,695
9.00%, 07/01/25	30,705	30,813
2.50%, 09/01/27	72,701	76,079
2.50%, 11/01/27	5,054,002	5,288,803
2.50%, 12/01/27	3,300,000	3,458,984
2.50%, 01/01/28 TBA	7,700,000	8,051,312
2.36%, 09/01/31†	119,378	127,470
1.58%, 08/01/32†	980,733	1,020,951
5.50%, 10/01/32	703,925	792,332
2.24%, 12/01/32†	714,718	752,454
2.00%, 04/01/33†	198,378	208,558
2.39%, 06/01/33†	176,319	185,206
2.54%, 06/01/33†	66,416	70,684
2.92%, 10/01/33†	415,114	439,394
2.72%, 12/01/33†	140,953	149,502
3.20%, 03/01/34†	103,712	104,607
2.54%, 09/01/34†	254,921	267,469
2.55%, 09/01/34†	303,624	318,393
2.42%, 10/01/34†	325,028	343,146
2.60%, 10/01/34†	403,809	427,586
2.62%, 02/01/35†	414,834	443,296
2.78%, 09/01/35†	887,836	946,999
2.66%, 12/01/35†	29,898	31,282
1.36%, 08/01/42†	605,488	614,415
3.00%, 10/01/42	3,274,532	3,434,576
1.36%, 07/01/44†	455,114	461,764
1.36%, 10/01/44†	350,088	354,721
Federal National Mortgage Association REMIC
4.00%, 11/25/19	192,596	200,888
2.00%, 06/25/26 STEP	1,140,068	1,224,586
0.81%, 05/25/30†	469,852	470,662
0.86%, 05/25/30†	371,511	371,915
(2.43)%, 10/25/40 IOΩ	4,373,174	604,701
0.76%, 09/25/41†	5,406,684	5,438,135
FHLMC Multifamily Structured Pass-Through Certificates
2.23%, 07/25/13	247,414	248,321
3.61%, 06/25/14	1,095,000	1,120,829
3.99%, 05/25/19 IOΩ†	5,337,123	510,274
3.88%, 06/25/22 IOΩ†	4,153,217	464,096
FHLMC Multifamily VRD Certificates
5.50%, 08/15/51 STEP	3,000,000	3,391,191
FHLMC Structured Pass-Through Securities
1.21%, 05/25/43†	976,870	1,001,712
1.53%, 07/25/44†	1,502,581	1,535,432
First Horizon Alternative Mortgage Securities
2.54%, 06/25/34†	550,129	543,365
German Residential Asset Note Distributor PLC
0.93%, 07/20/16(E)†	706,629	898,210
GMAC Commercial Mortgage Securities, Inc.
5.30%, 08/10/38†	1,520,000	1,611,958

See Notes to Financial Statements.	87

	Par	Value
Government National Mortgage Association
1.75%, 06/20/17†	$6,740	$7,056
2.00%, 06/20/21†	4,496	4,674
1.63%, 03/20/22†	257,264	267,261
1.63%, 01/20/23†	35,743	37,132
1.75%, 05/20/24†	73,878	77,340
1.75%, 07/20/25†	87,099	90,512
1.75%, 08/20/25†	24,112	25,056
1.63%, 11/20/25†	71,697	73,922
1.63%, 12/20/26†	99,021	102,094
1.75%, 07/20/27†	2,319	2,410
1.63%, 10/20/27†	38,843	40,048
8.50%, 10/15/29	25,848	26,898
0.81%, 02/16/30†	136,753	138,741
8.50%, 03/15/30	980	983
8.50%, 04/15/30	5,447	5,645
8.50%, 05/15/30	128,162	140,019
1.75%, 05/20/30†	66,017	69,111
8.50%, 06/15/30	6,576	6,762
8.50%, 07/15/30	57,556	63,695
8.50%, 08/15/30	16,672	19,114
8.50%, 09/15/30	1,928	1,957
8.50%, 11/15/30	14,058	16,688
8.50%, 12/15/30	30,932	37,953
8.50%, 02/15/31	18,067	19,353
5.16%, 06/16/31†	743,808	753,763
0.51%, 03/20/37†	1,416,462	1,418,809
0.51%, 05/20/37†	606,715	607,699
3.00%, 02/19/43 TBA	5,000,000	5,303,906
Granite Mortgages PLC
0.84%, 03/20/44(U)†	547,363	876,408
0.59%, 01/20/44(E)†	236,916	309,843
0.84%, 06/20/44(U)†	2,050,224	3,274,384
Greenpoint Mortgage Funding Trust
0.39%, 01/25/37†	818,223	480,425
0.48%, 11/25/45†	224,765	163,311
GSR Mortgage Loan Trust
3.02%, 09/25/34†	550,674	542,116
2.66%, 09/25/35†	550,548	551,437
HarborView Mortgage Loan Trust
3.03%, 12/19/35†	1,407,424	1,157,109
Holmes Master Issuer PLC
1.89%, 10/15/54†	850,000	865,662
1.89%, 10/21/54 144A†	608,000	619,386
1.61%, 10/15/54(E)†	388,959	517,784
1.69%, 10/15/54 144A†	380,000	384,163
1.74%, 10/15/54 144A†	1,503,976	1,517,260
2.29%, 10/15/54(U)†	1,165,000	1,941,897
Holmes Master Issuer PLC
1.74%, 10/15/54†	916,215	924,486
Indymac Index Mortgage Loan Trust
0.48%, 06/25/37†	623,530	178,350
0.40%, 09/25/46†	938,851	653,770
JP Morgan Chase Commercial Mortgage Securities Corporation
2.11%, 11/15/28 144A†	4,485,020	4,527,260
5.12%, 07/15/41	2,185,000	2,306,851
JP Morgan Mortgage Trust
4.96%, 02/25/35†	198,646	201,666

	Par	Value
Lanark Master Issuer PLC
1.71%, 12/22/54 144A†	$880,000	$898,068
LCP Proudreed PLC
0.78%, 08/25/16(U)†	392,583	591,500
Luminent Mortgage Trust
0.38%, 12/25/36†	977,677	688,363
MASTR Adjustable Rate Mortgages Trust
2.90%, 12/25/33†	420,529	417,320
Merrill Lynch Floating Trust
0.75%, 07/09/21 144A†	160,894	160,104
Merrill Lynch Mortgage Trust
5.24%, 11/12/35†	1,260,000	1,293,138
MLCC Mortgage Investors, Inc.
2.50%, 12/25/34†	722,856	734,342
2.47%, 02/25/36†	790,030	763,964
Morgan Stanley Bank of America Merrill Lynch Trust
1.94%, 08/15/45 IO 144AΩ†	9,806,860	1,101,271
Morgan Stanley Re-REMIC Trust
1.00%, 12/01/42	1,024,825	1,022,868
5.79%, 08/12/45 144A†	880,000	1,026,722
5.79%, 08/15/45 144A†	880,000	1,026,722
2.50%, 03/23/51 144A	626,214	632,163
Motel 6 Trust
1.50%, 10/05/25 144A	380,000	380,127
1.95%, 10/05/25 144A	1,695,000	1,709,283
National RMBS Trust
4.22%, 06/20/44(A)†	1,000,000	1,036,304
NCUA Guaranteed Notes
1.84%, 10/07/20	198,893	202,156
2.90%, 10/29/20	730,000	782,268
0.77%, 12/08/20†	3,632,178	3,650,339
0.74%, 03/09/21†	2,720,955	2,752,926
Opteum Mortgage Acceptance Corporation
0.49%, 11/25/35†	270,352	268,233
Permanent Master Issuer PLC
0.66%, 04/15/20(U)†	2,060,000	3,348,525
Provident Funding Mortgage Loan Trust
2.61%, 04/25/34†	819,492	823,968
RCMC LLC
5.62%, 12/15/18 144A	574,892	577,766
Residential Accredit Loans, Inc.
0.61%, 01/25/33†	156,369	149,745
Residential Asset Securitization Trust
0.51%, 05/25/35†	298,072	284,085
Residential Funding Mortgage Securities I
6.50%, 03/25/32	22,647	23,780
Sequoia Mortgage Trust
2.87%, 01/25/42†	1,519,788	1,556,725
3.50%, 04/25/42†	1,545,701	1,569,827
Springleaf Mortgage Loan Trust
1.57%, 12/25/59 144A†	768,985	773,311
2.22%, 10/25/57 144A†	565,340	582,357
Strips 2012-1, Ltd.
1.50%, 12/25/44 144A	772,967	763,939

88	See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Structured Adjustable Rate Mortgage Loan Trust
2.81%, 08/25/34†	$886,907	$863,758
0.51%, 09/25/34†	160,115	132,048
Structured Asset Mortgage Investments, Inc.
2.08%, 10/19/34†	394,092	300,022
0.46%, 07/19/35†	147,967	127,857
0.49%, 02/25/36†	742,793	498,831
Superannuation Members Home Loans Global Fund
0.26%, 06/12/40(E)†	581,570	762,445
Talisman Finance PLC
0.39%, 10/22/16(E)†	847,831	1,023,977
TBW Mortgage Backed Pass-Through Certificates
6.01%, 07/25/37 STEP	496,031	388,851
UBS-Barclays Commercial Mortgage Trust 4.25%,
05/10/63 IO 144AΩ†	6,612,537	694,882
Wachovia Bank Commercial Mortgage Trust
5.42%, 01/15/45†	1,366,233	1,522,198
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.01%, 05/25/47†	830,284	118,887
Washington Mutual Mortgage Pass-Through Certificates
2.50%, 02/25/37†	725,021	530,704
4.74%, 05/25/37†	902,259	695,710
2.57%, 07/25/37†	1,993,922	1,476,202
1.57%, 06/25/42†	25,831	24,798
0.52%, 01/25/45†	880,954	858,079
0.53%, 08/25/45†	362,677	339,590
0.50%, 10/25/45†	383,688	364,252
1.15%, 06/25/46†	1,433,551	1,243,392
0.91%, 01/25/47†	814,853	587,461
Wells Fargo Mortgage-Backed Securities Trust
2.63%, 12/25/34†	779,056	801,907
WF-RBS Commercial Mortgage Trust
3.79%, 02/15/44 144A	2,310,000	2,501,490
4.14%, 08/15/45 IO 144AΩ†	3,715,355	504,027
4.12%, 11/15/45 IO 144AΩ†	6,382,923	911,475

Total Mortgage-Backed Securities (Cost $181,052,609)		179,631,273

MUNICIPAL BONDS — 1.9%
California State Public Works Board, California State University Projects, Revenue Bond, Series B-2
7.80%, 03/01/35	800,000	934,008
Chicago Transit Authority, Revenue Bond Series B
6.90%, 12/01/40	1,300,000	1,579,058
Irvine Ranch Water District Joint Powers Agency, Revenue Bond, Escrowed to Maturity
2.61%, 03/15/14	2,800,000	2,875,348

	Par	Value
New York State Thruway Authority, Revenue Bond, Series A
5.00%, 03/15/26	$400,000	$486,084
5.00%, 03/15/27	400,000	482,228
North Texas Higher Education Authority, Taxable Student Loan Revenue Bond, Series 1
1.46%, 04/01/40†	398,021	407,164
North Texas Municipal Water District Revenue Bond
5.00%, 09/01/24	900,000	1,117,242
State of California, General Obligation
5.10%, 08/01/14	105,000	109,165
5.65%, 04/01/39†	1,340,000	1,356,495
State of Illinois, General Obligation
3.32%, 01/01/13	5,500,000	5,500,000
4.07%, 01/01/14	830,000	855,174

Total Municipal Bonds (Cost $15,152,108)		15,701,966

	Notional Amount
PURCHASED OPTION — 0.0%
Put Swaption — 0.0%
3-Month LIBOR, Strike Price $3.45, Expires 09/21/15 (RBS) (Cost $151,446)	$1,900,000	143,757

	Par
U.S. TREASURY OBLIGATIONS — 21.5%
U.S. Treasury Bills
0.13%, 03/14/13‡‡	$367,000	366,977
0.14%, 06/27/13‡‡	22,000	21,993

		388,970

U.S. Treasury Bonds
8.13%, 05/15/21	41,000	62,929
7.25%, 08/15/22	51,000	76,783
7.63%, 11/15/22	117,000	181,112
2.75%, 11/15/42	2,300,000	2,216,266

		2,537,090

U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/17	5,400,000	5,892,708
1.13%, 01/15/21‡‡	1,700,000	2,113,099
0.13%, 01/15/22‡‡	10,300,000	11,441,434
0.13%, 07/15/22	3,700,000	4,041,967
2.38%, 01/15/25	1,300,000	2,155,571

		25,644,779

U.S. Treasury Notes
0.75%, 09/15/13‡‡	180,000	180,780
0.50%, 11/15/13	6,000,000	6,017,580
0.25%, 11/30/13	11,000,000	11,008,162
1.25%, 02/15/14	2,000,000	2,023,516
0.25%, 02/28/14	2,303,000	2,304,619
1.25%, 03/15/14	6,200,000	6,277,984
0.25%, 04/30/14	8,000,000	8,004,688
0.25%, 06/30/14	7,130,000	7,133,900
0.25%, 09/30/14	3,000,000	3,001,173

See Notes to Financial Statements.	89

	Par	Value
0.25%, 11/30/14	$6,000,000	$6,001,176
0.25%, 01/15/15	4,200,000	4,199,345
0.25%, 02/15/15	47,221,000	47,206,267
0.25%, 05/15/15	8,250,000	8,240,974
0.25%, 10/15/15	4,500,000	4,490,509
0.38%, 11/15/15	2,000,000	2,002,188
2.13%, 02/29/16	772,000	814,159
0.63%, 12/31/17	4,450,000	4,457,997
1.38%, 12/31/18	4,300,000	4,412,540
1.25%, 01/31/19	600,000	610,968
3.38%, 11/15/19	67,000	77,045
2.13%, 08/15/21‡‡	9,100,000	9,567,795
2.00%, 02/15/22	2,100,000	2,172,024
1.75%, 05/15/22	5,400,000	5,447,671
1.63%, 08/15/22	1,000,000	993,594

		146,646,654

Total U.S. Treasury Obligations (Cost $174,189,721)		175,217,493

	Shares
MONEY MARKET FUNDS — 6.6%
GuideStone Money Market Fund (GS4 Class)¥	16,500,802	16,500,802
Northern Institutional Liquid Assets Portfolio§	37,397,181	37,397,181

Total Money Market Funds (Cost $53,897,983)		53,897,983

	Par
REPURCHASE AGREEMENTS — 8.6%
BNP Paribas Securities Corporation
0.14% (dated 12/28/12, due 01/10/13, repurchase price $8,500,430, collateralized by Federal Home Loan Mortgage Corporation, 3.500%, due 07/01/42, total market value
$8,867,812)	$8,500,000	8,500,000
Morgan Stanley & Co., Inc.
0.25% (dated 12/31/12, due 01/02/13, repurchase price $23,900,332, collateralized by U.S. Treasury Note, 1.500%, due 06/30/16, total market value
$24,208,622)	23,900,000	23,900,000
0.25% (dated 01/02/13, due 01/03/13, repurchase price $30,400,211, collateralized by Federal Home Loan Mortgage Corporation, 2.650%, due 11/06/14, total market value
$30,987,903)	30,400,000	30,400,000
Royal Bank of Scotland PLC
0.23% (dated 12/19/12, due 02/21/13, repurchase price $7,002,862, collateralized by U.S. Treasury Note, 4.250%, due 08/15/14, total market value
$7,140,208)	7,000,000	7,000,000

Total Repurchase Agreements (Cost $69,800,000)		69,800,000

TOTAL INVESTMENTS — 109.4% (Cost $882,728,643)		889,696,507

	Notional Amount	Value
WRITTEN OPTIONS — (0.1)%
Call Swaption — (0.1)%
3-Month LIBOR, Strike Price $1.40, Expires 03/18/13
(DEUT)	$(14,000,000)	$(346,732)

Put Swaptions — 0.0%
3-Month LIBOR, Strike Price $1.40, Expires 03/18/13
(DEUT)	(14,000,000)	(4,337)
3-Month LIBOR, Strike Price $2.50, Expires 09/21/15
(RBS)	(8,000,000)	(122,846)

		(127,183)

Total Written Options
(Premiums received $(586,250))		(473,915)

	Par
TBA SALE COMMITMENTS — (1.9)%
Federal Home Loan Mortgage Corporation
5.50%, 01/01/39 TBA	$(3,000,000)	(3,237,657)
Federal National Mortgage Association
5.50%, 01/01/40 TBA	(2,000,000)	(2,172,813)
5.50%, 02/01/40 TBA	(5,000,000)	(5,434,375)
4.00%, 01/01/41 TBA	(4,000,000)	(4,287,499)

Total TBA Sale Commitments (Cost $(15,115,625))		(15,132,344)

Liabilities in Excess of Other Assets — (7.4)%		(60,464,831)

NET ASSETS — 100.0%		$813,625,417

90	See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	22.1
U.S. Treasury Obligations	21.5
Corporate Bonds	21.2
Foreign Bonds	17.3
Asset-Backed Securities	8.7
Repurchase Agreements	8.6
Money Market Funds	6.6
Municipal Bonds	1.9
Agency Obligations	0.9
Loan Agreements	0.4
Swap Agreements	0.3
Future Contracts	0.2
Commercial Paper	0.2
Purchased Option	— **
Written Options	(0.1)
TBA Sale Commitments	(1.9)
Forward Foreign Currency Contracts	(7.7)

100.2

**	Rounds to less than 0.005%.

See Notes to Financial Statements.	91

Swap agreements outstanding at December 31, 2012:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
Nabors Industries,
6.15% due 02/15/18	(0.63)%	03/20/18	CITI	USD	$1,525,000	$79,600	$—	$79,600
Morgan Stanley ABS Capital I,
7.02% due 12/27/33	(0.54)%	12/27/33	MSCS	USD	313,062	39,944	—	39,944
Long Beach Mortgage Trust,
6.72% due 02/25/34	(0.49)%	02/25/34	BAR	USD	334,409	158,104	—	158,104
Specialty Underwriting & Residential Finance,
6.62% due 02/25/35	(0.59)%	02/25/35	BAR	USD	353,593	296,052	—	296,052

					$2,526,064	$573,700	$—	$573,700

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
General Electric Capital Corporation,
5.625% due 09/15/17	0.16%	1.00%	09/20/13	UBS	USD	$700,000	$4,387	$(7,314)	$11,701
Barclays Bank PLC,
1.551% due 10/27/15	1.24%	1.00%	12/20/17	GSC	EUR	1,200,000	(17,931)	(49,796)	31,865

						$1,900,000	$(13,544)	$(57,110)	$43,566

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
CMBX.NA.AAA.4 Index	(0.35)%	02/17/51	GSC	USD	$5,700,000	$246,846	$802,627	$(555,781)
Dow Jones CDX IG14 Index	(1.00)%	06/20/15	CME	USD	7,900,000	(105,914)	7,236	(113,150)
Dow Jones CDX IG16 Index	(1.00)%	12/20/15	CME	USD	1,800,000	(24,507)	12,494	(37,001)
Dow Jones CDX IG16 Index	(1.00)%	06/20/16	CME	USD	400,000	(4,862)	6,567	(11,429)
Dow Jones iTraxx	(1.00)%	06/20/17	BNP	USD	1,100,000	6,847	13,859	(7,012)
Dow Jones CDX IG9 Index	(0.80)%	12/20/17	CME	USD	16,552,800	331,431	737,323	(405,892)

					$33,452,800	$449,841	$1,580,106	$(1,130,265)

92	See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil CETIP Interbank Deposit	7.78%	01/02/14	HKSB	BRL	$10,300,000	$36,324	$17,142	$19,182
Brazil CETIP Interbank Deposit	11.94%	01/02/14	HKSB	BRL	6,600,000	242,653	6,020	236,633
Brazil CETIP Interbank Deposit	11.96%	01/02/14	GSC	BRL	3,900,000	158,293	(18,541)	176,834
Brazil CETIP Interbank Deposit	12.51%	01/02/14	BAR	BRL	1,000,000	39,340	514	38,826
Brazil CETIP Interbank Deposit	8.03%	01/02/14	GSC	BRL	1,000,000	5,126	—	5,126
Brazil CETIP Interbank Deposit	12.56%	01/02/14	HSBC	BRL	800,000	31,826	642	31,184
Brazil CETIP Interbank Deposit	7.40%	01/02/14	BAR	BRL	700,000	1,027	(72)	1,099
Brazil CETIP Interbank Deposit	10.14%	01/02/15	HKSB	BRL	3,800,000	95,742	7,380	88,362
Brazil CETIP Interbank Deposit	8.08%	01/02/15	HKSB	BRL	3,200,000	13,222	5,579	7,643
Brazil CETIP Interbank Deposit	8.43%	01/02/15	DEUT	BRL	1,000,000	7,881	5,750	2,131
Brazil CETIP Interbank Deposit	9.93%	01/02/15	UBS	BRL	400,000	9,218	280	8,938
Brazil CETIP Interbank Deposit	8.83%	01/02/15	HKSB	BRL	200,000	2,381	339	2,042
Brazil CETIP Interbank Deposit	8.49%	01/02/17	BNP	BRL	900,000	3,072	—	3,072
6-Month EURIBOR	2.00%	03/21/17	CME	EUR	3,600,000	313,844	106,494	207,350
6-Month BBR BBSW Index	5.50%	12/15/17	BAR	AUD	1,500,000	158,050	(5,029)	163,079
6-Month BBR BBSW Index	5.50%	12/15/17	DEUT	AUD	1,000,000	105,168	(2,997)	108,165
3-Month LIBOR	1.50%	01/04/18	CME	USD	500,000	(1,223)	—	(1,223)
6-Month BBR BBSW Index	3.75%	03/15/18	CME	AUD	5,400,000	115,607	5,510	110,097
MXN-TIIE-Banxico	7.50%	06/02/21	UBS	MXN	300,000	2,884	847	2,037
6-Month BBR BBSW Index	3.75%	03/15/23	CME	AUD	3,500,000	(29,039)	(22,821)	(6,218)
6-Month BBR BBSW Index	4.00%	03/15/23	CME	AUD	1,400,000	18,603	4,422	14,181
6-Month BBR BBSW Index	4.25%	03/15/23	CME	AUD	200,000	6,974	1,093	5,881
6-Month EURIBOR	1.75%	03/20/23	CME	EUR	800,000	(12,687)	15,456	(28,143)

					$52,000,000	$1,324,286	$128,008	$1,196,278

Total Swap agreements outstanding at December 31, 2012					$89,878,864	$2,334,283	$1,651,004	$683,279

See Notes to Financial Statements.	93

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$7,526,532	$—	$7,526,532	$—
Asset-Backed Securities	70,497,869	—	66,052,033	4,445,836
Commercial Paper	1,152,675	—	1,152,675	—
Corporate Bonds	172,824,171	—	167,708,077	5,116,094
Foreign Bonds	140,315,611	—	138,860,358	1,455,253
Loan Agreements	2,987,177	—	2,987,177	—
Money Market Funds	53,897,983	53,897,983	—	—
Mortgage-Backed Securities	179,631,273	—	159,724,130	19,907,143
Municipal Bonds	15,701,966	—	15,701,966	—
Purchased Option	143,757	—	143,757	—
Repurchase Agreements	69,800,000	—	69,800,000	—
U.S. Treasury Obligations	175,217,493	—	175,217,493	—

Total Assets - Investments in Securities	$889,696,507	$53,897,983	$804,874,198	$30,924,326

Other Financial Instruments***
Futures Contracts	$111,964	$111,964	$—	$—
Swap Agreements	2,334,283	—	2,334,283	—

Total Assets - Other Financial Instruments	$2,446,247	$111,964	$2,334,283	$—

Liabilities:
Investments in Securities:
TBA Sale Commitments	$(15,132,344)	$—	$(15,132,344)	$—
Written Options	(473,915)	—	(473,915)	—

Total Liabilities - Investments in Securities	$(15,606,259)	$—	$(15,606,259)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,557,046)	$—	$(1,557,046)	$—

Total Liabilities - Other Financial Instruments	$(1,557,046)	$—	$(1,557,046)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds and mortgage-backed securities are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

94	See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage-Backed Securities
Balance, 12/31/11	$2,080,728	$884,143	$1,195,328	$—	$1,257
Accrued discounts/premiums	59	(37)	(84)	(8)	188
Realized gain (loss)(1)	261	—	—	—	261
Change in unrealized appreciation (depreciation)(2)	7,980	(4,497)	13,390	(14,721)	13,808
Purchases	12,030,549	2,221,856	2,351,374	1,343,838	6,113,481
Sales	(307,670)	(248,519)	—	—	(59,151)
Transfers in to Level 3(3)	17,198,161	1,592,890	1,556,086	126,144	13,923,041
Transfers out of Level 3	—	—	—	—	—
Maturities	—	—	—	—	—
Paydowns	(85,742)	—	—	—	(85,742)

Balance, 12/31/12	$30,924,326	$4,445,836	$5,116,094	$1,455,253	$19,907,143

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from investment securities.

(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on investment securities.

(3)

Transfers into Level 3 represent the value of securities at December 31, 2012 that were transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.	95

Medium-Duration Bond Fund

Throughout most of 2012, macroeconomic and geopolitical events seemed to dominate the headlines, causing vast changes in investor sentiment and volatility in the capital markets. During the year, the capital markets were absorbing a great deal of information related to the European financial crisis, domestic economic growth, the resolution to the U.S. “fiscal cliff” and the U.S. Presidential election. Underneath these clouds of uncertainty, the capital markets quietly shrugged off these issues and posted positive annual returns that were higher than many pundits thought at the beginning of the year. During the year, riskier asset classes such as equities, high yield bonds and emerging markets debt dominated as investors were willing to take on more risk in the low interest rate environment. This behavior was somewhat explained by improving corporate fundamentals and the fact that monetary/fiscal policies implemented around the globe had greatly reduced the probability of a “left-tail event” (or a severe global recession). The broad domestic bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted an annual return of 4.22%. In comparison, the S&P 500® Index, a broad performance measure of U.S. stocks, was up 16.00% for the year.

Despite the macroeconomic headwinds and an increase in investors’ risk appetite, all major bond market sectors posted positive returns for the year, led by riskier sectors. Throughout the year, U.S. Treasury yields remained at historically low levels across the yield curve. Short-term rates remained low in response to the Federal Reserve’s implementation of a near zero federal funds rate for the foreseeable future and the implementation of non-traditional strategies such as Operation Twist and the third round of quantitative easing (QE3). Market forces, lack of inflationary pressures and Federal Reserve policies kept mid- and longer-dated U.S. Treasury yields relatively unchanged during the year. The U.S. Treasury sector was one of the worst performing bond sectors during the year as it was negatively impacted by the “risk on” and low yield environment. As a sector, U.S. Treasuries posted an annual return of 1.99%, with longer-dated U.S. Treasuries posting a slightly higher annual return of 3.78%. Shorter-term U.S. Treasuries, as measured by the Bank of America Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 0.43%. The year ended with Treasury yields at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.76% and the 30-year U.S. Treasury bond at 2.95%.

With investors willing to take on more risk for the potential of higher return, non-U.S. Treasury bonds (bonds that trade at a risk premium or “spread” to U.S. Treasuries) outpaced U.S. Treasury securities during 2012. Generally, lower quality bonds outpaced higher quality bonds while longer maturity bonds typically outperformed shorter maturity bonds. Non-U.S. Treasury bond sector returns varied by risk. The Barclays Capital U.S. Aggregate - Investment Grade (defined by credit quality of BBB- or higher) produced an annual return of 9.82%. Corporate bonds benefited from improving underlying corporate fundamentals, strong balance sheets and high investor demand. Within the corporate bond sector, the Barclays Capital U.S. Aggregate - Investment Grade Financial Index led with an annual return of 14.65%. The Barclays Capital U.S. High Yield - Corporate Index (defined by below investment grade corporate bonds) generated an annual return of 15.81%, benefiting from strong corporate fundamentals and a historically low default rate environment. Emerging markets debt was another top performer, as the JP Morgan EMBI+ Index generated an annual return of 18.04%, which outpaced U.S. stocks for the year.

The Fund invested in a diversified portfolio composed of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to seven years. The GS4 Class of the Fund outperformed its benchmark index, the Barclays Capital U.S. Aggregate Bond Index, for the one-year period ended December 31, 2012 (7.68% versus 4.22%). The Fund’s benchmark relative outperformance was largely attributable to the Fund’s exposure to and security selection in non-U.S. Treasury sectors. The Fund was generally underweight U.S. Treasuries in favor of spread sectors, which outperformed U.S. Treasuries for the year. During this historically low interest rate environment, U.S. Treasuries appeared expensive relative to the more attractively valued spread sectors that were demonstrating improving fundamentals while offering a higher yield orientation. During the year, the Fund remained diversified across multiple spread sectors including, but not limited to, corporate bonds, mortgage-backed securities, Yankee bonds and non-U.S. bonds. High yield and emerging markets bonds were also utilized on a tactical basis.

Other strategies involving derivatives were utilized during the year. U.S. Treasury futures contracts were used for the purpose of duration management and yield curve positioning strategies. Overall, these positions had little impact on performance. Currency forward contracts were utilized in an effort to hedge foreign currency risk and to add exposure to rising currencies. These currency strategies resulted in a minimal positive impact to the Fund’s performance. In an effort to take advantage of interest rate and credit quality viewpoints during the year, certain derivative instruments were also used including interest rate swaps and credit default swaps. These strategies had a slight positive impact on the Fund’s performance. During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

Medium-Duration Bond Fund

This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Please see page 113 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Medium-Duration Bond Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	7.93%	7.68%	4.22%
Five Year	7.10%	6.97%	5.95%
Ten Year	6.13%	5.99%	5.18%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.54%	0.77%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Barclays Capital U.S. Aggregate Bond Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Par	Value
AGENCY OBLIGATIONS — 1.2%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$480,645
Federal Home Loan Bank
0.21%, 01/04/13‡‡	1,600,000	1,600,010
5.63%, 06/11/21	700,000	912,080
Federal Home Loan Mortgage Corporation
4.38%, 01/15/14(E)	400,000	545,709
1.25%, 08/01/19	900,000	902,667
2.38%, 01/13/22Δ	2,000,000	2,093,602
Federal National Mortgage Association
0.02%, 02/20/13†	60,000	59,999
0.88%, 08/28/17	500,000	502,014
6.10%, 10/09/19†	150,000	131,629
6.25%, 05/15/29	500,000	720,341
6.63%, 11/15/30Δ	1,170,000	1,787,266
Tennessee Valley Authority
5.25%, 09/15/39	350,000	462,343
4.63%, 09/15/60	200,000	240,825
Total Agency Obligations (Cost $9,753,509)		10,439,130
ASSET-BACKED SECURITIES — 2.8%
Access Group, Inc.
1.62%, 10/27/25†	1,165,554	1,174,736
Amortizing Residential Collateral Trust
0.49%, 01/01/32†	31,266	23,711
Asset-Backed Securities Corporation Home Equity
0.48%, 09/25/34†	168,113	161,472
Avis Budget Rental Car Funding AESOP LLC
3.15%, 03/20/17 144A	160,000	169,216
2.80%, 05/20/18 144A	200,000	210,903
Bayview Financial Acquisition Trust
0.88%, 02/28/44†	309,867	302,101
Bear Stearns Asset-Backed Securities, Inc.
6.00%, 10/25/36	2,212,534	1,695,042
6.50%, 10/25/36	2,868,356	2,301,515
Brazos Higher Education Authority
0.42%, 09/25/23†	324,010	323,269
CIT Mortgage Loan Trust
1.46%, 10/25/37 144A†	401,693	391,336
College Loan Corporation Trust
0.51%, 04/25/24†	500,000	471,103
0.41%, 10/25/25†	1,000,000	984,385
Countrywide Home Equity Loan Trust
0.50%, 02/15/34†	281,818	208,101
0.45%, 12/15/35†	402,577	235,749
0.35%, 07/15/36†	702,090	462,782
Education Funding Capital Trust I
2.80%, 06/15/43Ώ†	700,000	630,259
EMC Mortgage Loan Trust
0.76%, 11/25/41 144A†	74,695	70,821
Financial Asset Securities Corporation AAA Trust
0.62%, 02/27/35 144A†	956,168	569,208

	Par	Value
GCO Education Loan Funding Trust
0.54%, 05/25/36†	$150,000	$130,377
GMAC Mortgage Corporation Loan Trust
7.00%, 09/25/37	305,372	282,286
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	400,000	435,067
Lehman XS Trust
0.51%, 11/25/35†	670,725	536,172
Magnolia Funding, Ltd.
3.00%, 04/20/17 144A(E)	305,073	403,020
Nelnet Education Loan Funding, Inc.
1.09%, 02/25/39†	800,000	725,094
Panhandle-Plains Higher Education Authority, Inc.
1.44%, 10/01/35†	706,978	719,095
Provident Bank Home Equity Loan Trust
0.75%, 08/25/31†	99,326	53,747
RAMP Trust
0.69%, 03/25/34†	334,245	277,874
Residential Funding Securities LLC
0.66%, 06/25/33 144A†	127,128	125,411
Salomon Brothers Mortgage Securities VII, Inc.
0.69%, 03/25/28†	29,834	28,550
SLM Student Loan Trust
1.82%, 04/25/23†	4,790,751	4,992,374
2.02%, 07/25/23†	1,100,000	1,160,945
0.60%, 12/15/25 144A†	400,000	390,736
0.44%, 01/25/27†	900,000	879,829
3.50%, 08/17/43 144A†	1,088,720	1,053,493
3.46%, 05/16/44 144A†	1,234,949	1,301,515
Structured Asset Investment Loan Trust
1.05%, 08/25/34†	434,744	418,642

Total Asset-Backed Securities (Cost $25,855,653)		24,299,936

CORPORATE BONDS — 20.9%
AbbVie, Inc.
1.75%, 11/06/17 144AΔ	1,520,000	1,538,313
2.90%, 11/06/22 144A	320,000	326,578
Access Midstream Partners LP
5.88%, 04/15/21	330,000	352,275
4.88%, 05/15/23	10,000	10,162
Ally Financial, Inc.
6.25%, 12/01/17	606,000	673,246
American Express Co.
6.80%, 09/01/66†	1,320,000	1,422,300
American Express Credit Corporation
5.13%, 08/25/14	160,000	171,483
American General Capital II
8.50%, 07/01/30	250,000	316,250
American Honda Finance Corporation
1.00%, 08/11/15 144A	480,000	483,016
American International Group, Inc.
3.75%, 11/30/13 144A	200,000	205,210
2.38%, 08/24/15	175,000	180,210

See Notes to Financial Statements.	99

	Par	Value
5.60%, 10/18/16	$600,000	$685,777
5.45%, 05/18/17	125,000	143,848
8.25%, 08/15/18 144A	3,200,000	4,214,336
6.40%, 12/15/20	150,000	186,420
6.25%, 03/15/87	380,000	407,550
Anadarko Petroleum Corporation
6.38%, 09/15/17	40,000	47,829
ANZ Capital Trust II
5.36%, 11/29/49 144A	800,000	824,000
Apache Corporation
6.00%, 09/15/13	680,000	705,968
Arch Coal, Inc.
7.25%, 06/15/21Δ	500,000	463,750
Arizona Public Service Co.
8.75%, 03/01/19Δ	525,000	692,897
Ashland, Inc.
4.75%, 08/15/22 144AΔ	550,000	574,750
ASIF Global Financing XIX
4.90%, 01/17/13 144A	100,000	100,144
AT&T, Inc.
5.10%, 09/15/14	530,000	569,560
2.95%, 05/15/16	825,000	874,148
5.50%, 02/01/18	590,000	703,657
5.60%, 05/15/18Δ	30,000	36,231
3.88%, 08/15/21	200,000	223,314
2.63%, 12/01/22	805,000	808,077
6.55%, 02/15/39	130,000	171,441
4.35%, 06/15/45 144A	222,000	223,968
Baker Hughes, Inc.
7.50%, 11/15/18	710,000	941,742
Ball Corporation
5.00%, 03/15/22	525,000	564,375
Bank of America Corporation
1.73%, 01/30/14†	900,000	907,758
0.60%, 10/14/16†Δ	1,700,000	1,639,992
3.88%, 03/22/17	130,000	141,126
6.00%, 09/01/17	325,000	380,974
5.75%, 12/01/17	2,340,000	2,730,462
5.65%, 05/01/18	950,000	1,106,564
5.88%, 01/05/21	150,000	179,887
5.00%, 05/13/21	20,000	22,873
5.70%, 01/24/22	575,000	692,725
Barrick North America Finance LLC
4.40%, 05/30/21	610,000	670,134
Bear Stearns Cos. LLC
5.70%, 11/15/14	1,000,000	1,087,159
6.40%, 10/02/17Δ	1,200,000	1,442,707
7.25%, 02/01/18	675,000	846,732
BellSouth Capital Funding Corporation
7.88%, 02/15/30	12,000	15,855
BellSouth Corporation
6.88%, 10/15/31	1,000	1,248
Berkshire Hathaway, Inc.
3.20%, 02/11/15Δ	280,000	294,930
Blackstone Holdings Finance Co. LLC
4.75%, 02/15/23 144A	150,000	159,780
6.25%, 08/15/42 144A	150,000	169,964
Boeing Capital Corporation
4.70%, 10/27/19	230,000	271,777

	Par	Value
Boeing Co.
4.88%, 02/15/20Δ	$300,000	$362,001
6.63%, 02/15/38	210,000	309,494
Calpine Corporation
7.88%, 01/15/23 144A	700,000	794,500
Capital One Capital III
7.69%, 08/01/66	600,000	600,000
Capital One Capital VI
8.88%, 05/15/40	200,000	200,000
Capital One Financial Corporation
1.00%, 11/06/15	325,000	324,128
Caterpillar Financial Services Corporation
6.20%, 09/30/13	450,000	469,512
CCO Holdings LLC
5.25%, 09/30/22Δ	600,000	610,500
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	490,000	674,918
CenterPoint Energy Resources Corporation
5.95%, 01/15/14	525,000	551,239
CF Industries, Inc.
7.13%, 05/01/20	175,000	220,571
Chubb Corporation
6.38%, 03/29/67†	375,000	410,625
Cigna Corporation
2.75%, 11/15/16	225,000	236,905
CitiFinancial, Inc.
6.63%, 06/01/15	300,000	333,426
Citigroup, Inc.
6.00%, 12/13/13	980,000	1,027,144
5.13%, 05/05/14	69,000	72,712
5.00%, 09/15/14Δ	1,720,000	1,810,333
6.01%, 01/15/15	150,000	163,987
5.50%, 02/15/17Δ	1,160,000	1,287,093
6.13%, 11/21/17Δ	1,205,000	1,435,685
6.13%, 05/15/18Δ	2,400,000	2,879,554
4.50%, 01/14/22Δ	175,000	195,615
6.88%, 03/05/38	330,000	435,909
5.90%, 12/29/49†	130,000	131,832
5.95%, 12/29/49†	200,000	202,750
Clean Harbors, Inc.
5.25%, 08/01/20Δ	195,000	204,262
Cliffs Natural Resources, Inc.
3.95%, 01/15/18Δ	320,000	322,440
4.80%, 10/01/20Δ	110,000	109,493
4.88%, 04/01/21Δ	60,000	59,690
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	83,000	84,313
Comcast Corporation
5.70%, 05/15/18	1,250,000	1,504,609
6.95%, 08/15/37	40,000	54,427
Concho Resources, Inc.
5.50%, 10/01/22	260,000	275,600
ConocoPhillips Holding Co.
6.95%, 04/15/29	420,000	587,139
Continental Airlines 1998-1 Class A Pass Through Trust
6.65%, 03/15/19	239,983	257,070
Continental Resources, Inc.
5.00%, 09/15/22	1,075,000	1,163,688

100	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
COX Communications, Inc.
5.45%, 12/15/14Δ	$69,000	$75,286
3.25%, 12/15/22 144A	300,000	310,035
Crown Castle International Corporation
5.25%, 01/15/23 144A	550,000	590,563
CSC Holdings LLC
8.63%, 02/15/19	305,000	366,000
CVS Caremark Corporation
2.75%, 12/01/22Δ	925,000	930,403
5.75%, 05/15/41	225,000	281,221
CVS Pass-Through Trust
6.94%, 01/10/30	789,592	996,586
D.R. Horton, Inc.
4.38%, 09/15/22Δ	550,000	563,750
Daimler Finance NA LLC
6.50%, 11/15/13	100,000	104,996
0.92%, 03/28/14 144A†	3,400,000	3,408,218
1.30%, 07/31/15 144A	640,000	644,122
DDR Corporation
4.63%, 07/15/22Δ	400,000	437,371
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 02/10/24	354,847	396,081
Devon Energy Corporation
3.25%, 05/15/22Δ	90,000	94,118
5.60%, 07/15/41	340,000	405,409
Discover Financial Services
3.85%, 11/21/22 144A	425,000	439,447
DISH DBS Corporation
6.63%, 10/01/14	30,000	32,325
7.75%, 05/31/15Δ	200,000	224,750
5.88%, 07/15/22	360,000	388,800
DPL, Inc.
7.25%, 10/15/21Δ	350,000	376,250
Eastman Chemical Co.
2.40%, 06/01/17	575,000	594,736
Eaton Corporation
1.50%, 11/02/17 144A	180,000	180,577
2.75%, 11/02/22 144AΔ	520,000	519,506
4.15%, 11/02/42 144A	200,000	203,128
Ecolab, Inc.
3.00%, 12/08/16	275,000	292,518
4.35%, 12/08/21	330,000	369,029
El Paso LLC
7.00%, 06/15/17	710,000	814,610
7.80%, 08/01/31Δ	750,000	878,214
El Paso Natural Gas Co.
7.50%, 11/15/26Δ	300,000	399,252
Enterprise Products Operating LLC
5.25%, 01/31/20	10,000	11,901
6.13%, 10/15/39	30,000	36,373
5.95%, 02/01/41	60,000	72,706
5.70%, 02/15/42Δ	510,000	599,576
8.38%, 08/01/66†	325,000	371,197
7.03%, 01/15/68†	475,000	544,460
EOG Resources, Inc.
1.06%, 02/03/14†	3,500,000	3,525,392
Equinix, Inc.
7.00%, 07/15/21	975,000	1,085,906
ERP Operating LP
4.63%, 12/15/21	250,000	282,114

	Par	Value
Exelon Corporation
5.63%, 06/15/35	$655,000	$733,678
Express Scripts Holding Co.
3.50%, 11/15/16 144A	1,020,000	1,091,539
2.65%, 02/15/17 144A	250,000	260,101
Fifth Third Bancorp
3.63%, 01/25/16	175,000	187,111
Fifth Third Bank Ohio
0.42%, 05/17/13†	400,000	399,939
First Niagara Financial Group, Inc.
6.75%, 03/19/20	250,000	296,274
FirstEnergy Corporation
7.38%, 11/15/31Δ	890,000	1,152,742
Ford Motor Credit Co., LLC
5.63%, 09/15/15	3,100,000	3,402,355
8.00%, 12/15/16Δ	1,475,000	1,784,703
5.00%, 05/15/18	225,000	248,836
5.88%, 08/02/21Δ	300,000	349,963
Freeport-McMoRan Copper & Gold, Inc.
3.55%, 03/01/22Δ	590,000	586,283
Fresenius Medical Care US Finance, Inc.
6.88%, 07/15/17	250,000	282,500
Frontier Communications Corporation
8.50%, 04/15/20Δ	475,000	548,625
GE Capital Trust I
6.38%, 11/15/67†Δ	321,000	339,056
General Electric Capital Corporation
1.63%, 07/02/15Δ	1,170,000	1,190,143
6.00%, 08/07/19Δ	1,850,000	2,253,788
4.38%, 09/16/20Δ	330,000	368,904
5.88%, 01/14/38	150,000	181,579
General Electric Co.
0.85%, 10/09/15Δ	210,000	210,884
2.70%, 10/09/22	525,000	536,282
George Washington University
1.83%, 09/15/17	2,600,000	2,650,895
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	380,000	463,406
Goldman Sachs Capital II
4.00%, 06/01/43†	60,000	46,940
Goldman Sachs Group, Inc.
4.75%, 07/15/13	20,000	20,422
5.25%, 10/15/13	160,000	165,634
6.00%, 05/01/14	90,000	95,813
5.75%, 10/01/16Δ	1,900,000	2,163,786
5.95%, 01/18/18Δ	1,000,000	1,164,982
6.00%, 06/15/20	460,000	547,419
5.25%, 07/27/21	110,000	125,617
6.25%, 02/01/41	550,000	677,271
HCA, Inc.
6.50%, 02/15/16Δ	686,000	749,455
7.88%, 02/15/20	125,000	139,688
7.69%, 06/15/25	250,000	256,875
HCP, Inc. REIT
6.00%, 01/30/17	300,000	344,941
2.63%, 02/01/20Δ	300,000	299,309
Hess Corporation
8.13%, 02/15/19	330,000	434,864

See Notes to Financial Statements.	101

	Par	Value
7.88%, 10/01/29	$260,000	$362,450
Hewlett-Packard Co.
0.59%, 05/24/13†	3,000,000	2,991,606
3.00%, 09/15/16	300,000	302,182
2.60%, 09/15/17Δ	300,000	292,567
4.30%, 06/01/21	124,000	123,037
HSBC USA, Inc.
2.38%, 02/13/15	1,700,000	1,749,567
Humana, Inc.
7.20%, 06/15/18	480,000	592,587
3.15%, 12/01/22	120,000	119,584
Hyundai Capital America
2.13%, 10/02/17 144A	130,000	131,078
ILFC E-Capital Trust II
6.25%, 12/21/65 144A†	280,000	240,800
International Lease Finance Corporation
6.50%, 09/01/14 144A	240,000	257,400
6.75%, 09/01/16 144A	840,000	947,100
8.63%, 01/15/22Δ	250,000	310,000
John Deere Capital Corporation
2.25%, 04/17/19Δ	240,000	247,374
JPMorgan Chase & Co.
5.75%, 01/02/13	320,000	320,000
5.15%, 10/01/15	1,890,000	2,078,730
1.10%, 10/15/15Δ	750,000	750,490
6.30%, 04/23/19	800,000	988,333
4.40%, 07/22/20Δ	230,000	260,056
4.35%, 08/15/21	70,000	78,419
3.25%, 09/23/22	275,000	283,779
Kerr-McGee Corporation
6.95%, 07/01/24	420,000	533,231
7.88%, 09/15/31	490,000	652,664
Kinder Morgan Energy Partners LP
5.00%, 12/15/13	200,000	207,610
6.00%, 02/01/17Δ	250,000	292,271
Kraft Foods Group, Inc.
5.38%, 02/10/20 144A	403,000	484,618
3.50%, 06/06/22 144AΔ	380,000	406,417
Kroger Co.
6.15%, 01/15/20	360,000	439,304
Lehman Escrow Bonds
0.00%, 07/19/47+Ω†	150,000	—
0.00%, 12/28/47+Ω†	140,000	—
0.00%, 11/30/49+Ω†	2,330,000	—
0.00%, 12/31/99Ω†	3,200,000	—
0.00%, 12/31/99Ω†	2,500,000	596,375
Lender Processing Services, Inc.
5.75%, 04/15/23	250,000	260,625
Liberty Property LP REIT
4.75%, 10/01/20Δ	575,000	629,114
M&T Bank Corporation
6.88%, 12/29/49 144A	430,000	449,480
MarkWest Energy Partners LP
6.25%, 06/15/22	290,000	317,550
Medtronic, Inc.
4.45%, 03/15/20	300,000	349,029
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	2,300,000	2,310,037
6.05%, 05/16/16	275,000	302,968
5.70%, 05/02/17Δ	1,100,000	1,208,416

	Par	Value
MetLife Capital Trust IV
7.88%, 12/15/67 144A	$300,000	$370,500
MetLife Capital Trust X
9.25%, 04/08/68 144A	300,000	415,500
MetLife, Inc.
4.75%, 02/08/21Δ	270,000	314,039
6.40%, 12/15/66	50,000	53,711
MidAmerican Energy Holdings Co.
6.50%, 09/15/37	70,000	93,299
Mondelez International, Inc.
5.38%, 02/10/20	642,000	776,234
6.50%, 02/09/40	300,000	404,482
Morgan Stanley
0.77%, 10/18/16†	340,000	323,517
4.75%, 03/22/17Δ	60,000	65,521
6.25%, 08/28/17Δ	525,000	601,505
6.63%, 04/01/18Δ	1,400,000	1,651,870
5.50%, 07/24/20	150,000	169,016
5.50%, 07/28/21	325,000	369,637
4.88%, 11/01/22Δ	200,000	207,483
Mylan. Inc.
7.88%, 07/15/20 144A	175,000	206,929
NBCUniversal Media LLC
2.88%, 01/15/23	750,000	754,825
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	330,861
NetApp, Inc.
2.00%, 12/15/17Δ	375,000	374,102
News America, Inc.
6.15%, 02/15/41Δ	450,000	572,094
Nielsen Finance LLC
4.50%, 10/01/20 144AΔ	600,000	600,000
Noble Energy, Inc.
4.15%, 12/15/21Δ	620,000	685,705
Northwestern Mutual Life Insurance
6.06%, 03/30/40 144A	500,000	640,725
Occidental Petroleum Corporation
3.13%, 02/15/22Δ	310,000	330,383
2.70%, 02/15/23Δ	360,000	368,128
Oracle Corporation
1.20%, 10/15/17Δ	490,000	492,025
Overseas Private Investment Corporation
0.00%, 11/18/13Ω†	3,500,000	3,551,132
Pacific Gas & Electric Co.
8.25%, 10/15/18Δ	130,000	177,214
6.05%, 03/01/34	40,000	51,705
5.80%, 03/01/37	250,000	310,378
Patrons’ Legacy
5.65%, 07/10/58 144A	1,192,942	1,156,033
Peabody Energy Corporation
7.88%, 11/01/26	1,100,000	1,193,500
Pemex Project Funding Master Trust
6.63%, 06/15/35	159,000	202,725
PepsiCo, Inc.
0.70%, 08/13/15	520,000	521,000
7.90%, 11/01/18	140,000	189,155
Pfizer, Inc.
7.20%, 03/15/39	600,000	923,227
Pricoa Global Funding I
0.51%, 09/27/13 144A†	1,700,000	1,701,231

102	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Principal Financial Group, Inc.
3.13%, 05/15/23	$350,000	$348,273
Private Export Funding Corporation
5.45%, 09/15/17	1,600,000	1,936,507
Progress Energy, Inc.
7.75%, 03/01/31	350,000	479,454
ProLogis LP REIT
1.88%, 11/15/37	350,000	351,750
Prudential Financial, Inc.
5.63%, 06/15/43†Δ	725,000	754,942
PVH Corporation
4.50%, 12/15/22	535,000	543,025
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	484,000	509,660
QEP Resources, Inc.
5.25%, 05/01/23	180,000	193,500
Raytheon Co.
3.13%, 10/15/20	200,000	213,149
Regions Bank
7.50%, 05/15/18	575,000	695,031
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	780,544
Reynolds Group Issuer, Inc.
7.13%, 04/15/19	500,000	540,000
Roche Holdings, Inc.
6.00%, 03/01/19 144A	330,000	411,327
Rock-Tenn Co.
3.50%, 03/01/20 144A	150,000	154,202
4.00%, 03/01/23 144A	70,000	71,257
Rockwood Specialties Group, Inc.
4.63%, 10/15/20	550,000	571,312
Rowan Cos., Inc.
4.88%, 06/01/22Δ	475,000	516,843
Safeway, Inc.
3.95%, 08/15/20Δ	20,000	20,037
4.75%, 12/01/21Δ	260,000	268,362
Santander Holdings USA, Inc.
3.00%, 09/24/15	300,000	305,701
Service Corporation International
7.63%, 10/01/18	90,000	107,550
7.50%, 04/01/27	200,000	216,000
Simon Property Group LP REIT
10.35%, 04/01/19	750,000	1,073,821
SLM Corporation
3.88%, 09/10/15	260,000	267,440
Southern Copper Corporation
5.25%, 11/08/42Δ	660,000	663,846
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	572,373
Southern Union Co.
3.33%, 11/01/66†	700,000	602,875
Sprint Capital Corporation
6.88%, 11/15/28	40,000	41,800
8.75%, 03/15/32Δ	120,000	147,300
Sprint Nextel Corporation
9.00%, 11/15/18 144AΔ	80,000	99,000
7.00%, 08/15/20Δ	640,000	702,400
State Street Corporation
4.96%, 03/15/18Δ	530,000	601,023

	Par	Value
Steel Dynamics, Inc.
6.75%, 04/01/15	$225,000	$228,938
SunTrust Banks, Inc.
3.60%, 04/15/16Δ	300,000	320,693
SunTrust Preferred Capital I
4.00%, 06/29/49†Δ	357,000	300,897
Superior Energy Services, Inc.
7.13%, 12/15/21	80,000	89,400
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	540,000	735,002
Tenet Healthcare Corporation
9.25%, 02/01/15Δ	1,262,000	1,422,905
Tennessee Gas Pipeline Co.
7.50%, 04/01/17	250,000	309,035
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21Δ	160,000	170,481
Time Warner Cable, Inc.
8.75%, 02/14/19	560,000	756,474
4.13%, 02/15/21Δ	70,000	76,792
5.88%, 11/15/40	330,000	385,929
Time Warner, Inc.
4.70%, 01/15/21	10,000	11,404
6.10%, 07/15/40	140,000	170,119
6.25%, 03/29/41	40,000	49,570
Time Warner Entertainment Co. LP
8.38%, 07/15/33	390,000	570,846
Toyota Motor Credit Corporation
1.25%, 10/05/17Δ	520,000	524,302
Transatlantic Holdings, Inc.
8.00%, 11/30/39	275,000	367,402
UAL 1993 Pass Through Trust A
9.21%, 01/21/17+	81,116	—
UAL 1995 Pass Through Trust A
9.56%, 10/19/18@	130,630	38,536
Union Bank NA
1.26%, 06/06/14†	2,600,000	2,622,779
2.13%, 06/16/17	700,000	720,577
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18Δ	135,547	156,895
United Parcel Service, Inc.
4.50%, 01/15/13	770,000	771,111
United Technologies Corporation
3.10%, 06/01/22Δ	50,000	53,058
4.50%, 06/01/42	290,000	323,605
UnitedHealth Group, Inc.
4.88%, 02/15/13	370,000	371,863
4.88%, 04/01/13	410,000	414,336
Univision Communic- ations, Inc.
6.75%, 09/15/22 144A	370,000	383,875
Verizon Communications, Inc.
6.10%, 04/15/18	290,000	356,994
3.50%, 11/01/21	525,000	575,457
2.45%, 11/01/22	540,000	541,355
Verizon Global Funding Corporation
4.38%, 06/01/13	140,000	142,293

See Notes to Financial Statements.	103

	Par	Value
Vesey Street Investment Trust I
4.40%, 09/01/16 STEP	$160,000	$172,798
Wachovia Bank NA
6.60%, 01/15/38	275,000	378,802
Wachovia Capital Trust III
5.57%, 03/29/49†Δ	580,000	579,275
Wachovia Corporation
5.25%, 08/01/14Δ	1,850,000	1,973,484
5.63%, 10/15/16Δ	250,000	286,880
Walgreen Co.
1.80%, 09/15/17	300,000	302,011
Waste Management, Inc.
7.38%, 05/15/29	140,000	185,307
WEA Finance LLC
7.13%, 04/15/18 144AΔ	400,000	493,440
WellPoint, Inc.
1.25%, 09/10/15	110,000	110,943
5.88%, 06/15/17	720,000	855,410
Wells Fargo & Co.
4.38%, 01/31/13	600,000	601,795
3.68%, 06/15/16 STEP	290,000	313,776
4.60%, 04/01/21Δ	70,000	80,657
Wells Fargo Capital X
5.95%, 12/01/86Δ	200,000	206,000
Western Gas Partners LP
4.00%, 07/01/22	275,000	290,007
Williams Cos., Inc.
3.70%, 01/15/23	325,000	328,496
7.50%, 01/15/31	10,000	12,536
7.75%, 06/15/31	25,000	31,983
8.75%, 03/15/32Δ	451,000	626,827
WPX Energy, Inc.
6.00%, 01/15/22	130,000	140,725
Xylem, Inc.
3.55%, 09/20/16	350,000	371,693

Total Corporate Bonds
(Cost $167,388,282)		182,650,475

FOREIGN BONDS — 15.9%
Australia — 0.5%
Australia Government Bond
5.50%, 12/15/13(A)	400,000	426,578
BHP Billiton Finance (USA), Ltd.
3.25%, 11/21/21Δ	940,000	1,013,640
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	440,000	462,773
1.25%, 09/18/15	570,000	576,611
5.00%, 10/15/19 144A	50,000	58,190
QBE Insurance Group, Ltd.
5.65%, 07/01/23 144A†@	525,000	522,016
Rio Tinto Finance USA, Ltd.
2.50%, 05/20/16	30,000	31,343
3.50%, 11/02/20Δ	770,000	817,615
4.13%, 05/20/21Δ	110,000	121,762
3.75%, 09/20/21	90,000	96,417

		4,126,945

Bermuda — 0.1%
Arch Capital Group, Ltd.
7.35%, 05/01/34Δ	175,000	221,829

	Par	Value
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15	$150,000	$164,940
Weatherford International, Ltd.
9.63%, 03/01/19@	265,000	346,151

		732,920

Canada — 0.6%
Barrick Gold Corporation
3.85%, 04/01/22Δ	130,000	137,877
Nexen, Inc.
6.40%, 05/15/37	200,000	259,451
7.50%, 07/30/39	250,000	363,090
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20Δ	110,000	126,645
Province of Ontario Canada
3.15%, 06/02/22(C)	1,500,000	1,558,449
PTTEP Canada International Finance, Ltd.
5.69%, 04/05/21 144A	320,000	368,948
Rogers Communications, Inc.
6.38%, 03/01/14Δ	90,000	95,910
6.75%, 03/15/15	10,000	11,277
TransCanada PipeLines, Ltd.
6.35%, 05/15/67†	400,000	429,162
Videotron, Ltd.
5.00%, 07/15/22	525,000	553,219
Xstrata Finance Canada, Ltd.
1.80%, 10/23/15 144A	360,000	362,202
2.45%, 10/25/17 144A	1,100,000	1,111,920

		5,378,150

Cayman Islands — 0.7%
Petrobras International Finance Co.
3.88%, 01/27/16	250,000	265,001
6.13%, 10/06/16Δ	271,000	307,623
5.75%, 01/20/20Δ	235,000	268,689
5.38%, 01/27/21Δ	990,000	1,119,512
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 12/29/49 144A†	325,000	354,874
Transocean, Inc.
6.00%, 03/15/18	200,000	232,221
6.50%, 11/15/20	1,050,000	1,273,697
6.38%, 12/15/21Δ	225,000	273,926
Vale Overseas, Ltd.
4.38%, 01/11/22Δ	932,000	999,577
8.25%, 01/17/34Δ	80,000	110,208
6.88%, 11/21/36	511,000	635,980

		5,841,308

Chile — 0.1%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	240,000	252,938
Chile Government International Bond
3.63%, 10/30/42	460,000	456,550
Corporacion Nacional del Cobre de Chile
4.75%, 10/15/14 144AΔ	210,000	223,248

		932,736

104	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Colombia — 0.1%
Colombia Government International Bond
4.38%, 07/12/21Δ	$341,000	$393,514

Denmark — 0.3%
BRFkredit A/S
2.05%, 04/15/13 144A	1,200,000	1,205,818
FIH Erhvervsbank A/S
2.00%, 06/12/13 144A	1,000,000	1,007,361

		2,213,179

France — 0.8%
Banque PSA Finance SA
2.21%, 04/04/14 144A†	1,500,000	1,481,744
BNP Paribas SA
2.38%, 09/14/17	350,000	355,415
Cie de Financement Foncier SA
2.13%, 04/22/13 144A	3,500,000	3,516,012
Compagnie Generale de Geophysique - Veritas
9.50%, 05/15/16	250,000	269,375
7.75%, 05/15/17Δ	155,000	161,975
Credit Agricole SA
8.38%, 10/29/49 144A†Δ	980,000	1,043,700

		6,828,221

Germany — 2.5%
Bundesschatzanweisungen
1.75%, 06/14/13(E)	5,500,000	7,316,677
0.75%, 09/13/13(E)	9,000,000	11,940,146
State of North Rhine-Westphalia
1.63%, 09/17/14Δ	2,500,000	2,542,910

		21,799,733

Iceland — 0.0%
Glitnir Banki HF
6.69%, 06/15/16+ 144A#Δ	1,000,000	10
7.45%, 03/29/49+ 144A#	100,000	1
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	350,000	3

		14

India — 0.4%
ICICI Bank, Ltd.
2.06%, 02/24/14 144A†	3,400,000	3,344,927

Indonesia — 0.1%
Indonesia Government International Bond
8.50%, 10/12/35	230,000	369,725

Ireland — 0.1%
Rosneft Oil Co. via Rosneft International Finance, Ltd.
4.20%, 03/06/22 144AΔ	320,000	326,400
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
8.38%, 04/30/13 144A	120,000	122,976
6.49%, 02/02/16 144A	230,000	248,975
7.75%, 02/02/21 144AΔ	200,000	231,500

		929,851

	Par	Value
Israel — 0.1%
Israel Government AID Bond
5.50%, 09/18/23Δ	$300,000	$396,302
5.50%, 12/04/23Δ	100,000	132,550
5.50%, 04/26/24	300,000	397,925

		926,777

Italy — 0.4%
Intesa Sanpaolo SpA
2.71%, 02/24/14 144A†	3,400,000	3,397,147
3.63%, 08/12/15 144A	290,000	290,350

		3,687,497

Japan — 0.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.85%, 01/22/15 144A	330,000	348,880
Mizuho Corporate Bank, Ltd.
2.95%, 10/17/22 144A	600,000	593,885
Nippon Life Insurance Co.
5.00%, 10/18/42 144A†	675,000	714,348
Resona Bank, Ltd.
5.85%, 09/29/49 144A†@Δ	250,000	269,272
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144A	540,000	569,104

		2,495,489

Jersey — 0.2%
HSBC Capital Funding LP
4.61%, 12/29/49 144A†Δ	800,000	800,482
QBE Capital Funding III, Ltd.
7.25%, 05/24/41 144A†	200,000	206,000
UBM PLC
5.75%, 11/03/20 144A	260,000	274,716

		1,281,198

Luxembourg — 0.6%
Gazprom OAO Via Gaz Capital SA
9.25%, 04/23/19Δ	290,000	385,337
6.51%, 03/07/22 144A	3,100,000	3,712,250
Intelsat Jackson Holdings SA
7.50%, 04/01/21Δ	500,000	553,750
TNK-BP Finance SA
7.50%, 07/18/16	190,000	220,875

		4,872,212

Malaysia — 0.1%
Malaysia Government Bond
3.84%, 08/12/15(R)	2,280,000	760,542
4.26%, 09/15/16(R)	650,000	220,990

		981,532

Mexico — 1.3%
America Movil SAB de CV
5.63%, 11/15/17Δ	270,000	325,957
5.00%, 03/30/20	240,000	280,433
Mexican Bonos
8.00%, 06/11/20(M)	32,757,000	2,986,489
6.50%, 06/09/22(M)	23,490,700	1,975,281
Mexico Cetes
4.24%, 03/21/13Ω†	69,800,000	534,919
4.34%, 06/27/13Ω†	520,284,200	3,936,052

See Notes to Financial Statements.	105

	Par	Value
Mexico Government International Bond
6.05%, 01/11/40	$134,000	$180,364
4.75%, 03/08/44Δ	758,000	858,435
Petroleos Mexicanos
5.50%, 01/21/21	370,000	434,195

		11,512,125

Netherlands — 0.9%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	161,000	168,850
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/21Δ	2,000,000	2,251,796
11.00%, 12/29/49 144A†	687,000	934,838
Deutsche Telekom International Finance BV
5.75%, 03/23/16	510,000	581,536
ING Bank NV
3.90%, 03/19/14 144A	500,000	519,956
2.00%, 09/25/15 144A	725,000	730,849
Lukoil International Finance BV
6.66%, 06/07/22	500,000	611,250
Shell International Finance BV
4.38%, 03/25/20Δ	700,000	813,244
Volkswagen International Finance NV
1.06%, 03/21/14 144A†	100,000	100,563
0.92%, 04/01/14 144A†	1,500,000	1,505,302

		8,218,184

New Zealand — 0.0%
ANZ National International, Ltd.
1.85%, 10/15/15 144AΔ	220,000	224,314

Norway — 1.2%
DNB Boligkreditt AS
2.10%, 10/14/15 144A	1,300,000	1,348,822
2.90%, 03/29/16 144A	3,000,000	3,195,924
Kommunalbanken AS
1.00%, 09/26/17 144A	500,000	499,514
Sparebank 1 Boligkreditt AS
2.63%, 05/26/17 144A	2,900,000	3,064,334
2.30%, 06/30/18 144A	1,000,000	1,044,949
1.75%, 11/15/19 144A	1,200,000	1,187,269

		10,340,812

Portugal — 0.0%
Obrigacoes do Tesouro
2.17%, 05/16/47(E)	119,376	157,680

Russia — 0.0%
Russian Foreign Bond
4.50%, 04/04/22 144A	200,000	229,500

Singapore — 0.0%
Temasek Financial I, Ltd.
2.38%, 01/23/23 144A	330,000	326,669

Slovenia — 0.0%
Slovenia Government International Bond
5.50%, 10/26/22 144A	310,000	326,275

	Par	Value
South Korea — 0.5%
Export-Import Bank of Korea
5.25%, 02/10/14 144A	$235,000	$246,243
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	3,400,000	3,659,444

		3,905,687

Spain — 0.2%
BBVA US Senior SA Unipersonal
3.25%, 05/16/14	560,000	560,687
4.66%, 10/09/15	460,000	471,951
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144A	500,000	502,515
3.78%, 10/07/15 144A	100,000	100,634
Telefonica Emisiones SA Unipersonal
5.88%, 07/15/19	70,000	76,650
Telefonica Emisiones SAU
6.42%, 06/20/16	90,000	99,810
6.22%, 07/03/17	20,000	22,300
5.13%, 04/27/20	140,000	147,525
5.46%, 02/16/21	100,000	106,875

		2,088,947

Sweden — 1.1%
Nordea Bank AB
1.24%, 01/14/14 144A†	3,400,000	3,425,490
3.70%, 11/13/14 144A	200,000	210,045
4.88%, 05/13/21 144A	640,000	687,757
Stadshypotek AB
1.45%, 09/30/13 144AΔ	4,000,000	4,030,344
1.88%, 10/02/19 144A	900,000	901,060
Swedbank Hypotek AB
0.76%, 03/28/14 144A†	200,000	198,931

		9,453,627

Switzerland — 0.1%
UBS AG
2.25%, 01/28/14	710,000	720,443
7.63%, 08/17/22	250,000	276,613

		997,056

United Kingdom — 2.1%
Abbey National Treasury Services PLC
3.88%, 11/10/14 144A	2,900,000	3,010,412
2.12%, 02/16/16(U)†	200,000	333,183
Bank of Scotland PLC
5.25%, 02/21/17 144A	600,000	690,442
Barclays Bank PLC
1.38%, 01/13/14†	2,800,000	2,814,865
6.05%, 12/04/17 144A	755,000	838,911
BP Capital Markets PLC
5.25%, 11/07/13	940,000	978,376
3.88%, 03/10/15Δ	310,000	330,433
3.20%, 03/11/16	275,000	293,572
4.50%, 10/01/20Δ	725,000	836,923
3.56%, 11/01/21	50,000	54,190
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	400,000	416,313
HSBC Holdings PLC
6.80%, 06/01/38	250,000	320,802

106	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Lloyds TSB Bank PLC
12.00%, 12/29/49 144A†Δ	$3,200,000	$3,833,261
Northern Rock Asset Management PLC
5.63%, 06/22/17 144A	1,400,000	1,640,513
Royal Bank of Scotland Group PLC
5.00%, 10/01/14	40,000	41,117
2.55%, 09/18/15Δ	560,000	573,484
6.40%, 10/21/19	160,000	189,329
7.64%, 03/29/49†Δ	200,000	182,000
Standard Chartered PLC
5.50%, 11/18/14 144A	250,000	269,675
Virgin Media Finance PLC
5.25%, 02/15/22Δ	525,000	559,125
WPP Finance UK
8.00%, 09/15/14	336,000	371,712

		18,578,638

Virgin Islands (British) — 0.5%
Gerdau Trade, Inc.
5.75%, 01/30/21 144AΔ	4,000,000	4,420,000
Sinopec Group Overseas Development 2012, Ltd.
2.75%, 05/17/17 144AΔ	230,000	239,071

		4,659,071

Total Foreign Bonds (Cost $133,158,597)		138,154,513

MORTGAGE-BACKED SECURITIES — 35.4%
ABN Amro Mortgage Corporation
5.50%, 06/25/33 IO	6,903	207
Aire Valley Mortgages PLC
0.53%, 09/20/66 144A†	158,377	147,249
American Home Mortgage Assets LLC
1.09%, 11/25/46†	1,185,876	644,583
Banc of America Commercial Mortgage Trust
5.89%, 07/10/44†	900,000	1,028,241
5.73%, 05/10/45†	420,000	481,182
5.76%, 05/10/45†	30,000	33,626
5.42%, 09/10/45†	117,000	127,768
5.64%, 04/10/49†	75,000	85,343
Banc of America Mortgage Trust
3.00%, 07/25/34†	207,197	204,653
Banc of America Re-REMIC Trust
5.63%, 02/17/51 144A†	100,000	115,517
Bear Stearns Adjustable Rate Mortgage Trust
3.83%, 02/25/33†	39,212	39,552
5.30%, 05/25/34†	188,467	187,811
2.57%, 03/25/35†	924,220	931,071
Bear Stearns Alt-A Trust
0.85%, 04/25/34†	79,846	73,717
2.96%, 05/25/35†	492,810	475,229
3.00%, 09/25/35†	1	—
Bear Stearns Commercial Mortgage Securities
5.72%, 06/11/40†	75,000	84,427
Bear Stearns Structured Products, Inc.
2.80%, 01/26/36†	1,230,758	776,787

	Par	Value
Berica ABS Srl
0.49%, 12/30/55(E)†	$2,600,000	$3,181,177
Chase Mortgage Finance Corporation
3.00%, 02/25/37†	181,181	182,975
Citigroup Commercial Mortgage Trust
5.70%, 12/10/49†	60,000	68,040
COMM Mortgage Trust
4.06%, 12/10/44	200,000	218,837
4.93%, 12/10/44†	125,000	140,462
5.65%, 12/10/44†	100,000	113,237
5.31%, 12/10/46	500,000	574,522
5.35%, 12/10/46	50,000	55,446
Commercial Mortgage Pass-Through Certificates
5.38%, 02/15/40	1,550,000	1,720,271
2.82%, 11/15/45	1,000,000	1,027,187
Countrywide Alternative Loan Trust
5.50%, 10/25/33	105,644	111,564
0.53%, 11/20/35†	874,737	585,151
0.54%, 11/20/35†	1,667,869	1,136,839
0.48%, 01/25/36†	505,584	403,017
0.40%, 09/25/46†	1,147,499	788,438
Countrywide Home Loan Mortgage Pass-Through Trust
2.90%, 02/19/34†	964,535	969,212
0.63%, 11/25/34 144A†	19,640	16,563
0.57%, 03/25/35 144A†	78,853	64,922
0.45%, 03/25/36†	357,138	271,063
Credit Suisse First Boston Mortgage Securities Corporation
0.00%, 07/25/33 IOΩ†@	122,465	—
5.25%, 07/25/33 IO@	33,207	2,595
0.00%, 08/25/33 IOΩ†@	154,185	2
DBUBS Mortgage Trust
7.41%, 08/10/44 IO 144AΩ†	1,276,996	59,405
Federal Home Loan Mortgage Corporation
7.00%, 11/01/14	3,434	3,570
7.00%, 04/01/15	5,708	5,934
7.00%, 12/01/15	5,877	5,963
8.50%, 06/01/18	2,959	3,292
4.50%, 09/01/18	10,491	11,437
8.00%, 08/01/24	2,036	2,444
4.00%, 10/01/25	987,100	1,043,878
7.50%, 11/01/29	7,906	9,630
7.50%, 12/01/29	12,856	15,642
7.50%, 02/01/31	23,957	28,050
2.36%, 07/01/31†	26,269	26,695
2.36%, 08/01/31†	3,371	3,399
7.50%, 11/01/31	9,640	9,793
3.10%, 04/01/32†	2,937	3,141
5.00%, 10/01/33	17,138	18,613
2.48%, 03/01/34†	4,131	4,350
5.00%, 12/01/34	39,933	43,170
5.50%, 05/01/35	703,740	764,488
5.00%, 07/01/35	20,217	21,855
5.00%, 08/01/35	281,112	303,548
5.00%, 09/01/35	17,171	18,542
5.00%, 11/01/35	678,828	733,006
5.50%, 11/01/35	140,621	152,657

See Notes to Financial Statements.	107

	Par	Value
5.00%, 12/01/35	$89,442	$98,474
5.50%, 01/01/36	89,855	99,233
6.00%, 02/01/36	800,510	877,325
3.13%, 01/01/37†	673,905	714,318
5.00%, 02/01/37	1,388,367	1,499,505
6.00%, 04/01/37	6,760	7,502
5.50%, 07/01/37	187,777	204,920
6.00%, 07/01/37	1,692	1,878
2.18%, 09/01/37†	121,812	130,240
6.00%, 09/01/37	66,021	73,087
5.00%, 02/01/38	90,434	97,652
5.00%, 03/01/38	16,615	17,894
5.50%, 04/01/38	62,153	67,143
6.00%, 07/01/38	27,349	30,348
5.00%, 12/01/38	4,530	4,875
6.00%, 12/01/38	75,509	87,073
6.00%, 01/01/39	38,437	42,577
5.00%, 02/01/39	9,024	9,710
4.50%, 06/01/39	500,000	536,546
6.50%, 09/01/39	188,647	214,413
5.00%, 01/01/40 TBA	2,000,000	2,151,875
4.50%, 03/01/41	13,114	14,150
5.00%, 06/01/41	20,405	22,173
3.00%, 07/01/42	2,000,199	2,093,155
3.00%, 09/01/42	1,000,000	1,046,473
3.50%, 10/01/42	99,816	108,643
4.00%, 10/01/42	99,686	110,688
3.00%, 11/01/42	6,999,948	7,325,258
3.50%, 11/01/42	199,714	217,376
3.00%, 12/01/42	2,000,001	2,092,948
Federal Home Loan Mortgage Corporation REMIC
3.24%, 04/15/22 POΩ†	10,767	9,923
(1.00)%, 09/15/31 IOΩ†	970,496	113,762
6.00%, 05/15/36	741,462	853,657
0.71%, 06/15/37†	881,895	890,532
2.67%, 07/15/37 IOΩ†	4,213,291	790,869
20.08%, 04/15/39 IOΩ†	1,270,752	275,607
(1.00)%, 09/15/39 IOΩ†	388,617	91,985
9.19%, 01/15/40 IOΩ†	1,099,597	160,242
6.89%, 02/15/40 IOΩ†	1,740,177	282,778
3.94%, 11/15/41 IOΩ†	469,403	107,506
3.38%, 06/15/42 IOΩ†	96,198	23,091
2.06%, 10/15/42 IOΩ†	398,313	112,946
Federal Housing Administration
8.70%, 10/01/18@	92,936	96,873
Federal National Mortgage Association
8.00%, 06/01/15	11,021	11,489
8.00%, 07/01/15	5,502	5,517
8.00%, 09/01/15	10,711	11,365
3.07%, 12/01/17	967,678	1,040,528
5.00%, 12/01/17	26,007	28,205
2.80%, 03/01/18	579,784	625,169
3.74%, 05/01/18	1,370,368	1,550,894
3.84%, 05/01/18	420,000	471,442
4.51%, 06/01/19	1,000,000	1,158,033
1.52%, 12/25/19	200,000	204,650
3.42%, 10/01/20	291,899	322,190
3.63%, 12/01/20	194,765	217,681
3.76%, 12/01/20	1,269,418	1,441,256
4.38%, 06/01/21	697,471	811,518
9.50%, 05/01/22	1,512	1,741

	Par	Value
2.35%, 05/25/22	$200,000	$203,051
2.34%, 07/01/22†	7,671	7,704
5.50%, 09/01/23	206,593	223,819
5.50%, 10/01/23	37,947	41,496
9.50%, 07/01/24	3,084	3,558
5.50%, 05/01/25	1,239,045	1,334,613
3.50%, 01/01/26 TBA	4,000,000	4,243,125
2.50%, 05/01/27	5,846,508	6,118,128
2.29%, 07/01/27†	21,603	22,188
2.26%, 08/01/27†	46,332	49,463
2.50%, 10/01/27	3,980,791	4,165,732
2.29%, 11/01/27†	30,969	32,043
2.50%, 12/01/27	994,950	1,041,174
2.50%, 01/01/28 TBA	5,200,000	5,437,250
5.50%, 04/01/29	187	205
2.76%, 02/01/30†	133,185	143,033
2.51%, 06/01/30†	17,907	18,121
8.00%, 10/01/30	31,136	38,469
2.68%, 12/01/30†	6,691	7,172
2.29%, 01/01/31†	7,438	7,735
4.50%, 04/01/31	222,854	242,271
2.32%, 05/01/31†	15,951	16,255
4.50%, 05/01/31	738,198	802,516
4.50%, 06/01/31	220,127	239,307
4.50%, 11/01/31	271,277	296,269
6.00%, 11/01/31	7,507	8,387
4.50%, 12/01/31	361,794	395,125
6.00%, 01/01/32	68,254	76,240
6.00%, 03/01/32	35,648	39,830
6.00%, 04/01/32	346,448	391,643
2.29%, 06/01/32†	8,927	9,111
2.34%, 08/01/32†	21,597	22,609
2.25%, 02/01/33†	2,964	2,989
2.34%, 05/01/33†	52,628	54,926
5.00%, 05/01/33	23,606	25,718
6.00%, 05/01/33	5,049	5,640
5.00%, 07/01/33	126,515	137,838
5.00%, 08/01/33	9,897	10,854
5.00%, 09/01/33	1,149,156	1,252,003
5.50%, 09/01/33	4,386	4,852
5.00%, 10/01/33	233,169	254,037
5.00%, 12/01/33	946,660	1,031,384
6.00%, 12/01/33	992	1,096
5.50%, 02/01/34	6,163	6,818
5.50%, 04/01/34	997	1,133
5.50%, 08/01/34	8,610	9,785
5.50%, 10/01/34	404	457
6.00%, 10/01/34	67,681	75,592
2.32%, 12/01/34†	258,870	272,587
5.50%, 12/01/34	48,874	53,969
6.00%, 12/01/34	718	799
6.00%, 05/01/35	1,758,989	1,950,038
5.00%, 07/01/35	727,202	793,776
5.50%, 07/01/35	396	448
6.00%, 07/01/35	397,693	441,224
5.50%, 08/01/35	888	1,010
6.00%, 08/01/35	263	290
5.50%, 09/01/35	208,592	229,297
5.00%, 10/01/35	400,263	436,086
6.00%, 10/01/35	72,732	80,595
2.11%, 11/01/35†	121,032	127,121
2.12%, 11/01/35†	143,151	150,433
2.12%, 11/01/35†	118,374	124,660
2.13%, 11/01/35†	168,697	177,242

108	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
2.14%, 11/01/35†	$99,574	$104,581
2.29%, 11/01/35†	18,768	19,424
6.00%, 11/01/35	867,112	965,364
5.50%, 12/01/35	3,994	4,539
6.00%, 12/01/35	18,453	20,606
6.00%, 02/01/36	10,897	12,169
6.00%, 03/01/36	16,817	18,780
5.50%, 04/01/36	173,776	186,532
6.00%, 04/01/36	16,871	18,840
3.89%, 05/01/36†	199,048	210,895
5.00%, 05/01/36	310,296	336,127
5.00%, 06/01/36	132,728	144,470
6.00%, 08/01/36	960,389	1,051,444
6.00%, 09/01/36	130,126	142,464
5.00%, 11/01/36	644,147	699,381
5.50%, 11/01/36	449,974	489,472
6.00%, 11/01/36	622,119	681,103
6.00%, 12/01/36	224	245
6.00%, 01/01/37	132,665	145,243
2.12%, 02/01/37†	822,574	864,466
5.50%, 02/01/37	601	663
6.00%, 02/01/37	246,200	269,542
5.50%, 03/01/37	24,697	26,989
5.50%, 04/01/37	875	968
5.50%, 05/01/37	1,301	1,437
6.00%, 05/01/37	6,491	7,106
5.50%, 06/01/37	417	457
6.00%, 06/01/37	151,536	165,902
6.00%, 07/01/37	3,789,295	4,224,022
6.00%, 09/01/37	366,954	401,745
6.50%, 10/01/37	253,054	284,361
7.00%, 10/01/37	28,318	33,704
6.00%, 11/01/37	3,351	3,668
7.00%, 11/01/37	17,050	20,293
2.29%, 12/01/37†	85,190	88,566
7.00%, 12/01/37	13,646	16,241
2.29%, 01/01/38†	45,300	47,044
6.00%, 01/01/38	3,138	3,435
5.00%, 02/01/38	3,824,549	4,152,496
5.50%, 02/01/38	561	621
6.00%, 02/01/38	8,299	9,070
7.00%, 02/01/38	16,145	19,236
5.00%, 02/12/38 TBA	1,000,000	1,083,281
4.50%, 03/01/38	29,272	31,630
5.50%, 03/01/38	1,355	1,485
6.00%, 03/01/38	3,680	4,030
4.50%, 04/01/38	1,035,694	1,119,134
6.00%, 04/01/38	186,858	204,571
5.50%, 05/01/38	381	422
5.50%, 06/01/38	1,908	2,110
6.00%, 06/01/38	9,918	10,834
5.50%, 07/01/38	218,216	240,969
5.50%, 08/01/38	327,563	362,348
7.00%, 08/01/38	22,289	26,556
5.50%, 09/01/38	1,093	1,209
6.00%, 09/01/38	9,827	10,738
6.00%, 11/01/38	2,105,356	2,310,429
7.00%, 11/01/38	137,132	163,384
5.50%, 12/01/38	793	877
6.00%, 12/01/38	949,754	1,039,800
7.00%, 02/01/39	51,803	61,658
5.00%, 04/01/39	433,865	469,984
5.00%, 07/01/39	4,089,843	4,430,315
4.50%, 08/01/39	496,383	536,374

	Par	Value
6.00%, 12/01/39	$1,943,175	$2,127,409
4.00%, 01/01/40 TBA	3,000,000	3,212,344
4.50%, 01/01/40 TBA	6,000,000	6,481,172
1.56%, 06/01/40†	72,934	75,336
4.50%, 08/01/40	168,792	182,918
4.00%, 09/01/40	601,687	645,646
4.50%, 09/01/40	571,188	634,163
1.56%, 10/01/40†	210,684	217,683
4.00%, 10/01/40	17,431	18,705
4.50%, 10/01/40	680,001	736,910
6.00%, 10/01/40	951,889	1,042,138
2.29%, 11/01/40†	32,820	34,406
4.00%, 11/01/40	86,839	93,183
4.00%, 12/01/40	607,474	651,855
4.50%, 01/01/41	1,565,057	1,696,525
4.00%, 01/13/41 TBA	7,000,000	7,503,125
4.50%, 02/01/41	855,650	928,864
4.00%, 02/10/41 TBA	2,000,000	2,142,500
4.00%, 03/01/41	35,990	38,631
4.50%, 03/01/41	391,563	424,333
4.50%, 04/01/41	938,214	1,018,491
4.50%, 05/01/41	1,681,735	1,825,632
6.00%, 05/01/41	631,183	691,026
4.50%, 06/01/41	602,877	654,462
4.00%, 08/01/41	25,859	27,756
4.50%, 08/01/41	196,505	213,319
4.00%, 09/01/41	21,349	22,915
4.50%, 09/01/41	845,399	917,735
4.00%, 10/01/41	665,000	713,792
4.50%, 10/01/41	53,143	57,690
4.00%, 11/01/41	1,286,769	1,381,181
4.50%, 11/01/41	730,492	800,849
4.00%, 12/01/41	1,128,786	1,211,606
3.50%, 01/01/42 TBA	400,000	426,453
4.00%, 01/01/42	21,720	23,571
4.00%, 01/01/42 TBA	500,000	535,938
3.50%, 01/13/42 TBA	4,000,000	4,264,531
4.50%, 04/01/42	150,972	164,456
4.00%, 06/01/42	1,171,497	1,274,027
2.50%, 10/01/42	696,423	710,928
3.50%, 10/01/42	2,882,538	3,101,205
3.50%, 12/01/42	599,405	651,362
2.50%, 01/01/43 TBA	800,000	815,250
3.00%, 01/01/43 TBA	30,400,000	31,853,500
3.00%, 02/01/43 TBA	2,000,000	2,091,250
Federal National Mortgage Association Interest STRIP
4.25%, 04/25/27 IOΩ†	890,365	93,570
12.80%, 11/25/39 IOΩ†	238,727	25,611
7.25%, 11/25/41 IOΩ†	497,029	54,919
13.57%, 04/25/42 IOΩ†	1,273,391	151,045
Federal National Mortgage Association REMIC
5.25%, 08/25/21 IOΩ†	108	2,786
4.14%, 10/25/21 IOΩ†	156	2,991
3.00%, 07/25/27 IO	2,264,743	261,732
0.81%, 05/25/30†	387,901	388,569
0.66%, 10/18/30†	26,768	26,851
8.51%, 08/25/36 IOΩ†	2,725,095	429,310
8.85%, 03/25/37 IOΩ†	2,859,489	464,265
7.49%, 11/25/37 IOΩ†	30,646	5,191
(1.00)%, 03/25/39 IOΩ†	584,947	152,437
6.50%, 06/25/39	100,000	111,247
0.47%, 07/25/39 IOΩ†	277,382	60,869

See Notes to Financial Statements.	109

	Par	Value
0.64%, 07/25/40 IOΩ†	$595,341	$151,007
2.86%, 10/25/40 IO†	1,005,889	237,651
5.33%, 10/25/40 IOΩ†	473,545	78,116
10.12%, 12/25/40 IOΩ†	365,200	52,785
5.61%, 01/25/41 IOΩ†	504,037	87,689
4.66%, 02/25/41 IOΩ†	96,428	22,458
5.50%, 07/25/41	868,635	1,033,371
8.29%, 07/25/41 IOΩ†	616,083	95,457
0.76%, 09/25/41†	6,397,910	6,435,126
0.79%, 09/25/41 IOΩ†	1,261,560	234,935
2.68%, 10/25/41 IOΩ†	1,461,280	308,252
5.90%, 03/25/42 IOΩ†	440,128	80,432
6.38%, 03/25/42 IOΩ†	600,000	116,452
6.50%, 03/25/42	300,000	350,776
7.23%, 03/25/42 IOΩ†	200,000	37,958
5.50%, 04/25/42	2,800,000	3,115,781
6.00%, 05/25/42	900,000	1,006,091
6.65%, 06/25/42 IOΩ†	976,692	174,736
2.82%, 07/25/42 IOΩ†	187,164	44,253
6.50%, 07/25/42	1,180,000	1,336,529
1.82%, 09/25/42 IOΩ†	296,116	80,537
FHLMC Multifamily Structured Pass Through Certificates
25.00%, 02/25/18 IOΩ†	5,468,222	372,547
4.40%, 05/25/18 IOΩ†	1,964,343	178,402
4.32%, 11/25/19	1,100,000	1,273,810
25.00%, 01/25/20 IOΩ†	3,837,823	229,095
3.96%, 04/25/20 IOΩ†	2,554,116	171,840
25.00%, 06/25/20 IOΩ†	2,178,712	205,499
25.00%, 08/25/20 IOΩ†	1,279,159	105,632
25.00%, 04/25/21 IOΩ†	858,250	72,244
25.00%, 07/25/21 IOΩ†	1,438,832	162,473
25.00%, 10/25/21 IOΩ†	907,069	99,266
25.00%, 12/25/21 IOΩ†	745,072	74,377
FHLMC Multifamily VRD Certificates
5.50%, 08/15/51 STEP	3,500,000	3,956,390
FHLMC Structured Pass-Through Securities
1.53%, 07/25/44†	1,515,997	1,549,141
First Horizon Alternative Mortgage Securities
2.54%, 06/25/34†	733,505	724,486
FREMF Mortgage Trust
4.50%, 12/25/21	200,000	211,541
4.02%, 11/25/44 144A†	300,000	310,828
3.88%, 01/25/47 144A†	225,000	222,289
Government National Mortgage Association
3.95%, 07/15/25	171,225	186,628
7.00%, 10/15/25	51,376	60,640
7.00%, 01/15/26	11,117	13,188
7.00%, 07/15/27	85,354	100,835
7.00%, 12/15/27	1,370	1,633
7.00%, 01/15/28	16,436	16,555
7.00%, 03/15/28	112,015	133,112
7.00%, 07/15/28	17,773	21,264
7.50%, 07/15/28	13,675	14,172
6.50%, 08/15/28	9,181	10,791
7.00%, 08/15/28	25,894	30,980
7.50%, 08/15/28	10,426	12,639
6.50%, 09/15/28	37,688	44,299
7.00%, 10/15/28	40,674	48,662
7.50%, 03/15/29	30,782	37,145

	Par	Value
7.50%, 11/15/29	$22,045	$23,096
1.63%, 11/20/29†	51,541	53,141
8.50%, 08/15/30	2,196	2,749
8.50%, 11/20/30	12,857	16,072
6.50%, 08/15/31	68,311	77,868
7.50%, 08/15/31	17,167	20,652
6.50%, 10/15/31	131,349	150,110
6.00%, 11/15/31	427,910	477,694
6.50%, 11/15/31	208,595	237,778
6.00%, 12/15/31	86,554	96,624
6.00%, 01/15/32	152,060	171,577
6.00%, 02/15/32	244,804	273,285
6.50%, 02/15/32	218,533	250,860
6.00%, 04/15/32	107,886	121,552
7.50%, 04/15/32	75,420	79,027
6.50%, 06/15/32	127,286	145,093
6.50%, 07/15/32	3,695	4,212
6.50%, 08/15/32	269,814	307,561
6.50%, 09/15/32	270,790	308,674
6.00%, 10/15/32	210,830	235,359
6.00%, 11/15/32	184,310	206,367
6.00%, 12/15/32	79,016	88,209
6.50%, 12/15/32	22,537	25,690
6.00%, 01/15/33	102,620	114,559
6.00%, 02/15/33	79,953	89,255
6.50%, 04/15/33	566,039	645,228
6.00%, 05/15/33	507,305	566,326
6.00%, 06/15/33	66,887	74,668
6.00%, 10/15/33	211,022	235,572
6.50%, 10/15/33	167,972	191,472
6.00%, 12/15/33	384,961	429,748
6.50%, 08/15/34	507,430	601,169
(1.00)%, 02/16/36 IOΩ†	852,287	111,109
1.79%, 12/16/36 IOΩ†	273,321	39,057
0.51%, 03/20/37†	1,435,100	1,437,478
0.51%, 05/20/37†	626,286	627,302
8.79%, 05/20/37 IOΩ†	590,481	89,155
4.63%, 02/20/38 IOΩ†	483,627	72,607
6.00%, 09/20/38	1,047,211	1,168,719
(1.00)%, 11/20/38 IOΩ†	367,373	50,782
(1.00)%, 03/20/39 IOΩ†	207,183	32,554
5.00%, 10/20/39	885,406	981,152
4.00%, 01/01/40 TBA	1,100,000	1,206,391
2.44%, 01/20/40 IOΩ†	244,402	42,461
3.33%, 02/16/40 IOΩ†	227,826	47,024
4.50%, 03/15/40	407,872	450,206
7.06%, 03/20/40 IOΩ†	1,344,082	200,392
5.00%, 07/20/40	64,053	70,980
5.00%, 08/20/40	915,138	1,012,689
2.94%, 09/20/40 IOΩ†	444,078	77,987
5.00%, 09/20/40	250,784	278,319
6.46%, 09/20/40 IOΩ†	507,184	79,614
6.00%, 10/20/40	116,308	130,457
3.50%, 01/01/41 TBA	400,000	434,531
4.50%, 01/01/41 TBA	1,300,000	1,423,297
6.00%, 01/20/41	130,060	145,883
6.16%, 01/20/41 IOΩ†	265,953	39,266
5.45%, 03/16/41 IOΩ†	108,077	13,027
5.47%, 03/20/41 IOΩ†	204,572	32,192
5.61%, 11/16/41 IOΩ†	174,016	42,124
3.50%, 01/01/42 TBA	1,600,000	1,738,375
3.00%, 01/01/43 TBA	4,100,000	4,358,641
3.00%, 01/22/43 TBA	7,000,000	7,440,782
3.00%, 02/19/43 TBA	15,000,000	15,911,719

110	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
0.61%, 12/20/60†	$486,047	$486,592
0.69%, 03/20/61†	563,461	567,157
0.71%, 03/20/61†	378,116	380,977
0.56%, 12/20/62†	1,800,000	1,796,634
Granite Master Issuer PLC
0.29%, 12/20/54†	2,213,894	2,179,780
0.31%, 12/20/54(E)†	264,345	344,040
0.33%, 12/20/54(E)†	33,043	43,004
0.35%, 12/20/54†	528,691	520,544
0.61%, 12/20/54(U)†	594,777	951,215
0.81%, 12/20/54(U)†	66,086	105,691
Granite Mortgages PLC
0.59%, 01/20/44(E)†	197,430	258,202
0.91%, 01/20/44(U)†	59,937	96,553
Greenpoint Mortgage Funding Trust
0.39%, 01/25/37†	1,036,416	608,538
Greenwich Capital Commercial Funding Corporation
5.87%, 07/10/38†	1,307,000	1,496,830
GS Mortgage Securities Corporation II
3.55%, 04/10/34 144A	116,000	125,307
4.10%, 08/10/44 IO 144A†	472,625	40,725
5.79%, 08/10/45†	500,000	576,453
GSMPS Mortgage Loan Trust
0.67%, 02/25/35 144A†	134,390	117,670
GSR Mortgage Loan Trust
2.66%, 09/25/35†	582,933	583,874
Impac CMB Trust
0.93%, 10/25/34†@	87,974	68,160
0.47%, 11/25/35†	895,064	547,153
Indymac ARM Trust
1.79%, 01/25/32†	7,783	7,206
Indymac Index Mortgage Loan Trust
0.40%, 09/25/46†	1,174,637	817,960
JP Morgan Alternative Loan Trust
0.47%, 01/25/36†	487,873	428,225
JP Morgan Chase Commercial Mortgage Securities Corporation
5.44%, 05/15/45	158,000	177,502
2.83%, 10/15/45	700,000	722,140
5.34%, 05/15/47	1,000,000	1,143,983
5.88%, 02/12/51†	10,000	11,595
JP Morgan Mortgage Trust
4.96%, 02/25/35†	260,722	264,687
LB-UBS Commercial Mortgage Trust 0.00%,
06/15/36 IO 144AΩ†@	625,200	509
5.42%, 02/15/40	29,000	33,666
Luminent Mortgage Trust
0.38%, 12/25/36†	2,678,568	1,885,926
0.41%, 02/25/46†	800,889	460,132
MASTR Adjustable Rate Mortgages Trust
2.75%, 05/25/34†	229,742	225,350
0.85%, 11/25/34†	538,685	515,929
2.85%, 11/25/35 144A†	977,263	532,171
Merrill Lynch Mortgage Investors Trust
1.02%, 11/25/29†	352,320	345,688

	Par	Value
1.76%, 10/25/35†	$85,498	$83,973
MLCC Mortgage Investors, Inc.
0.89%, 04/25/28†	417,783	410,115
Morgan Stanley Bank of America Merrill Lynch Trust 1.94%,
08/15/45 IO 144AΩ†	1,015,018	113,982
2.86%, 11/15/45	1,200,000	1,240,398
Morgan Stanley Capital I, Inc.
5.48%, 02/12/44†	50,000	56,074
Permanent Master Issuer PLC
1.71%, 07/15/42 144A†	1,000,000	1,010,615
Prime Mortgage Trust
5.50%, 05/25/35 144A	3,501,602	3,339,226
6.00%, 05/25/35 144A	3,066,583	3,040,213
Sequoia Mortgage Trust
1.06%, 07/20/33†	192,901	181,341
Structured Adjustable Rate Mortgage Loan Trust
0.55%, 08/25/35†	339,821	321,741
Structured Asset Mortgage Investments, Inc.
0.46%, 07/19/35†	194,207	167,812
Structured Asset Securities Corporation
0.56%, 06/25/35 144A†	200,373	161,407
UBS-Barclays Commercial Mortgage Trust
2.85%, 12/10/45	1,300,000	1,336,789
3.32%, 12/10/45 144A	160,000	162,877
Wachovia Bank Commercial Mortgage Trust
5.31%, 11/15/48	105,000	120,743
Washington Mutual Mortgage Pass-Through Certificates
2.46%, 02/25/33†	13,805	13,788
2.50%, 02/25/37†	725,862	531,319
5.00%, 02/25/37†	528,669	431,122
1.57%, 06/25/42†	30,675	29,448
0.50%, 07/25/45†	319,076	301,157
0.50%, 10/25/45†	1,918,442	1,821,262
0.93%, 04/25/47†	1,191,304	1,067,584
Wells Fargo Alternative Loan Trust
2.90%, 12/28/37†	1,479,473	1,142,921
Wells Fargo Mortgage-Backed Securities Trust
2.76%, 08/25/33†	391,213	401,070
WF-RBS Commercial Mortgage Trust 5.02%,
02/15/44 IO 144AΩ†	1,561,538	76,188
25.00%, 06/15/45 IO 144AΩ†	327,724	35,771

Total Mortgage-Backed Securities (Cost $308,089,394)		308,943,256

MUNICIPAL BONDS — 2.7%
Alameda County Joint Powers Authority, Revenue Bond, Series Z
7.05%, 12/01/44	3,300,000	4,184,598
American Municipal Power, Inc., Hydroelectric Project, Revenue Bond, Series B
8.08%, 02/15/50	300,000	440,949

See Notes to Financial Statements.	111

	Par	Value
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	$250,000	$299,152
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	1,800,000	2,186,388
Illinois Finance Authority, Revenue Bond, Series B
5.75%, 07/01/33	1,800,000	2,182,788
Los Angeles Community College District, General Obligation
6.75%, 08/01/49	300,000	423,612
Los Angeles Community College District, General Obligation, Series D
6.68%, 08/01/36	300,000	387,102
New Jersey State Turnpike Authority, Revenue Bond, Series B
5.00%, 01/01/25	200,000	238,696
5.00%, 01/01/26	400,000	477,392
5.00%, 01/01/27	400,000	469,756
Pennsylvania Higher Education Assistance Agency, Student Loan, Revenue Bond, Sub-Series HH-10
2.11%, 05/01/46†	2,150,000	2,043,545
Port Authority of New York & New Jersey, Revenue Bond
4.46%, 10/01/62	2,800,000	2,766,512
State of California, General Obligation
7.95%, 03/01/36	165,000	205,209
7.55%, 04/01/39	385,000	555,478
State of Illinois, General Obligation
3.32%, 01/01/13	6,500,000	6,500,000
7.35%, 07/01/35	375,000	454,016

Total Municipal Bonds (Cost $22,472,964)		23,815,193

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $133.50, expires 01/25/13 (MLCS)	53	15,734
U.S. Treasury Long Bond Futures, Strike Price $152.00, Expires 01/25/13 (MLCS)	34	5,844

		21,578

	Notional Amount
Put Swaptions — 0.0%
3-Month LIBOR, Strike Price $3.45, Expires 09/21/15 (RBS)	$2,300,000	174,022

Total Purchased Options (Cost $235,846)		195,600

	Par	Value
U.S. TREASURY OBLIGATIONS — 19.1%
U.S. Treasury Bill
0.13%, 03/07/13	$660,000	$659,965

U.S. Treasury Bonds
7.50%, 11/15/24	800,000	1,274,125
4.38%, 02/15/38	400,000	519,062
4.38%, 05/15/40	300,000	390,563
3.88%, 08/15/40‡‡	2,400,000	2,884,874
3.13%, 02/15/42	8,730,000	9,129,668
3.00%, 05/15/42	1,400,000	1,426,468
2.75%, 08/15/42	1,828,000	1,765,448
2.75%, 11/15/42	6,220,000	5,993,555

		23,383,763

U.S. Treasury Inflationary Index Bonds
1.63%, 01/15/15	200,000	257,528
0.13%, 04/15/17	2,000,000	2,182,484
1.13%, 01/15/21‡‡	4,700,000	5,842,099
0.13%, 01/15/22	8,500,000	9,441,960
0.13%, 07/15/22	3,200,000	3,495,755
1.75%, 01/15/28	710,000	1,016,516
3.88%, 04/15/29‡‡	808,000	1,888,395
2.13%, 02/15/41	1,700,000	2,657,231
0.75%, 02/15/42	600,000	674,647

		27,456,615

U.S. Treasury Notes
0.25%, 10/15/15	160,000	159,663
0.38%, 11/15/15	90,000	90,098
1.00%, 09/30/16	10,000	10,192
0.75%, 10/31/17	470,000	471,616
0.75%, 12/31/17	1,900,000	1,903,414
2.88%, 03/31/18	900,000	997,875
1.25%, 01/31/19	1,200,000	1,221,937
1.00%, 09/30/19	4,320,000	4,290,974
1.25%, 10/31/19	13,270,000	13,381,972
1.13%, 12/31/19	9,160,000	9,135,671
2.63%, 08/15/20	1,300,000	1,427,765
2.63%, 11/15/20	2,500,000	2,744,140
3.13%, 05/15/21	1,500,000	1,701,000
2.13%, 08/15/21	22,300,000	23,446,354
2.00%, 11/15/21‡‡	32,400,000	33,632,723
2.00%, 02/15/22	6,100,000	6,309,212
1.75%, 05/15/22	4,000,000	4,035,312
1.63%, 08/15/22	3,020,000	3,000,654
1.63%, 11/15/22	7,010,000	6,934,425

		114,894,997

Total U.S. Treasury Obligations (Cost $162,813,591)		166,395,340

	Shares
PREFERRED STOCKS — 0.4%
CoBank ACB 144AΔ*	867	90,304
GMAC Capital Trust I*	23,879	636,375
Wells Fargo & Co.*	2,400	2,940,000

Total Preferred Stocks (Cost $2,099,680)		3,666,679

112	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
REPURCHASE AGREEMENTS — 7.7%
BNP Paribas Securities Corporation
0.14% (dated 12/28/12, due 01/10/13, repurchase price $8,600,435, collateralized by Federal Home Loan Mortgage Corporation, 3.500%, due 07/01/42, total market value $8,972,139)	$8,600,000	$8,600,000
Morgan Stanley & Co., Inc.
0.25% (dated 01/02/13, due 01/02/13, repurchase price $22,800,317, collateralized by U.S. Treasury Note, 1.500%, due 06/30/16, total market value $23,094,569)	22,800,000	22,800,000
0.25% (dated 12/31/12, due 01/03/13, repurchase price $26,530,184, collateralized by Federal Home Loan Mortgage Corporation, 2.650%, due 11/06/14, total market value $27,042,921)	26,530,000	26,530,000
0.25% (dated 01/02/13, due 01/03/13, repurchase price $3,170,022, collateralized by Federal National Mortgage Association, 3.400%, due 09/27/32,total market value $3,239,157)	3,170,000	3,170,000
Royal Bank of Scotland PLC
0.23% (dated 12/19/12, due 02/21/13, repurchase price $6,102,494, collateralized by U.S. Treasury Note, 4.250%, due 08/15/14,total market value $6,221,610)	6,100,000	6,100,000

Total Repurchase Agreements (Cost $67,200,000)		67,200,000

	Shares
MONEY MARKET FUNDS — 14.4%
GuideStone Money Market Fund (GS4 Class)¥	74,103,756	74,103,756
Northern Institutional Liquid Assets Portfolio§	51,587,361	51,587,361

Total Money Market Fund (Cost $125,691,117)		125,691,117

TOTAL INVESTMENTS — 120.5% (Cost $1,024,758,633)		1,051,451,239

	Notional Amount	Value
WRITTEN OPTIONS — (0.1)%
Call Swaption — (0.1)%
3-Month LIBOR, Strike Price $1.40, Expires 03/18/13 (DEUT)	$(16,700,000)	$(413,602)

Put Swaptions — 0.0%
3-Month LIBOR, Strike Price $1.40, Expires 03/18/13 (DEUT)	(16,700,000)	(5,174)
3-Month LIBOR, Strike Price $2.50, Expires 09/21/15 (RBS)	(9,700,000)	(148,950)

		(154,124)

Total Written Options (Premiums received $(702,140))		(567,726)

	Par
TBA SALE COMMITMENTS — (1.2)%
Federal National Mortgage Association
5.00%, 01/01/39 TBA	$(3,000,000)	(3,249,375)
3.00%, 02/01/43 TBA	(7,000,000)	(7,319,375)

Total TBA Sale Commitments (Cost $(10,529,531))		(10,568,750)

Liabilities in Excess of Other Assets — (19.2)%		(167,804,254)

NET ASSETS — 100.0%		$872,510,509

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	35.4
Corporate Bonds	20.9
U.S. Treasury Obligations	19.1
Foreign Bonds	15.9
Money Market Funds	14.4
Repurchase Agreements	7.7
Futures Contracts	3.4
Asset-Backed Securities	2.8
Municipal Bonds	2.7
Agency Obligations	1.2
Preferred Stocks	0.4
Swap Agreements	0.4
Purchased Options	— **
Written Options	(0.1)
TBA Sale Commitments	(1.2)
Forward Foreign Currency Contracts	(6.4)

116.6

**	Rounds to less than 0.005%.

See Notes to Financial Statements.	113

Swap agreements outstanding at December 31, 2012:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
CitiFinancial,
6.63% due 06/01/15	(0.15)%	06/20/15	BAR	USD	$300,000	$3,740	$—	$3,740
Credit Suisse, Inc.,
6.50%, due 01/15/12	(1.00)%	09/20/20	GSC	USD	300,000	(1,862)	5,968	(7,830)

					$600,000	$1,878	$5,968	$(4,090)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
General Electric Capital Corporation,
5.625% due 09/15/17	0.16%	1.00%	09/20/13	UBS	USD	$900,000	$5,641	$(9,403)	$15,044
Federated Republic of Brazil,
12.50% due 03/06/30	0.94%	(1.04)%	05/20/17	DEUT	USD	1,000,000	6,892	—	6,892
GMAC LLC,
6.88% due 08/28/12	2.38%	(3.53)%	09/20/17	DEUT	USD	4,100,000	214,819	—	214,819

						$6,000,000	$227,352	$(9,403)	$236,755

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX IG16 Index	1.00%	06/20/14	JPM	USD	$5,600,000	$(61,957)	$(33,789)	$(28,168)
Dow Jones CDX IG16 Index	1.00%	06/20/14	JPM	USD	5,300,000	(58,638)	(34,220)	(24,418)
Dow Jones CDX IG16 Index	1.00%	06/20/14	DEUT	USD	4,100,000	(45,361)	(25,579)	(19,782)
Dow Jones CDX IG16 Index	1.00%	06/20/14	BOA	USD	900,000	(9,957)	(5,229)	(4,728)
Dow Jones CDX IG14 Index	(1.00)%	06/20/15	CME	USD	3,900,000	(52,178)	4,286	(56,464)
Dow Jones CDX HY15 Index	(5.00)%	12/20/15	CME	USD	2,112,000	(121,183)	43,560	(164,743)
Dow Jones CDX IG15 Index	(1.00)%	12/20/15	CME	USD	1,200,000	(16,337)	8,329	(24,666)
Dow Jones CDX IG16 Index	(1.00)%	06/20/16	CME	USD	4,000,000	(48,623)	65,674	(114,297)
Dow Jones CDX IG9 Index	(0.80)%	12/20/17	CME	USD	7,163,200	143,426	319,075	(175,649)
Dow Jones CDX IG10 Index	(1.50)%	06/20/18	CME	USD	7,356,800	(101,005)	66,318	(167,323)

					$41,632,000	$(371,813)	$408,425	$(780,238)

114	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
Dow Jones CDX IG16 Index	1.00%	1.00%	06/20/16	JPM	USD	$4,825,000	$58,651	$14,047	$44,604
Dow Jones CDX IG16 Index	1.00%	1.00%	06/20/16	BOA	USD	3,000,000	36,467	4,730	31,737
Dow Jones CDX IG16 Index	1.00%	1.00%	06/20/16	DEUT	USD	2,125,000	25,831	6,048	19,783
Dow Jones CDX IG19 Index	1.00%	1.00%	12/20/17	DEUT	USD	9,050,000	26,826	4,416	22,410

						$19,000,000	$147,775	$29,241	$118,534

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil CETIP Interbank Deposit	12.12%	01/02/14	HSBC	BRL	$15,600,000	$675,619	$9,555	$666,064
Brazil CETIP Interbank Deposit	7.78%	01/02/14	HSBC	BRL	12,000,000	42,319	20,011	22,308
Brazil CETIP Interbank Deposit	11.94%	01/02/14	HSBC	BRL	9,100,000	334,567	26,430	308,137
Brazil CETIP Interbank Deposit	10.53%	01/02/14	HSBC	BRL	5,000,000	106,758	4,024	102,734
Brazil CETIP Interbank Deposit	11.99%	01/02/14	BAR	BRL	1,700,000	69,635	154	69,481
Brazil CETIP Interbank Deposit	7.40%	01/02/14	BAR	BRL	800,000	1,173	(83)	1,256
Brazil CETIP Interbank Deposit	8.83%	01/02/15	HSBC	BRL	9,000,000	107,138	15,128	92,010
Brazil CETIP Interbank Deposit	9.93%	01/02/15	UBS	BRL	7,700,000	177,439	4,754	172,685
Brazil CETIP Interbank Deposit	10.14%	01/02/15	HSBC	BRL	5,300,000	133,535	16,948	116,587
Brazil CETIP Interbank Deposit	8.08%	01/02/15	HSBC	BRL	3,700,000	15,288	6,463	8,825
Brazil CETIP Interbank Deposit	8.43%	01/02/15	DEUT	BRL	1,000,000	7,881	5,749	2,132
Brazil CETIP Interbank Deposit	8.70%	01/02/17	BOA	BRL	1,650,000	10,633	—	10,633
Brazil CETIP Interbank Deposit	8.49%	01/02/17	BNP	BRL	1,100,000	3,755	—	3,755
3-Month LIBOR	0.75%	02/28/17	JPM	USD	44,200,000	164,694	261,552	(96,858)
3-Month LIBOR	(0.75)%	02/28/17	DEUT	USD	36,500,000	(136,003)	(78,813)	(57,190)
3-Month LIBOR	(0.75)%	02/28/17	DEUT	USD	7,700,000	(28,691)	(20,121)	(8,570)
6-Month EURIBOR	2.00%	03/21/17	CME	EUR	5,500,000	479,886	63,941	415,945
3-Month LIBOR	(0.75)%	05/31/17	JPM	USD	42,000,000	53,193	(47,703)	100,896
6-Month BBR BBSW Index	5.50%	12/15/17	BAR	AUD	2,200,000	233,270	(7,374)	240,644
6-Month BBR BBSW Index	5.50%	12/15/17	DEUT	AUD	1,300,000	137,841	(3,863)	141,704
6-Month BBR BBSW Index	3.75%	03/15/18	CME	AUD	9,000,000	192,679	18,129	174,550
6-Month BBR BBSW Index	3.50%	03/15/18	CME	AUD	6,400,000	61,073	17,463	43,610
3-Month LIBOR	(1.00)%	06/19/18	CITI	USD	1,000,000	(345)	(3,772)	3,427
3-Month LIBOR	2.56%	10/20/20	DEUT	USD	2,800,000	248,907	—	248,907
3-Month LIBOR	1.75%	12/19/22	CME	USD	14,600,000	56,170	245,065	(188,895)
6-Month BBR BBSW Index	3.75%	03/15/23	CME	AUD	3,800,000	(31,528)	(24,740)	(6,788)
6-Month BBR BBSW Index	4.25%	03/15/23	CME	AUD	1,500,000	52,308	8,178	44,130
6-Month BBR BBSW Index	4.00%	03/15/23	GSC	AUD	100,000	1,329	—	1,329
6-Month EURIBOR	1.75%	03/20/23	CME	EUR	1,000,000	(15,859)	1,932	(17,791)
3-Month LIBOR	(2.00)%	06/19/23	DEUT	USD	5,500,000	(26,536)	(103,809)	77,273
3-Month LIBOR	(2.50)%	06/19/33	CITI	USD	2,800,000	70,120	(21,971)	92,091
3-Month LIBOR	(2.75)%	06/19/43	DEUT	USD	500,000	7,856	(15,916)	23,772

					$262,050,000	$3,206,104	$397,311	$2,808,793

Total Swap agreements outstanding at December 31, 2012					$329,282,000	$3,211,296	$831,542	$2,379,754

See Notes to Financial Statements.	115

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$10,439,130	$—	$10,439,130	$—
Asset-Backed Securities	24,299,936	—	22,517,853	1,782,083
Corporate Bonds	182,650,475	—	179,804,411	2,846,064
Foreign Bonds	138,154,513	—	137,996,818	157,695
Money Market Funds	125,691,117	125,691,117	—	—
Mortgage-Backed Securities	308,943,256	—	302,652,694	6,290,562
Municipal Bonds	23,815,193	—	23,815,193	—
Preferred Stocks	3,666,679	726,679	—	2,940,000
Purchased Options	195,600	21,578	174,022	—
Repurchase Agreements	67,200,000	—	67,200,000	—
U.S. Treasury Obligations	166,395,340	—	166,395,340	—

Total Assets - Investments in Securities	$1,051,451,239	$126,439,374	$910,995,461	$14,016,404

Other Financial Instruments***
Futures Contracts	$46,343	$46,343	$—	$—
Swap Agreements	3,211,296	—	3,211,296	—

Total Assets - Other Financial Instruments	$3,257,639	$46,343	$3,211,296	$—

Liabilities:
Investments in Securities:
TBA Sale Commitments	$(10,568,750)	$—	$(10,568,750)	$—
Written Options	(567,726)	—	(567,726)	—

Total Liabilities - Investments in Securities	$(11,136,476)	$—	$(11,136,476)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,545,809)	$—	$(1,545,809)	$—

Total Liabilities - Other Financial Instruments	$(1,545,809)	$—	$(1,545,809)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, mortgage-backed securities and preferred stock are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

116	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage-Backed Securities	Preferred Stock
Balance, 12/31/11	$1,544,528	$183,992	$1,244,214	$14	$116,308	$—
Accrued discounts/premiums	1,952	2,353	(1,579)	—	1,178	—
Realized gain (loss)(1)	3,754	2,422	—	—	1,332	—
Change in unrealized appreciation (depreciation)(2)	1,333	20,393	97,300	—	(116,360)	—
Purchases	3,462,797	609,000	619,533	—	2,234,264	—
Sales	(285,316)	(187,901)	(97,415)	—	—	—
Transfers in to Level 3 (3)	9,305,423	1,151,824	984,011	157,681	4,071,907	2,940,000
Transfers out of Level 3	—	—	—	—	—	—
Maturities	—	—	—	—	—	—
Paydowns	(18,067)	—	—	—	(18,067)	—

Balance, 12/31/12	$14,016,404	$1,782,083	$2,846,064	$157,695	$6,290,562	$2,940,000

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from investment securities.

(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on investment securities.

(3)

Transfers into Level 3 represent the value of securities at December 31, 2012 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.	117

Extended-Duration Bond Fund

Throughout most of 2012, macroeconomic and geopolitical events seemed to dominate the headlines, causing vast changes in investor sentiment and volatility in the capital markets. During the year, the capital markets were absorbing a great deal of information related to the European financial crisis, domestic economic growth, the resolution to the U.S. “fiscal cliff ” and the U.S. Presidential election. Underneath these clouds of uncertainty, the capital markets quietly shrugged off these issues and posted positive annual returns that were higher than many pundits thought at the beginning of the year. During the year, riskier asset classes such as equities, high yield bonds and emerging markets debt dominated as investors were willing to take on more risk in the low interest rate environment. This behavior was somewhat explained by improving corporate fundamentals and the fact that monetary/fiscal policies implemented around the globe had greatly reduced the probability of a “left-tail event” (or a severe global recession). The broad domestic bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted an annual return of 4.22%. In comparison, the S&P 500® Index, a broad performance measure of U.S. stocks, was up 16.00% for the year.

Despite the macroeconomic headwinds and an increase in investors’ risk appetite, all major bond market sectors posted positive returns for the year, led by riskier sectors. Throughout the year, U.S. Treasury yields remained at historically low levels across the yield curve. Short-term rates remained low in response to the Federal Reserve’s implementation of a near zero federal funds rate for the foreseeable future and the implementation of non-traditional strategies such as Operation Twist and the third round of quantitative easing (QE3). Market forces, lack of inflationary pressures and Federal Reserve policies kept mid- and longer-dated U.S. Treasury yields relatively unchanged during the year. The U.S. Treasury sector was one of the worst performing bond sectors during the year as it was negatively impacted by the “risk on” and low yield environment. As a sector, U.S. Treasuries posted an annual return of 1.99%, with longer-dated U.S. Treasuries posting a slightly higher annual return of 3.78%. Shorter-term U.S. Treasuries, as measured by the Bank of America Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 0.43%. The year ended with Treasury yields at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.76% and the 30-year U.S. Treasury bond at 2.95%.

With investors willing to take on more risk for the potential of higher return, non-U.S. Treasury bonds (bonds that trade at a risk premium or “spread” to U.S. Treasuries) outpaced U.S. Treasury securities during 2012. Generally, lower quality bonds outpaced higher quality bonds while longer maturity bonds typically outperformed shorter maturity bonds. Within the longer maturity space, long-term credit bonds posted an annual return of 12.79%, as measured by the Barclays Capital U.S. Long-Term Credit Index, compared to long-term government bonds which generated an annual return of 3.78%, as measured by the Barclays Capital U.S. Long-Term Government Index, for the one-year period ended December 31, 2012. Non-U.S. Treasury bond sector returns varied by risk. The Barclays Capital U.S. Aggregate - Investment Grade (defined by credit quality of BBB- or higher) produced an annual return of 9.82%. Corporate bonds benefited from improving underlying corporate fundamentals, strong balance sheets and high investor demand. Within the corporate bond sector, the Barclays Capital U.S. Aggregate - Investment Grade Financial Index led with an annual return of 14.65%. The Barclays Capital U.S. High Yield - Corporate Index (defined by below investment grade corporate bonds) generated an annual return of 15.81%, benefiting from strong corporate fundamentals and a historically low default rate environment. Emerging markets debt was another top performer, as the JP Morgan EMBI+ Index generated an annual return of 18.04%, which outpaced U.S. stocks for the year.

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally greater than or equal to seven years. The GS4 Class of the Fund outperformed its composite benchmark index, 50% Barclays Capital U.S. Long-Term Government Index and 50% Barclays Capital U.S. Long-Term Credit Index, for the one-year period ended December 31, 2012 (15.06% versus 8.28%). The Fund’s benchmark-relative performance was positively impacted by the Fund’s significant underweight to the U.S. Treasury sector. Throughout the year, the Fund underweighted lower yielding U.S. Treasury securities in favor of higher yielding corporate bonds, non-U.S. bonds and high yield bonds. These sectors, which traded at a yield premium to U.S. Treasuries, benefitted as spreads compressed, or decreased, during the year. A by-product of underweighting U.S. Treasuries was the Fund’s higher than benchmark yield, which provided incremental interest income. During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who are seeking higher returns without investing in stocks, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the

Extended-Duration Bond Fund

market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Please see page 125 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Extended-Duration Bond Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	15.41%	15.06%	8.28%
Five Year	11.06%	10.83%	10.20%
Ten Year	9.37%	9.18%	8.04%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.55%	0.78%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 50% Barclays Capital U.S. Long-Term Government Bond Index and 50% Barclays Capital U.S. Long-Term Credit Bond Index.

The Barclays Capital U.S. Long-Term Government Bond Index is composed of all bonds covered by the Barclays Capital U.S. Government Bond Index with maturities of 10 years or greater.

The Barclays Capital U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays Capital U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EXTENDED-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Par	Value
ASSET-BACKED SECURITY — 1.2%
Citibank Credit Card Issuance Trust
6.15%, 06/15/39 (Cost $5,880,428)	$4,300,000	$5,707,321

CORPORATE BONDS — 59.4%
AbbVie, Inc.
4.40%, 11/06/42 144A	642,000	685,433
Aflac, Inc.
6.90%, 12/17/39	2,669,000	3,561,604
6.45%, 08/15/40Δ	5,705,000	7,241,008
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	105,000	80,325
Alcoa, Inc.
5.87%, 02/23/22Δ	10,000	10,806
6.75%, 01/15/28	235,000	254,748
5.95%, 02/01/37Δ	5,326,000	5,160,942
Ally Financial, Inc.
8.00%, 11/01/31Δ	177,000	225,011
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	533,801	576,100
American Express Co.
4.05%, 12/03/42 144A	5,065,000	5,109,790
American International Group, Inc.
5.45%, 05/18/17	30,000	34,524
Andarko Holding Co.
7.15%, 05/15/28	250,000	302,650
AT&T, Inc.
4.30%, 12/15/42 144A	1,355,000	1,366,626
6.50%, 09/01/37	9,387,000	12,319,471
Bank of America Corporation
5.49%, 03/15/19	300,000	333,687
5.00%, 05/13/21	140,000	160,109
5.88%, 02/07/42	1,116,000	1,397,697
Bank of America NA
6.00%, 10/15/36	8,152,000	10,022,786
Barrick North America Finance LLC
5.70%, 05/30/41	3,634,000	4,182,203
Bruce Mansfield Unit
6.85%, 06/01/34	1,160,872	1,214,563
Burlington Northern Santa Fe LLC
4.38%, 09/01/42Δ	1,262,000	1,331,970
California Institute of Technology
4.70%, 11/01/11	4,030,000	4,379,079
Camden Property Trust
5.70%, 05/15/17Δ	25,000	28,802
CenturyLink, Inc.
6.45%, 06/15/21Δ	260,000	287,773
6.88%, 01/15/28Δ	65,000	67,321
7.60%, 09/15/39	755,000	785,974
7.65%, 03/15/42Δ	295,000	309,230
Chesapeake Energy Corporation
6.63%, 08/15/20Δ	10,000	10,775
6.88%, 11/15/20	15,000	16,331
2.75%, 11/15/35 CONV	75,000	72,094
2.50%, 05/15/37 CONVΔ	200,000	181,000
2.25%, 12/15/38 CONVΔ	50,000	40,625

	Par	Value
Ciena Corporation
3.75%, 10/15/18 CONV 144A	$155,000	$175,247
Citigroup, Inc.
6.88%, 06/01/25	400,000	512,939
5.88%, 05/29/37	1,141,000	1,377,849
8.13%, 07/15/39	6,084,000	9,139,202
Comcast Corporation
5.65%, 06/15/35Δ	660,000	777,011
6.50%, 11/15/35	555,000	714,440
6.45%, 03/15/37	2,415,000	3,109,469
6.95%, 08/15/37	625,000	850,414
Continental Airlines, Inc.
9.00%, 07/08/16	1,714,875	1,984,968
8.31%, 10/02/19	138,625	147,636
7.57%, 09/15/21	107,964	112,282
Corning, Inc.
7.25%, 08/15/36Δ	850,000	1,084,894
Cummins, Inc.
6.75%, 02/15/27	1,000,000	1,245,220
5.65%, 03/01/98Δ	2,520,000	2,630,880
Darden Restaurants, Inc.
6.00%, 08/15/35	990,000	1,094,683
DCP Midstream LLP
6.45%, 11/03/36 144AΔ	490,000	562,149
Dillard’s, Inc.
7.75%, 07/15/26Δ	890,000	941,175
7.00%, 12/01/28Δ	500,000	506,250
Dow Chemical Co.
9.40%, 05/15/39	920,000	1,519,638
Duke Realty LP
5.95%, 02/15/17	70,000	80,094
Florida Power & Light Co.
4.05%, 06/01/42	2,940,000	3,075,290
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,117,500
Ford Motor Co.
4.25%, 11/15/16 CONV	175,000	278,250
6.63%, 10/01/28	680,000	788,705
6.38%, 02/01/29	1,255,000	1,409,750
General Electric Capital Corporation
4.88%, 03/04/15	510,000	552,576
6.75%, 03/15/32	3,000,000	3,907,731
6.15%, 08/07/37	6,114,000	7,627,319
5.88%, 01/14/38	150,000	181,579
Goldman Sachs Group, Inc.
5.38%, 03/15/20	415,000	476,324
6.75%, 10/01/37	500,000	568,469
Halliburton Co.
7.45%, 09/15/39	870,000	1,328,975
4.50%, 11/15/41Δ	1,150,000	1,289,187
HCA, Inc.
7.58%, 09/15/25	1,000,000	1,017,500
7.05%, 12/01/27	500,000	483,750
Hewlett-Packard Co.
6.00%, 09/15/41Δ	5,310,000	5,274,195
Home Depot, Inc.
5.88%, 12/16/36Δ	875,000	1,154,044
HSBC Bank USA NA
7.00%, 01/15/39Δ	5,948,000	8,068,861
Intel Corporation
3.25%, 08/01/39 CONV	1,155,000	1,359,291

See Notes to Financial Statements.	121

	Par	Value
International Lease Finance Corporation
5.65%, 06/01/14	$105,000	$109,790
5.88%, 08/15/22Δ	5,000	5,306
International Paper Co.
8.70%, 06/15/38	2,643,000	3,940,628
iStar Financial, Inc.
8.63%, 06/01/13Δ	175,000	180,031
5.95%, 10/15/13	305,000	313,006
5.70%, 03/01/14Δ	1,171,000	1,203,202
3.00%, 11/15/16 CONV	100,000	102,375
7.13%, 02/15/18	180,000	184,275
JC Penney Corporation, Inc.
6.38%, 10/15/36Δ	414,000	312,570
7.40%, 04/01/37	10,000	8,400
Jefferies Group, Inc.
5.13%, 04/13/18	80,000	84,400
6.88%, 04/15/21	365,000	410,625
6.45%, 06/08/27	50,000	53,500
3.88%, 11/01/29 CONV	65,000	64,716
6.25%, 01/15/36	185,000	192,400
JPMorgan Chase & Co.
5.60%, 07/15/41	8,127,000	10,104,258
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	320,084
Kraft Foods Group, Inc.
6.88%, 01/26/39 144AΔ	4,568,000	6,171,674
6.50%, 02/09/40 144AΔ	3,013,000	3,974,536
Lennar Corporation
6.50%, 04/15/16	625,000	695,313
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144AΔ	1,400,000	1,539,163
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37	240,000	289,873
Masco Corporation
7.75%, 08/01/29	275,000	306,594
6.50%, 08/15/32	55,000	57,050
Massachusetts Institute of Technology
5.60%, 07/01/11	1,927,000	2,813,850
Mead Corporation
7.55%, 03/01/47Δ	515,000	584,938
Merrill Lynch & Co., Inc.
6.05%, 05/16/16	200,000	220,340
6.11%, 01/29/37Δ	900,000	985,603
MetLife, Inc.
5.88%, 02/06/41Δ	6,373,000	8,100,249
6.40%, 12/15/66	310,000	333,010
Micron Technology, Inc.
1.88%, 06/01/14 CONV	20,000	19,925
Morgan Stanley
0.77%, 10/18/16†	100,000	95,152
6.63%, 04/01/18	70,000	82,593
5.63%, 09/23/19	295,000	334,112
5.50%, 01/26/20	100,000	112,345
5.50%, 07/24/20	300,000	338,032
5.75%, 01/25/21	300,000	343,173
6.25%, 08/09/26	600,000	705,843
Motorola Solutions, Inc.
6.63%, 11/15/37	46,000	52,971
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	117,762

	Par	Value
Nationwide Mutual Insurance Co.
6.60%, 04/15/34 144A	$150,000	$151,126
New Albertsons, Inc.
7.45%, 08/01/29	55,000	31,075
8.70%, 05/01/30	25,000	14,625
8.00%, 05/01/31	295,000	167,412
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	2,255,000	2,357,884
Owens Corning
6.50%, 12/01/16Δ	49,000	55,108
7.00%, 12/01/36	3,940,000	4,372,726
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,220,659
Prologis LP
5.63%, 11/15/15	35,000	38,645
Prudential Financial, Inc.
6.63%, 06/21/40Δ	5,412,000	6,823,644
5.63%, 05/12/41	987,000	1,129,329
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,638,750
6.38%, 05/15/33	1,000,000	1,002,500
Qwest Corporation
7.25%, 09/15/25Δ	1,000,000	1,161,216
6.88%, 09/15/33	2,250,000	2,272,500
RR Donnelley & Sons Co.
8.25%, 03/15/19Δ	250,000	253,750
SandRidge Energy, Inc.
7.50%, 02/15/23Δ	350,000	376,250
Sempra Energy
6.00%, 10/15/39Δ	2,491,000	3,160,959
SLM Corporation
5.00%, 10/01/13	250,000	257,188
5.38%, 05/15/14	200,000	209,853
5.00%, 06/15/18	1,035,000	1,044,104
5.63%, 08/01/33	1,460,000	1,354,150
Southern Natural Gas Co. LLC
7.35%, 02/15/31	1,750,000	2,339,615
Sprint Capital Corporation
6.90%, 05/01/19	55,000	60,225
6.88%, 11/15/28Δ	2,350,000	2,455,750
8.75%, 03/15/32	20,000	24,550
Target Corporation
7.00%, 01/15/38	2,330,000	3,434,369
Tennessee Gas Pipeline Co. LLC
7.00%, 10/15/28	750,000	1,028,597
Textron, Inc.
6.63%, 04/07/20(U)	160,000	299,823
Time Warner Cable, Inc.
6.55%, 05/01/37	1,049,000	1,302,174
6.75%, 06/15/39Δ	2,995,000	3,811,922
5.88%, 11/15/40	1,700,000	1,988,119
Time Warner Entertainment Co. LP
8.38%, 07/15/33	1,049,000	1,535,430
Toro Co.
6.63%, 05/01/37@Δ	300,000	315,913
Travelers Cos., Inc.
6.25%, 06/15/37	4,825,000	6,555,636
United Technologies Corporation
4.50%, 06/01/42	2,927,000	3,266,181

122	See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
UnitedHealth Group, Inc.
3.95%, 10/15/42	$181,000	$181,024
5.80%, 03/15/36Δ	920,000	1,113,751
6.50%, 06/15/37Δ	767,000	1,013,837
6.63%, 11/15/37	2,526,000	3,352,260
5.70%, 10/15/40	1,210,000	1,472,050
University of Pennsylvania
4.67%, 09/01/12	3,370,000	3,783,799
University of Southern California
5.25%, 10/01/11	3,014,000	3,885,145
US Airways 2012-2 Class A Pass Through Trust
5.90%, 10/01/24Δ	460,000	501,400
4.63%, 06/03/25	305,000	312,434
Valeant Pharmaceuticals International
6.38%, 10/15/20 144AΔ	100,000	107,500
Verizon Communications, Inc.
5.85%, 09/15/35	2,420,000	3,050,388
6.40%, 02/15/38	968,000	1,315,221
6.90%, 04/15/38	1,000,000	1,428,201
7.35%, 04/01/39	979,000	1,456,382
6.00%, 04/01/41	2,770,000	3,629,257
Verizon Maryland, Inc.
5.13%, 06/15/33Δ	150,000	157,324
VPI Escrow Corporation
6.38%, 10/15/20 144A	390,000	420,225
Wachovia Bank NA
5.85%, 02/01/37	4,577,000	5,698,713
6.60%, 01/15/38	2,257,000	3,108,927
WellPoint, Inc.
5.95%, 12/15/34Δ	846,000	1,013,416
6.38%, 06/15/37	2,766,000	3,468,423
Western Union Co.
6.20%, 11/17/36Δ	3,000,000	3,045,153
6.20%, 06/21/40Δ	20,000	20,402
Weyerhaeuser Co.
8.50%, 01/15/25	520,000	693,120
6.88%, 12/15/33	580,000	694,809
Wyndham Worldwide Corporation
5.75%, 02/01/18	50,000	55,953

Total Corporate Bonds (Cost $233,278,288)		279,631,331

FOREIGN BONDS — 21.1%
Australia — 1.7%
Barrick PD Australia Finance Pty, Ltd.
5.95%, 10/15/39	2,870,000	3,326,514
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	730,000	847,590
Qantas Airways, Ltd.
6.05%, 04/15/16 144A	345,000	365,869
Queensland Treasury Corporation
5.75%, 11/21/14(A)	60,000	65,505
Rio Tinto Finance USA, Ltd.
5.20%, 11/02/40	2,946,000	3,475,850

		8,081,328

	Par	Value
Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	$2,525,000	$1,630,922

Canada — 5.8%
Canada Generic Residual STRIP
2.11%, 06/01/25(C)Ω†	3,685,000	2,873,611
Methanex Corporation
6.00%, 08/15/15	25,000	27,034
5.25%, 03/01/22	100,000	111,116
Ontario Generic Residual STRIP
3.01%, 07/13/22(C)Ω†	3,025,000	2,246,717
3.59%, 03/08/29(C)Ω†	7,000,000	4,113,090
Saskatchewan Residual STRIP
2.52%, 04/10/14(C)Ω†	3,535,000	3,513,775
2.70%, 02/04/22(C)Ω†	3,000,000	2,357,435
Talisman Energy, Inc.
6.25%, 02/01/38	450,000	540,893
TransCanada PipeLines, Ltd.
6.20%, 10/15/37	3,541,000	4,691,747
7.63%, 01/15/39	2,000,000	3,019,156
Xstrata Finance Canada, Ltd.
6.00%, 11/15/41 144A	3,511,000	3,817,591

		27,312,165

Cayman Islands — 0.1%
Enersis SA
7.40%, 12/01/16	625,000	739,087

Ireland — 1.3%
Ireland Government Bond
4.50%, 10/18/18(E)Δ	1,150,000	1,586,794
5.00%, 10/18/20(E)	75,000	102,166
5.40%, 03/13/25(E)	1,300,000	1,758,432
XL Group PLC
6.38%, 11/15/24Δ	585,000	704,682
6.25%, 05/15/27Δ	1,530,000	1,821,548

		5,973,622

Italy — 0.4%
Italy Buoni Poliennali Del Tesoro
5.25%, 11/01/29(E)	25,000	34,144
5.75%, 02/01/33(E)	25,000	35,995
5.00%, 08/01/34(E)	25,000	33,061
Telecom Italia Capital SA
6.38%, 11/15/33	755,000	764,437
6.00%, 09/30/34	1,010,000	992,325

		1,859,962

Luxembourg — 0.9%
ArcelorMittal
6.13%, 06/01/18Δ	435,000	441,376
6.00%, 03/01/21Δ	45,000	44,943
7.50%, 10/15/39Δ	430,000	405,320
7.25%, 03/01/41Δ	975,000	906,895
Enel Finance International NV
6.80%, 09/15/37 144A	100,000	104,768
6.00%, 10/07/39 144A	2,210,000	2,147,035

		4,050,337

Malaysia — 0.1%
Telekom Malaysia Bhd
7.88%, 08/01/25 144A	225,000	325,388

See Notes to Financial Statements.	123

	Par	Value
Mexico — 0.7%
America Movil SAB de CV
6.45%, 12/05/22(M)	$2,600,000	$207,467
Mexican Bonos
8.00%, 12/07/23(M)	31,800,000	2,980,746

		3,188,213

Netherlands — 3.1%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.25%, 05/24/41Δ	1,023,000	1,206,005
Deutsche Telekom International Finance BV
4.88%, 03/06/42 144A	3,800,000	4,072,658
EDP Finance BV
4.75%, 09/26/16(E)Δ	300,000	410,467
6.00%, 02/02/18 144A	800,000	842,790
4.90%, 10/01/19 144A	1,000,000	996,735
Koninklijke Philips Electronics NV
6.88%, 03/11/38	3,250,000	4,412,522
5.00%, 03/15/42Δ	2,500,000	2,867,320

		14,808,497

Norway — 1.1%
Norway Government Bond
5.00%, 05/15/15(K)	540,000	105,149
4.25%, 05/19/17(K)	11,940,000	2,398,482
Statoil ASA
4.25%, 11/23/41	2,601,000	2,810,367

		5,313,998

Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT
4.80%, 06/15/20(E)	75,000	88,803
3.85%, 04/15/21(E)	190,000	206,722

		295,525

Spain — 0.4%
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	79,031
7.05%, 06/20/36	1,720,000	1,866,200

		1,945,231

Supranational — 1.7%
Inter-American Development Bank
6.00%, 12/15/17(Z)	6,365,000	5,880,127
International Bank For Reconstruction & Development
1.43%, 03/05/14(G)	2,470,000	2,038,145

		7,918,272

United Kingdom — 3.4%
Barclays Bank PLC
3.68%, 08/20/15(W)	740,000,000	712,507
10.18%, 06/12/21 144A	7,312,000	9,994,736
BG Energy Capital PLC
5.13%, 10/15/41 144AΔ	585,000	685,850
HBOS PLC
6.75%, 05/21/18 144A	700,000	756,875
6.00%, 11/01/33 144A	890,000	813,433

	Par	Value
HSBC Holdings PLC
6.80%, 06/01/38	$2,000,000	$2,566,412
Tesco PLC
6.15%, 11/15/37 144A	400,000	510,950

		16,040,763

Total Foreign Bonds (Cost $83,464,149)		99,483,310

MORTGAGE-BACKED SECURITIES — 0.4%
Community Program Loan Trust
4.50%, 04/01/29	1,704,031	1,721,616
Federal Home Loan Mortgage Corporation
5.00%, 12/01/31	69,417	74,914

Total Mortgage-Backed Securities (Cost $1,585,116)		1,796,530

MUNICIPAL BONDS — 7.2%
California Educational Facilities Authority, Stanford University, Revenue Bond
5.25%, 04/01/40	4,690,000	6,524,728
Escondido Union High School District, CABS-Election 2008, General Obligation, Series C
5.18%, 08/01/46Ω†	1,875,000	342,300
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bond, Series B (AGM Insured)
5.01%, 06/15/45Ω†	9,800,000	1,992,634
5.03%, 06/15/46Ω†	1,240,000	236,939
5.06%, 06/15/47Ω†	400,000	72,744
Metropolitan Transportation Authority, Revenue Bond, Series E
6.81%, 11/15/40	1,020,000	1,349,246
New Jersey State Turnpike Authority, Build America, Revenue Bond, Series A
7.10%, 01/01/41	706,000	1,018,285
Ohio State University, Revenue Bond, Series A
4.80%, 06/01/11	1,470,000	1,657,146
Placentia-Yorba Linda Unified School District, General Obligation, Series D
5.03%, 08/01/42Ω†	905,000	211,272
Port Authority of New York & New Jersey, Revenue Bond
4.46%, 10/01/62	6,410,000	6,333,336
San Bernardino Community College District, General Obligation, Series B
5.40%, 08/01/48Ω†	2,845,000	440,947
Santa Barbara Secondary High School District, General Obligation, Series A
4.97%, 08/01/40Ω†	1,500,000	399,060
Santa Barbara Unified School District, General Obligation, Series A
4.97%, 08/01/41Ω†	705,000	178,266

124	See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Southwestern Community College District, General Obligation, Series C
5.19%, 08/01/46Ω†	$3,975,000	$797,981
State of California, General Obligation
7.50%, 04/01/34	2,135,000	2,971,386
7.55%, 04/01/39	1,190,000	1,716,932
State of Illinois, General Obligation
5.10%, 06/01/33	635,000	628,752
University of California, Revenue Bond, Series AD
4.86%, 05/15/12	5,912,000	6,239,643
Westside Union School District, General Obligation, Series B
5.33%, 08/01/40Ω†	1,600,000	383,280
5.44%, 08/01/45Ω†	2,170,000	397,349

Total Municipal Bonds (Cost $28,436,219)		33,892,226

U.S. TREASURY OBLIGATIONS — 5.8%
U.S. Treasury Bonds
3.13%, 11/15/41	24,168,000	25,300,875
2.75%, 08/15/42	2,300,000	2,221,296

Total U.S. Treasury Obligations (Cost $28,405,941)		27,522,171

	Shares	Value
PREFERRED STOCKS — 0.1%
Ally Financial, Inc. 144AΔ	82	$80,537
Chesapeake Energy Corporation CONV	330	24,882
El Paso Energy Capital Trust I CONV	5,350	295,320

Total Preferred Stocks (Cost $272,391)		400,739

MONEY MARKET FUNDS — 11.1%
GuideStone Money Market Fund (GS4 Class)¥	17,748,920	17,748,920
Northern Institutional Liquid Assets Portfolio§	34,681,684	34,681,684

Total Money Market Funds (Cost $52,430,604)		52,430,604

TOTAL INVESTMENTS — 106.3% (Cost $433,753,136)		500,864,232

Liabilities in Excess of Other Assets — (6.3)%		(29,891,077)

NET ASSETS — 100.0%		$470,973,155

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	59.4
Foreign Bonds	21.1
Money Market Funds	11.1
Municipal Bonds	7.2
U.S. Treasury Obligations	5.8
Asset-Backed Security	1.2
Mortgage-Backed Securities	0.4
Preferred Stocks	0.1

106.3

See Notes to Financial Statements.	125

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$5,707,321	$—	$5,707,321	$—
Corporate Bonds	279,631,331	—	275,358,048	4,273,283
Foreign Bonds	99,483,310	—	99,483,310	—
Money Market Funds	52,430,604	52,430,604	—	—
Mortgage-Backed Securities	1,796,530	—	1,796,530	—
Municipal Bonds	33,892,226	—	33,892,226	—
Preferred Stocks	400,739	320,202	—	80,537
U.S. Treasury Obligations	27,522,171	—	27,522,171	—

Total Assets - Investments in Securities	$500,864,232	$52,750,806	$443,759,606	$4,353,820

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2012.

126	See Notes to Financial Statements.

Inflation Protected Bond Fund

Throughout most of 2012, macroeconomic and geopolitical events seemed to dominate the headlines, causing vast changes in investor sentiment and volatility in the capital markets. During the year, the capital markets were absorbing a great deal of information related to the European financial crisis, domestic economic growth, the resolution to the U.S. “fiscal cliff” and the U.S. Presidential election. Underneath these clouds of uncertainty, the capital markets quietly shrugged off these issues and posted positive annual returns that were higher than many pundits thought at the beginning of the year. During the year, riskier asset classes such as equities, high yield bonds and emerging markets debt dominated as investors were willing to take on more risk in the low interest rate environment. This behavior was somewhat explained by improving corporate fundamentals and the fact that monetary/fiscal policies implemented around the globe had greatly reduced the probability of a “left-tail event” (or a severe global recession). The broad domestic bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted an annual return of 4.22%. In comparison, the S&P 500® Index, a broad performance measure of U.S. stocks, was up 16.00% for the year.

Despite the macroeconomic headwinds and an increase in investors’ risk appetite, all major bond market sectors posted positive returns for the year, led by riskier sectors. Throughout the year, U.S. Treasury yields remained at historically low levels across the yield curve. Short-term rates remained low in response to the Federal Reserve’s implementation of a near zero federal funds rate for the foreseeable future and the implementation of non-traditional strategies such as Operation Twist and the third round of quantitative easing (QE3). Market forces, lack of inflationary pressures and Federal Reserve policies kept mid- and longer-dated U.S. Treasury yields relatively unchanged during the year. The U.S. Treasury sector was one of the worst performing bond sectors during the year as it was negatively impacted by the “risk on” and low yield environment. As a sector, U.S. Treasuries posted an annual return of 1.99%, with longer-dated U.S. Treasuries posting a slightly higher annual return of 3.78%. Shorter-term U.S. Treasuries, as measured by the Bank of America Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 0.43%, while U.S. Treasury inflation protected securities (“TIPS”) posted an annual return of 6.98% as measured by the Barclays Capital U.S. TIPS Index. The year ended with Treasury yields at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.76% and the 30-year U.S. Treasury bond at 2.95%.

With investors willing to take on more risk for the potential of higher return, non-U.S. Treasury bonds (bonds that trade at a risk premium or “spread” to U.S. Treasuries) outpaced U.S. Treasury securities during 2012. Generally, lower quality bonds outpaced higher quality bonds while longer maturity bonds typically outperformed shorter maturity bonds. Non-U.S. Treasury bond sector returns varied by risk. The Barclays Capital U.S. Aggregate - Investment Grade (defined by credit quality of BBB- or higher) produced an annual return of 9.82%. Corporate bonds benefited from improving underlying corporate fundamentals, strong balance sheets and high investor demand. Within the corporate bond sector, the Barclays Capital U.S. Aggregate - Investment Grade Financial Index led with an annual return of 14.65%. The Barclays Capital U.S. High Yield - Corporate Index (defined by below investment grade corporate bonds) generated an annual return of 15.81%, benefiting from strong corporate fundamentals and a historically low default rate environment. Emerging markets debt was another top performer, as the JP Morgan EMBI+ Index generated an annual return of 18.04%, which outpaced U.S. stocks for the year.

The Fund was actively managed and was primarily comprised of inflation-indexed debt securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between four and 10 years. The Fund underperformed its benchmark index, the Barclays Capital U.S. TIPS Index, for the period ended December 31, 2012 (6.06% versus 6.98%). The main source of the benchmark-relative underperformance was the Fund’s yield curve strategy during the first three quarters of the year. The yield curve strategy was positioned for a scenario based on expectations for slower than anticipated global growth, weakening energy prices and ongoing tensions in peripheral Europe which would pressure the 10-year inflation expectations relative to longer-term inflation expectations. However, aggressive monetary accommodation, especially the Federal Reserve’s commitment to hold rates low through 2015, caused intermediate real yields to significantly outperform long-end yields, which benefitted less from the Federal Reserve’s shorter-horizon rate guidance. On the other hand, exposure to German inflation-linked bond positions benefitted the Fund’s returns. U.S. Treasury futures were utilized for Fund structuring purposes, including the efficient management of the Fund’s duration, yield curve strategies and inflation breakeven strategies.

The Fund was consistently managed to provide inflation protection and income consistent with investment in inflation-indexed securities. During the year, the Fund did not contradict its primary objective in an effort to stretch for additional yield by investing in nominal bonds with credit risk.

This Fund may be suitable for investors who have a long-term investment horizon, want protection from inflation, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in

Inflation Protected Bond Fund

interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Please see page 130 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Inflation Protected Bond Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	6.06%	6.98%
Since Inception	8.24%	9.27%
Inception Date	06/25/09
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.70%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays Capital U.S. TIPS Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INFLATION PROTECTED BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Par	Value
U.S. TREASURY OBLIGATIONS — 87.8%
U.S. Treasury Bonds
2.75%, 08/15/42	$765,000	$738,822
2.75%, 11/15/42	675,000	650,426

		1,389,248

U.S. Treasury Inflationary Index Bonds
1.88%, 07/15/13	4,780,000	6,119,980
2.00%, 01/15/14	3,575,000	4,620,685
1.25%, 04/15/14	1,820,000	2,051,772
2.00%, 07/15/14	3,908,200	5,063,220
1.63%, 01/15/15	1,550,000	1,995,841
0.50%, 04/15/15	10,656,900	11,874,725
1.88%, 07/15/15	2,943,700	3,818,328
2.00%, 01/15/16	2,335,000	3,019,023
0.13%, 04/15/16	22,905,600	25,291,114
2.50%, 07/15/16	1,967,200	2,590,909
0.13%, 04/15/17	4,663,300	5,088,790
2.13%, 01/15/19	735,900	963,394
1.38%, 01/15/20	1,378,900	1,749,861
1.13%, 01/15/21	4,690,000	5,829,669
0.63%, 07/15/21	2,800,000	3,269,341
0.13%, 01/15/22	5,174,200	5,747,599
0.13%, 07/15/22	7,360,000	8,040,237
2.38%, 01/15/25‡‡	8,220,200	13,630,171
2.00%, 01/15/26	2,275,000	3,482,921
2.38%, 01/15/27	3,040,000	4,815,375
1.75%, 01/15/28	4,605,000	6,593,034
3.63%, 04/15/28	3,480,000	7,905,027
2.50%, 01/15/29	5,040,000	7,758,322
3.88%, 04/15/29	3,450,000	8,063,072
3.38%, 04/15/32	392,100	844,129
2.13%, 02/15/40	3,097,600	4,874,817
2.13%, 02/15/41	4,333,900	6,774,219
0.75%, 02/15/42	7,214,400	8,111,958

		169,987,533

U.S. Treasury Notes
0.88%, 04/30/17	1,205,000	1,219,968
1.63%, 11/15/22	1,080,000	1,068,357

		2,288,325

Total U.S. Treasury Obligations (Cost $161,487,290)		173,665,106

	Shares	Value
MONEY MARKET FUND — 11.5%
GuideStone Money Market Fund (GS4 Class) ¥ (Cost $22,757,052)	22,757,052	$22,757,052

TOTAL INVESTMENTS — 99.3% (Cost $184,244,342)		196,422,158
Other Assets in Excess of Liabilities — 0.7%		1,340,138

NET ASSETS — 100.0%		$197,762,296

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Treasury Obligations	87.8
Money Market Fund	11.5
Futures Contracts	4.5

103.8

130	See Notes to Financial Statements.

INFLATION PROTECTED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Fund	$22,757,052	$22,757,052	$—	$—
U.S. Treasury Obligations	173,665,106	—	173,665,106	—

Total Assets - Investments in Securities	$196,422,158	$22,757,052	$173,665,106	$—

Other Financial Instruments***
Futures Contracts	$122,246	$122,246	$—	$—

Total Assets - Other Financial Instruments	$122,246	$122,246	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

See Notes to Financial Statements.	131

Global Bond Fund

Throughout most of 2012, macroeconomic and geopolitical events seemed to dominate the headlines, causing vast changes in investor sentiment and volatility in the capital markets. During the year, the capital markets were absorbing a great deal of information related to the European financial crisis, domestic economic growth, the resolution to the U.S. “fiscal cliff” and the U.S. Presidential election. Underneath these clouds of uncertainty, the capital markets quietly shrugged off these issues and posted positive annual returns that were higher than many pundits thought at the beginning of the year. During the year, riskier asset classes such as equities, high yield bonds and emerging markets debt dominated as investors were willing to take on more risk in the low interest rate environment. This behavior was somewhat explained by improving corporate fundamentals and the fact that monetary/fiscal policies implemented around the globe had greatly reduced the probability of a “left-tail event” (or a severe global recession). The broad domestic bond market, as measured by the Barclays Capital Aggregate Bond Index, posted an annual return of 4.22%. In comparison, the S&P 500® Index, a broad performance measure of U.S. stocks, was up 16.00% for the year.

Despite the macroeconomic headwinds and an increase in investors’ risk appetite, all major bond market sectors posted positive returns for the year, led by riskier sectors. Throughout the year, U.S. Treasury yields remained at historically low levels across the yield curve. Short-term rates remained low in response to the Federal Reserve’s implementation of a near zero federal funds rate for the foreseeable future and the implementation of non-traditional strategies such as Operation Twist and the third round of quantitative easing (QE3). Market forces, lack of inflationary pressures and Federal Reserve policies kept mid - and longer-dated U.S. Treasury yields relatively unchanged during the year. The U.S. Treasury sector was one of the worst performing bond sectors during the year as it was negatively impacted by the “risk on” and low yield environment. As a sector, U.S. Treasuries posted an annual return of 1.99%, with longer-dated U.S. Treasuries posting a slightly higher annual return of 3.78%. Shorter-term U.S. Treasuries, as measured by the Bank of America Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 0.43%. The year ended with Treasury yields at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.76% and the 30-year U.S. Treasury bond at 2.95%.

With investors willing to take on more risk for the potential of higher return, non-U.S. Treasury bonds (bonds that trade at a risk premium or “spread” to U.S. Treasuries) outpaced U.S. Treasury securities during 2012. Generally, lower quality bonds outpaced higher quality bonds while longer maturity bonds typically outperformed shorter maturity bonds. Non-U.S. Treasury bond sector returns varied by risk. The Barclays Capital U.S. Aggregate - Investment Grade (defined by credit quality of BBB - or higher) produced an annual return of 9.82%. Corporate bonds benefited from improving underlying corporate fundamentals, strong balance sheets and high investor demand. Within the corporate bond sector, the Barclays Capital U.S. Aggregate - Investment Grade Financial Index led with an annual return of 14.65%. The Barclays Capital U.S. High Yield - Corporate Index (defined by below investment grade corporate bonds) generated an annual return of 15.81%, benefiting from strong corporate fundamentals and a historically low default rate environment.

In the non-U.S. markets, the focus was on the European debt crisis, the southern European economies, the euro and the potential for a hard landing in China. The headwinds of deleveraging and fiscal austerity remained powerful forces in the developed markets, but major central banks across the globe were determined through accommodative monetary policy to support economic growth and the financial markets. This support seemed to provide “breathing room” for these markets and eliminated the fear of a “left tail event.” The global bond market, as measured by the Barclays Capital Global Aggregate Index, posted an annual return of 4.32% for the year. Emerging markets debt, benefitting from strong fundamentals and high investor demand, posted an impressive annual return of 18.04%, as measured by the JPMorgan Emerging Markets Bond Index Plus.

The Fund was actively managed and invests in a diversified portfolio composed primarily of global fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2012, the Fund outperformed its composite benchmark, 50% Barclays Capital Global Aggregate Bond Index – Unhedged, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays Capital U.S. Corporate High Yield Index – 2% Issuer Capped (12.52% versus 10.47%). The outperformance was primarily generated during the first and fourth quarters. The Fund’s benchmark-relative outperformance was attributable to several factors including exposure to and stock selection within the corporate bond, high yield bond and emerging markets debt sectors. Also, strong returns from select convertible bonds allowed this sector to contribute moderately to excess returns. During the year, the Fund utilized government futures and options to manage yield curve strategies. These strategies, in aggregate, detracted modest value to the Fund’s performance. Additionally, the Fund used currency forward contracts for hedging purposes which slightly detracted from performance while certain options on currency forwards contracts added modest value.

Global Bond Fund

This Fund may be suitable for investors who have a medium to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed-income investment option. This Fund may invest, to a large extent, in high yield securities, commonly known as junk bonds. While offering higher current yields, these securities may be considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Please see page 142 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Global Bond Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	12.52%	10.47%
Five Year	7.47%	8.09%
Since Inception	7.35%	7.89%
Inception Date	12/29/06
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.90%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 25% JPMorgan Emerging Markets Bond Index Plus, 50% Barclays Capital Global Aggregate Bond Index — Unhedged and 25% Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index.

The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The Barclays Capital Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index is an issuer-constrained version of the Barclays Capital U.S. Corporate High Yield Index that covers the U.S.-denominated, non-investment grade, fixed-rate and taxable corporate bond market.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Par	Value
CORPORATE BONDS — 32.0%
Acadia Healthcare Co., Inc.
12.88%, 11/01/18	$160,000	$194,400
Access Midstream Partners LP
6.13%, 07/15/22	150,000	162,375
AES Corporation
9.75%, 04/15/16	10,000	12,000
8.00%, 06/01/20	350,000	404,250
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	75,000	57,375
Alcoa, Inc.
5.87%, 02/23/22Δ	5,000	5,403
6.75%, 01/15/28	185,000	200,546
5.95%, 02/01/37Δ	65,000	62,986
Ally Financial, Inc.
7.50%, 12/31/13Δ	15,000	15,881
6.75%, 12/01/14Δ	399,000	432,915
5.50%, 02/15/17	70,000	75,229
8.00%, 12/31/18	104,000	122,200
8.00%, 03/15/20	200,000	246,000
7.50%, 09/15/20Δ	415,000	502,669
8.00%, 11/01/31Δ	345,000	438,581
Altegrity, Inc.
10.50%, 11/01/15 144A	150,000	132,000
American Axle & Manufacturing, Inc.
6.63%, 10/15/22Δ	150,000	153,000
American International Group, Inc.
5.45%, 05/18/17	25,000	28,770
Anadarko Petroleum Corporation
5.95%, 09/15/16	10,000	11,521
6.38%, 09/15/17	120,000	143,488
Appleton Papers, Inc.
11.25%, 12/15/15	102,000	110,670
Ashton Woods USA LLC
11.00%,
06/30/15 STEP 144A@	20,800	20,800
AT&T, Inc.
3.88%, 08/15/21	60,000	66,994
6.55%, 02/15/39	220,000	290,131
Ball Corporation
5.75%, 05/15/21Δ	380,000	413,250
Bank of America Corporation
4.63%, 08/07/17(E)Δ	300,000	447,097
5.49%, 03/15/19	100,000	111,229
5.00%, 05/13/21	100,000	114,363
Calpine Corporation
7.88%, 01/15/23 144A	392,000	444,920
CCO Holdings LLC
7.00%, 01/15/19	230,000	249,262
6.50%, 04/30/21	190,000	205,912
Cemex Finance LLC
9.38%, 10/12/22	350,000	395,500
Chesapeake Energy Corporation
6.78%, 03/15/19	140,000	140,350
6.63%, 08/15/20Δ	75,000	80,812
6.88%, 11/15/20	5,000	5,444
2.75%, 11/15/35 CONV	110,000	105,738
2.50%, 05/15/37 CONVΔ	270,000	244,350
2.25%, 12/15/38 CONVΔ	25,000	20,312

	Par	Value
Chiquita Brands International, Inc.
7.50%, 11/01/14Δ	$450,000	$452,812
Ciena Corporation
0.88%, 06/15/17	135,000	117,028
3.75%,
10/15/18 CONV 144A	415,000	469,209
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	149,575
Citigroup, Inc.
7.38%, 09/04/19(E)	380,000	660,181
Cleaver-Brooks, Inc.
8.75%, 12/15/19 144A	110,000	113,850
Cliffs Natural Resources, Inc.
3.95%, 01/15/18Δ	200,000	201,525
Colorado Interstate Gas Co.
5.95%, 03/15/15	20,000	21,927
6.80%, 11/15/15	125,000	145,478
Comcast Corporation
5.15%, 03/01/20	170,000	201,803
Concho Resources, Inc.
5.50%, 10/01/22	520,000	551,200
ConocoPhillips
6.50%, 02/01/39Δ	30,000	42,701
CONSOL Energy
8.25%, 04/01/20	210,000	228,375
Continental Airlines, Inc.
9.00%, 07/08/16	1,071,797	1,240,605
5.98%, 04/19/22	487,553	542,987
Continental Rubber Of America Corporation
4.50%, 09/15/19 144AΔ	350,000	359,938
Countrywide Financial Corporation
6.25%, 05/15/16	280,000	307,593
Cricket Communications, Inc.
7.75%, 05/15/16	190,000	202,112
Cummins, Inc.
5.65%, 03/01/98	1,500,000	1,566,000
DAE Aviation Holdings, Inc.
11.25%, 08/01/15 144A	120,000	123,900
Delta Air Lines, Inc.
8.02%, 08/10/22	77,008	84,223
DISH DBS Corporation
5.88%, 07/15/22 144A	600,000	648,000
Dynegy Holdings Escrow
7.75%, 06/01/19+#	893,000	—
El Paso LLC
7.75%, 01/15/32	50,000	59,000
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	90,000	124,255
8.38%, 06/15/32	75,000	106,931
El Pollo Loco, Inc.
17.00%,
01/01/18 PIK 144AΔ	177,583	190,014
Embarq Corporation
8.00%, 06/01/36Δ	995,000	1,102,055
Enterprise Products Operating LLC
9.75%, 01/31/14	100,000	109,438
8.38%, 08/01/66†	60,000	68,529
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,356,822

See Notes to Financial Statements.	135

	Par	Value
Escrow GCB US Oncology
9.12%, 08/15/17+ 144A	$155,000	$—
EXCO Resources, Inc.
7.50%, 09/15/18	200,000	195,000
FirstEnergy Corporation
7.38%, 11/15/31	325,000	420,945
Ford Motor Co.
4.25%, 11/15/16 CONVΔ	830,000	1,319,700
6.63%, 10/01/28	850,000	985,881
Ford Motor Credit Co., LLC
12.00%, 05/15/15	100,000	123,500
Ford Motor
Credit Co., LLC
5.00%, 05/15/18	520,000	575,087
Freescale Semiconductor, Inc.
10.13%, 12/15/16	56,000	57,820
Fresenius US Finance II, Inc.
8.75%, 07/15/15 144A(E)	30,000	46,608
Frontier Communications Corporation
7.88%, 01/15/27	405,000	413,100
General Electric Capital Corporation
7.63%, 12/10/14(Z)	1,025,000	912,738
4.88%, 03/04/15	370,000	400,889
6.50%, 09/28/15(Z)	255,000	225,102
6.75%, 09/26/16(Z)	150,000	136,048
3.15%, 09/07/22Δ	330,000	337,860
6.75%, 03/15/32	30,000	39,077
6.88%, 01/10/39	200,000	272,813
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	909,575
Gerdau Holdings, Inc.
7.00%, 01/20/20Δ	240,000	280,200
Goldman Sachs Group, Inc.
4.75%, 10/12/21(E)	150,000	211,427
6.75%, 10/01/37	355,000	403,613
Goodyear Tire & Rubber Co.
7.00%, 03/15/28Δ	690,000	698,625
Hanover Insurance Group, Inc.
7.50%, 03/01/20	385,000	457,055
HCA, Inc.
6.38%, 01/15/15Δ	150,000	162,938
7.19%, 11/15/15	205,000	226,525
7.50%, 12/15/23	555,000	570,262
8.36%, 04/15/24	90,000	97,425
7.69%, 06/15/25	775,000	796,312
7.58%, 09/15/25	570,000	579,975
Hercules Offshore, Inc.
10.50%, 10/15/17 144A	80,000	86,600
Hiland Partners LP
7.25%, 10/01/20 144A	100,000	107,500
Idearc, Inc. Escrow
0.00%, 11/15/16+Ω	185,000	—
ING Capital Funding Trust III
3.91%, 12/29/49†	160,000	152,624
Intel Corporation
2.95%, 12/15/35	580,000	604,288
3.25%, 08/01/39	460,000	541,362
International Lease Finance Corporation
5.65%, 06/01/14	90,000	94,106
8.63%, 09/15/15	450,000	507,375
5.88%, 04/01/19Δ	210,000	222,390

	Par	Value
6.25%, 05/15/19	$155,000	$165,850
5.88%, 08/15/22Δ	215,000	228,150
iStar Financial, Inc.
5.70%, 03/01/14	62,000	63,705
6.05%, 04/15/15	20,000	20,300
5.88%, 03/15/16	22,000	22,220
3.00%, 11/15/16 CONV	80,000	81,900
7.13%, 02/15/18	150,000	153,562
JC Penney Corporation, Inc.
6.38%, 10/15/36Δ	650,000	490,750
7.40%, 04/01/37Δ	5,000	4,200
7.63%, 03/01/97Δ	1,300,000	1,027,000
Jefferies Group, Inc.
5.13%, 04/13/18	55,000	58,025
6.88%, 04/15/21	270,000	303,750
6.45%, 06/08/27	35,000	37,450
3.88%, 11/01/29 CONV	55,000	54,759
6.25%, 01/15/36Δ	135,000	140,400
Jones Group, Inc.
6.13%, 11/15/34Δ	135,000	116,775
JPMorgan Chase & Co.
4.50%, 01/24/22Δ	160,000	181,340
JPMorgan Chase Bank NA
4.38%, 11/30/21(E)†Δ	350,000	490,128
K Hovnanian Enterprises, Inc.
5.00%, 11/01/21Δ	795,000	683,700
Key Energy Services, Inc.
6.75%, 03/01/21Δ	170,000	170,850
Kinder Morgan Energy Partners LP
6.50%, 02/01/37Δ	75,000	91,864
6.95%, 01/15/38	90,000	118,827
Lennar Corporation
5.60%, 05/31/15Δ	1,400,000	1,498,000
Level 3 Financing, Inc.
9.38%, 04/01/19	20,000	22,450
7.00%, 06/01/20 144A	730,000	765,588
Masco Corporation
5.85%, 03/15/17	90,000	98,039
7.75%, 08/01/29	250,000	278,722
6.50%, 08/15/32	175,000	181,523
MBIA Insurance Corporation
14.00%, 01/15/33 144A†	435,000	78,300
Merrill Lynch & Co., Inc.
6.05%, 06/01/34	700,000	766,791
6.11%, 01/29/37Δ	1,300,000	1,423,648
Mirant Mid Atlantic Pass Through Trust
10.06%, 12/30/28	165,630	187,576
Morgan Stanley
4.75%, 04/01/14Δ	40,000	41,432
5.75%, 01/25/21	700,000	800,736
6.25%, 08/09/26	400,000	470,562
Motorola Solutions, Inc.
6.63%, 11/15/37	105,000	120,911
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,413,138
NetFlix, Inc.
8.50%, 11/15/17Δ	150,000	160,500
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	1,600,000	1,673,000
Owens Corning
7.00%, 12/01/36	220,000	244,162

136	See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Owens-Brockway Glass Container, Inc.
3.00%, 06/01/15 144AΔ	$840,000	$835,275
Peabody Energy Corporation
6.50%, 09/15/20Δ	490,000	527,975
Pemex Project Funding Master Trust
6.63%, 06/15/35	516,000	657,900
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	869,229
Pioneer Natural Resources Co.
5.88%, 07/15/16	900,000	1,021,326
7.20%, 01/15/28	315,000	402,412
Plains Exploration & Production Co.
8.63%, 10/15/19Δ	55,000	62,838
ProLogis LP
6.63%, 05/15/18	15,000	18,138
QEP Resources, Inc.
6.88%, 03/01/21	290,000	335,675
Quicksilver Resources, Inc.
11.75%, 01/01/16	145,000	143,912
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	255,514
Qwest Corporation
3.56%, 06/15/13†	100,000	100,781
7.25%, 09/15/25Δ	105,000	121,928
6.88%, 09/15/33	2,500,000	2,525,000
7.25%, 10/15/35Δ	110,000	116,853
Range Resources Corporation
6.75%, 08/01/20	510,000	555,900
Regency Energy Partners LP
5.50%, 04/15/23	450,000	482,625
Reliance Holdings USA, Inc.
4.50%, 10/19/20 144AΔ	290,000	304,148
Republic Services, Inc.
4.75%, 05/15/23	90,000	102,469
Reynolds Group Issuer, Inc.
9.00%, 04/15/19	330,000	344,850
5.75%, 10/15/20 144AΔ	60,000	62,100
Rock-Tenn Co.
4.00%, 03/01/23 144A	600,000	610,777
Ryerson, Inc.
9.00%, 10/15/17 144A	270,000	276,412
11.25%, 10/15/18 144A	70,000	64,662
SandRidge Energy, Inc.
7.50%, 02/15/23Δ	250,000	268,750
Service Corporation International
7.50%, 04/01/27Δ	75,000	81,000
Simon Property Group LP
5.75%, 12/01/15Δ	25,000	28,179
SLM Corporation
5.38%, 01/15/13	650,000	651,621
5.38%, 05/15/14	1,000,000	1,049,264
8.45%, 06/15/18Δ	769,000	903,575
8.00%, 03/25/20	10,000	11,475
Southern Copper Corporation
5.38%, 04/16/20Δ	70,000	80,681
6.75%, 04/16/40	450,000	546,244
5.25%, 11/08/42	200,000	201,166
Springleaf Finance Corporation
5.75%, 09/15/16	700,000	635,250
6.50%, 09/15/17	400,000	356,000

	Par	Value
6.90%, 12/15/17	$200,000	$180,000
Sprint Capital Corporation
6.88%, 11/15/28Δ	50,000	52,250
8.75%, 03/15/32	745,000	914,488
Steel Dynamics, Inc.
7.63%, 03/15/20Δ	100,000	111,000
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	100,000	136,112
Tenet Healthcare Corporation
8.88%, 07/01/19	462,000	519,750
6.88%, 11/15/31	85,000	76,925
Tesoro Logistics LP
5.88%, 10/01/20 144AΔ	180,000	187,650
Textron Financial Corporation
5.13%, 08/15/14Δ	30,000	31,378
Textron, Inc.
6.63%, 04/07/20(U)	130,000	243,606
Time Warner Cable, Inc.
8.75%, 02/14/19	190,000	256,661
8.25%, 04/01/19	40,000	53,298
Time Warner, Inc.
4.00%, 01/15/22Δ	100,000	109,678
Toys “R” Us, Inc.
7.38%, 10/15/18Δ	335,000	306,525
tw telecom holdings, Inc.
5.38%, 10/01/22 144A	380,000	399,475
United Air Lines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	505,432	581,853
United Air Lines, Inc.
6.64%, 07/02/22	238,797	256,707
Univision Communications, Inc.
7.88%, 11/01/20 144A	150,000	163,125
US Airways 2012-2 Class A
Pass Through Trust
5.90%, 10/01/24Δ	335,000	365,150
4.63%, 06/03/25	270,000	276,581
US Airways, Inc.
9.13%, 10/01/15	515,000	531,094
8.00%, 10/01/19Δ	585,000	624,488
USG Corporation
6.30%, 11/15/16	1,250,000	1,300,000
Valeant Pharmaceuticals International
6.38%, 10/15/20 144AΔ	255,000	274,125
Vanguard Health Holding
Co. II LLC
8.00%, 02/01/18Δ	105,000	109,200
Verizon Pennsylvania, Inc.
6.00%, 12/01/28	90,000	105,793
VPI Escrow Corporation
6.38%, 10/15/20 144AΔ	285,000	307,088
Wachovia Corporation
5.25%, 08/01/14	120,000	128,010
WellPoint, Inc.
7.00%, 02/15/19	80,000	99,677
Western Union Co.
6.20%, 06/21/40Δ	5,000	5,100
Westvaco Corporation
8.20%, 01/15/30	150,000	198,420
7.95%, 02/15/31	135,000	176,905
Weyerhaeuser Co.
8.50%, 01/15/25	405,000	539,834

See Notes to Financial Statements.	137

	Par	Value
6.95%, 10/01/27	$55,000	$63,884
7.38%, 03/15/32	370,000	467,539
6.88%, 12/15/33	490,000	586,994
Williams Cos., Inc.
7.50%, 01/15/31	60,000	75,215
WPX Energy, Inc.
6.00%, 01/15/22 144A	150,000	162,375
Wyndham Worldwide Corporation
7.38%, 03/01/20	380,000	458,069

Total Corporate Bonds
(Cost $63,674,610)		74,567,643

FOREIGN BONDS — 42.6%
Argentina — 0.3%
Argentina Boden Bonds
7.00%, 10/03/15Δ	452,000	411,546
Pan American Energy LLC
7.88%, 05/07/21Δ	156,000	136,110
7.88%, 05/07/21 144A	61,000	53,222

		600,878

Australia — 1.7%
FMG Resources August
2006 Proprietary, Ltd.
7.00%, 11/01/15 144A	70,000	73,850
6.88%, 04/01/22 144AΔ	370,000	379,712
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	2,620,000	3,042,037
Queensland Treasury Corporation
7.13%, 09/18/17(Z)	275,000	261,209
Rio Tinto Finance (USA), Ltd.
9.00%, 05/01/19	190,000	261,305

		4,018,113

Bermuda — 0.7%
Qtel International Finance, Ltd.
4.75%, 02/16/21 144AΔ	200,000	226,500
Sirius International Group, Ltd.
6.38%, 03/20/17 144A	1,250,000	1,366,467

		1,592,967

Brazil — 3.0%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/14(B)	131,000	65,710
10.00%, 01/01/17(B)	4,207,000	2,168,459
Brazilian Government International Bond
4.88%, 01/22/21Δ	610,000	738,100
11.00%, 08/17/40Δ	115,000	144,181
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21Δ	200,000	216,000
Federal Republic of Brazil
10.25%, 01/10/28(B)	5,250,000	3,391,026
Hypermarcas SA
6.50%, 04/20/21 144AΔ	150,000	163,875
Telemar Norte Leste SA
5.50%, 10/23/20Δ	100,000	104,500
5.50%, 10/23/20 144A	110,000	114,950

		7,106,801

	Par	Value
Canada — 3.6%
Atlantic Power Corporation
9.00%, 11/15/18 144A	$310,000	$325,500
Canadian Government Bond
2.50%, 06/01/15(C)	4,720,000	4,895,333
Methanex Corporation
5.25%, 03/01/22	75,000	83,337
Province of Manitoba
6.38%, 09/01/15(Z)	815,000	725,513
Province of Quebec
6.75%, 11/09/15(Z)	2,650,000	2,389,681
Stone Container Finance Company of Canada II Escrow
3.39%, 07/15/14+Ω	330,000	6,600

		8,425,964

Cayman Islands — 1.5%
Braskem Finance, Ltd.
7.00%, 05/07/20	350,000	396,375
5.75%, 04/15/21	200,000	211,500
Fibria Overseas Finance, Ltd.
6.75%, 03/03/21	250,000	279,375
Odebrecht Finance, Ltd.
6.00%, 04/05/23	300,000	348,375
6.00%, 04/05/23 144AΔ	420,000	487,725
Petrobras International Finance Co.
6.88%, 01/20/40	390,000	499,342
6.75%, 01/27/41	270,000	343,464
Suzano Trading, Ltd.
5.88%, 01/23/21 144AΔ	250,000	262,500
Vale Overseas, Ltd.
6.88%, 11/21/36	592,000	736,791

		3,565,447

Chile — 0.6%
AES Gener SA
5.25%, 08/15/21 144A	220,000	245,266
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19	120,000	142,970
4.75%, 01/11/22	255,000	268,746
Colbun SA
6.00%, 01/21/20Δ	100,000	111,731
6.00%, 01/21/20 144A	110,000	122,904
Corporation Nacional del Cobre de Chile
3.88%, 11/03/21 144A	220,000	240,819
Inversiones CMPC SA
4.75%, 01/19/18 144A	200,000	211,841

		1,344,277

Colombia — 0.9%
Colombia Government International Bond
7.38%, 03/18/19Δ	200,000	263,900
7.38%, 09/18/37Δ	160,000	249,680
6.13%, 01/18/41Δ	140,000	192,920
Ecopetrol SA
7.63%, 07/23/19	440,000	569,493
Empresa de Energia de Bogota SA
6.13%, 11/10/21 144A	250,000	281,875

138	See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Empresas Publicas de Medellin ESP
7.63%, 07/29/19 144A	$120,000	$151,200
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	260,000	288,600

		1,997,668

Czech Republic — 0.1%
EP Energy AS
5.88%, 11/01/19 144A(E)	120,000	171,067

France — 0.6%
AXA SA
6.21%, 10/29/49(E)†Δ	210,000	271,926
Compagnie Generale de Geophysique - Veritas
9.50%, 05/15/16	650,000	700,375
Dematic SA
8.75%, 05/01/16 144A	250,000	267,187
Europcar Groupe SA
9.38%, 04/15/18 144A(E)	145,000	170,341

		1,409,829

Germany — 10.0%
Bundesobligation
2.00%, 02/26/16(E)	910,000	1,275,775
0.75%, 02/24/17(E)	2,880,000	3,890,965
Bundesrepublik Deutschland
4.00%, 07/04/16(E)Δ	2,000	3,000
3.75%, 01/04/19(E)	4,570,000	7,169,254
3.25%, 01/04/20(E)	4,240,000	6,540,021
3.25%, 07/04/21(E)	2,320,000	3,600,691
Kabel Deutschland Holding AG
6.50%, 07/31/17 144A(E)	100,000	144,535
Kabel Deutschland Vertrieb und Service GmbH
6.50%, 06/29/18 144A(E)	160,000	229,145
KM Germany Holdings GmbH
8.75%, 12/15/20 144A(E)	100,000	138,926
Rearden G Holdings EINS GmbH
7.88%, 03/30/20 144AΔ	200,000	224,000

		23,216,312

Iceland — 0.0%
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	150,000	2

Indonesia — 0.5%
Indonesia Government International Bond
6.63%, 02/17/37	225,000	302,625
5.25%, 01/17/42Δ	570,000	664,763
Pertamina Persero PT
5.25%, 05/23/21 144A	200,000	225,000

		1,192,388

Ireland — 1.7%
Ardagh Glass Finance PLC
7.13%, 06/15/17 144A(E)	112,000	152,270
Ardagh Packaging Finance PLC
9.13%, 10/15/20 144AΔ	200,000	218,500
Ireland Government Bond
4.50%, 10/18/18(E)Δ	900,000	1,241,838
5.00%, 10/18/20(E)	50,000	68,111
5.40%, 03/13/25(E)	750,000	1,014,480

	Par	Value
Nara Cable Funding, Ltd.
8.88%, 12/01/18 144A	$360,000	$368,100
Novatek OAO via Novatek Finance, Ltd.
6.60%, 02/03/21 144A	200,000	235,500
XL Group PLC
6.25%, 05/15/27Δ	640,000	761,955

		4,060,754

Italy — 0.5%
Italy Buoni Poliennali Del Tesoro
5.25%, 11/01/29(E)	20,000	27,315
5.75%, 02/01/33(E)	20,000	28,796
5.00%, 08/01/34(E)	20,000	26,448
Seat Pagine Gialle SpA
10.50%, 01/31/17(E)	129,000	103,867
Telecom Italia Capital SA
6.38%, 11/15/33	855,000	865,688
6.00%, 09/30/34	155,000	152,288

		1,204,402

Luxembourg — 1.7%
Altice Financing SA
8.00%, 12/15/19 144A(E)	120,000	168,295
ArcelorMittal
4.25%, 02/25/15	100,000	101,058
4.25%, 08/05/15Δ	140,000	141,496
6.13%, 06/01/18Δ	305,000	309,470
6.00%, 03/01/21Δ	30,000	29,962
7.50%, 10/15/39Δ	295,000	278,068
7.25%, 03/01/41Δ	690,000	641,803
ConvaTec Healthcare E SA
10.88%, 12/15/18(E)	100,000	150,145
CSN Resources SA
6.50%, 07/21/20Δ	200,000	218,000
6.50%, 07/21/20 144A	150,000	163,500
Evraz Group SA
9.50%, 04/24/18	270,000	309,150
6.75%, 04/27/18 144A	240,000	247,800
Hannover Finance Luxembourg SA
5.75%, 09/14/40(E)†Δ	50,000	76,016
Ontex IV SA
9.00%, 04/15/19(E)	100,000	140,246
Spie BondCo 3 SCA
11.00%, 08/15/19(E)	200,000	289,731
TNK-BP Finance SA
7.88%, 03/13/18Δ	290,000	353,481
Vimpel Communications OJSC Via UBS Luxembourg SA
8.25%, 05/23/16	125,000	141,412
Wind Acquisition Finance SA
7.25%, 02/15/18 144A	200,000	203,500
Wind Acquisition Holdings Finance SA
12.25%, 07/15/17 PIK(E)Δ	8,783	11,709

		3,974,842

Malaysia — 0.5%
Malaysia Government Bond
3.84%, 08/12/15(R)	3,365,000	1,122,467
4.26%, 09/15/16(R)	140,000	47,598

		1,170,065

See Notes to Financial Statements.	139

	Par	Value
Marshall Islands — 0.1%
Teekay Corporation
8.50%, 01/15/20Δ	$150,000	$159,000

Mexico — 2.7%
America Movil SAB de CV
5.63%, 11/15/17	98,000	118,310
Axtel SAB de CV
7.63%, 02/01/17	20,000	10,900
7.63%, 02/01/17 144A	170,000	92,650
9.00%, 09/22/19	58,000	32,190
Grupo Televisa SAB
6.63%, 03/18/25Δ	100,000	129,607
6.63%, 01/15/40Δ	270,000	347,164
Kansas City Southern de Mexico SA de CV
12.50%, 04/01/16	60,000	66,922
8.00%, 02/01/18Δ	330,000	367,125
Mexican Bonos
8.00%, 06/11/20(M)	19,619,000	1,788,684
6.50%, 06/09/22(M)	5,282,100	444,160
8.00%, 12/07/23(M)	26,500,000	2,483,956
Petroleos Mexicanos
5.50%, 01/21/21	150,000	176,025
6.50%, 06/02/41	135,000	170,100

		6,227,793

Netherlands — 2.0%
Clondalkin Acquisition BV
2.18%, 12/15/13 144A(E)†	66,000	83,415
EDP Finance BV
4.75%, 09/26/16(E)	300,000	410,467
6.00%, 02/02/18 144A	200,000	210,698
4.90%, 10/01/19 144A	1,100,000	1,096,408
Indosat Palapa Co. BV
7.38%, 07/29/20	100,000	114,000
7.38%, 07/29/20 144AΔ	100,000	114,000
Lukoil International Finance BV
6.36%, 06/07/17	200,000	229,800
6.66%, 06/07/22Δ	270,000	330,075
LyondellBasell Industries NV
5.75%, 04/15/24Δ	260,000	306,800
OI European Group BV
6.88%, 03/31/17 144A(E)	100,000	137,276
Polish Television Holding BV
11.25%,
05/15/17 STEP 144A(E)	125,000	180,669
Swiss Reinsurance Co. Via ELM BV
5.25%, 05/29/49(E)†Δ	400,000	543,281
UPC Holding BV
8.00%, 11/01/16(E)	154,000	210,795
VimpelCom Holdings BV
7.50%, 03/01/22 144A	200,000	229,750
Ziggo Bond Co. BV
8.00%, 05/15/18 144A(E)	250,000	364,638

		4,562,072

Norway — 0.7%
Norway Government Bond
5.00%, 05/15/15(K)	355,000	69,126
4.25%, 05/19/17(K)	8,060,000	1,619,075

		1,688,201

	Par	Value

Panama — 0.2%
AES El Salvador Trust
6.75%, 02/01/16Δ	$100,000	$103,750
Panama Government International Bond
7.25%, 03/15/15	1,000	1,124
6.70%, 01/26/36Δ	201,000	286,425

		391,299

Peru — 0.8%
Peru Government Bond
7.84%, 08/12/20(P)	2,116,000	1,046,850
Peruvian Government International Bond
7.35%, 07/21/25	40,000	58,160
8.75%, 11/21/33Δ	389,000	677,833
6.55%, 03/14/37	8,000	11,600

		1,794,443

Philippines — 0.1%
Philippine Government International Bond
4.00%, 01/15/21	200,000	225,000

Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT
4.80%, 06/15/20(E)	50,000	59,202
3.85%, 04/15/21(E)	150,000	163,201

		222,403

Russia — 0.8%
Russian Foreign Bond
7.50%, 03/31/30 STEPΔ	932,325	1,199,343
5.63%, 04/04/42	600,000	747,000

		1,946,343

South Africa — 1.1%
Edcon Proprietary, Ltd.
3.43%, 06/15/14(E)†	320,000	407,603
South Africa Government Bond
10.50%, 12/21/26(S)	14,779,811	2,236,723

		2,644,326

Spain — 0.1%
Santander Issuances SA Unipersonal
5.91%, 06/20/16 144A	100,000	102,979
Telefonica Emisiones SAU
5.13%, 04/27/20	75,000	79,031

		182,010

Supranational — 0.7%
Inter-American Development Bank
4.97%, 09/23/13(N)Ω†	15,900,000,000	1,591,732

Sweden — 0.1%
Corral Petroleum Holdings AB
15.00%,
12/31/17 PIK 144A(E)	164,020	190,702

Trinidad And Tobago — 0.1%
Petroleum Co. of Trinidad &
Tobago, Ltd.
9.75%, 08/14/19 144AΔ	240,000	321,360

140	See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Turkey — 0.3%
Turkey Government International Bond
7.50%, 07/14/17	$100,000	$122,095
7.00%, 03/11/19	100,000	124,725
6.25%, 09/26/22	345,000	430,905
6.88%, 03/17/36	73,000	98,824

		776,549

United Arab Emirates — 0.8%
DP World, Ltd.
6.85%, 07/02/37 144A	1,500,000	1,764,375

United Kingdom — 2.7%
Anglian Water Osprey Financing PLC
7.00%, 01/31/18(U)	160,000	282,916
Barclays Bank PLC
6.00%, 01/23/18(E)Δ	450,000	674,912
Boparan Finance PLC
9.88%, 04/30/18 144A(U)	100,000	184,985
HBOS PLC
6.75%, 05/21/18 144A	500,000	540,625
6.00%, 11/01/33 144A	1,360,000	1,242,999
HSBC Holdings PLC
6.00%, 06/10/19(E)	270,000	432,401
Lloyds TSB Bank PLC
6.50%, 03/24/20(E)	326,000	492,759
Phones4u Finance PLC
9.50%, 04/01/18 144A(U)	130,000	221,738
Priory Group No. 3 PLC
8.88%, 02/15/19(U)	100,000	168,131
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	496,811
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	279,290	498,562
Thames Water Kemble Finance PLC
7.75%, 04/01/19(U)	160,000	282,981
Vedanta Resources PLC
8.75%, 01/15/14	210,000	221,550
6.75%, 06/07/16 144AΔ	200,000	211,500
Virgin Media Finance PLC
5.13%, 02/15/22(U)Δ	250,000	413,221

		6,366,091

Venezuela — 1.2%
Venezuela Government International Bond
8.50%, 10/08/14Δ	26,000	26,728
5.75%, 02/26/16Δ	1,153,000	1,103,997
7.75%, 10/13/19	360,000	341,100
9.25%, 09/15/27Δ	1,154,000	1,159,770
9.38%, 01/13/34Δ	207,000	205,965

		2,837,560

Virgin Islands (British) — 0.1%
GTL Trade Finance, Inc.
7.25%, 10/20/17 144AΔ	189,000	219,240

Total Foreign Bonds (Cost $91,570,348)		99,162,275

	Par	Value
LOAN AGREEMENTS — 0.0%
El Pollo Loco, Inc.
9.25%, 07/14/17†	$29,550	$30,363
Trico Shipping AS,
Tranche A
10.00%, 05/13/14†@	18,802	18,708
Trico Shipping AS, Tranche B
1.00% - 10.00%, 05/13/14†	33,104	32,938

Total Loan Agreements (Cost $80,782)		82,009

MORTGAGE-BACKED SECURITIES — 4.6%
Credit Suisse Mortgage Capital Certificates
5.70%, 09/15/40†	220,000	254,937
Federal Home Loan Mortgage Corporation
3.50%, 08/01/42	297,157	317,169
Federal National Mortgage Association
3.00%, 01/01/26 TBA	1,100,000	1,161,016
3.50%, 01/01/41 TBA	4,600,000	4,904,211
3.00%, 01/01/43 TBA	1,900,000	1,990,844
Government National Mortgage Association
3.50%, 01/01/41 TBA	100,000	108,633
4.50%, 01/01/41 TBA	400,000	437,937
3.00%, 01/01/43 TBA	1,400,000	1,488,297

Total Mortgage-Backed Securities (Cost $10,531,375)		10,663,044

MUNICIPAL BOND — 0.2%
State of Illinois, General Obligation
5.10%, 06/01/33
(Cost $331,315)	435,000	430,720

	Number of Contracts

PURCHASED OPTIONS — 0.1%
Call Options — 0.1%
U.S. Dollar vs. European Currency Unit, Strike Price
$1.25, Expires 02/05/13
(DEUT)	78,620	4,513
U.S. Dollar vs. Japanese Yen, Strike Price $83.00, Expires
02/15/13 (JPM)	56,200	246,847

		251,360

Total Purchased Options (Cost $88,249)		251,360

	Par

U.S. TREASURY OBLIGATIONS — 9.6%
U.S. Treasury Bonds
3.50%, 02/15/39‡‡	$2,360,000	2,668,275
4.25%, 05/15/39	40,000	51,037
4.63%, 02/15/40	140,000	189,175
3.88%, 08/15/40	30,000	36,061

		2,944,548

See Notes to Financial Statements.	141

	Par	Value
U.S. Treasury Notes
1.00%, 05/15/14	$10,000	$10,109
2.63%, 07/31/14	50,000	51,889
0.25%, 08/31/14	2,255,000	2,255,970
0.25%, 09/30/14	5,100,000	5,101,994
2.38%, 09/30/14	110,000	114,099
0.25%, 10/31/14	2,860,000	2,861,118
0.13%, 12/31/14	2,780,000	2,773,484
1.25%, 08/31/15	90,000	92,201
0.25%, 10/15/15	2,310,000	2,305,128
0.38%, 11/15/15	2,855,000	2,858,123
0.25%, 12/15/15	620,000	618,256
0.75%, 10/31/17	20,000	20,069
1.25%, 10/31/19	110,000	110,928
2.00%, 02/15/22	120,000	124,116
1.63%, 08/15/22	150,000	149,039

		19,446,523

Total U.S. Treasury Obligations (Cost $21,918,907)		22,391,071

	Shares
COMMON STOCKS — 1.1%
Healthcare — 0.2%
Bristol-Myers Squibb Co.	15,400	501,886

Materials & Processing — 0.3%
Nortek, Inc.*	36	2,385
PPG Industries, Inc.	5,751	778,398
Rock-Tenn Co. Class A	183	12,794

		793,577

Technology — 0.4%
Corning, Inc.	70,534	890,139

Utilities — 0.2%
Dynegy, Inc.Δ*	21,785	416,747

Total Common Stocks (Cost $2,132,029)		2,602,349

FOREIGN COMMON STOCKS — 0.6%
Netherlands — 0.2%
Royal Dutch Shell PLC ADRΔ	6,443	444,245

Norway — 0.1%
Deep Ocean Group Holding+@	8,860	179,619

Spain — 0.3%
Repsol SA ADRΔ	15,820	330,638
Telefonica SA ADRΔ	22,180	299,208

		629,846

Total Foreign Common Stocks (Cost $1,283,346)		1,253,710

	Shares	Value
PREFERRED STOCKS — 1.2%
Ally Financial, Inc.
CONV 144AΔ	400	$392,862
Bank of America
Corporation CONV*	602	683,270
El Paso Energy
Capital Trust I CONVΔ	500	27,600
Lucent Technologies
Capital Trust I CONV	1,891	1,568,906

Total Preferred Stocks (Cost $2,102,198)		2,672,638

RIGHTS/WARRANTS — 0.0%
Charter Communications, Inc.
(Cost $48,002)	110	2,997

MONEY MARKET FUNDS — 26.6%
GuideStone Money Market
Fund (GS4 Class)¥	25,903,040	25,903,040
Northern Institutional Liquid
Assets Portfolio§	36,111,093	36,111,093

Total Money Market Funds (Cost $62,014,133)		62,014,133

TOTAL INVESTMENTS — 118.6% (Cost $255,775,294)		276,093,949

Liabilities in Excess of Other Assets — (18.6)%		(43,238,334)

NET ASSETS — 100.0%		$232,855,615

PORTFOLIO SUMMARY (based on net assets)

	%
Foreign Bonds	42.6
Corporate Bonds	32.0
Money Market Funds	26.6
U.S. Treasury Obligations	9.6
Mortgage-Backed Securities	4.6
Preferred Stocks	1.2
Common Stocks	1.1
Foreign Common Stocks	0.6
Municipal Bond	0.2
Purchased Options	0.1
Loan Agreements	—	**
Rights/Warrants	—	**
Forward Foreign Currency Contracts	(3.4)
Futures Contracts	(5.1)

	110.1

**	Rounds to less than 0.005%.

142	See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$2,602,349	$2,599,964	$—	$2,385
Corporate Bonds	74,567,643	—	69,876,379	4,691,264
Foreign Bonds	99,162,275	—	97,289,825	1,872,450
Foreign Common Stocks	1,253,710	1,074,091	—	179,619
Loan Agreements	82,009	—	51,646	30,363
Money Market Funds	62,014,133	62,014,133	—	—
Mortgage-Backed Securities	10,663,044	—	10,663,044	—
Municipal Bond	430,720	—	430,720	—
Preferred Stocks	2,672,638	2,279,776	—	392,862
Purchased Options	251,360	—	251,360	—
U.S. Treasury Obligations	22,391,071	—	22,391,071	—
Rights/Warrants	2,997	2,997	—	—

Total Assets - Investments in Securities	$276,093,949	$67,970,961	$200,954,045	$7,168,943

Other Financial Instruments***
Futures Contracts	$74,491	$74,491	$—	$—

Total Assets - Other Financial Instruments	$74,491	$74,491	$—	$—

Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,206,112)	$—	$(1,206,112)	$—

Total Liabilities - Other Financial Instruments	$(1,206,112)	$—	$(1,206,112)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

The unobservable inputs used in the fair value measurement of the reporting entity’s common stock, corporate bonds, foreign bonds, foreign common stock, loan agreement and preferred stock are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

See Notes to Financial Statements.	143

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Common Stock	Corporate Bonds	Foreign Bonds	Foreign Common Stock	Loan Agreement	Preferred Stock	Rights/ Warrants
Balance, 12/31/11	$147,752	$—	$—	$8,252	$130,685	$—	$—	$8,815
Accrued discounts/premiums	—	—	—	—	—	—	—	—
Realized gain (loss)(1)	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)(2)	130,781	—	92,313	(1,651)	48,934	—	—	(8,815)
Purchases	1,704,999	—	1,704,999	—	—	—	—	—
Sales	—	—	—	—	—	—	—	—
Transfers in to Level 3(3)	5,185,411	2,385	2,893,952	1,865,849	—	30,363	392,862	—
Transfers out of Level 3	—	—	—	—	—	—	—	—
Maturities	—	—	—	—	—	—	—	—
Paydowns	—	—	—	—	—	—	—	—

Balance, 12/31/12	$7,168,943	$2,385	$4,691,264	$1,872,450	$179,619	$30,363	$392,862	$—

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from investment securities.

(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on investment securities.

(3)

Transfers into Level 3 represent the value of securities at December 31, 2012 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

144	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2012

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,236,905,789	$803,395,705
Investments in repurchase agreements, at value	—	69,800,000
Investments in securities of affiliated issuers, at value	—	16,500,802

Total investments (1)(2)	1,236,905,789	889,696,507
Cash	286	1,387,121
Cash collateral for derivatives	—	495,000
Foreign currency(3)	—	511,286
Receivables:
Dividends and reclaims	—	205
Interest	308,191	3,550,076
Securities lending	—	5,147
Investment securities sold	—	31,913,071
Maturities	—	44,582
Fund shares sold	7,022,378	513,991
Variation margin on financial futures contracts	—	4,232
Unrealized appreciation on foreign currency exchange contracts	—	325,179
Unrealized appreciation on swap agreements	—	2,530,446
Prepaid expenses and other assets	44,578	26,285

Total Assets	1,244,281,222	931,003,128

Liabilities
TBA sale commitments, at value (4)	—	15,132,344
Options written at value (5)	—	473,915
Unrealized depreciation on foreign currency exchange contracts	—	1,882,225
Unrealized depreciation on swap agreements	—	196,163
Collateral held for securities on loan at value	—	37,397,181
Collateral held for derivatives	—	1,660,000
Payables:
Investment securities purchased	—	59,774,515
Fund shares redeemed	5,558,958	5,500
Variation margin on exchange traded swaps	—	419,662
Variation margin on financial futures contracts	—	2,229
Distributions	6,431	—
Securities lending	—	1,029
Accrued expenses:
Investment advisory fees	167,482	177,598
Shareholder servicing fees	66,057	136,373
Other expenses	62,772	118,977

Total Liabilities	5,861,700	117,377,711

Net Assets	$1,238,419,522	$813,625,417

Net Assets Consist of:
Paid-in-capital	$1,238,406,947	$806,924,098
Undistributed (distributions in excess of) net investment income	—	281,687
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency translations and derivative transactions	12,575	115,947
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	6,303,685

Net Assets	$1,238,419,522	$813,625,417

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$106,663,742	$135,525,869

GS2 shares outstanding	106,658,389	15,566,000

Net asset value, offering and redemption price per GS2 share	$1.00	$8.71

Net assets applicable to the GS4 Class	$1,131,755,780	$678,099,548

GS4 shares outstanding	1,131,713,911	50,173,212

Net asset value, offering and redemption price per GS4 share	$1.00	$13.52

(1) Investments in securities of unaffiliated issuers, at cost	$1,236,905,789	$796,427,841
Investmentsin repurchase agreements, at cost	—	69,800,000
Investmentsin securities of affiliated issuers, at cost	—	16,500,802

Total investments at cost	$1,236,905,789	$882,728,643

(2) Includes securities loaned of:	$—	$36,327,987

(3) Foreign currency at cost	$—	$513,319

(4) TBA sale commitments at cost	$—	$15,115,625

(5) Premiums received on options written	$—	$586,250

See Notes to Financial Statements.	145

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Inflation Protected Bond Fund	Global Bond Fund

$910,147,483	$483,115,312	$173,665,106	$250,190,909
67,200,000	—	—	—
74,103,756	17,748,920	22,757,052	25,903,040

1,051,451,239	500,864,232	196,422,158	276,093,949
958,499	16,310	—	129,378
884,966	—	—	500,000
1,083,700	—	—	580,733
623	145	153	19,602
4,910,861	5,272,291	787,698	2,991,896
6,382	4,184	—	6,528
69,611,968	—	518,039	232,864
447	—	—	—
74,320	103,979	104,265	93,484
60,828	—	71,547	32,328
677,386	—	—	189,231
3,967,359	—	—	—
25,059	17,543	11,907	18,994

1,133,713,637	506,278,684	197,915,767	280,888,987

10,568,750	—	—	—
567,726	—	—	—
2,223,195	—	—	1,395,343
756,063	—	—	—
51,587,361	34,681,684	—	36,111,093
1,585,000	—	—	—
192,770,932	—	—	10,324,444
210,353	300,708	24,552	11,338
362,243	—	—	—
51,574	—	—	—
—	—	—	—
1,277	837	—	1,305
236,793	178,512	48,846	84,033
125,740	78,281	40,061	46,847
156,121	65,507	40,012	58,969

261,203,128	35,305,529	153,471	48,033,372

$872,510,509	$470,973,155	$197,762,296	$232,855,615

$844,713,156	$401,055,442	$184,697,103	$224,649,832
785,897	(661)	11,998	(192,456)

(661,707)	2,801,138	748,794	(10,818,906)

27,673,163	67,117,236	12,304,401	19,217,145

$872,510,509	$470,973,155	$197,762,296	$232,855,615

$251,565,379	$86,267,776	N/A	N/A

34,388,646	13,568,009	N/A	N/A

$7.32	$6.36	N/A	N/A

$620,945,130	$384,705,379	$197,762,296	$232,855,615

42,306,572	20,703,990	17,574,725	22,441,410

$14.68	$18.58	$11.25	$10.38

$883,454,877	$416,004,216	$161,487,290	$229,872,254
67,200,000	—	—	—
74,103,756	17,748,920	22,757,052	25,903,040

$1,024,758,633	$433,753,136	$184,244,342	$255,775,294

$50,308,882	$33,706,223	$—	$35,007,811

$1,079,933	$—	$—	$579,184

$10,529,531	$—	$—	$—

$702,140	$—	$—	$—

146	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2012

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	—	3,135
Interest	3,647,682	15,948,235
Securities lending	2,239	70,602
Less foreign taxes withheld	—	—

Total Investment Income	3,649,921	16,021,972

Expenses
Investment advisory fees	2,008,874	2,647,608
Transfer agent fees:
GS2 shares	4,128	4,155
GS4 shares	41,877	27,528
Custodian fees	28,705	103,676
Shareholder servicing fees:
GS4 shares	2,845,771	1,575,347
Accounting and administration fees	271,549	273,789
Professional fees	48,019	73,217
Blue sky fees:
GS2 shares	4,654	3,686
GS4 shares	35,706	17,575
Shareholder reporting fees:
GS2 shares	830	766
GS4 shares	44,440	18,609
Trustee expenses	14,899	9,507
Line of credit facility fees	14,610	8,772
Other expenses	40,935	47,137

Total expenses	5,404,997	4,811,372
Expenses waived/reimbursed net of amount recaptured(1)	(1,981,302)	(620,273)

Net expenses	3,423,695	4,191,099

Net Investment Income	226,226	11,830,873

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	43,215	3,176,951
Investment securities sold short	—	(406,553)
Futures transactions	—	(397,974)
Swap agreements	—	233,263
Option contracts written	—	103,021
Option contracts purchased	—	(88,529)
Foreign currency transactions	—	(1,358,375)

Net realized gain (loss)	43,215	1,261,804

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	21,298,074
Investment securities sold short	—	135,937
Futures	—	71,844
Swap agreements	—	(566,573)
Option contracts written	—	79,735
Option contracts purchased	—	(7,689)
Foreign currency translation	—	(2,451,556)

Net change in unrealized appreciation (depreciation)	—	18,559,772

Net Realized and Unrealized Gain	43,215	19,821,576

Net Increase in Net Assets Resulting from Operations	$269,441	$31,652,449

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	147

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Inflation Protected Bond Fund	Global Bond Fund

$192,126	$20,096	$—	$355,012
9,099	1,154	1,117	2,648
25,197,963	23,026,447	4,385,134	9,881,969
80,506	43,123	4,340	76,224
—	—	—	(7,999)

25,479,694	23,090,820	4,390,591	10,307,854

3,805,863	2,071,683	563,263	921,054

4,145	4,057	—	—
29,141	28,891	23,169	19,995
202,305	24,713	24,503	44,018

1,604,023	871,432	428,886	472,466
362,063	130,835	43,671	109,044
73,137	59,320	50,691	61,264

3,704	3,641	—	—
17,092	16,048	25,433	16,459

747	529	—	—
21,504	21,297	11,490	5,453
10,908	5,880	3,079	3,270
10,306	4,890	1,962	2,089
108,446	15,486	9,329	30,675

6,253,384	3,258,702	1,185,476	1,685,787
(904,834)	(109,541)	(26,120)	(61,681)

5,348,550	3,149,161	1,159,356	1,624,106

20,131,144	19,941,659	3,231,235	8,683,748

16,787,134	15,673,759	4,838,723	2,606,267
(451,934)	—	—	—
62,384	—	230,578	(195,251)
706,268	—	—	—
290,292	—	—	—
(230,457)	—	—	(688)
262,902	(48,780)	—	733,757

17,426,589	15,624,979	5,069,301	3,144,085

29,808,206	26,213,310	1,796,164	12,595,248
20,390	—	—	—
(111,957)	—	160,016	65,464
1,391,357	—	—	—
86,340	—	—	—
(34,152)	—	—	163,111
(979,781)	21,277	3,181	(1,924,559)

30,180,403	26,234,587	1,959,361	10,899,264

47,606,992	41,859,566	7,028,662	14,043,349

$67,738,136	$61,801,225	$10,259,897	$22,727,097

148	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund

	For the Year Ended

	12/31/12	12/31/11
Operations:
Net investment income	$226,226	$236,938
Net realized gain on investment securities, foreign currency transactions and derivative transactions	43,215	6,991
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	—	—

Net increase in net assets resulting from operations	269,441	243,929

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(107,325)	(112,938)
GS4 shares	(118,901)	(124,000)
Distributions from net realized capital gains
GS2 shares	(2,502)	(1,243)
GS4 shares	(28,176)	(12,969)

Total dividends and distributions	(256,904)	(251,150)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	83,682,824	154,616,809
GS4 shares	3,411,426,687	3,912,748,853
Reinvestment of dividends and distributions
GS2 shares	96,490	100,970
GS4 shares	73,574	61,686

Total proceeds from shares sold and reinvested	3,495,279,575	4,067,528,318

Value of shares redeemed
GS2 shares	(93,414,476)	(157,730,463)
GS4 shares	(3,441,385,826)	(3,931,314,442)

Total value of shares redeemed	(3,534,800,302)	(4,089,044,905)

Net increase (decrease) from capital share transactions(1)	(39,520,727)	(21,516,587)

Total increase (decrease) in net assets	(39,508,190)	(21,523,808)

Net Assets:
Beginning of Year	1,277,927,712	1,299,451,520

End of Year*	$1,238,419,522	$1,277,927,712

*Including undistributed (distributions in excess of) net investment income	$—	$38

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.	149

Low-Duration Bond Fund		Medium-Duration Bond Fund

For the Year Ended		For the Year Ended

12/31/12	12/31/11	12/31/12	12/31/11

$11,830,873	$12,392,085	$20,131,144	$23,025,976

1,261,804	5,973,137	17,426,589	18,058,795

18,559,772	(6,790,004)	30,180,403	14,043,152

31,652,449	11,575,218	67,738,136	55,127,923

(3,309,118)	(3,504,911)	(9,108,772)	(11,027,359)
(9,695,948)	(9,679,718)	(11,859,266)	(14,780,466)

(380,466)	(435,539)	(6,691,198)	(4,078,282)
(1,245,870)	(1,363,124)	(8,571,353)	(5,778,384)

(14,631,402)	(14,983,292)	(36,230,589)	(35,664,491)

15,089,463	16,099,588	25,136,437	21,121,078
136,297,000	78,836,387	67,278,339	64,360,174

3,678,833	3,936,833	15,787,476	15,099,539
10,939,056	11,038,772	20,426,709	20,555,211

166,004,352	109,911,580	128,628,961	121,136,002

(7,405,946)	(24,039,673)	(19,481,717)	(44,591,542)
(106,169,179)	(46,883,049)	(132,385,936)	(82,217,273)

(113,575,125)	(70,922,722)	(151,867,653)	(126,808,815)

52,429,227	38,988,858	(23,238,692)	(5,672,813)

69,450,274	35,580,784	8,268,855	13,790,619

744,175,143	708,594,359	864,241,654	850,451,035

$813,625,417	$744,175,143	$872,510,509	$864,241,654

$281,687	$1,213,905	$785,897	$(1,003,403)

150	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund

	For the Year Ended

	12/31/12	12/31/11
Operations:
Net investment income	$19,941,659	$20,862,046
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	15,624,979	16,889,053
Net change in unrealized appreciation on investment securities, foreign currency translations and derivative transactions	26,234,587	11,984,957

Net increase in net assets resulting from operations	61,801,225	49,736,056

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(7,919,753)	(7,964,758)
GS4 shares	(12,163,609)	(13,885,510)
Distributions from net realized capital gains
GS2 shares	(5,298,065)	(6,179,790)
GS4 shares	(8,532,365)	(10,868,828)

Total dividends and distributions	(33,913,792)	(38,898,886)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	11,430,897	9,682,470
GS4 shares	63,160,350	58,099,153
Reinvestment of dividends and distributions
GS2 shares	13,205,389	14,128,478
GS4 shares	20,684,630	24,748,569

Total proceeds from shares sold and reinvested	108,481,266	106,658,670

Value of shares redeemed
GS2 shares	(11,242,800)	(17,170,249)
GS4 shares	(59,622,352)	(105,356,290)

Total value of shares redeemed	(70,865,152)	(122,526,539)

Net increase (decrease) from capital share transactions(1)	37,616,114	(15,867,869)

Total increase (decrease) in net assets	65,503,547	(5,030,699)

Beginning of Period
Beginning of Year	405,469,608	410,500,307

End of Year*	$470,973,155	$405,469,608

*Including undistributed (distributions in excess of) net investment income	$(661)	$106,406

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.	151

Inflation Protected Bond Fund		Global Bond Fund

For the Year Ended		For the Year Ended

12/31/12	12/31/11	12/31/12	12/31/11

$3,231,235	$3,531,837	$8,683,748	$8,725,553

5,069,301	3,591,541	3,144,085	(2,617,065)

1,959,361	7,829,782	10,899,264	999,234

10,259,897	14,953,160	22,727,097	7,107,722

—	—	—	—
(3,186,492)	(3,711,792)	(10,523,011)	(8,997,511)

—	—	—	—
(6,129,916)	(2,460,477)	—	—

(9,316,408)	(6,172,269)	(10,523,011)	(8,997,511)

—	—	—	—
52,030,483	75,023,418	51,652,945	31,454,693

—	—	—	—
9,312,059	6,171,549	10,522,963	8,996,898

61,342,542	81,194,967	62,175,908	40,451,591

—	—	—	—
(27,679,464)	(34,645,081)	(11,691,609)	(29,464,225)

(27,679,464)	(34,645,081)	(11,691,609)	(29,464,225)

33,663,078	46,549,886	50,484,299	10,987,366

34,606,567	55,330,777	62,688,385	9,097,577

163,155,729	107,824,952	170,167,230	161,069,653

$197,762,296	$163,155,729	$232,855,615	$170,167,230

$11,998	$(33,249)	$(192,456)	$453,534

152	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross(1)	Investment Income, Net(2)	Portfolio Turnover Rate
Money Market Fund

GS2 Class
2012	$ 1.00	$ —	†#	$ —	†	$ — †	$ —	†	$ 1.00	0.10%	$106,664	0.18%	0.20%	0.10%	N/A
2011	1.00	—	†#	—	†	— †	—	†	1.00	0.10	116,298	0.18	0.19	0.09	N/A
2010	1.00	—	†	—	†	— †	—	†	1.00	0.18	119,311	0.17	0.18	0.17	N/A
2009	1.00	—	†	—	†	— †	—	†	1.00	0.47	133,323	0.23(3)	0.23(3)	0.49	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.95	171,739	0.20	0.20	2.86	N/A
GS4 Class
2012	$ 1.00	$ —	†#	$ —	†	$ — †	$ —	†	$ 1.00	0.01%	$1,131,756	0.27%	0.44%	0.01%	N/A
2011	1.00	—	†#	—	†	— †	—	†	1.00	0.01	1,161,630	0.27	0.42	0.01	N/A
2010	1.00	—	†	—	†	— †	—	†	1.00	0.02	1,180,141	0.33	0.37	0.01	N/A
2009	1.00	—	†	—	†	— †	—	†	1.00	0.29	1,064,934	0.41(3)	0.43(3)	0.28	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.75	970,146	0.40(3)	0.40(3)	2.72	N/A

Low-Duration Bond Fund

GS2 Class
2012	$ 8.59	$0.15	#	$0.22(4)		$(0.22)	$(0.03)		$ 8.71	4.35%	$135,526	0.36%	0.41%	1.68%	228%
2011	8.70	0.16	#	(0.01	)(4)	(0.23)	(0.03)		8.59	1.77	122,462	0.36	0.42	1.84	221
2010	8.70	0.20	#	0.17		(0.28)	(0.09)		8.70	4.35	128,143	0.36	0.41	2.27	257
2009	8.11	0.29	#	0.69		(0.39)	—		8.70	12.29	115,741	0.36	0.42	3.47	322
2008	8.90	0.36	#	(0.60)		(0.55)	—		8.11	(2.76)	105,223	0.36	0.41	4.19	427
GS4 Class
2012	$13.20	$0.20	#	$0.35(4)		$(0.20)	$(0.03)		$13.52	4.15%	$678,099	0.57%	0.65%	1.47%	228%
2011	13.23	0.22	#	(0.01	)(4)	(0.21)	(0.03)		13.20	1.58	621,713	0.55	0.65	1.64	221
2010	13.04	0.28	#	0.26		(0.26)	(0.09)		13.23	4.20	580,452	0.52	0.61	2.11	257
2009	11.99	0.42	#	1.00		(0.37)	—		13.04	11.97	569,316	0.52	0.62	3.30	322
2008	12.88	0.51	#	(0.87)		(0.53)	—		11.99	(2.84)	515,996	0.52	0.61	4.03	427

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.
(3)	The Money Market Fund participated in the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund bore the expense of its participation in the Program without regard to any expense limitation in effect. The Program expired on September 18, 2009.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.	153

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross(1)	Invest- ment Income, Net(2)	Portfolio Turnover Rate
Medium-Duration Bond Fund

GS2 Class
2012	$7.24	$0.17	#	$0.39(3)		$(0.28)	$(0.20)	$—	$7.32	7.93%	$251,565	0.48%	0.51%	2.32%	570%
2011	7.25	0.20	#	0.27(3)		(0.35)	(0.13)	—	7.24	6.56	228,024	0.48	0.52	2.76	609
2010	7.47	0.25	#	0.40		(0.41)	(0.46)	—	7.25	8.86	236,369	0.48	0.49	3.21	487
2009	7.13	0.31	#	0.85		(0.51)	(0.31)	—	7.47	17.07	139,917	0.48	0.51	4.17	427
2008	8.42	0.40	#	(0.72)		(0.65)	(0.32)	—	7.13	(3.88)	112,240	0.47	0.48	5.07	566
GS4 Class
2012	$14.07	$0.32	#	$0.75(3)		$(0.26)	$(0.20)	$—	$14.68	7.68%	$620,945	0.63%	0.75%	2.18%	570%
2011	13.65	0.37	#	0.51(3)		(0.33)	(0.13)	—	14.07	6.49	636,218	0.61	0.75	2.62	609
2010	13.36	0.43	#	0.71		(0.39)	(0.46)	—	13.65	8.65	614,082	0.58	0.68	3.11	487
2009	12.16	0.53	#	1.48		(0.50)	(0.31)	—	13.36	16.97	868,800	0.58	0.70	4.08	427
2008	13.64	0.65	#	(1.18)		(0.63)	(0.32)	—	12.16	(3.89)	738,610	0.58	0.67	4.96	566

Extended-Duration Bond Fund

GS2 Class
2012	$6.48	$0.31	#	$0.64(3)		$(0.65)	$(0.42)	$—	$6.36	15.41%	$86,268	0.52%	0.53%	4.68%	27%
2011	6.93	0.37	#	0.49(3)		(0.74)	(0.57)	—	6.48	13.33	74,591	0.54	0.55	5.32	41
2010	7.01	0.40	#	0.43		(0.80)	(0.11)	—	6.93	12.25	72,741	0.53	0.53	5.60	39
2009	6.31	0.44	#	1.04		(0.76)	(0.02)	—	7.01	25.27	67,699	0.53	0.53	6.78	41
2008	7.95	0.47	#	(1.11)		(0.85)	(0.15)	—	6.31	(8.12)	64,834	0.52	0.52	6.66	40
GS4 Class
2012	$17.08	$0.81	#	$1.72(3)		$(0.61)	$(0.42)	$—	$18.58	15.06%	$384,705	0.75%	0.78%	4.45%	27%
2011	16.28	0.86	#	1.22(3)		(0.71)	(0.57)	—	17.08	13.14	330,879	0.73	0.78	5.13	41
2010	15.34	0.88	#	0.94		(0.77)	(0.11)	—	16.28	12.05	337,760	0.69	0.72	5.43	39
2009	12.97	0.91	#	2.22		(0.74)	(0.02)	—	15.34	24.97	392,962	0.69	0.73	6.60	41
2008	15.20	0.90	#	(2.15)		(0.83)	(0.15)	—	12.97	(8.28)	357,073	0.69	0.71	6.45	40

Inflation Protected Bond Fund

GS4 Class
2012	$11.16	$0.21	#	$0.46(3)		$(0.20)	$(0.38)	$—	$11.25	6.06%	$197,762	0.65%	0.66%	1.80%	94%
2011	10.43	0.29	#	0.94(3)		(0.31)	(0.19)	—	11.16	12.00	163,156	0.66	0.68	2.65	114
2010	10.32	0.20	#	0.40		(0.21)	(0.28)	—	10.43	5.82	107,825	0.65	0.66	1.90	113
2009(4)	10.00	0.19	#	0.32		(0.18)	(0.01)	—	10.32	5.12	87,994	0.67	0.70	3.53	55

Global Bond Fund

GS4 Class
2012	$9.73	$0.45	#	$0.74(3)		$(0.54)	$—	$—	$10.38	12.52%	$232,856	0.83%	0.86%	4.41%	64%
2011	9.83	0.51	#	(0.09	)(3)	(0.52)	—	—	9.73	4.35	170,167	0.86	0.88	5.09	68
2010	9.36	0.52	#	0.51		(0.56)	—	—	9.83	11.29	161,070	0.79	0.81	5.40	40
2009	7.34	0.56	#	2.07		(0.61)	—	—	9.36	37.35	221,555	0.79	0.81	6.81	96
2008	10.14	0.64	#	(2.59)		(0.75)	(0.10)	—	7.34	(20.28)	167,465	0.78	0.80	7.20	176

#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was June 26, 2009. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

154	See Notes to Financial Statements.

Defensive Market Strategies Fund

The Defensive Market Strategies Fund combined multiple strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.

The Fund met its investment objective during 2012, one in which equity markets climbed the infamous “wall of worry” and provided solid performance results in the face of daunting macroeconomic and fiscal policy concerns. The Fund’s benchmark index, the S&P 500® Index, posted a return of 16.00% for the year as compared to the Fund’s 8.57% return net of fees. The lower capital appreciation of the Fund, relative to that of the S&P 500® Index, was mostly a reflection of the materially lower market sensitivity of the Fund compared to the S&P 500® Index.

The Fund provided lower sensitivity to market movements, thus reducing Fund volatility and helping ensure that the Fund experienced less significant drawdowns during market sell-offs. The Fund provided significant protection during the three negative months for large-cap equities, outperforming the S&P 500® Index by 5.00% when comparing performance over the months of April, May and October when the S&P 500® Index fell in value by 8.32%. Due to the Fund’s defensive posture, the Fund had been expected to participate to a lesser degree in strong market rallies. This was the case in the first and third quarters of the year, when the market generated outsized returns (S&P 500® Index was up 12.59% and 6.35%, respectively during these quarters), and the Fund posted a return of almost 9% in total during those two quarters.

All of the underlying investment strategies underperformed the S&P 500® Index for the year, which should generally characterize performance of the portfolio in very strong up years for equities like the one experienced in 2012. The largest laggard to performance was the equity long/short investment strategy, whose conservative positioning, characterized by low net market exposure, along with poor security selection within its long equity positioning led to muted investment performance for the year. The Fund’s strategic exposure to convertible bonds also lagged the market during the year, despite a strong fourth quarter rally in convertibles that brought performance up into the low-double digits. The two best performing strategies were the higher yielding and defensively postured long-only equity strategies, although their performance lagged the returns of the S&P 500® Index as an emphasis on quality versus higher beta detracted from relative results.

In terms of the underlying dynamics of equity market performance, companies with lower quality and higher price-to-earnings characteristics generally outperformed during the year. This factor contributed negatively to the relative performance of the Fund, which generally emphasized quality and stability themes for most of its long-only equity exposure. From a sector perspective, poor security selection within the two best performing sectors of the year, financial services and consumer discretionary, detracted most from relative performance.

Some of the strategies utilized derivative instruments during the year. Currency forwards were utilized in an effort to hedge foreign currency risk associated with non-U.S. dollar investments. Overall, these positions had a marginally positive contribution to benchmark relative performance. In addition, some call and put options were utilized (all options being fully covered), to reduce the risk associated with long-only equity positions. These positions contributed negatively, although marginally, to the Fund’s performance.

This Fund may be suitable for investors who have a medium - to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Convertible securities valuations generally are more closely aligned with a company’s bonds than common stock. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund to generally decline faster than it would otherwise.

Please see page 166 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Defensive Market Strategies Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	8.93%	8.57%	16.00%
Since Inception	8.62%	8.28%	15.08%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.11%	1.35%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
COMMON STOCKS — 53.9%
Consumer Discretionary — 5.8%
Advance Auto Parts, Inc.	1,000	$72,350
Aeropostale, Inc.Δ*	6,260	81,443
Amazon.com, Inc.*	3,900	979,446
American Eagle Outfitters, Inc.	8,900	182,539
Apollo Group, Inc. Class A*	16,230	339,532
AutoZone, Inc.Δ*	2,230	790,379
Bed Bath & Beyond, Inc.*	1,900	106,229
Best Buy Co., Inc.	15,940	188,889
Big Lots, Inc.*	4,400	125,224
Buckle, Inc. (The)	300	13,392
CBS Corporation Class B	19,910	757,576
Children’s Place Retail Stores, Inc. (The)*	2,470	109,396
Chipotle Mexican Grill, Inc.*	700	208,222
Coldwater Creek, Inc.Δ*	23,990	115,392
Costco Wholesale Corporation	12,800	1,264,256
Dollar Tree, Inc.*	14,600	592,176
eBay, Inc.*	24,570	1,253,561
Estee Lauder Cos., Inc. (The) Class A	10,257	613,984
Expedia, Inc.Δ	2,150	132,117
Family Dollar Stores, Inc.	6,000	380,460
Ford Motor Co.Δ	71,510	926,054
Fortune Brands Home & Security, Inc.*	9,350	273,207
Francesca’s Holdings CorporationΔ*	1,930	50,103
Genuine Parts Co.	1,400	89,012
Hanesbrands, Inc.Δ*	6,890	246,800
Harley-Davidson, Inc.	8,060	393,650
Hasbro, Inc.Δ	3,600	129,240
Home Depot, Inc. (The)	13,070	808,379
ITT Educational Services, Inc.Δ*	700	12,117
Kohl’s Corporation	3,800	163,324
Lamar Advertising Co.Δ*	12,060	467,325
Lennar Corporation Class AΔ	13,260	512,764
Liberty Global, Inc. Class A*	6,010	378,570
M/I Homes, Inc.Δ*	2,410	63,865
Marriott International, Inc. Class A	3,430	127,836
McDonald’s Corporation	14,200	1,252,582
McGraw-Hill Cos., Inc. (The)	5,600	306,152
NIKE, Inc. Class B	1,600	82,560
O’Reilly Automotive, Inc.*	1,600	143,072
Panera Bread Co. Class A*	2,900	460,607
Penske Automotive Group, Inc.Δ*	8,370	251,853
PetSmart, Inc.	6,700	457,878
PulteGroup, Inc.*	6,180	112,229
Ross Stores, Inc.	1,900	102,885
Scripps Networks Interactive, Inc. Class A	900	52,128
Shutterfly, Inc.Δ*	4,280	127,844
Shutterstock, Inc.*	2,880	74,880
Stamps.com, Inc.Δ*	10,190	256,788
Standard Pacific CorporationΔ*	50,280	369,558
Starbucks Corporation	15,580	835,400
Starwood Hotels & Resorts Worldwide, Inc.	6,600	378,576
Target Corporation	11,000	650,870
Tempur-Pedic International, Inc.*	10,280	323,717

	Shares	Value
Time Warner, Inc.	1,300	$62,179
TJX Cos., Inc.	4,400	186,780
Tupperware Brands Corporation	2,400	153,840
Urban Outfitters, Inc.*	11,710	460,906
Vera Bradley, Inc.Δ*	12,870	323,037
VF Corporation	840	126,815
Wal-Mart Stores, Inc.	29,500	2,012,785
Weight Watchers International, Inc.Δ	1,740	91,106
Yum! Brands, Inc.	7,400	491,360

		23,097,196

Consumer Staples — 6.0%
B&G Foods, Inc.Δ	20,310	574,976
Campbell Soup Co.Δ	7,500	261,675
Church & Dwight Co., Inc.Δ	23,160	1,240,681
Clorox Co. (The)	6,900	505,218
Coca-Cola Co. (The)	19,000	688,750
Colgate-Palmolive Co.	11,900	1,244,026
ConAgra Foods, Inc.	2,100	61,950
CVS Caremark Corporation	7,200	348,120
Dr. Pepper Snapple Group, Inc.	7,300	322,514
General Mills, Inc.Δ	12,300	497,043
GNC Holdings, Inc. Class A	26,450	880,256
H.J. Heinz Co.Δ	11,000	634,480
Hershey Co. (The)	16,190	1,169,242
Hormel Foods CorporationΔ	6,800	212,228
Kellogg Co.	10,000	558,500
Kimberly-Clark Corporation	14,500	1,224,235
Kraft Foods Group, Inc.	45,200	2,055,244
Kroger Co. (The)	36,700	954,934
McCormick & Co., Inc. (Non-Voting Shares)Δ	11,700	743,301
PepsiCo, Inc.	18,160	1,242,689
Procter & Gamble Co. (The)	87,000	5,906,430
Sysco CorporationΔ	37,900	1,199,914
Walgreen Co.	17,900	662,479
Whole Foods Market, Inc.	10,450	954,398

		24,143,283

Energy — 3.8%
Anadarko Petroleum Corporation	5,920	439,915
Cabot Oil & Gas Corporation	7,440	370,066
Cameron International Corporation*	3,410	192,528
CARBO Ceramics, Inc.Δ	1,200	94,008
Chevron Corporation	22,600	2,443,964
Cobalt International Energy, Inc.Δ*	18,480	453,869
Comstock Resources, Inc.Δ*	7,290	110,298
Concho Resources, Inc.Δ*	7,690	619,506
Delek US Holdings, Inc.Δ	9,550	241,806
EOG Resources, Inc.	1,330	160,651
EQT Corporation	6,400	377,472
Exxon Mobil Corporation	55,400	4,794,870
Gulfport Energy CorporationΔ*	3,760	143,707
Halcon Resources Corporation*	1	7
Hess Corporation	8,330	441,157
Kodiak Oil & Gas CorporationΔ*	57,260	506,751
LinnCo LLCΔ	5,120	185,037
Marathon Oil Corporation	17,130	525,206
Occidental Petroleum Corporation	8,200	628,202

See Notes to Financial Statements.	157

	Shares	Value
PBF Energy, Inc.*	11,050	$321,002
Phillips 66	6,680	354,708
Pioneer Natural Resources Co.	1,730	184,401
Rex Energy CorporationΔ*	5,500	71,610
Schlumberger, Ltd.	4,330	300,026
SemGroup Corporation Class AΔ*	5,800	226,664
Spectra Energy CorporationΔ	10,900	298,442
Stone Energy CorporationΔ*	15,820	324,626
Williams Cos., Inc. (The)	9,877	323,373

		15,133,872

Financial Services — 9.7%
Affiliated Managers Group, Inc.*	4,810	626,022
Allstate Corporation (The)	10,770	432,631
American Campus Communities, Inc. REIT	2,590	119,477
American Tower Corporation REIT	700	54,089
Annaly Capital Management, Inc. REITΔ	16,590	232,924
Bank of Hawaii CorporationΔ	17,300	762,065
Bank of the Ozarks, Inc.Δ	7,130	238,641
Brown & Brown, Inc.	15,770	401,504
Camden Property Trust REIT	3,630	247,602
Capitol Federal Financial, Inc.	168,900	1,974,441
Cardinal Financial Corporation	7,380	120,073
Cardtronics, Inc.*	22,550	535,337
Chubb Corporation (The)	48,260	3,634,943
Citigroup, Inc.	10,080	398,765
City National CorporationΔ	2,900	143,608
Comerica, Inc.	14,800	449,032
Commerce Bancshares, Inc.Δ	67,395	2,362,869
Cullen/Frost Bankers, Inc.Δ	18,100	982,287
Dun & Bradstreet Corporation (The)Δ	3,600	283,140
Education Realty Trust, Inc. REIT	33,510	356,546
Equifax, Inc.	10,240	554,189
EverBank Financial Corporation	11,860	176,833
Factset Research Systems, Inc.Δ	5,400	475,524
Fidelity National Financial, Inc. Class A	6,390	150,485
Fidelity National Information Services, Inc.	11,370	395,790
First Niagara Financial Group, Inc.	1,300	10,309
Fiserv, Inc.Δ*	300	23,709
Fortegra Financial CorporationΔ*	28,380	252,298
Goldman Sachs Group, Inc. (The)	2,500	318,900
Hanover Insurance Group, Inc.	4,760	184,402
Heritage Oaks BancorpΔ*	16,240	94,192
Hersha Hospitality Trust REIT	21,210	106,050
Host Hotels & Resorts, Inc. REITΔ	14,450	226,432
Intercontinental Exchange, Inc.Δ*	4,040	500,192
JPMorgan Chase & Co.	53,456	2,350,460
KeyCorp	118,200	995,244
M&T Bank CorporationΔ	5,900	580,973
Marsh & McLennan Cos., Inc.	79,300	2,733,471
Mastercard, Inc. Class A	900	442,152

	Shares	Value
MetroCorp Bancshares, Inc.Δ*	16,710	$183,643
New York Community Bancorp, Inc.Δ	31,500	412,650
Northern Trust Corporation	75,600	3,792,096
Ocwen Financial Corporation*	23,180	801,796
OmniAmerican Bancorp, Inc.Δ*	5,880	136,004
People’s United Financial, Inc.Δ	91,700	1,108,653
PNC Financial Services Group, Inc.	13,300	775,523
ProAssurance Corporation	16,560	698,666
Progressive Corporation (The)Δ	4,800	101,280
Raymond James Financial, Inc.	8,630	332,514
Signature BankΔ*	4,970	354,560
Silver Bay Realty Trust Corporation REIT*	7,440	140,095
Simon Property Group, Inc. REIT	3,340	528,021
Summit Hotel Properties, Inc. REITΔ	21,550	204,725
Sun Communities, Inc. REITΔ	5,980	238,542
SunTrust Banks, Inc.	11,200	317,520
Texas Capital Bancshares, Inc.Δ*	6,640	297,605
Total System Services, Inc.	12,600	269,892
Travelers Cos., Inc. (The)	9,900	711,018
US Bancorp	5,900	188,446
Visa, Inc. Class A	11,830	1,793,191
W.R. Berkley Corporation	12,500	471,750
Wells Fargo & Co.	3,540	120,997

		38,906,788

Healthcare — 9.1%
Abbott Laboratories	18,560	1,215,680
Achillion Pharma-ceuticals, Inc.Δ*	5,570	44,671
Aetna, Inc.	2,200	101,860
Air Methods CorporationΔ*	13,470	496,908
Akorn, Inc.Δ*	7,440	99,398
Alexion Pharmaceuticals, Inc.*	4,810	451,226
Align Technology, Inc.Δ*	12,620	350,205
Allergan, Inc.	9,300	853,089
AmerisourceBergen Corporation	11,800	509,524
Amgen, Inc.	9,600	828,672
Analogic Corporation	5,870	436,141
ArthroCare CorporationΔ*	13,350	461,777
Baxter International, Inc.	12,090	805,919
Becton, Dickinson and Co.Δ	17,100	1,337,049
Biogen Idec, Inc.*	6,800	997,356
BioMarin Pharmaceutical, Inc.Δ*	2,480	122,140
Bio-Rad Laboratories, Inc. Class A*	400	42,020
Bristol-Myers Squibb Co.	35,600	1,160,204
C.R. Bard, Inc.	6,700	654,858
Cardinal Health, Inc.	5,700	234,726
Celgene Corporation*	6,600	519,552
Cooper Cos., Inc. (The)	2,210	204,381
Covance, Inc.*	500	28,885
Cubist Pharmaceuticals, Inc.Δ*	1,760	74,026
Cynosure, Inc. Class A*	6,120	147,553
DaVita HealthCare Partners, Inc.*	100	11,053
Edwards Lifesciences CorporationΔ*	1,500	135,255

158	See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Eli Lilly & Co.	37,500	$1,849,500
Emeritus Corporation*	7,140	176,501
Express Scripts Holding Co.*	6,810	367,740
Forest Laboratories, Inc.*	9,300	328,476
Gilead Sciences, Inc.*	5,380	395,161
Health Net, Inc.*	5,260	127,818
Henry Schein, Inc.Δ*	2,400	193,104
Humana, Inc.	2,000	137,260
IDEXX Laboratories, Inc.Δ*	3,600	334,080
Incyte Corporation, Ltd.Δ*	3,000	49,830
Intuitive Surgical, Inc.*	245	120,141
Johnson & Johnson	106,100	7,437,610
Laboratory Corporation of America Holdings*	7,900	684,298
McKesson Corporation	10,150	984,144
Medivation, Inc.Δ*	3,600	184,176
Merck & Co., Inc.	64,600	2,644,724
Momenta Pharma-ceuticals, Inc.Δ*	6,310	74,332
Mylan, Inc.*	18,560	510,029
Myriad Genetics, Inc.Δ*	15,300	416,925
Neurocrine Biosciences, Inc.Δ*	5,650	42,262
Onyx Pharmaceuticals, Inc.*	950	71,754
Optimer Pharmaceuticals, Inc.*	4,040	36,562
Patterson Cos., Inc.Δ	13,400	458,682
Pfizer, Inc.	91,840	2,303,347
PSS World Medical, Inc.*	10,210	294,865
Quest Diagnostics, Inc.	2,500	145,675
Salix Pharmaceuticals, Ltd.*	3,770	152,610
Sarepta Therapeutics, Inc.*	2,520	65,016
Sirona Dental Systems, Inc.*	1,480	95,401
St. Jude Medical, Inc.	3,900	140,946
Stryker Corporation	11,000	603,020
Synageva BioPharma Corporation*	780	36,106
Teleflex, Inc.	6,640	473,498
United Therapeutics CorporationΔ*	3,460	184,833
UnitedHealth Group, Inc.	10,200	553,248
Universal Health Services, Inc. Class B	6,060	293,001
Vertex Pharmaceuticals, Inc.*	4,850	203,409
ViroPharma, Inc.Δ*	6,190	140,884
WellCare Health Plans, Inc.*	1,890	92,024
WellPoint, Inc.	700	42,644
Zimmer Holdings, Inc.	8,380	558,611

		36,328,375

Materials & Processing — 1.7%
Air Products & Chemicals, Inc.	2,200	184,844
Ashland, Inc.	1,670	134,285
CF Industries Holdings, Inc.	3,560	723,249
Cliffs Natural Resources, Inc.Δ	6,360	245,242
Crown Holdings, Inc.*	9,490	349,327
E.I. du Pont de Nemours & Co.Δ	16,500	742,005
Eagle Materials, Inc.	8,170	477,945
Eastman Chemical Co.	6,320	430,076
Fastenal Co.	4,800	224,112
Haynes International, Inc.	930	48,239
Metals USA Holdings Corporation	8,730	152,688
Monsanto Co.	10,020	948,393
Newmont Mining Corporation	14,400	668,736
PPG Industries, Inc.	1,900	257,165

	Shares	Value
Rock-Tenn Co. Class A	2,960	$206,934
Sherwin-Williams Co. (The)	2,100	323,022
Trex Co., Inc.*	1,780	66,269
Westlake Chemical CorporationΔ	8,010	635,193

		6,817,724

Producer Durables — 4.6%
3M Co.	5,600	519,960
ADT Corporation (The)	8,400	390,516
AGCO Corporation*	2,750	135,080
Agilent Technologies, Inc.	4,330	177,270
AMETEK, Inc.	8,760	329,113
Automatic Data Processing, Inc.	21,700	1,237,117
B/E Aerospace, Inc.*	2,540	125,476
Boeing Co. (The)	3,100	233,616
C.H. Robinson Worldwide, Inc.Δ	5,100	322,422
CAI International, Inc.*	16,470	361,516
Clean Harbors, Inc.*	8,150	448,332
Corrections Corporation of America	7,020	248,999
Cummins, Inc.	2,030	219,950
Danaher Corporation	2,200	122,980
Delta Air Lines, Inc.*	35,680	423,522
General Dynamics Corporation	3,700	256,299
General Electric Co.	15,600	327,444
Honeywell International, Inc.	8,850	561,710
Huron Consulting Group, Inc.Δ*	10,650	358,798
Iron Mountain, Inc.	18,490	574,114
Lockheed Martin Corporation	5,200	479,908
Mettler Toledo International, Inc.Δ*	1,400	270,620
Middleby CorporationΔ*	950	121,800
MSC Industrial Direct Co., Inc. Class A	1,100	82,918
Navistar International Corporation*	13,850	301,514
Northrop Grumman Corporation	2,800	189,224
OSI Systems, Inc.*	6,190	396,408
Parker Hannifin CorporationΔ	1,590	135,245
Paychex, Inc.Δ	16,100	501,354
Raytheon Co.	12,700	731,012
Republic Services, Inc.Δ	34,700	1,017,751
Rockwell Collins, Inc.Δ	10,174	591,822
Stericycle, Inc.*	9,100	848,757
Titan International, Inc.Δ	5,930	128,800
Union Pacific Corporation	1,420	178,522
United Parcel Service, Inc. Class B	32,300	2,381,479
United Technologies Corporation	3,670	300,977
Verisk Analytics, Inc. Class A*	5,270	268,770
Waste Management, Inc.	56,900	1,919,806
Werner Enterprises, Inc.Δ	8,310	180,078

		18,400,999

Technology — 5.1%
ADTRAN, Inc.*	3,200	62,528
Akamai Technologies, Inc.*	6,370	260,597
Altera Corporation	4,500	154,980
Analog Devices, Inc.	11,800	496,308
Apple, Inc.	2,215	1,180,661

See Notes to Financial Statements.	159

	Shares	Value
Applied Materials, Inc.	60,500	$692,120
Autodesk, Inc.*	700	24,745
Bottomline Technologies, Inc.Δ*	7,980	210,592
Broadcom Corporation Class A*	10,880	361,325
Cavium, Inc.Δ*	3,930	122,655
Cisco Systems, Inc.	63,600	1,249,740
Citrix Systems, Inc.*	800	52,600
Digimarc Corporation	13,180	272,826
EMC Corporation*	8,650	218,845
F5 Networks, Inc.*	1,240	120,466
Facebook, Inc. Class A*	24,600	655,098
Fusion-io, Inc.Δ*	9,760	223,797
Google, Inc. Class A*	2,180	1,546,427
Groupon, Inc.Δ*	64,510	314,809
IAC/InterActiveCorp	8,300	392,590
Intel Corporation	52,100	1,074,823
International Business Machines Corporation	5,900	1,130,145
Intuit, Inc.	13,500	803,250
IPG Photonics CorporationΔ	2,250	149,962
Juniper Networks, Inc.*	7,790	153,229
Linear Technology CorporationΔ	19,300	661,990
Manhattan Associates, Inc.Δ*	7,080	427,207
Maxim Integrated Products, Inc.	16,190	475,986
Microchip Technology, Inc.	2,800	91,252
Microsoft Corporation	38,800	1,037,124
Molex, Inc.	114,200	2,548,944
Monolithic Power Systems, Inc.Δ	4,550	101,374
Palo Alto Networks, Inc.Δ*	5,030	269,206
QUALCOMM, Inc.	7,930	491,819
Red Hat, Inc.*	200	10,592
Riverbed Technology, Inc.*	9,300	183,396
SAIC, Inc.Δ	7,100	80,372
Salesforce.com, Inc.*	750	126,075
ServiceNow, Inc.Δ*	3,210	96,396
Silicon Laboratories, Inc.*	4,300	179,783
Synchronoss Technologies, Inc.Δ*	2,940	62,005
Synopsys, Inc.*	8,600	273,824
Tech Data Corporation*	300	13,659
Texas Instruments, Inc.	2,300	71,162
TIBCO Software, Inc.*	8,040	176,960
Tyler Technologies, Inc.Δ*	3,450	167,118
Ultimate Software Group, Inc.*	3,510	331,379
VeriSign, Inc.Δ*	1,200	46,584
VMware, Inc.*	600	56,484
Xilinx, Inc.	10,800	387,720

		20,293,529

Utilities — 8.1%
AGL Resources, Inc.Δ	47,956	1,916,801
American Electric Power Co., Inc.	11,600	495,088
American Water Works Co., Inc.	23,000	853,990
AT&T, Inc.	121,100	4,082,281
CenterPoint Energy, Inc.	10,800	207,900
CenturyLink, Inc.Δ	47,000	1,838,640
Cincinnati Bell, Inc.Δ*	16,870	92,448
Consolidated Edison, Inc.	45,400	2,521,516
Dominion Resources, Inc.	24,000	1,243,200

	Shares	Value
DTE Energy Co.	7,100	$426,355
Duke Energy CorporationΔ	9,700	618,860
Entergy Corporation	4,200	267,750
NextEra Energy, Inc.	4,100	283,679
NiSource, Inc.	8,900	221,521
NV Energy, Inc.Δ	133,700	2,425,318
ONEOK, Inc.	9,300	397,575
PG&E Corporation	71,000	2,852,780
Piedmont Natural Gas Co., Inc.Δ	71,101	2,226,172
Pinnacle West Capital Corporation	6,100	310,978
Public Service Enterprise Group, Inc.	13,200	403,920
Questar Corporation	23,500	464,360
Sempra Energy	17,300	1,227,262
Southern Co. (The)Δ	22,200	950,382
tw telecom, Inc.Δ*	9,300	236,871
UGI Corporation	16,000	523,360
Verizon Communications, Inc.	26,800	1,159,636
WGL Holdings, Inc.Δ	96,500	3,781,835
Wisconsin Energy Corporation	2,600	95,810
Xcel Energy, Inc.	8,500	227,035

		32,353,323

Total Common Stocks (Cost $201,223,886)		215,475,089

EQUITY LINKED SECURITIES — 0.4%
Morgan Stanley@*	11,500	773,375
UBS AG@*	17,000	693,770

Total Equity Linked Securities (Cost $1,460,395)		1,467,145

FOREIGN COMMON STOCKS — 5.2%
Bermuda — 0.6%
Alterra Capital Holdings, Ltd.	13,150	370,698
AXIS Capital Holdings, Ltd.Δ	9,190	318,342
Energy XXI (Bermuda), Ltd.Δ	6,780	218,248
Everest Re Group, Ltd.	10,600	1,165,470
Invesco, Ltd.	10,010	261,161

		2,333,919

Canada — 0.8%
Augusta Resource CorporationΔ*	10,460	25,627
AuRico Gold, Inc.Δ*	58,430	477,957
Bellatrix Exploration, Ltd.*	17,310	74,307
Eldorado Gold CorporationΔ	12,360	159,197
Epsilon Energy, Ltd.Δ*	15,650	60,101
HudBay Minerals, Inc.	8,830	88,948
Hudson’s Bay Co.	12,647	212,585
Inmet Mining Corporation	1,670	124,255
Methanex Corporation	4,020	128,117
Nexen, Inc.	16,240	437,506
QLT, Inc.Δ*	14,260	112,084
Silver Wheaton Corporation	6,560	236,685
Silvercrest Mines, Inc.Δ*	17,767	45,369
Teck Resources, Ltd. Class BΔ	10,640	386,764
Thompson Creek Metals Co., Inc.Δ*	22,800	94,392
Trioil Resources, Ltd.Δ*	20,860	62,704
Yamana Gold, Inc.	24,980	429,906

		3,156,504

Cayman Islands — 0.1%
Herbalife, Ltd.Δ	7,320	241,121

160	See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
China — 0.1%
China Petroleum & Chemical Corporation Class H	133,260	$153,419
Dongfeng Motor Group Co., Ltd. Class H	72,740	114,522
Golden Eagle Retail Group, Ltd.Δ	42,790	106,574

		374,515

France — 0.2%
Total SA	16,700	868,954

Germany — 0.1%
Siemens AG	2,200	240,573
Stada Arzneimittel AG	1,130	36,570

		277,143

Guernsey — 0.0%
Tetragon Financial Group, Ltd.	14,640	141,569

Hong Kong — 0.4%
AIA Group, Ltd.	95,372	378,277
Michael Kors Holdings, Ltd.*	23,870	1,218,086

		1,596,363

Ireland — 0.5%
Accenture PLC Class A	11,600	771,400
Covidien PLC	3,640	210,174
Elan Corporation PLC ADR*	7,750	79,127
Prothena Corporation PLC*	150	1,103
Shire PLC	7,260	223,327
Shire PLC ADR	6,040	556,767
Warner Chilcott PLC Class A*	7,170	86,327

		1,928,225

Japan — 0.3%
Astellas Pharma, Inc.	5,150	231,552
Honda Motor Co., Ltd.	21,900	811,059

		1,042,611

Mexico — 0.0%
Compartamos SAB de CV	55,759	79,672

Netherlands — 0.4%
Royal Dutch Shell PLC Class A	49,944	1,719,092

Philippines — 0.1%
Metropolitan Bank & Trust	114,830	285,897

Singapore — 0.0%
Avago Technologies, Ltd.	7,180	227,319

Switzerland — 0.9%
ABB, Ltd.	22,300	462,447
ACE, Ltd.	7,000	558,600
Glencore International PLCΔ	46,980	271,397
Roche Holding AG ADRΔ	3,560	179,780
Tyco International, Ltd.	74,188	2,169,999

		3,642,223

United Kingdom — 0.7%
Aon PLC	4,700	261,320
Ophir Energy PLC*	39,755	328,531
Vodafone Group PLC	672,800	1,693,625
Vodafone Group PLC ADR	24,100	607,079

		2,890,555

Total Foreign Common Stocks (Cost $19,906,800)		20,805,682

	Shares	Value
PREFERRED STOCKS — 4.3%
Apache CorporationΔ*	24,400	$1,115,080
Bank of America Corporation*	2,400	2,724,000
Health Care REIT, Inc.*	30,700	1,755,733
MetLife, Inc.*	13,800	613,686
Stanley Black & Decker, Inc.*	18,000	2,172,960
US Bancorp	87,500	2,427,250
Wells Fargo & Co.*	5,191	6,358,975

Total Preferred Stocks (Cost $15,970,990)		17,167,684

RIGHT/WARRANT — 0.0%
Kinder Morgan, Inc.* (Cost $16,925)	8,672	32,780

MASTER LIMITED PARTNERSHIPS — 0.8%
El Paso Pipeline Partners LP	28,300	1,046,251
Spectra Energy Partners LP	69,100	2,157,993

Total Master Limited Partnerships (Cost $3,043,653)		3,204,244

MONEY MARKET FUNDS — 19.5%
GuideStone Money Market Fund (GS4 Class)¥	19,718,563	19,718,563
Northern Institutional Liquid Assets Portfolio§	58,145,020	58,145,020

Total Money Market Funds (Cost $77,863,583)		77,863,583

	Par
CORPORATE BONDS — 24.9%
Affiliated Managers Group, Inc.
3.95%, 08/15/38	$1,605,000	1,785,562
Alere, Inc.
3.00%, 05/15/16Δ	1,525,000	1,433,500
Alliant Techsystems, Inc.
3.00%, 08/15/24Δ	1,440,000	1,528,200
American Axle & Manufacturing, Inc.
7.88%, 03/01/17Δ	350,000	363,125
AmeriGas Finance LLC
6.75%, 05/20/20Δ	300,000	330,750
Amgen, Inc.
0.38%, 02/01/13Δ	1,070,000	1,203,081
ARAMARK Corporation
8.50%, 02/01/15	500,000	503,130
Archer-Daniels-Midland Co.
0.88%, 02/15/14	1,320,000	1,327,425
Arris Group, Inc.
2.00%, 11/15/26	1,415,000	1,510,512
Avis Budget Group, Inc.
3.50%, 10/01/14	1,110,000	1,525,556
Boston Properties LP
3.63%, 02/15/14 144A	1,340,000	1,418,725
Bristow Group, Inc.
3.00%, 06/15/38	800,000	854,000
CCO Holdings LLC
5.25%, 09/30/22Δ	300,000	305,250
CenturyLink, Inc.
5.80%, 03/15/22Δ	200,000	211,803
Charles River Laboratories International, Inc.
2.25%, 06/15/13Δ	1,695,000	1,707,712

See Notes to Financial Statements.	161

	Par	Value
Chesapeake Energy Corporation
2.50%, 05/15/37 CONVΔ	$2,090,000	$1,891,450
CIT Group, Inc.
5.00%, 05/15/17	240,000	255,600
5.00%, 08/15/22	500,000	535,687
Citigroup, Inc.
5.95%, 12/29/49†	771,000	781,601
Covanta Holding Corporation
3.25%, 06/01/14	875,000	1,061,484
DaVita HealthCare Partners, Inc.
6.63%, 11/01/20Δ	500,000	546,250
Electronic Arts, Inc.
0.75%, 07/15/16	2,120,000	1,964,975
Exterran Holdings, Inc.
4.25%, 06/15/14	2,035,000	2,340,250
Frontier Communications Corporation
8.50%, 04/15/20Δ	450,000	519,750
General Cable Corporation
0.88%, 11/15/13	2,200,000	2,190,375
General Electric Capital Corporation
6.25%, 12/15/49†Δ	2,100,000	2,296,772
Goodrich Petroleum Corporation
5.00%, 10/01/29Δ	1,145,000	1,080,594
Goodyear Tire & Rubber Co.
7.00%, 05/15/22	325,000	350,188
Greenbrier Cos., Inc.
3.50%, 04/01/18Δ	505,000	461,128
Griffon Corporation
4.00%, 01/15/17 144A	425,000	453,156
Group 1 Automotive, Inc.
2.25%, 06/15/36 STEP	1,640,000	1,933,150
Hanesbrands, Inc.
6.38%, 12/15/20	500,000	552,500
HCA, Inc.
5.88%, 05/01/23Δ	400,000	415,000
Health Care REIT, Inc.
3.00%, 12/01/29	1,070,000	1,318,106
Hologic, Inc.
2.00%, 12/15/37 STEPΔ	916,000	917,718
2.00%, 03/01/42 STEPΔ	2,000,000	1,993,750
Hornbeck Offshore Services, Inc.
1.63%, 11/15/26 STEP	1,685,000	1,701,850
Host Hotels & Resorts LP
3.25%, 04/15/24 144A@	3,306,000	3,789,503
Iconix Brand Group, Inc.
2.50%, 06/01/16 144A	1,705,000	1,774,266
Illumina, Inc.
0.25%, 03/15/16 144A	1,805,000	1,758,747
Integra LifeSciences Holdings Corporation
1.63%, 12/15/16Δ	1,750,000	1,768,594
Intel Corporation
2.95%, 12/15/35	1,196,000	1,246,083
Janus Capital Group, Inc.
3.25%, 07/15/14	2,257,000	2,355,744
Jarden Corporation
7.50%, 05/01/17	500,000	565,625
1.88%, 09/15/18 144A	865,000	879,597

	Par	Value
L-3 Communications Holdings, Inc.
3.00%, 08/01/35	$1,723,000	$1,753,152
Leap Wireless International, Inc.
4.50%, 07/15/14Δ	2,275,000	2,181,156
Lennar Corporation
2.00%, 12/01/20 144A	1,200,000	1,746,750
Liberty Interactive LLC
3.13%, 03/30/23	700,000	1,019,375
LifePoint Hospitals, Inc.
3.50%, 05/15/14	5,314,000	5,490,026
Limited Brands, Inc.
5.63%, 02/15/22	200,000	218,500
Linear Technology Corporation
3.00%, 05/01/27	1,440,000	1,506,600
Live Nation Entertainment, Inc.
2.88%, 07/15/27Δ	1,725,000	1,716,375
Mediacom LLC
7.25%, 02/15/22	350,000	378,000
Medtronic, Inc.
1.63%, 04/15/13	1,120,000	1,124,900
Microchip Technology, Inc.
2.13%, 12/15/37	1,217,000	1,542,548
Micron Technology, Inc.
1.88%, 06/01/14 CONV	1,835,000	1,828,119
NBTY, Inc.
9.00%, 10/01/18	500,000	567,500
NuVasive, Inc.
2.75%, 07/01/17	2,270,000	1,997,600
Omnicare, Inc.
3.25%, 12/15/35	1,935,000	1,939,838
Owens-Brockway Glass Container, Inc.
3.00%, 06/01/15 144AΔ	1,925,000	1,914,172
Prologis LP
3.25%, 03/15/15	1,415,000	1,610,447
Reynolds Group Issuer, Inc.
9.88%, 08/15/19	250,000	268,750
Rovi Corporation
2.63%, 02/15/40	1,295,000	1,294,191
Sally Holdings LLC
5.75%, 06/01/22	300,000	327,000
SanDisk Corporation
1.00%, 05/15/13Δ	1,235,000	1,225,738
SBA Communications Corporation
1.88%, 05/01/13	305,000	519,834
Steel Dynamics, Inc.
5.13%, 06/15/14Δ	1,795,000	1,962,159
Terex Corporation
6.50%, 04/01/20	400,000	426,000
TIBCO Software, Inc.
2.25%, 05/01/32 144A	1,770,000	1,691,456
Trinity Industries, Inc.
3.88%, 06/01/36Δ	2,110,000	2,369,794
tw telecom, Inc.
2.38%, 04/01/26	2,329,000	3,198,008
Vanguard Health Holding Co. II LLC
8.00%, 02/01/18Δ	250,000	260,000
WebMD Health Corporation
2.50%, 01/31/18	1,025,000	863,562
WellPoint, Inc.
2.75%, 10/15/42 144A@	709,000	766,163

162	See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
XM Satellite Radio, Inc.
7.00%, 12/01/14 144A	$250,000	$430,313

Total Corporate Bonds (Cost $93,989,294)		99,845,850

FOREIGN BONDS — 1.3%
Canada — 0.5%
PetroBakken Energy, Ltd.
3.13%, 02/08/16	2,000,000	1,989,000

Luxembourg — 0.2%
ArcelorMittal
5.00%, 05/15/14	880,000	919,050

Netherlands — 0.4%
Siemens Financierings- maatschappij NV
1.05%, 08/16/17	1,750,000	1,805,825

United Kingdom — 0.2%
Virgin Media Finance PLC
4.88%, 02/15/22	200,000	205,500
5.25%, 02/15/22Δ	400,000	426,000

		631,500

Total Foreign Bonds (Cost $5,250,799)		5,345,375

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
WellCare Health Plans, Inc.,
Strike Price $50.00, Expires
01/19/13 (MSCS)	40	5,400
WellCare Health Plans, Inc.,
Strike Price $55.00, Expires
01/19/13 (MSCS)	49	1,715

		7,115

Put Option — 0.0%
iShares Russell 2000 Index Fund, Strike Price $80.00, Expires 01/19/13 (KS)	100	4,000

Total Purchased Options (Cost $37,662)		11,115

TOTAL INVESTMENTS — 110.3% (Cost $418,763,987)		441,218,547

	Shares
COMMON STOCKS SOLD SHORT — (8.5)%
Consumer Discretionary — (1.7)%
Ascena Retail Group, Inc.*	(15,870)	(293,436)
Buckle, Inc. (The)	(3,670)	(163,829)
Chipotle Mexican Grill, Inc.*	(895)	(266,227)
Dunkin’ Brands Group, Inc.	(2,750)	(91,245)
Fifth & Pacific Cos., Inc.*	(14,310)	(178,159)
Fossil, Inc.*	(1,790)	(166,649)
General Motors Co.*	(4,980)	(143,573)
Genuine Parts Co.	(2,150)	(136,697)
Jarden Corporation*	(1,980)	(102,366)
LKQ Corporation*	(15,850)	(334,435)
Lowes Cos., Inc.	(8,980)	(318,970)
Mattel, Inc.	(11,240)	(411,609)
MDC Holdings, Inc.	(3,490)	(128,292)
Netflix, Inc.*	(1,110)	(102,131)
News Corporation Class B	(7,450)	(195,488)
NIKE, Inc. Class B	(4,110)	(212,076)

	Shares	Value
Nordstrom, Inc.	(5,100)	$(272,850)
NVR, Inc.*	(340)	(312,800)
Panera Bread Co. Class A*	(1,540)	(244,598)
priceline.com, Inc.*	(675)	(419,310)
Ross Stores, Inc.	(2,810)	(152,162)
Scripps Networks Interactive, Inc. Class A	(2,130)	(123,370)
Stage Stores, Inc.	(5,980)	(148,184)
Sturm Ruger & Co., Inc.	(2,770)	(125,758)
Target Corporation	(16,140)	(955,004)
Tiffany & Co.	(1,640)	(94,038)
WABCO Holdings, Inc.*	(3,930)	(256,197)
Wal-Mart Stores, Inc.	(2,650)	(180,809)
Winnebago Industries, Inc.*	(7,170)	(122,822)
Wolverine World Wide, Inc.	(4,360)	(178,673)

		(6,831,757)

Consumer Staples — (0.3)%
Campbell Soup Co.	(6,380)	(222,598)
Coca-Cola Enterprises, Inc.	(3,790)	(120,257)
General Mills Inc	(9,500)	(383,895)
Green Mountain Coffee Roasters, Inc.*	(1,710)	(70,725)
J.M. Smucker Co. (The)	(1,780)	(153,507)
Kimberly-Clark Corporation	(2,690)	(227,117)
Mondelez International, Inc. Class A	(3,660)	(93,220)
Monster Beverage Corporation*	(1,560)	(82,493)

		(1,353,812)

Energy — (1.1)%
Apache Corporation	(4,990)	(391,715)
Arch Coal, Inc.	(17,500)	(123,550)
Baker Hughes, Inc.	(3,840)	(156,826)
Berry Petroleum Co. Class A	(7,140)	(239,547)
Chesapeake Energy Corporation	(14,220)	(236,336)
Chevron Corporation	(5,210)	(563,409)
Cimarex Energy Co.	(4,570)	(263,826)
ConocoPhillips	(8,350)	(484,217)
Continental Resources, Inc.*	(2,380)	(174,906)
Diamond Offshore Drilling, Inc.	(3,240)	(220,190)
Helmerich & Payne, Inc.	(2,390)	(133,864)
Oasis Petroleum, Inc.*	(6,040)	(192,072)
Patterson-UTI Energy, Inc.	(6,990)	(130,224)
Southwestern Energy Co.*	(6,770)	(226,186)
Ultra Petroleum Corporation*	(24,570)	(445,454)
W&T Offshore, Inc.	(5,720)	(91,692)
Whiting Petroleum Corporation*	(5,440)	(235,933)

		(4,309,947)

Financial Services — (2.1)%
Advent Software, Inc.*	(8,790)	(187,930)
Assurant, Inc.	(5,590)	(193,973)
Capital One Financial Corporation	(6,570)	(380,600)
Cincinnati Financial Corporation	(8,940)	(350,090)
City National Corporation	(6,640)	(328,813)
CME Group, Inc.	(7,470)	(378,804)
Eaton Vance Corporation	(2,870)	(91,409)
Endurance Specialty Holdings, Ltd.	(4,880)	(193,687)
Equity Residential REIT	(2,320)	(131,474)
Fiserv, Inc.*	(8,780)	(693,883)

See Notes to Financial Statements.	163

	Shares	Value
FleetCor Technologies, Inc.*	(5,080)	$(272,542)
Greenhill & Co., Inc.	(3,130)	(162,729)
Jack Henry & Associates, Inc.	(11,580)	(454,631)
Jones Lang Lasalle, Inc.	(6,350)	(533,019)
LaSalle Hotel Properties REIT	(8,070)	(204,897)
Legg Mason, Inc.	(7,880)	(202,674)
Lender Processing Services, Inc.	(15,690)	(386,288)
Mastercard, Inc. Class A	(2,070)	(1,016,950)
MSCI, Inc.*	(12,290)	(380,867)
Nationstar Mortgage Holdings, Inc.*	(3,610)	(111,838)
State Street Corporation	(4,980)	(234,110)
T Rowe Price Group, Inc.	(3,690)	(240,330)
Tanger Factory Outlet Centers REIT	(21,620)	(739,404)
UDR, Inc. REIT	(9,690)	(230,428)
Zions Bancorporation	(13,150)	(281,410)

		(8,382,780)

Healthcare — (1.3)%
Amedisys, Inc.*	(2,600)	(29,302)
Arena Pharmaceuticals, Inc.*	(29,410)	(265,278)
athenahealth, Inc.*	(1,370)	(100,626)
Becton, Dickinson and Co.	(2,210)	(172,800)
C.R. Bard, Inc.	(5,440)	(531,705)
Cardinal Health, Inc.	(3,650)	(150,307)
Celgene Corporation*	(2,050)	(161,376)
Chemed Corporation	(690)	(47,327)
Community Health Systems, Inc.	(1,980)	(60,865)
DENTSPLY International, Inc.	(10,360)	(410,360)
Edwards Lifesciences Corporation*	(8,110)	(731,279)
Eli Lilly & Co.	(2,460)	(121,327)
Endo Pharmaceuticals Holdings, Inc.*	(3,270)	(85,903)
Gentiva Health Services, Inc.*	(2,300)	(23,115)
Greenway Medical Technologies*	(6,480)	(99,533)
Henry Schein, Inc.*	(1,190)	(95,747)
Hologic, Inc.*	(4,500)	(90,135)
Impax Laboratories, Inc.*	(3,000)	(61,470)
Johnson & Johnson	(3,440)	(241,144)
Kindred Healthcare, Inc.*	(4,330)	(46,851)
Life Technologies Corporation*	(1,970)	(96,688)
Merck & Co., Inc.	(2,930)	(119,954)
Myriad Genetics, Inc.*	(2,210)	(60,222)
Nektar Therapeutics*	(5,360)	(39,718)
Neogen Corporation*	(1,570)	(71,152)
NPS Pharmaceuticals, Inc.*	(5,360)	(48,776)
Patterson Cos., Inc.	(3,710)	(126,993)
Quest Diagnostics, Inc.	(5,480)	(319,320)
Select Medical Holdings Corporation	(4,720)	(44,510)
Stryker Corporation	(2,190)	(120,056)
Tenet Healthcare Corporation*	(2,830)	(91,890)
UnitedHealth Group, Inc.	(1,770)	(96,005)
Varian Medical Systems, Inc.*	(4,480)	(314,675)
Vivus, Inc.*	(6,300)	(84,546)

		(5,160,955)

Materials & Processing — (1.0)%
Alcoa, Inc.	(22,580)	(195,994)
Allegheny Technologies, Inc.	(6,390)	(194,000)
Ball Corporation	(8,550)	(382,612)

	Shares	Value
Compass Minerals International, Inc.	(6,580)	$(491,592)
E.I. du Pont de Nemours & Co.	(5,530)	(248,684)
Freeport-Mcmoran Copper & Gold, Inc.	(10,690)	(365,598)
Globe Specialty Metals, Inc.	(2,650)	(36,438)
Huntsman Corporation	(7,550)	(120,045)
Molycorp, Inc.*	(9,450)	(89,208)
Mosaic Co. (The)	(8,030)	(454,739)
Newmont Mining Corporation	(9,780)	(454,183)
Praxair, Inc.	(1,160)	(126,962)
Royal Gold, Inc.	(1,260)	(102,451)
Schnitzer Steel Industries, Inc.	(4,200)	(127,386)
Sherwin Williams Co. (The)	(2,010)	(309,178)
Sigma-Aldrich Corporation	(2,560)	(188,365)

		(3,887,435)

Producer Durables — (0.6)%
3M Co.	(4,980)	(462,393)
Allegiant Travel Co.*	(2,450)	(179,855)
Cintas Corporation	(3,870)	(158,283)
CSX Corporation	(4,090)	(80,696)
Dover Corporation	(2,830)	(185,959)
Mettler-Toledo International, Inc.*	(750)	(144,975)
Northrop Grumman Corporation	(1,360)	(91,909)
Paychex, Inc.	(6,370)	(198,362)
Rockwell Automation, Inc.	(1,110)	(93,229)
Ryder System, Inc.	(2,480)	(123,826)
Southwest Airlines Co.	(15,550)	(159,232)
Stericycle, Inc.*	(1,410)	(131,511)
TransDigm Group, Inc.*	(750)	(102,270)
Waste Connections, Inc.	(12,800)	(432,512)
Waters Corporation*	(770)	(67,082)

		(2,612,094)

Technology — (0.4)%
Concur Technologies, Inc.*	(4,780)	(322,746)
International Business Machines Corporation	(2,190)	(419,494)
Parametric Technology Corporation*	(4,540)	(102,195)
Rackspace Hosting, Inc.*	(1,300)	(96,551)
SanDisk Corporation*	(1,410)	(61,420)
Tech Data Corporation*	(2,130)	(96,979)
Teradata Corporation*	(1,990)	(123,161)
Texas Instruments, Inc.	(3,050)	(94,367)
VeriSign, Inc.*	(4,650)	(180,513)
Vocera Communications, Inc.*	(5,210)	(130,771)

		(1,628,197)

Total Common Stocks Sold Short (Cost $(33,642,008))		(34,166,977)

FOREIGN COMMON STOCKS SOLD SHORT — (1.7)%
Brazil — (0.1)%
Banco Bradesco SA ADR	(14,690)	(255,165)

Canada — (0.1)%
Barrick Gold Corporation	(5,020)	(175,750)
EnCana Corporation	(15,830)	(312,801)
Research In Motion, Ltd.*	(4,310)	(51,203)

		(539,754)

Chile — 0.0%
Banco Santander Chile ADR	(5,760)	(164,098)

164	See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
China — (0.1)%
Aluminum Corporation of China, Ltd. Class H*	(140,590)	$(66,112)
Baidu, Inc. ADR*	(1,960)	(204,075)
PetroChina Co., Ltd. Class H	(95,490)	(137,760)

		(407,947)

Colombia — (0.1)%
Ecopetrol SA ADR	(7,360)	(439,171)

Finland — 0.0%
Nokia OYJ ADR	(15,800)	(62,410)

Germany — (0.3)%
Daimler AG	(1,720)	(94,696)
Muenchener Rueckversi- cherungs AG	(2,670)	(482,012)
SAP AG ADR	(2,870)	(230,690)
SGL Carbon SE	(2,580)	(102,848)
ThyssenKrupp AG	(5,810)	(137,190)

		(1,047,436)

Hong Kong — 0.0%
Hong Kong Exchanges and Clearing, Ltd.	(23)	(398)

India — (0.1)%
Infosys, Ltd. ADR	(11,440)	(483,912)

Ireland — 0.0%
Amarin Corporation PLC ADR*	(6,280)	(50,805)

Israel — (0.1)%
Check Point Software Technologies, Ltd.*	(5,180)	(246,775)

Japan — (0.1)%
Eisai Co., Ltd.	(2,490)	(103,939)
Takeda Pharma-ceutical Co., Ltd.	(2,280)	(101,905)

		(205,844)

Mexico — (0.1)%
Coca-Cola Femsa SAB de CV ADR	(870)	(129,665)
Grupo Financiero Banorte SAB de CV	(13,290)	(85,819)

		(215,484)

South Korea — 0.0%
LG Display Co., Ltd. ADR	(6,760)	(97,885)

Sweden — 0.0%
Svenska Handelsbanken AB	(5,657)	(203,380)

Switzerland — (0.2)%
Novartis AG ADR	(10,750)	(680,475)

United Kingdom — (0.4)%
Anglo American PLC	(9,034)	(284,781)
Aon PLC	(4,470)	(248,532)
ARM Holdings PLC ADR	(8,720)	(329,878)
Astrazeneca PLC	(4,720)	(223,681)
AstraZeneca PLC ADR	(3,200)	(151,264)
Marks & Spencer Group PLC	(30,346)	(190,623)
Smith & Nephew PLC ADR	(1,090)	(60,386)

		(1,489,145)

Total Foreign Common Stocks Sold Short (Cost $(6,397,488))		(6,590,084)

	Shares	Value
EXCHANGE TRADED FUNDS SOLD SHORT — (1.7)%
CurrencyShares Japanese Yen Trust	(520)	$(58,776)
Health Care Select Sector SPDR Fund	(15,380)	(614,431)
iShares Nasdaq Biotechnology Index Fund	(4,550)	(624,351)
iShares Russell 2000 Growth Index Fund	(11,350)	(1,081,768)
iShares Russell 2000 Index Fund	(17,350)	(1,462,432)
Market Vectors Oil Service ETF	(6,470)	(250,260)
Market Vectors Pharmaceutical ETF	(3,770)	(149,782)
Market Vectors Gold Miners ETF	(3,220)	(149,376)
PowerShares QQQ Trust, Series 1	(4,780)	(311,226)
SPDR S&P 500 ETF Trust	(9,320)	(1,328,286)
SPDR S&P Retail ETF	(9,840)	(614,114)

Total Exchange Traded Funds Sold Short (Cost $(6,639,721))		(6,644,802)

	Par
FOREIGN BOND SOLD SHORT — 0.0%
Guernsey — 0.0%
Credit Suisse Group 4.00%, 03/29/13 CONV(O)@ (Cost $(12,299))	$(12,000)	(18,158)

TOTAL SECURITIES SOLD SHORT — (11.9)% (Cost $(46,691,516))		(47,420,021)

Other Assets in Excess of Liabilities — 1.6%		6,186,406

NET ASSETS — 100.0%		$399,984,932

See Notes to Financial Statements.	165

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	24.9
Money Market Funds	19.5
Financial Services	9.7
Healthcare	9.1
Utilities	8.1
Consumer Staples	6.0
Consumer Discretionary	5.8
Foreign Common Stocks	5.2
Technology	5.1
Producer Durables	4.6
Futures Contracts	4.4
Preferred Stocks	4.3
Energy	3.8
Materials & Processing	1.7
Foreign Bonds	1.3
Master Limited Partnerships	0.8
Equity Linked Securities	0.4
Right/Warrant	— **
Purchased Options	— **
Foreign Bond Sold Short	— **
Forward Foreign Currency Contracts	(1.3)
Exchange Traded Funds Sold Short	(1.7)
Foreign Common Stocks Sold Short	(1.7)
Common Stocks Sold Short	(8.5)

101.5

**	Rounds to less than 0.005%.

166	See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$215,475,089	$215,475,089	$—	$—
Corporate Bonds	99,845,850	—	90,566,321	9,279,529
Equity Linked Securities	1,467,145	—	—	1,467,145
Foreign Bonds	5,345,375	—	5,345,375	—
Foreign Common Stocks	20,805,682	12,879,866	7,925,816	—
Master Limited Partnerships	3,204,244	3,204,244	—	—
Money Market Funds	77,863,583	77,863,583	—	—
Preferred Stocks	17,167,684	10,808,709	—	6,358,975
Purchased Options	11,115	11,115	—	—
Right/Warrant	32,780	32,780	—	—

Total Assets - Investments in Securities	$441,218,547	$320,275,386	$103,837,512	$17,105,649

Other Financial Instruments***
Forward Foreign Currency Contracts	$16,020	$—	$16,020	$—
Futures Contracts	106,850	106,850	—	—

Total Assets - Other Financial Instruments	$122,870	$106,850	$16,020	$—

Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(34,166,977)	$(34,166,977)	$—	$—
Exchange Traded Funds Sold Short	(6,644,802)	(6,644,802)	—	—
Foreign Bond Sold Short	(18,158)	—	(18,158)	—
Foreign Common Stocks Sold Short	(6,590,084)	(4,460,759)	(2,129,325)	—

Total Liabilities - Investments in Securities	$(47,420,021)	$(45,272,538)	$(2,147,483)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The unobservable inputs used in the fair value measurement of the reporting entity’s corporate bonds, equity linked securities and preferred stock are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

LEVEL1 - 2 TRANSFERS

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2011 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2012 is $5,006,793.

There were no securities transferred from Level 2 to Level 1 during the year ended December 31, 2012.

See Notes to Financial Statements.	167

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Corporate Bonds	Equity Linked Securities	Preferred Stock
Balance, 12/31/11	$—	$—	$—	$—
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)(1)	—	—	—	—
Change in unrealized appreciation (depreciation)(2)	6,750	—	6,750	—
Purchases	1,460,395	—	1,460,395	—
Sales	—	—	—	—
Transfers in to Level 3(3)	15,638,504	9,279,529	—	6,358,975
Transfers out of Level 3	—	—	—	—
Maturities	—	—	—	—
Paydowns	—	—	—	—

Balance, 12/31/12	$17,105,649	$9,279,529	$1,467,145	$6,358,975

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from investment securities.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities.
(3)

Transfers into Level 3 represent the value of securities at December 31, 2012 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

168	See Notes to Financial Statements.

Equity Index Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2012. In the United States, the elections in November resulted in a similar polarized and gridlocked government that was finally able to strike a tax deal to avoid the “fiscal cliff” at the end of the year. Despite all of the political and economic turmoil, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. The S&P 500® Index posted an impressive 16.00% return for 2012, while the broader U.S. market, as measured by the Russell 3000® Index, gained 16.42% for the same period.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index advanced during the year. Six of nine sectors posted double-digit gains with the best performance coming from the financial services and consumer discretionary sectors. The weakest performers were the energy and utilities sectors which still experienced solid single-digit gains for the year.

In terms of the underlying dynamics of equity market performance, companies with lower quality and higher price-to-earnings characteristics generally outperformed during the year. Regarding market capitalization, large-cap companies slightly outpaced their small-cap counterparts as the Russell 1000® Index posted a one-year return of 16.42%, while the Russell 2000® Index returned 16.35%, respectively. Style differentiation was evident as value-oriented stocks outperformed growth-oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Value Index outpaced the Russell 1000® Growth Index, posting one-year returns of 17.51% and 15.26%, respectively.

The Fund was passively managed and benchmarked against the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value-and growth-style orientations. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. The GS4 Class of the Fund returned 15.76% for the one-year period ended December 31, 2012, as compared to a 16.00% return for the S&P 500® Index. The return differential was primarily a result of socially responsible investment restrictions and expenses of the Fund.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of stocks.

Please see page 176 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

169

Equity Index Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	15.92%	15.76%	16.00%
Five Year	1.62%	1.47%	1.66%
Ten Year	6.94%	6.77%	7.10%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.24%	0.47%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the S&P 500® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

170

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
COMMON STOCKS — 94.0%
Consumer Discretionary — 12.9%
Amazon.com, Inc.*	7,174	$1,801,678
Apollo Group, Inc. Class AΔ*	1,935	40,480
AutoNation, Inc.*	815	32,356
AutoZone, Inc.*	736	260,860
Avon Products, Inc.	8,565	122,993
Bed Bath & Beyond, Inc.*	4,570	255,509
Best Buy Co., Inc.Δ	5,352	63,421
Big Lots, Inc.Δ*	1,078	30,680
BorgWarner, Inc.*	2,259	161,790
Cablevision Systems Corporation Class AΔ	4,129	61,687
CarMax, Inc.Δ*	4,488	168,480
Carnival Corporation	8,811	323,980
CBS Corporation Class B	11,728	446,250
Chipotle Mexican Grill, Inc.Δ*	624	185,615
Coach, Inc.	5,626	312,299
Comcast Corporation Class A	52,443	1,960,319
Costco Wholesale Corporation	8,514	840,928
D.R. Horton, Inc.Δ	5,490	108,592
Darden Restaurants, Inc.Δ	2,510	113,126
Delphi Automotive PLCΔ*	5,919	226,402
DIRECTV*	12,008	602,321
Discovery Communications, Inc. Class AΔ*	4,666	296,198
Dollar General CorporationΔ*	5,246	231,296
Dollar Tree, Inc.*	4,531	183,777
eBay, Inc.*	23,040	1,175,501
Estee Lauder Cos., Inc. (The) Class A	4,725	282,838
Expedia, Inc.Δ	1,843	113,252
Family Dollar Stores, Inc.	1,907	120,923
Ford Motor Co.	75,095	972,480
Fossil, Inc.*	1,078	100,362
GameStop Corporation Class AΔ	2,459	61,696
Gannett Co., Inc.Δ	4,431	79,802
Gap, Inc. (The)	5,869	182,174
Genuine Parts Co.	3,077	195,636
Goodyear Tire & Rubber Co. (The)*	4,943	68,263
H&R Block, Inc.Δ	5,261	97,697
Harley-Davidson, Inc.	4,487	219,145
Harman International Industries, Inc.	1,346	60,085
Hasbro, Inc.Δ	2,303	82,678
Home Depot, Inc. (The)	29,518	1,825,688
Interpublic Group of Cos., Inc. (The)	8,721	96,105
J.C. Penney Co., Inc.Δ*	2,818	55,543
Johnson Controls, Inc.	13,452	412,976
Kohl’s Corporation	4,244	182,407
Leggett & Platt, Inc.Δ	2,803	76,298
Lennar Corporation Class AΔ	3,248	125,600
Limited Brands, Inc.Δ	4,699	221,135
Lowe’s Cos., Inc.	22,128	785,987
Macy’s, Inc.	7,898	308,180
Marriott International, Inc. Class A	4,928	183,667
Marriott International, Ltd. Placeholder Shares+*	82,125	—
Mattel, Inc.	6,749	247,148
McDonald’s Corporation	19,860	1,751,851

	Shares	Value
McGraw-Hill Cos., Inc. (The)	5,517	$301,614
Netflix, Inc.Δ*	1,102	102,244
Newell Rubbermaid, Inc.Δ	5,589	124,467
News Corporation Class A	39,699	1,013,912
NIKE, Inc. Class B	14,474	746,858
Nordstrom, Inc.	3,020	161,570
Omnicom Group, Inc.	5,251	262,340
O’Reilly Automotive, Inc.*	2,231	199,496
PetSmart, Inc.	2,131	145,633
priceline.com, Inc.*	981	609,397
PulteGroup, Inc.Δ*	6,765	122,852
Ralph Lauren Corporation	1,200	179,904
Ross Stores, Inc.	4,405	238,531
Scripps Networks Interactive, Inc. Class A	1,727	100,028
Snap-on, Inc.	1,158	91,470
Staples, Inc.Δ	13,423	153,022
Starbucks Corporation	14,712	788,857
Starwood Hotels & Resorts Worldwide, Inc.	3,871	222,041
Target Corporation	12,892	762,820
Tiffany & Co.Δ	2,340	134,176
Time Warner Cable, Inc.	5,932	576,531
Time Warner, Inc.	18,689	893,895
TJX Cos., Inc.	14,488	615,016
TripAdvisor, Inc.Δ*	2,157	90,508
Urban Outfitters, Inc.Δ*	2,121	83,483
VF Corporation	1,729	261,027
Wal-Mart Stores, Inc.	33,053	2,255,206
Walt Disney Co. (The)	35,102	1,747,729
Washington Post Co. (The)
Class BΔ	84	30,678
Whirlpool Corporation	1,521	154,762
Wyndham Worldwide Corporation	2,789	148,403
Yum! Brands, Inc.	8,978	596,139

		32,830,763

Consumer Staples — 7.1%
Archer-Daniels-Midland Co.	12,968	355,193
Campbell Soup Co.Δ	3,495	121,941
Clorox Co. (The)	2,547	186,491
Coca-Cola Co. (The)	76,248	2,763,990
Coca-Cola Enterprises, Inc.Δ	5,447	172,833
Colgate-Palmolive Co.	8,777	917,548
ConAgra Foods, Inc.	8,052	237,534
CVS Caremark Corporation	24,691	1,193,810
Dean Foods Co.*	3,527	58,231
Dr. Pepper Snapple Group, Inc.	4,140	182,905
General Mills, Inc.	12,758	515,551
H.J. Heinz Co.Δ	6,304	363,615
Hershey Co. (The)	3,016	217,815
Hormel Foods CorporationΔ	2,583	80,615
J.M. Smucker Co. (The)Δ	2,154	185,761
Kellogg Co.	4,893	273,274
Kimberly-Clark Corporation	7,774	656,359
Kraft Foods Group, Inc.	11,649	529,680
Kroger Co. (The)	10,136	263,739
McCormick & Co., Inc. (Non-Voting Shares)Δ	2,614	166,067
Mead Johnson Nutrition Co.	4,010	264,219
Mondelez International, Inc. Class A	34,947	890,100
Monster Beverage Corporation*	3,034	160,438

See Notes to Financial Statements.	171

	Shares	Value
PepsiCo, Inc.	30,487	$2,086,225
Procter & Gamble Co. (The)	54,058	3,669,998
Safeway, Inc.Δ	4,601	83,232
Sysco Corporation	11,551	365,705
Tyson Foods, Inc. Class A	5,763	111,802
Walgreen Co.	16,877	624,618
Whole Foods Market, Inc.	3,382	308,878

		18,008,167

Energy — 10.6%
Anadarko Petroleum Corporation	9,967	740,648
Apache Corporation	7,823	614,105
Baker Hughes, Inc.	8,649	353,225
Cabot Oil & Gas Corporation	4,131	205,476
Cameron International Corporation*	4,844	273,492
Chesapeake Energy CorporationΔ	10,216	169,790
Chevron Corporation	38,735	4,188,803
ConocoPhillips	24,120	1,398,719
CONSOL Energy, Inc.Δ	4,506	144,643
Denbury Resources, Inc.Δ*	7,628	123,573
Devon Energy Corporation	7,401	385,148
Diamond Offshore Drilling, Inc.Δ	1,404	95,416
EOG Resources, Inc.	5,397	651,904
EQT Corporation	2,957	174,404
Exterran Holdings, Inc.*	13	285
Exxon Mobil Corporation	90,153	7,802,742
First Solar, Inc.Δ*	1,151	35,543
FMC Technologies, Inc.*	4,713	201,858
Halliburton Co.	18,597	645,130
Helmerich & Payne, Inc.Δ	2,051	114,876
Hess Corporation	5,880	311,405
Kinder Morgan, Inc.	12,458	440,141
Marathon Oil Corporation	13,870	425,254
Marathon Petroleum Corporation	6,708	422,604
Murphy Oil CorporationΔ	3,618	215,452
National Oilwell Varco, Inc.	8,392	573,593
Newfield Exploration Co.*	2,688	71,985
Noble Energy, Inc.	3,495	355,581
Occidental Petroleum Corporation	16,003	1,225,990
Peabody Energy Corporation	5,193	138,186
Phillips 66	12,343	655,413
Pioneer Natural Resources Co.	2,421	258,054
QEP Resources, Inc.	3,559	107,731
Range Resources CorporationΔ	3,196	200,805
Schlumberger, Ltd.	26,239	1,818,100
Southwestern Energy Co.*	6,850	228,858
Spectra Energy CorporationΔ	13,299	364,127
Tesoro CorporationΔ	2,765	121,798
Valero Energy Corporation	10,857	370,441
Williams Cos., Inc. (The)	13,274	434,591
WPX Energy, Inc.Δ*	4,056	60,353

		27,120,242

Financial Services — 16.2%
Aflac, Inc.	9,222	489,873
Allstate Corporation (The)	9,551	383,664
American Express Co.	19,239	1,105,858

	Shares	Value
American International Group, Inc.*	29,119	$1,027,901
American Tower Corporation REIT	7,778	601,006
Ameriprise Financial, Inc.	4,026	252,148
Apartment Investment & Management Co. Class A REIT	2,872	77,716
Assurant, Inc.	1,564	54,271
AvalonBay Communities, Inc. REIT	2,286	309,959
Bank of America Corporation	213,416	2,475,626
Bank of New York Mellon Corporation (The)Δ	23,296	598,707
BB&T Corporation	13,746	400,146
Berkshire Hathaway, Inc. Class B*	36,070	3,235,479
BlackRock, Inc.	2,472	510,987
Boston Properties, Inc. REIT	2,966	313,832
Capital One Financial Corporation	11,437	662,545
CBRE Group, Inc. Class A*	5,931	118,027
Charles Schwab Corporation (The)Δ	21,602	310,205
Chubb Corporation (The)	5,228	393,773
Cincinnati Financial CorporationΔ	2,882	112,859
Citigroup, Inc.	58,075	2,297,447
CME Group, Inc.	6,019	305,223
Comerica, Inc.	3,797	115,201
Discover Financial Services	9,892	381,337
Dun & Bradstreet Corporation (The)Δ	881	69,291
E*TRADE Financial CorporationΔ*	4,860	43,497
Equifax, Inc.	2,346	126,966
Equity Residential REIT	6,311	357,644
Fidelity National Information Services, Inc.	4,926	171,474
Fifth Third Bancorp	18,067	274,438
First Horizon National CorporationΔ	5,011	49,659
First Horizon National Corporation Placeholder Shares+*	271,852	—
Fiserv, Inc.Δ*	2,674	211,326
Franklin Resources, Inc.	2,727	342,784
Genworth Financial, Inc. Class A*	9,789	73,515
Goldman Sachs Group, Inc. (The)	8,778	1,119,722
Hartford Financial Services Group, Inc.	8,562	192,131
HCP, Inc. REIT	8,910	402,554
Health Care REIT, Inc.Δ	5,181	317,543
Host Hotels & Resorts, Inc. REIT	14,223	222,874
Hudson City Bancorp, Inc.	9,338	75,918
Huntington Bancshares, Inc.	17,141	109,531
IntercontinentalExchange, Inc.*	1,449	179,401
JPMorgan Chase & Co.	75,061	3,300,432
KeyCorp	18,690	157,370
Kimco Realty Corporation REITΔ	8,068	155,874
Legg Mason, Inc.	2,303	59,233

172	See Notes to Financial Statements.

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Leucadia National CorporationΔ	4,008	$95,350
Lincoln National CorporationΔ	5,427	140,559
Loews Corporation	6,157	250,898
M&T Bank CorporationΔ	2,457	241,941
Marsh & McLennan Cos., Inc.	10,712	369,243
Mastercard, Inc. Class A	2,113	1,038,075
MetLife, Inc.	21,675	713,974
Moody’s CorporationΔ	3,806	191,518
Morgan Stanley	27,238	520,791
NASDAQ OMX Group, Inc. (The)	2,287	57,198
Northern Trust Corporation	4,250	213,180
NYSE Euronext	4,832	152,401
People’s United Financial, Inc.	7,109	85,948
Plum Creek Timber Co., Inc. REITΔ	3,212	142,516
PNC Financial Services Group, Inc.	10,418	607,474
Principal Financial Group, Inc.Δ	5,459	155,691
Progressive Corporation (The)Δ	11,027	232,670
Prologis, Inc. REIT	9,070	330,964
Prudential Financial, Inc.	9,176	489,356
Public Storage REIT	2,836	411,107
Regions Financial Corporation	27,819	198,071
Simon Property Group, Inc. REIT	6,143	971,147
SLM Corporation	9,277	158,915
State Street Corporation	9,212	433,056
SunTrust Banks, Inc.	10,592	300,283
T Rowe Price Group, Inc.	4,978	324,217
Torchmark Corporation	1,902	98,276
Total System Services, Inc.	3,083	66,038
Travelers Cos., Inc. (The)	7,588	544,970
Unum Group	5,644	117,508
US Bancorp	37,146	1,186,443
Ventas, Inc. REIT	5,813	376,217
Visa, Inc. Class A	10,291	1,559,910
Vornado Realty Trust REIT	3,326	266,346
Wells Fargo & Co.	96,815	3,309,137
Western Union Co. (The)	11,846	161,224
Weyerhaeuser Co. REIT	10,944	304,462
Zions Bancorporation	3,603	77,104

		41,441,145

Healthcare — 11.3%
Abbott Laboratories	31,269	2,048,120
Aetna, Inc.Δ	6,578	304,561
Alexion Pharmaceuticals, Inc.*	3,801	356,572
Allergan, Inc.	6,055	555,425
AmerisourceBergen Corporation	4,646	200,614
Amgen, Inc.	15,179	1,310,251
Baxter International, Inc.	10,924	728,194
Becton, Dickinson and Co.	3,918	306,348
Biogen Idec, Inc.*	4,720	692,282
Boston Scientific Corporation*	26,615	152,504
Bristol-Myers Squibb Co.	32,664	1,064,520
C.R. Bard, Inc.	1,531	149,640
Cardinal Health, Inc.	6,730	277,141
CareFusion Corporation*	4,289	122,580
Celgene Corporation*	8,363	658,335
Cerner Corporation*	2,862	222,206
Cigna Corporation	5,674	303,332

	Shares	Value
Conventry Health Care, Inc.	2,634	$118,082
DaVita HealthCare Partners, Inc.*	1,676	185,248
DENTSPLY International, Inc.Δ	2,837	112,374
Edwards Lifesciences CorporationΔ*	2,277	205,317
Eli Lilly & Co.	20,309	1,001,640
Express Scripts Holding Co.*	16,150	872,100
Forest Laboratories, Inc.*	4,602	162,543
Gilead Sciences, Inc.*	15,031	1,104,027
Hospira, Inc.*	3,221	100,624
Humana, Inc.	3,189	218,861
Intuitive Surgical, Inc.*	786	385,431
Johnson & Johnson	54,758	3,838,536
Laboratory Corporation of America Holdings*	1,887	163,452
Life Technologies CorporationΔ*	3,431	168,394
McKesson Corporation	4,646	450,476
Medtronic, Inc.	20,085	823,887
Merck & Co., Inc.	60,059	2,458,816
Mylan, Inc.*	7,996	219,730
Patterson Cos., Inc.Δ	1,684	57,643
PerkinElmer, Inc.	2,326	73,827
Pfizer, Inc.	145,592	3,651,447
Quest Diagnostics, Inc.Δ	3,123	181,977
St. Jude Medical, Inc.Δ	6,178	223,273
Stryker Corporation	5,690	311,926
Tenet Healthcare CorporationΔ*	2,046	66,434
Thermo Fisher Scientific, Inc.	7,195	458,897
UnitedHealth Group, Inc.	20,150	1,092,936
Varian Medical Systems, Inc.Δ*	2,193	154,036
WellPoint, Inc.	5,992	365,033
Zimmer Holdings, Inc.	3,438	229,177

		28,908,769

Materials & Processing — 3.8%
Air Products & Chemicals, Inc.	4,170	350,363
Airgas, Inc.Δ	1,340	122,329
Alcoa, Inc.Δ	21,087	183,035
Allegheny Technologies, Inc.	2,039	61,904
Ball CorporationΔ	3,080	137,830
Bemis Co., Inc.Δ	1,966	65,782
CF Industries Holdings, Inc.	1,234	250,700
Cliffs Natural Resources, Inc.Δ	2,836	109,356
Dow Chemical Co. (The)	23,901	772,480
E.I. du Pont de Nemours & Co.	18,546	834,014
Eastman Chemical Co.	3,013	205,035
Ecolab, Inc.	5,185	372,802
Fastenal Co.Δ	5,306	247,737
FMC Corporation	2,705	158,297
Freeport-McMoRan Copper & Gold, Inc.	18,702	639,608
International Flavors & Fragrances, Inc.Δ	1,618	107,662
International Paper Co.	8,611	343,062
Masco CorporationΔ	6,879	114,604
MeadWestvaco Corporation	3,413	108,772
Monsanto Co.	10,619	1,005,088
Mosaic Co. (The)	5,443	308,237
Newmont Mining Corporation	9,772	453,812
Nucor CorporationΔ	6,273	270,868
Owens-Illinois, Inc.*	3,309	70,382
PPG Industries, Inc.	3,006	406,862

See Notes to Financial Statements.	173

	Shares	Value
Praxair, Inc.	5,873	$642,800
Precision Castparts Corporation	2,863	542,310
Sealed Air CorporationΔ	4,014	70,285
Sherwin-Williams Co. (The)	1,678	258,110
Sigma-Aldrich Corporation	2,400	176,592
Titanium Metals Corporation	1,357	22,404
United States Steel CorporationΔ	2,762	65,929
Vulcan Materials Co.	2,596	135,122

		9,614,173

Producer Durables — 9.6%
3M Co.	12,633	1,172,974
ADT Corporation (The)	4,527	210,460
Agilent Technologies, Inc.	6,857	280,726
Automatic Data Processing, Inc.	9,534	543,533
Avery Dennison Corporation	1,980	69,142
Boeing Co. (The)	13,460	1,014,346
C.H. Robinson Worldwide, Inc.Δ	3,211	202,999
Caterpillar, Inc.	12,985	1,163,196
Cintas CorporationΔ	2,141	87,567
CSX Corporation	20,476	403,991
Cummins, Inc.	3,487	377,816
Danaher Corporation	11,500	642,850
Deere & Co.	7,712	666,471
Dover Corporation	3,599	236,490
Emerson Electric Co.	14,328	758,811
Expeditors International of Washington, Inc.	4,201	166,150
FedEx Corporation	5,741	526,565
FLIR Systems, Inc.	3,049	68,023
Flowserve Corporation	1,008	147,974
Fluor Corporation	3,302	193,959
General Dynamics Corporation	6,535	452,679
General Electric Co.	207,462	4,354,627
Honeywell International, Inc.	15,535	986,006
Illinois Tool Works, Inc.	8,495	516,581
Iron Mountain, Inc.	3,234	100,416
Jacobs Engineering Group, Inc.*	2,559	108,937
Joy Global, Inc.Δ	2,090	133,300
L-3 Communications Holdings, Inc.	1,883	144,275
Lockheed Martin Corporation	5,313	490,337
Norfolk Southern Corporation	6,292	389,097
Northrop Grumman CorporationΔ	4,844	327,358
PACCAR, Inc.	6,910	312,401
Pall CorporationΔ	2,134	128,595
Parker Hannifin Corporation	2,959	251,693
Paychex, Inc.	6,346	197,614
Pitney Bowes, Inc.Δ	4,372	46,518
Quanta Services, Inc.*	4,125	112,571
Raytheon Co.	6,551	377,076
Republic Services, Inc.	5,896	172,930
Robert Half International, Inc.Δ	2,799	89,064
Rockwell Automation, Inc.	2,758	231,644
Rockwell Collins, Inc.Δ	2,786	162,062
Roper Industries, Inc.	1,929	215,045
Ryder System, Inc.	987	49,281
Southwest Airlines Co.	14,624	149,750
Stanley Black & Decker, Inc.Δ	3,310	244,841
Stericycle, Inc.*	1,699	158,466

	Shares	Value
Textron, Inc.Δ	5,535	$137,213
Union Pacific Corporation	9,306	1,169,950
United Parcel Service, Inc. Class B	14,152	1,043,427
United Technologies Corporation	16,625	1,363,416
W.W. Grainger, Inc.	1,176	237,987
Waste Management, Inc.Δ	8,575	289,321
Waters CorporationΔ*	1,722	150,021
Xerox Corporation	25,524	174,074
Xylem, Inc.	3,570	96,747

		24,499,363

Technology — 16.3%
Adobe Systems, Inc.*	9,700	365,496
Advanced Micro Devices, Inc.Δ*	12,208	29,299
Akamai Technologies, Inc.Δ*	3,491	142,817
Altera Corporation	6,324	217,799
Amphenol Corporation Class A	3,142	203,287
Analog Devices, Inc.Δ	5,897	248,028
Apple, Inc.	18,600	9,914,358
Applied Materials, Inc.	23,449	268,257
Autodesk, Inc.*	4,499	159,040
BMC Software, Inc.Δ*	2,882	114,300
Broadcom Corporation Class A*	10,429	346,347
CA, Inc.	6,776	148,936
Cisco Systems, Inc.	104,985	2,062,955
Citrix Systems, Inc.*	3,680	241,960
Cognizant Technology Solutions Corporation Class A*	5,898	436,747
Computer Sciences Corporation	3,120	124,956
Corning, Inc.	29,121	367,507
Crown Castle International Corporation*	5,786	417,518
Dell, Inc.Δ	28,806	291,805
Electronic Arts, Inc.Δ*	6,387	92,803
EMC Corporation*	41,714	1,055,364
F5 Networks, Inc.*	1,535	149,125
Google, Inc. Class A*	5,262	3,732,705
Harris CorporationΔ	2,245	109,915
Hewlett-Packard Co.	38,715	551,689
Intel Corporation	98,412	2,030,240
International Business Machines Corporation	20,999	4,022,358
Intuit, Inc.Δ	5,588	332,486
Jabil Circuit, Inc.	3,722	71,797
JDS Uniphase CorporationΔ*	4,745	64,247
Juniper Networks, Inc.*	10,243	201,480
KLA-Tencor Corporation	3,331	159,089
Lam Research Corporation*	3,319	119,915
Linear Technology CorporationΔ	4,548	155,996
LSI Corporation*	10,894	77,130
Microchip Technology, Inc.	3,818	124,429
Micron Technology, Inc.*	20,027	127,171
Microsoft Corporation	149,740	4,002,550
Molex, Inc.Δ	2,666	72,862
Motorola Solutions, Inc.	5,635	313,757
NetApp, Inc.*	7,153	239,983
NVIDIA Corporation	12,198	149,913
Oracle Corporation	74,302	2,475,743
QUALCOMM, Inc.	33,634	2,085,981
Red Hat, Inc.*	3,798	201,142

174	See Notes to Financial Statements.

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
SAIC, Inc.Δ	5,715	$64,694
Salesforce.com, Inc.*	2,590	435,379
SanDisk Corporation*	4,756	207,171
Symantec Corporation*	13,868	260,857
Teradata Corporation*	3,319	205,413
Teradyne, Inc.Δ*	3,577	60,416
Texas Instruments, Inc.	22,417	693,582
VeriSign, Inc.Δ*	3,080	119,566
Western Digital Corporation	4,331	184,024
Xilinx, Inc.	5,102	183,162
Yahoo!, Inc.*	20,525	408,447

		41,643,993

Utilities — 6.2%
AES Corporation (The)	12,164	130,155
AGL Resources, Inc.Δ	2,368	94,649
Ameren Corporation	4,802	147,517
American Electric Power Co., Inc.	9,542	407,253
AT&T, Inc.	112,478	3,791,633
CenterPoint Energy, Inc.	8,410	161,893
CenturyLink, Inc.Δ	12,273	480,120
CMS Energy CorporationΔ	5,209	126,995
Consolidated Edison, Inc.	5,767	320,299
Dominion Resources, Inc.Δ	11,501	595,752
DTE Energy Co.	3,385	203,269
Duke Energy CorporationΔ	14,038	895,624
Edison InternationalΔ	6,420	290,120
Entergy Corporation	3,496	222,870
Exelon Corporation	16,804	499,751
FirstEnergy CorporationΔ	8,233	343,810
Frontier Communications CorporationΔ	19,145	81,941
Integrys Energy Group, Inc.Δ	1,533	80,053
MetroPCS Com- munications, Inc.*	6,080	60,435
NextEra Energy, Inc.	8,325	576,007
NiSource, Inc.	6,109	152,053
Northeast Utilities	6,170	241,124
NRG Energy, Inc.	6,347	145,918
ONEOK, Inc.	4,001	171,043
Pepco Holdings, Inc.Δ	4,584	89,892
PG&E Corporation	8,683	348,883
Pinnacle West Capital Corporation	2,190	111,646
PPL CorporationΔ	11,421	326,983
Public Service Enterprise Group, Inc.	9,958	304,715
SCANA CorporationΔ	2,585	117,979
Sempra Energy	4,432	314,406
Southern Co. (The)Δ	17,203	736,460
Sprint Nextel Corporation*	59,083	335,001
TECO Energy, Inc.Δ	3,986	66,805
Verizon Communications, Inc.	56,377	2,439,433
Windstream CorporationΔ	11,506	95,270
Wisconsin Energy Corporation	4,484	165,235
Xcel Energy, Inc.	9,584	255,989

		15,928,981

Total Common Stocks (Cost $179,875,755)		239,995,596

	Shares	Value
FOREIGN COMMON STOCKS — 2.2%
Bermuda — 0.1%
Invesco, Ltd.	8,786	$229,227
Nabors Industries, Ltd.*	5,841	84,402

		313,629

Ireland — 1.0%
Accenture PLC Class A	12,654	841,491
Covidien PLC	9,278	535,712
Eaton Corporation PLCΔ	9,086	492,461
Ingersoll-Rand PLC	5,645	270,734
Seagate Technology PLCΔ	6,635	202,235
XL Group PLC	5,999	150,335

		2,492,968

Netherlands — 0.2%
LyondellBasell Industries NV Class A	7,485	427,318

Switzerland — 0.6%
ACE, Ltd.	6,677	532,825
Garmin, Ltd.Δ*	2,153	87,885
Noble Corporation	4,972	173,125
Pentair, Ltd.	4,124	202,695
TE Connectivity, Ltd.	8,440	313,293
Tyco International, Ltd.	9,397	274,862

		1,584,685

United Kingdom — 0.3%
Aon PLC	6,338	352,393
Ensco PLC Class A	4,564	270,554
Rowan Cos. PLC Class A*	2,445	76,455

		699,402

Total Foreign Common Stocks (Cost $4,839,431)		5,518,002

RIGHTS/WARRANTS — 0.0%
American International Group, Inc. Fractional Warrants+* (Cost $0)	65,600	—

MONEY MARKET FUNDS — 11.0%
GuideStone Money Market Fund (GS4 Class)Δ	8,429,650	8,429,650
Northern Institutional Liquid Assets Portfolio§	19,621,368	19,621,368

Total Money Market Funds (Cost $28,051,018)		28,051,018

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 0.14%, 04/25/13‡‡ (Cost $534,771)	$535,000	534,878

TOTAL INVESTMENTS — 107.4%
(Cost $213,300,975)		274,099,494
Liabilities in Excess of Other Assets - (7.4)%		(18,836,813)

NET ASSETS — 100.0%		$255,262,681

See Notes to Financial Statements.	175

PORTFOLIO SUMMARY (based on net assets)

	%
Technology	16.3
Financial Services	16.2
Consumer Discretionary	12.9
Healthcare	11.3
Money Market Funds	11.0
Energy	10.6
Producer Durables	9.6
Consumer Staples	7.1
Utilities	6.2
Materials & Processing	3.8
Futures Contracts	3.8
Foreign Common Stocks	2.2
U.S. Treasury Obligation	0.2
Rights/Warrants	—	**

	111.2

** Rounds to less than 0.005%.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$239,995,596	$239,995,596	$—	$—
Foreign Common Stocks	5,518,002	5,518,002	—	—
Money Market Funds	28,051,018	28,051,018	—	—
Rights/Warrants	—	—	—	—
U.S. Treasury Obligation	534,878	—	534,878	—

Total Assets - Investments in Securities	$274,099,494	$273,564,616	$534,878	$—

Other Financial Instruments***
Futures Contracts	$36,495	$36,495	$—	$—

Total Assets - Other Financial Instruments	$36,495	$36,495	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

176	See Notes to Financial Statements.

Real Estate Securities Fund

The Fund provided exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provided the capacity for sustained dividend increases. The Fund was diversified among property sectors and geographical locations. The Fund became a registered mutual fund on December 29, 2006, but prior to that, it was offered as a private fund from 2000 to 2006.

In the face of economic uncertainty and broad market volatility, U.S. real estate investment trusts (“REITs”) outperformed the broader equity market in 2012 as real estate fundamentals remained solid, driven by the same low supply, low interest rates and moderate economic growth REITs have enjoyed for the last several years. The Fund performed in-line with its benchmark, the Dow Jones U.S. Select Real Estate Securities IndexSM, (17.09% versus 17.09%) in 2012 as solid stock selection drove performance while sector allocation had a minimal impact. Stock selection was strongest in hotel, office, apartment and storage sectors. Positive relative performance in these areas was somewhat offset by unfavorable stock selection in the retail and industrial sectors. Sector allocation provided a neutral effect on performance during the year as an overweight to the regional mall sector and underweight to the office sector was offset by an underweight to the industrial sector.

This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded real estate securities.

This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Please see page 179 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Real Estate Securities Fund

Average Annual Total Returns as of 12/31/12
	GS4 Class*	Benchmark**
One Year	17.09%	17.09%
Five Year	5.07%	4.92%
Since Inception	1.25%	0.81%
Inception Date	12/29/06
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.14%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Dow Jones Wilshire Real Estate Securities Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Dow Jones U.S. Select Real Estate Securities IndexSM is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ESTATE SECURITIES FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
COMMON STOCKS — 96.9%
Financial Services — 96.9%
Acadia Realty Trust REITΔ	90,455	$2,268,611
Alexander’s, Inc. REITΔ	4,145	1,371,166
American Campus Communities, Inc. REIT	97,707	4,507,224
Apartment Investment & Management Co. Class A REIT	31,683	857,342
AvalonBay Communities, Inc. REIT	16,609	2,252,014
Boston Properties, Inc. REIT	59,689	6,315,693
BRE Properties, Inc. REIT	44,697	2,271,948
Camden Property Trust REIT	83,511	5,696,285
Chesapeake Lodging Trust REITΔ	58,788	1,227,494
Colonial Properties Trust REITΔ	124,800	2,666,976
CubeSmart REITΔ	263,896	3,844,965
DDR Corporation REITΔ	189,665	2,970,154
DiamondRock Hospitality Co. REIT	226,145	2,035,305
Digital Realty Trust, Inc. REITΔ	7,606	516,371
Douglas Emmett, Inc. REITΔ	246,714	5,748,436
Duke Realty Corporation REITΔ	334,517	4,639,751
DuPont Fabros Technology, Inc. REITΔ	215,142	5,197,831
Education Realty Trust, Inc. REIT	43,454	462,351
Equity Residential REIT	183,871	10,419,970
Essex Property Trust, Inc. REIT	21,604	3,168,227
Extra Space Storage, Inc. REIT	99,836	3,633,032
Federal Realty Investment Trust REIT	52,446	5,455,433
Glimcher Realty Trust REITΔ	401,842	4,456,428
Health Care REIT, Inc.Δ	182,556	11,188,857
Healthcare Realty Trust, Inc. REITΔ	194,203	4,662,814
Healthcare Trust of America, Inc. Class A REITΔ	30,671	303,643
Home Properties, Inc. REITΔ	24,984	1,531,769
LaSalle Hotel Properties REIT	94,202	2,391,789
Pebblebrook Hotel Trust REITΔ	86,672	2,002,123
Pennsylvania Real Estate Investment Trust REIT	29,675	523,467
Post Properties, Inc. REITΔ	79,349	3,963,483
Prologis, Inc. REITΔ	133,804	4,882,508
PS Business Parks, Inc. REIT	21,293	1,383,619
Public Storage REIT	42,606	6,176,166
Regency Centers Corporation REIT	91,102	4,292,726

	Shares	Value
Silver Bay Realty Trust Corporation REITΔ*	49,718	$936,190
Simon Property Group, Inc. REIT	161,645	25,554,458
SL Green Realty Corporation REITΔ	72,810	5,580,886
Strategic Hotels & Resorts, Inc. REITΔ*	240,680	1,540,352
Sunstone Hotel Investors, Inc. REIT*	247,751	2,653,413
Taubman Centers, Inc. REIT	51,671	4,067,541
UDR, Inc. REIT	6,429	152,882
Ventas, Inc. REIT	139,968	9,058,729
Vornado Realty Trust REIT	103,539	8,291,403
Washington Real Estate Investment Trust REITΔ	77,880	2,036,562

		185,158,387

Total Common Stocks (Cost $164,699,932)		185,158,387

MONEY MARKET FUNDS — 21.5%
GuideStone Money Market Fund (GS4 Class)¥	4,949,171	4,949,171
Northern Institutional Liquid Assets Portfolio§	36,159,270	36,159,270

Total Money Market Funds (Cost $41,108,441)		41,108,441

TOTAL INVESTMENTS — 118.4% (Cost $205,808,373)		226,266,828

Liabilities in Excess of Other Assets — (18.4)%		(35,118,657)

NET ASSETS — 100.0%		$191,148,171

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	96.9
Money Market Funds	21.5
Futures Contracts	2.9

121.3

See Notes to Financial Statements.	179

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$185,158,387	$185,158,387	$—	$—
Money Market Funds	41,108,441	41,108,441	—	—

Total Assets - Investments in Securities	$226,266,828	$226,266,828	$—	$—

Other Financial Instruments***
Futures Contracts	$90,761	$90,761	$—	$—

Total Assets - Other Financial Instruments	$90,761	$90,761	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

180	See Notes to Financial Statements.

Value Equity Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2012. In the U.S., the elections in November resulted in a similar polarized and gridlocked government that was finally able to strike a tax deal to avoid the “fiscal cliff” at the end of the year. Despite all of the political and economic turmoil, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. The S&P 500® Index posted an impressive 16.00% return for 2012, while the broader U.S. market, as measured by the Russell 3000® Index, gained 16.42% for the same period.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index advanced during the year. Six of nine sectors posted double-digit gains with the best performance coming from the financial services and consumer discretionary sectors. The weakest performers were the energy and utilities sectors which still experienced solid single-digit gains for the year.

In terms of the underlying dynamics of equity market performance, companies with lower quality and higher price-to-earnings characteristics generally outperformed during the year. Regarding market capitalization, large-cap companies slightly outpaced their small-cap counterparts as the Russell 1000® Index posted a one-year return of 16.42%, while the Russell 2000® Index returned 16.35%, respectively. Style differentiation was evident as value-oriented stocks outperformed growth-oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Value Index outpaced the Russell 1000® Growth Index, posting one-year returns of 17.51% and 15.26%, respectively.

The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The GS4 Class of the Fund posted double-digit positive performance but slightly underperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2012 (17.20% versus 17.51%). Security selection to the consumer discretionary sector detracted from benchmark-relative returns, while security selection to the financials sector contributed to benchmark-relative performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value stocks. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

Please see page 185 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Value Equity Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	17.47%	17.20%	17.51%
Five Year	0.65%	0.46%	0.59%
Ten Year	7.23%	7.04%	7.38%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	0.68%	0.91%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

VALUE EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
COMMON STOCKS — 91.3%
Consumer Discretionary — 9.3%
Apollo Group, Inc. Class AΔ*	87,600	$1,832,592
Carnival CorporationΔ	266,277	9,791,005
CBS Corporation Class B	92,161	3,506,726
Comcast Corporation Class A	424,338	15,861,754
Dana Holding Corporation	321,700	5,021,737
Dillard’s, Inc. Class AΔ	15,900	1,331,943
DIRECTV*	75,900	3,807,144
Ford Motor Co.Δ	138,741	1,796,696
GameStop Corporation Class AΔ	92,200	2,313,298
Gap, Inc. (The)	294,200	9,131,968
General Motors Co.Δ*	100,999	2,911,801
Home Depot, Inc. (The)	141,600	8,757,960
Johnson Controls, Inc.	25,491	782,574
Lear Corporation	34,400	1,611,296
Lennar Corporation Class AΔ	181,851	7,032,178
Lowe’s Cos., Inc.	36,303	1,289,483
News Corporation Class A	107,984	2,757,911
Target Corporation	169,846	10,049,788
Time Warner, Inc.	125,084	5,982,768
TJX Cos., Inc.	30,600	1,298,970
Wal-Mart Stores, Inc.	13,094	893,404
Walt Disney Co. (The)	41,933	2,087,844
Whirlpool CorporationΔ	38,100	3,876,675
Wyndham Worldwide Corporation	48,000	2,554,080

		106,281,595

Consumer Staples — 5.6%
Archer-Daniels-Midland Co.	97,097	2,659,487
Colgate-Palmolive Co.	1,453	151,897
CVS Caremark Corporation	156,485	7,566,050
Dean Foods Co.*	79,300	1,309,243
Energizer Holdings, Inc.Δ	59,500	4,758,810
General Mills, Inc.	5,252	212,233
Kellogg Co.	445	24,853
Kimberly-Clark Corporation	1,563	131,964
Kraft Foods Group, Inc.	20,564	935,045
Kroger Co. (The)Δ	142,400	3,705,248
Mondelez International, Inc. Class A	254,476	6,481,504
PepsiCo, Inc.	65,200	4,461,636
Procter & Gamble Co. (The)	94,326	6,403,792
Sysco CorporationΔ	230,418	7,295,034
Tyson Foods, Inc. Class A	58,600	1,136,840
Walgreen Co.Δ	463,356	17,148,805

		64,382,441

Energy — 12.8%
Anadarko Petroleum Corporation	18,517	1,375,998
Apache Corporation	14,450	1,134,325
Baker Hughes, Inc.	162,036	6,617,550
Chevron Corporation	269,439	29,137,134
ConocoPhillips	310,886	18,028,279
Devon Energy Corporation	83,158	4,327,542
Exxon Mobil Corporation	386,986	33,493,638
First Solar, Inc.Δ*	48,200	1,488,416
Halliburton Co.	23,559	817,262
Hess Corporation	11,409	604,221
HollyFrontier Corporation	96,000	4,468,800
Marathon Oil Corporation	234,935	7,203,107

	Shares	Value
Marathon Petroleum Corporation	85,500	$5,386,500
Murphy Oil CorporationΔ	79,600	4,740,180
National Oilwell Varco, Inc.	12,040	822,934
Occidental Petroleum Corporation	151,169	11,581,057
Phillips 66	54,896	2,914,978
Spectra Energy CorporationΔ	24,468	669,934
Tesoro Corporation	46,400	2,043,920
Valero Energy Corporation	270,300	9,222,636
Western Refining, Inc.Δ	51,200	1,443,328

		147,521,739

Financial Services — 22.4%
Aflac, Inc.Δ	62,725	3,331,952
Allstate Corporation (The)	128,084	5,145,134
American Express Co.	328,698	18,893,561
American International Group, Inc.*	24,160	852,848
Ameriprise Financial, Inc.Δ	147,900	9,262,977
Assurant, Inc.	85,800	2,977,260
Bank of America Corporation	1,309,138	15,186,001
Bank of New York Mellon Corporation (The)Δ	44,108	1,133,576
BB&T Corporation	26,182	762,158
Berkshire Hathaway, Inc. Class B*	66,054	5,925,044
BlackRock, Inc.	2,215	457,863
Capital One Financial Corporation	214,733	12,439,483
Charles Schwab Corporation (The)Δ	40,278	578,392
Chubb Corporation (The)	10,121	762,314
Citigroup, Inc.	691,589	27,359,261
CME Group, Inc.	12,457	631,694
Discover Financial Services	143,685	5,539,057
Equity Residential REIT	11,102	629,150
Fifth Third Bancorp	322,100	4,892,699
Franklin Resources, Inc.	4,009	503,931
Goldman Sachs Group, Inc. (The)	72,551	9,254,605
Huntington Bancshares, Inc.	645,900	4,127,301
JPMorgan Chase & Co.	855,331	37,608,904
KeyCorp	477,800	4,023,076
Lender Processing Services, Inc.	49,100	1,208,842
Lincoln National CorporationΔ	53,400	1,383,060
Loews Corporation	11,680	475,960
Marsh & McLennan Cos., Inc.	4,263	146,946
MetLife, Inc.	31,466	1,036,490
Morgan Stanley	57,745	1,104,084
PNC Financial Services Group, Inc.	19,458	1,134,596
Prudential Financial, Inc.	17,123	913,170
Regions Financial Corporation	427,700	3,045,224
Simon Property Group, Inc. REIT	1,815	286,933
SLM Corporation	586,900	10,053,597
State Street CorporationΔ	339,764	15,972,306
SunTrust Banks, Inc.	48,100	1,363,635
Thomson Reuters CorporationΔ	13,889	403,614
Travelers Cos., Inc. (The)Δ	185,054	13,290,578
US Bancorp	178,071	5,687,588
Wells Fargo & Co.	810,146	27,690,790

		257,475,654

See Notes to Financial Statements.	183

	Shares	Value
Healthcare — 13.7%
Abbott Laboratories	3,077	$201,544
Aetna, Inc.	117,324	5,432,101
Amgen, Inc.	19,500	1,683,240
Baxter International, Inc.	150,844	10,055,261
Becton, Dickinson and Co.Δ	538	42,066
Bristol-Myers Squibb Co.Δ	5,748	187,327
Cardinal Health, Inc.	201,951	8,316,342
Cigna Corporation	51,300	2,742,498
Eli Lilly & Co.	24,029	1,185,110
Hologic, Inc.Δ*	266,750	5,343,002
Humana, Inc.	59,100	4,056,033
Johnson & Johnson	271,074	19,002,287
McKesson Corporation	32,800	3,180,288
Medtronic, Inc.	393,029	16,122,050
Merck & Co., Inc.	173,182	7,090,071
Mylan, Inc.*	161,700	4,443,516
Pfizer, Inc.	1,433,212	35,944,957
Stryker Corporation	2,999	164,405
Thermo Fisher Scientific, Inc.	62,356	3,977,066
United Therapeutics CorporationΔ*	29,600	1,581,232
UnitedHealth Group, Inc.	295,203	16,011,811
WellPoint, Inc.Δ	174,580	10,635,414

		157,397,621

Materials & Processing — 1.9%
Air Products & Chemicals, Inc.	7,928	666,111
CF Industries Holdings, Inc.	20,900	4,246,044
Dow Chemical Co. (The)	44,263	1,430,580
E.I. du Pont de Nemours & Co.Δ	116,700	5,247,999
Freeport-McMoRan Copper & Gold, Inc.	35,056	1,198,915
Huntsman Corporation	167,000	2,655,300
MeadWestvaco Corporation	86,700	2,763,129
Mosaic Co. (The)	11,114	629,386
Newmont Mining Corporation	18,391	854,078
Sealed Air Corporation	128,200	2,244,782
Southern Copper CorporationΔ	1,484	56,184

		21,992,508

Producer Durables — 11.0%
3M Co.	2,630	244,196
ADT Corporation (The)	79,310	3,687,122
AGCO Corporation*	31,000	1,522,720
Boeing Co. (The)	2,694	203,020
CSX Corporation	12,665	249,880
Danaher Corporation	14,339	801,550
Delta Air Lines, Inc.*	163,300	1,938,371
Emerson Electric Co.Δ	176,357	9,339,867
FedEx Corporation	10,875	997,455
General Dynamics Corporation	38,008	2,632,814
General Electric Co.	1,611,724	33,830,087
Honeywell International, Inc.	269,400	17,098,818
Illinois Tool Works, Inc.Δ	172,931	10,515,934
Lockheed Martin Corporation	22,798	2,104,027
Norfolk Southern Corporation	12,203	754,634
Northrop Grumman CorporationΔ	75,023	5,070,054
Oshkosh Corporation*	47,000	1,393,550
Raytheon Co.Δ	197,188	11,350,141
Stanley Black & Decker, Inc.Δ	90,700	6,709,079
Terex CorporationΔ*	215,100	6,046,461
Textron, Inc.Δ	315,300	7,816,287

	Shares	Value
Union Pacific Corporation	13,500	$1,697,220
Waste Management, Inc.Δ	17,355	585,558

		126,588,845

Technology — 7.1%
Adobe Systems, Inc.*	7,957	299,820
Applied Materials, Inc.	202,400	2,315,456
BMC Software, Inc.Δ*	32,800	1,300,848
Broadcom Corporation Class A*	7,883	261,794
CA, Inc.Δ	185,800	4,083,884
Cisco Systems, Inc.	740,179	14,544,517
Computer Sciences Corporation	35,400	1,417,770
Corning, Inc.	56,877	717,788
Dell, Inc.	273,465	2,770,201
Hewlett-Packard Co.	72,633	1,035,020
Intel Corporation	287,651	5,934,240
International Business Machines Corporation	42,500	8,140,875
Lam Research CorporationΔ*	60,500	2,185,865
Microsoft Corporation	475,200	12,702,096
Oracle Corporation	57,900	1,929,228
SAIC, Inc.	134,700	1,524,804
Symantec Corporation*	173,100	3,256,011
Texas Instruments, Inc.	390,558	12,083,864
Western Digital Corporation	84,800	3,603,152
Yahoo!, Inc.*	45,680	909,032

		81,016,265

Utilities — 7.5%
AES Corporation (The)	619,800	6,631,860
Ameren Corporation	117,900	3,621,888
American Electric Power Co., Inc.	192,656	8,222,558
AT&T, Inc.Δ	911,781	30,736,138
CenturyLink, Inc.	23,290	911,105
Consolidated Edison, Inc.	10,985	610,107
Dominion Resources, Inc.	21,059	1,090,856
DTE Energy Co.	30,400	1,825,520
Duke Energy CorporationΔ	26,085	1,664,223
Edison International	54,800	2,476,412
Entergy CorporationΔ	132,800	8,466,000
Exelon Corporation	31,265	929,821
FirstEnergy CorporationΔ	15,678	654,713
NextEra Energy, Inc.	15,338	1,061,236
NV Energy, Inc.Δ	123,700	2,243,918
PG&E Corporation	15,834	636,210
Public Service Enterprise Group, Inc.	131,469	4,022,951
Southern Co. (The)Δ	32,129	1,375,443
Verizon Communications, Inc.Δ	204,624	8,854,081

		86,035,040

Total Common Stocks (Cost $935,127,494)		1,048,691,708

FOREIGN COMMON STOCKS — 6.9%
Bermuda — 0.6%
Everest Re Group, Ltd.	38,900	4,277,055
Nabors Industries, Ltd.*	170,000	2,456,500

		6,733,555

Canada — 0.4%
Agrium, Inc.	37,300	3,726,643
Domtar Corporation	16,400	1,369,728

		5,096,371

184	See Notes to Financial Statements.

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Cayman Islands — 0.1%
Herbalife, Ltd.Δ	20,500	$675,270

France — 0.9%
Sanofi ADR	219,200	10,385,696

Guernsey — 0.1%
Amdocs, Ltd.	42,500	1,444,575

Ireland — 1.0%
Accenture PLC Class A	20,800	1,383,200
Covidien PLC	16,817	971,014
Warner Chilcott PLC Class A*	314,600	3,787,784
XL Group PLC	198,800	4,981,928

		11,123,926

Netherlands — 0.5%
LyondellBasell Industries NV Class A	11,156	636,896
Royal Dutch Shell PLC ADRΔ	81,100	5,591,845

		6,228,741

Switzerland — 1.5%
ACE, Ltd.	35,045	2,796,591
Allied World Assurance Company Holdings AGΔ	17,100	1,347,480
Pentair, Ltd.	40,039	1,967,917
TE Connectivity, Ltd.Δ	167,075	6,201,824
Tyco International, Ltd.	147,921	4,326,689

		16,640,501

United Kingdom — 1.8%
BP PLC ADRΔ	204,900	8,532,036
Ensco PLC Class AΔ	132,500	7,854,600
Vodafone Group PLC ADR	183,500	4,622,365

		21,009,001

Total Foreign Common Stocks (Cost $76,631,367)		79,337,636

MONEY MARKET FUNDS — 8.9%
GuideStone Money Market Fund (GS4 Class)¥	19,170,658	19,170,658
Northern Institutional Liquid Assets Portfolio§	83,136,798	83,136,798

Total Money Market Funds (Cost $102,307,456)		102,307,456

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 0.14%, 04/25/13‡‡ (Cost $649,722)	$650,000	649,852

TOTAL INVESTMENTS — 107.2% (Cost $1,114,716,039)		1,230,986,652
Liabilities in Excess of Other Assets — (7.2)%		(82,365,134)

Net Assets — 100.0%		$1,148,621,518

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	22.4
Healthcare	13.7
Energy	12.8
Producer Durables	11.0
Consumer Discretionary	9.3
Money Market Funds	8.9
Utilities	7.5
Technology	7.1
Foreign Common Stocks	6.9
Consumer Staples	5.6
Materials & Processing	1.9
Futures Contracts	1.8
U.S. Treasury Obligation	0.1

109.0

See Notes to Financial Statements.	185

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,048,691,708	$1,048,691,708	$—	$—
Foreign Common Stocks	79,337,636	79,337,636	—	—
Money Market Funds	102,307,456	102,307,456	—	—
U.S. Treasury Obligation	649,852	—	649,852	—

Total Assets - Investments in Securities	$1,230,986,652	$1,230,336,800	$649,852	$—

Other Financial Instruments***
Futures Contracts	$105,463	$105,463	$—	$—

Total Assets - Other Financial Instruments	$105,463	$105,463	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

186	See Notes to Financial Statements.

Growth Equity Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2012. In the U.S., the elections in November resulted in a similar polarized and gridlocked government that was finally able to strike a tax deal to avoid the “fiscal cliff” at the end of the year. Despite all of the political and economic turmoil, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. The S&P 500® Index posted an impressive 16.00% return for 2012, while the broader U.S. market, as measured by the Russell 3000® Index, gained 16.42% for the same period.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index advanced during the year. Six of nine sectors posted double-digit gains with the best performance coming from the financial services and consumer discretionary sectors. The weakest performers were the energy and utilities sectors which still experienced solid single-digit gains for the year.

In terms of the underlying dynamics of equity market performance, companies with lower quality and higher price-to-earnings characteristics generally outperformed during the year. Regarding market capitalization, large-cap companies slightly outpaced their small-cap counterparts as the Russell 1000® Index posted a one-year return of 16.42%, while the Russell 2000® Index returned 16.35%, respectively. Style differentiation was evident as value-oriented stocks outperformed growth-oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Value Index outpaced the Russell 1000® Growth Index, posting one-year returns of 17.51% and 15.26%, respectively.

The Fund invested in a diversified portfolio of large—and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The GS4 Class of the Fund outperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2012 (17.21% versus 15.26%). Overweight exposure and security selection within the financial services sector contributed to benchmark-relative returns, while security selection within the consumer discretionary and energy sectors detracted from benchmark-relative performance during the year.

This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented stocks and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility.

Please see page 191 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Growth Equity Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	17.39%	17.21%	15.26%
Five Year	1.75%	1.61%	3.12%
Ten Year	7.04%	6.92%	7.52%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus,as amended on November 30, 2012)(1)	0.90%	1.12%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
COMMON STOCKS — 88.4%
Consumer Discretionary — 22.7%
Amazon.com, Inc.*	116,490	$29,255,299
AutoZone, Inc.*	12,958	4,592,704
CBS Corporation Class B	347,877	13,236,720
Chipotle Mexican Grill, Inc.Δ*	39,937	11,879,660
Coach, Inc.	184,760	10,256,028
Comcast Corporation Class AΔ	378,369	14,143,433
Costco Wholesale Corporation	83,420	8,239,393
Dick’s Sporting Goods, Inc.Δ	21,389	972,986
Discovery Communications, Inc. Class A*	7,060	448,169
Dollar General CorporationΔ*	126,780	5,589,730
eBay, Inc.*	403,064	20,564,325
Estee Lauder Cos., Inc. (The) Class A	206,006	12,331,519
Foot Locker, Inc.	35,924	1,153,879
Hertz Global Holdings, Inc.Δ*	186,205	3,029,555
Home Depot, Inc. (The)	287,081	17,755,960
Liberty Global, Inc. Class A*	48,283	3,041,346
Limited Brands, Inc.Δ	110,624	5,205,966
Lowe’s Cos., Inc.	131,782	4,680,897
McDonald’s Corporation	27,358	2,413,249
NIKE, Inc. Class B	344,704	17,786,726
Nordstrom, Inc.	76,290	4,081,515
priceline.com, Inc.*	28,936	17,975,043
Ralph Lauren Corporation	26,450	3,965,384
Sirius XM Radio, Inc.Δ*	868,400	2,509,676
Starbucks Corporation	310,373	16,642,200
Starwood Hotels & Resorts Worldwide, Inc.Δ	271,363	15,565,382
TJX Cos., Inc.	142,087	6,031,593
Tractor Supply Co.	19,350	1,709,766
Ulta Salon Cosmetics & Fragrance, Inc.Δ*	24,100	2,368,066
Urban Outfitters, Inc.Δ*	60,400	2,377,344
VF CorporationΔ	24,570	3,709,333
Walt Disney Co. (The)	134,630	6,703,228
Whirlpool Corporation	24,037	2,445,765
Yum! Brands, Inc.	67,971	4,513,274

		277,175,113

Consumer Staples — 3.0%
Church & Dwight Co., Inc.Δ	53,190	2,849,388
Coca-Cola Co. (The)	186,200	6,749,750
GNC Holdings, Inc. Class A	49,169	1,636,344
Kraft Foods Group, Inc.	120,030	5,457,764
Mondelez International, Inc. Class A	251,650	6,409,526
Procter & Gamble Co. (The)	70,400	4,779,456
Whole Foods Market, Inc.	100,600	9,187,798

		37,070,026

Energy — 6.5%
Anadarko Petroleum Corporation	48,850	3,630,044
Cabot Oil & Gas Corporation	56,595	2,815,035
Cameron International Corporation*	120,490	6,802,865
Chevron Corporation	29,310	3,169,583
EOG Resources, Inc.	24,440	2,952,108
FMC Technologies, Inc.Δ*	159,700	6,839,951
Kinder Morgan, Inc.	70,000	2,473,100
National Oilwell Varco, Inc.	183,174	12,519,943

	Shares	Value
Noble Energy, Inc.Δ	56,307	$5,728,674
Pioneer Natural Resources Co.	23,100	2,462,229
Schlumberger, Ltd.Δ	355,867	24,658,025
Southwestern Energy Co.*	152,900	5,108,389

		79,159,946

Financial Services — 11.7%
American International Group, Inc.*	36,752	1,297,346
American Tower Corporation REIT	178,847	13,819,508
Capital One Financial Corporation	172,905	10,016,387
CBRE Group, Inc. Class A*	63,500	1,263,650
Citigroup, Inc.	256,695	10,154,854
Discover Financial Services	193,891	7,474,498
IntercontinentalExchange, Inc.*	55,200	6,834,312
JPMorgan Chase & Co.	82,890	3,644,673
Mastercard, Inc. Class AΔ	31,980	15,711,134
Morgan Stanley	144,750	2,767,620
Raymond James Financial, Inc.	38,060	1,466,452
SunTrust Banks, Inc.	77,370	2,193,440
T Rowe Price Group, Inc.Δ	33,800	2,201,394
US BancorpΔ	74,476	2,378,763
Visa, Inc. Class A	328,991	49,868,456
Wells Fargo & Co.	356,996	12,202,123

		143,294,610

Healthcare — 12.3%
Abbott Laboratories	28,000	1,834,000
Alexion Pharmaceuticals, Inc.Δ*	156,468	14,678,263
Allergan, Inc.	232,370	21,315,300
athenahealth, Inc.Δ*	45,500	3,341,975
Biogen Idec, Inc.*	79,823	11,707,640
BioMarin Pharmaceutical, Inc.Δ*	103,000	5,072,750
Bristol-Myers Squibb Co.	104,820	3,416,084
Catamaran CorporationΔ*	46,720	2,200,979
Celgene Corporation*	29,470	2,319,878
Cerner Corporation*	113,900	8,843,196
Cooper Cos., Inc. (The)Δ	16,270	1,504,650
Edwards Lifesciences CorporationΔ*	20,970	1,890,865
Express Scripts Holding Co.*	189,742	10,246,068
Gilead Sciences, Inc.*	263,433	19,349,154
Illumina, Inc.Δ*	29,310	1,629,343
Intuitive Surgical, Inc.*	31,628	15,509,422
Merck & Co., Inc.	161,370	6,606,488
Pfizer, Inc.	307,600	7,714,608
Regeneron Pharmaceuticals, Inc.Δ*	51,601	8,827,383
UnitedHealth Group, Inc.	34,030	1,845,787

		149,853,833

Materials & Processing — 5.1%
Airgas, Inc.Δ	12,470	1,138,386
Ecolab, Inc.	62,510	4,494,469
Freeport-McMoRan Copper & Gold, Inc.	62,230	2,128,266
Masco CorporationΔ	138,200	2,302,412
Monsanto Co.	210,741	19,946,636
PPG Industries, Inc.	8,800	1,191,080
Praxair, Inc.	118,930	13,016,888
Precision Castparts CorporationΔ	78,676	14,902,808

See Notes to Financial Statements.	189

	Shares	Value
Sherwin-Williams Co. (The)Δ	16,900	$2,599,558

		61,720,503

Producer Durables — 6.5%
AMETEK, Inc.Δ	143,635	5,396,367
B/E Aerospace, Inc.*	30,640	1,513,616
Caterpillar, Inc.	29,600	2,651,568
Cummins, Inc.	105,399	11,419,982
Danaher Corporation	45,482	2,542,444
Deere & Co.	32,063	2,770,884
Delta Air Lines, Inc.*	80,300	953,161
FedEx Corporation	35,900	3,292,748
Fluor Corporation	33,420	1,963,091
General Electric Co.	407,430	8,551,956
Honeywell International, Inc.	119,170	7,563,720
Kansas City SouthernΔ	38,210	3,189,771
Stericycle, Inc.*	23,600	2,201,172
Trimble Navigation, Ltd.Δ*	87,680	5,241,510
Union Pacific Corporation	85,594	10,760,878
United Rentals, Inc.*	13,737	625,308
Verisk Analytics, Inc. Class A*	70,860	3,613,860
W.W. Grainger, Inc.	24,104	4,877,926

		79,129,962

Technology — 19.9%
Apple, Inc.	119,324	63,603,271
Citrix Systems, Inc.*	64,270	4,225,752
Crown Castle International Corporation*	25,820	1,863,171
EMC Corporation*	470,571	11,905,446
Equinix, Inc.Δ*	17,969	3,705,208
F5 Networks, Inc.Δ*	130,930	12,719,850
Facebook, Inc. Class AΔ*	417,800	11,126,014
Google, Inc. Class A*	62,696	44,474,662
Intuit, Inc.	73,340	4,363,730
LinkedIn Corporation, Class AΔ*	33,267	3,819,717
Microsoft Corporation	197,130	5,269,285
QUALCOMM, Inc.	542,696	33,658,006
Red Hat, Inc.*	62,070	3,287,227
Rovi Corporation*	7	108
Salesforce.com, Inc.Δ*	173,240	29,121,644
Teradata CorporationΔ*	104,450	6,464,410
VMware, Inc.Δ*	37,657	3,545,030

		243,152,531

Utilities — 0.7%
American Water Works Co., Inc.	31,640	1,174,793
AT&T, Inc.	143,900	4,850,869
ITC Holdings CorporationΔ	16,250	1,249,787
NiSource, Inc.	64,430	1,603,663

		8,879,112

Total Common Stocks (Cost $839,378,733)		1,079,435,636

	Shares	Value
FOREIGN COMMON STOCKS — 7.7%
Bermuda — 0.2%
Invesco, Ltd.	97,120	$2,533,861

Canada — 1.0%
Canadian Pacific Railway, Ltd.	20,700	2,103,534
Lululemon Athletica, Inc.Δ*	72,367	5,516,536
Valeant Pharmaceuticals International, Inc.Δ*	68,671	4,104,466

		11,724,536

Denmark — 0.5%
Novo Nordisk A/S ADRΔ	37,100	6,055,091

Germany — 0.4%
SAP AG ADRΔ	62,500	5,023,750

Hong Kong — 0.5%
Michael Kors Holdings, Ltd.Δ*	110,485	5,638,050

Ireland — 1.8%
Accenture PLC Class A	194,773	12,952,405
Eaton Corporation PLCΔ	103,220	5,594,524
Shire PLC ADRΔ	41,150	3,793,207

		22,340,136

Netherlands — 2.0%
ASML Holding NVΔ	166,269	10,709,386
LyondellBasell Industries NV Class A	245,777	14,031,409

		24,740,795

Singapore — 0.7%
Avago Technologies, Ltd.	186,900	5,917,254
Hutchison Port Holdings Trust	3,282,000	2,626,811

		8,544,065

Switzerland — 0.3%
Pentair, Ltd.Δ	80,153	3,939,520

United Kingdom — 0.3%
Ensco PLC Class A	35,580	2,109,182
Rolls-Royce Holdings PLC	68,223	978,554

		3,087,736

Total Foreign Common Stocks (Cost $82,430,642)		93,627,540

PREFERRED STOCK — 0.1%
Wells Fargo & Co.* (Cost $678,134)	35,400	1,038,990

MONEY MARKET FUNDS — 12.3%
GuideStone Money Market Fund (GS4 Class)¥	46,333,046	46,333,046
Northern Institutional Liquid Assets Portfolio§	104,150,787	104,150,787

Total Money Market Funds (Cost $150,483,833)		150,483,833

TOTAL INVESTMENTS — 108.5% (Cost $1,072,971,342)		1,324,585,999
Liabilities in Excess of Other Assets — (8.5)%		(103,322,599)

NET ASSETS — 100.0%		$1,221,263,400

190	See Notes to Financial Statements.

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

%
Consumer Discretionary	22.7
Technology	19.9
Healthcare	12.3
Money Market Funds	12.3
Financial Services	11.7
Foreign Common Stocks	7.7
Energy	6.5
Producer Durables	6.5
Materials & Processing	5.1
Futures Contracts	4.1
Consumer Staples	3.0
Utilities	0.7
Preferred Stock	0.1

112.6

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,079,435,636	$1,079,435,636	$—	$—
Foreign Common Stocks	93,627,540	90,022,175	3,605,365	—
Money Market Funds	150,483,833	150,483,833	—	—
Preferred Stock	1,038,990	1,038,990	—	—

Total Assets - Investments in Securities	$1,324,585,999	$1,320,980,634	$3,605,365	$—

Other Financial Instruments***
Futures Contracts	$166,024	$166,024	$—	$—

Total Assets - Other Financial Instruments	$166,024	$166,024	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets of the Funds is not material, therefore, the transfers between Level 1 and Level 2 are not shown for the year ended December 31, 2012.

See Notes to Financial Statements.	191

Small Cap Equity Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2012. In the U.S., the elections in November resulted in a similar polarized and gridlocked government that was finally able to strike a tax deal to avoid the “fiscal cliff” at the end of the year. Despite all of the political and economic turmoil, U.S. consumer confidence and housing improved, China’s economy bounced back and accommodating monetary policies were announced in Europe. The S&P 500® Index posted an impressive 16.00% return for 2012, while the broader U.S. market, as measured by the Russell 3000® Index, gained 16.42% for the same period.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index advanced during the year. Six of nine sectors posted double-digit gains with the best performance coming from the financial services and consumer discretionary sectors. The weakest performers were the energy and utilities sectors which still experienced solid single-digit gains for the year.

In terms of the underlying dynamics of equity market performance, companies with lower quality and higher price-to-earnings characteristics generally outperformed during the year. Regarding market capitalization, large-cap companies slightly outpaced their small-cap counterparts as the Russell 1000® Index posted a one-year return of 16.42%, while the Russell 2000® Index returned 16.35%, respectively. Style differentiation was evident as value-oriented stocks outperformed growth-oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Value Index outpaced the Russell 1000® Growth Index, posting one-year returns of 17.51% and 15.26%, respectively.

The Fund was comprised of domestic, small-cap stocks with both value-and growth-style orientations. The GS4 Class of the Fund generated double-digit positive performance but underperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2012 (15.02% versus 16.35%). Security selection within the consumer discretionary sector detracted from benchmark-relative returns, while security selection within the healthcare and energy sectors contributed to benchmark-relative performance during the year. The Fund’s relative performance further benefited from a portable alpha strategy, where stock index futures contracts were used to gain small cap equity beta exposure and the underlying cash was invested in fixed income securities. Within this portion of the Fund, the fixed income securities’ performance outpaced the futures contracts’ financing costs which generated excess return for the Fund. Within the fixed income portion of the portfolio, certain derivative contracts were used to manage duration and adjust exposure along the yield curve, including U.S. Treasuries futures and options, Eurodollar futures and options and Euro-Bund futures. The Fund also used currency forwards to manage foreign currency exposure. At the Fund level, overall derivative exposure had a very slight negative impact on performance over the course of the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small-to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Please see page 204 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Small Cap Equity Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	15.25%	15.02%	16.35%
Five Year	3.77%	3.61%	3.56%
Ten Year	9.28%	9.13%	9.72%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.04%	1.27%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the Russell 2000® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Russell 2000® Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
COMMON STOCKS — 77.9%
Consumer Discretionary — 11.2%
Aaron’s, Inc.*	41,500	$1,173,620
American Eagle Outfitters, Inc.	34,800	713,748
American Public Education, Inc.Δ*	22,600	816,086
ANN, Inc.*	43,800	1,482,192
Apollo Group, Inc. Class AΔ*	34,600	723,832
Arbitron, Inc.	15,500	723,540
Arctic Cat, Inc.Δ*	36,500	1,218,735
Avis Budget Group, Inc.Δ*	31,900	632,258
Beazer Homes USA, Inc.Δ*	19,260	325,301
Brown Shoe Co., Inc.	33,300	611,721
Cabela’s, Inc.*	8,600	359,050
Capella Education Co.Δ*	48,500	1,369,155
Carter’s, Inc.Δ*	6,300	350,595
Central Garden and Pet Co.*	85,000	851,700
Chico’s FAS, Inc.	97,200	1,794,312
Crocs, Inc.*	90,000	1,295,100
Dillard’s, Inc. Class A	8,200	686,914
Domino’s Pizza, Inc.Δ*	23,908	1,041,193
DSW, Inc.	32,500	2,134,925
Elizabeth Arden, Inc.Δ*	15,550	699,906
Francesca’s Holdings CorporationΔ*	17,000	441,320
GameStop Corporation Class AΔ	51,800	1,299,662
H&R Block, Inc.	36,100	670,377
Hibbett Sports, Inc.Δ*	38,700	2,039,490
Hot Topic, Inc.Δ	60,000	579,000
Inter Parfums, Inc.Δ	33,600	653,856
John Wiley & Sons, Inc.	28,400	1,105,612
Jos. A. Bank Clothiers, Inc.Δ*	18,200	774,956
K12, Inc.Δ*	43,600	891,184
Lear Corporation	22,900	1,072,636
Life Time Fitness, Inc.Δ*	25,100	1,235,171
Lumber Liquidators Holdings, Inc.Δ*	12,300	649,809
Mattress Firm Holding CorporationΔ*	26,100	640,233
Meritage Homes Corporation*	11,195	418,133
Meritor, Inc.*	118,400	560,032
Monro Muffler Brake, Inc.Δ	39,400	1,377,818
National American University Holdings, Inc.Δ	54,700	210,595
Pier 1 Imports, Inc.Δ	48,260	965,200
Pool Corporation	33,800	1,430,416
PulteGroup, Inc.*	46,000	835,360
Ryland Group, Inc. (The)Δ	35,000	1,277,500
Shutterstock, Inc.*	20,000	520,000
Smith & Wesson Holding CorporationΔ*	149,800	1,264,312
Sotheby’sΔ	74,600	2,508,052
Thor Industries, Inc.Δ	19,700	737,371
TRW Automotive Holdings Corporation*	13,800	739,818
Ulta Salon Cosmetics & Fragrance, Inc.*	4,784	470,076
Vera Bradley, Inc.Δ*	34,200	858,420
Vitamin Shoppe, Inc.Δ*	29,850	1,712,196
WABCO Holdings, Inc.*	30,800	2,007,852
Williams-Sonoma, Inc.	14,700	643,419

		49,593,759

Consumer Staples — 2.5%
Annie’s, Inc.Δ*	14,900	498,107

	Shares	Value
Casey’s General Stores, Inc.Δ	9,600	$509,760
Chef’s Warehouse, Inc. (The)Δ*	32,400	512,244
Dean Foods Co.*	35,600	587,756
Fresh Market, Inc. (The)*	13,900	668,451
GNC Holdings, Inc. Class A	21,883	728,266
Hain Celestial Group, Inc. (The)Δ*	16,101	872,996
Ingredion, Inc.	9,500	612,085
J & J Snack Foods Corporation	10,352	661,907
Medifast, Inc.Δ*	36,200	955,318
Natural Grocers by Vitamin Cottage, Inc.Δ*	8,700	166,083
PetMed Express, Inc.Δ	58,700	651,570
Smart Balance, Inc.Δ*	26,538	342,340
Susser Holdings CorporationΔ*	8,100	279,369
United Natural Foods, Inc.Δ*	33,300	1,784,547
USANA Health Sciences, Inc.Δ*	25,000	823,250
WhiteWave Foods Co. Class AΔ*	20,600	320,124

		10,974,173

Energy — 5.0%
American Standard Energy Corporation@*	8,702	4,003
Approach Resources, Inc.Δ*	11,600	290,116
Cloud Peak Energy, Inc.*	33,500	647,555
Delek US Holdings, Inc.Δ	23,800	602,616
Dril-Quip, Inc.Δ*	10,000	730,500
Endeavour International CorporationΔ*	183,700	951,566
First Solar, Inc.Δ*	39,000	1,204,320
Gulfport Energy Corporation*	52,500	2,006,550
Helix Energy Solutions Group, Inc.*	59,700	1,232,208
HollyFrontier Corporation	58,300	2,713,865
Hornbeck Offshore Services, Inc.*	22,300	765,782
ION Geophysical CorporationΔ*	151,100	983,661
Key Energy Services, Inc.*	87,800	610,210
Matador Resources Co.Δ*	48,000	393,600
Oasis Petroleum, Inc.*	45,523	1,447,631
PDC Energy, Inc.Δ*	10,300	342,063
Plains Exploration & Production Co.*	12,800	600,832
Rex Energy CorporationΔ*	28,635	372,828
Sanchez Energy CorporationΔ*	28,600	514,800
Swift Energy Co.Δ*	42,800	658,692
Tesoro Corporation	57,100	2,515,255
Vaalco Energy, Inc.Δ*	184,000	1,591,600
Western Refining, Inc.Δ	40,400	1,138,876

		22,319,129

Financial Services — 17.5%
American Capital, Ltd.*	73,000	876,000
American Equity Investment Life Holding Co.Δ	88,500	1,080,585
Assurant, Inc.	51,300	1,780,110
BOK Financial Corporation	10,300	560,938
Brown & Brown, Inc.	21,600	549,936
Calamos Asset Management, Inc. Class A	46,100	487,277
CapitalSource, Inc.	228,700	1,733,546
Cardinal Financial Corporation	67,000	1,090,090

194	See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Cardtronics, Inc.*	182,900	$4,342,046
CBOE Holdings, Inc.*	28,400	836,664
City National CorporationΔ	37,500	1,857,000
Comerica, Inc.	57,600	1,747,584
CommonWealth REIT	100,300	1,588,752
CoreLogic, Inc.*	73,879	1,988,823
Coresite Realty Corporation REITΔ	25,700	710,862
Duff & Phelps Corporation Class AΔ	45,500	710,710
East West Bancorp, Inc.	47,700	1,025,073
Encore Capital Group, Inc.*	46,100	1,411,582
First American Financial Corporation	74,000	1,782,660
FleetCor Technologies, Inc.*	44,800	2,403,520
Global Payments, Inc.	24,500	1,109,850
Heartland Payment Systems, Inc.Δ	57,100	1,684,450
Hospitality Properties Trust REITΔ	82,200	1,925,124
Huntington Bancshares, Inc.	352,600	2,253,114
IBERIABANK Corporation	26,100	1,282,032
Inland Real Estate Corporation REITΔ	79,700	667,886
Jack Henry & Associates, Inc.	41,900	1,644,994
Jefferies Group, Inc.	84,400	1,567,308
Jones Lang LaSalle, Inc.	48,700	4,087,878
Lender Processing Services, Inc.	32,900	809,998
MarketAxess Holdings, Inc.Δ	20,600	727,180
Medical Properties Trust, Inc. REITΔ	49,700	594,412
Mid-America Apartment Communities, Inc. REITΔ	21,000	1,359,750
National Health Investors, Inc. REITΔ	16,400	927,092
NBH Holdings Corporation PIPE+@	30,300	558,126
Nelnet, Inc. Class AΔ	25,200	750,708
Netspend Holdings, Inc.Δ*	82,900	979,878
Ocwen Financial Corporation*	52,900	1,829,811
PacWest BancorpΔ	32,100	795,438
Pebblebrook Hotel Trust REITΔ	60,600	1,399,860
Piper Jaffray Cos.*	26,700	857,871
Portfolio Recovery Associates, Inc.*	22,500	2,404,350
PrivateBancorp, Inc.Δ	52,950	811,194
ProAssurance Corporation	14,400	607,536
PS Business Parks, Inc. REIT	12,700	825,246
Realogy Holdings Corporation*	20,500	860,180
Reinsurance Group of America, Inc.	11,600	620,832
RLI CorporationΔ	19,000	1,228,540
Safety Insurance Group, Inc.Δ	16,600	766,422
SCBT Financial CorporationΔ	11,700	470,106
Ship Finance International, Ltd.Δ	28,900	480,607
Signature BankΔ*	16,040	1,144,293
SVB Financial Group*	22,200	1,242,534
Synovus Financial CorporationΔ	380,500	932,225
Texas Capital Bancshares, Inc.Δ*	5,700	255,474
Walter Investment Management CorporationΔ*	11,400	490,428
Washington Federal, Inc.Δ	81,000	1,366,470
Webster Financial CorporationΔ	46,200	949,410

	Shares	Value
WEX, Inc.*	26,900	$2,027,453
Wilshire Bancorp, Inc.*	244,500	1,435,215
Wintrust Financial CorporationΔ	32,900	1,207,430
WisdomTree Investments, Inc.*	102,300	626,076
Zions BancorporationΔ	30,000	642,000

		77,770,539

Healthcare — 8.1%
Acadia Healthcare Co., Inc.*	20,700	482,931
Air Methods CorporationΔ*	24,600	907,494
Align Technology, Inc.Δ*	20,300	563,325
AVANIR Pharmaceuticals, Inc.Δ*	104,600	275,098
BioMarin Pharmaceutical, Inc.*	5,300	261,025
Bio-Rad Laboratories, Inc. Class A*	6,100	640,805
Brookdale Senior Living, Inc.*	29,900	757,068
Celldex Therapeutics, Inc.*	36,800	246,928
Community Health Systems, Inc.*	19,600	602,504
Computer Programs & Systems, Inc.	13,400	674,556
Cooper Cos., Inc. (The)	9,666	893,912
Covance, Inc.Δ*	17,100	987,867
Cyberonics, Inc.*	9,000	472,770
ExamWorks Group, Inc.Δ*	98,300	1,375,217
Five Star Quality Care, Inc.+	2,086	—
Genomic Health, Inc.*	7,700	209,902
Gentiva Health Services, Inc.Δ*	73,500	738,675
Globus Medical, Inc. Class AΔ*	37,000	388,130
Greatbatch, Inc.*	21,200	492,688
Haemonetics CorporationΔ*	25,400	1,037,336
Hill-Rom Holdings, Inc.	27,900	795,150
Incyte Corporation, Ltd.Δ*	31,800	528,198
Infinity Pharmaceuticals, Inc.*	4,700	164,500
Invacare CorporationΔ	38,800	632,440
IPC The Hospitalist Co., Inc.Δ*	58,300	2,315,093
Magellan Health Services, Inc.*	24,400	1,195,600
Masimo CorporationΔ*	55,100	1,157,651
MedAssets, Inc.Δ*	49,100	823,407
Medivation, Inc.Δ*	21,200	1,084,592
Myriad Genetics, Inc.Δ*	51,600	1,406,100
PDL BioPharma, Inc.Δ	228,900	1,613,745
PerkinElmer, Inc.	35,800	1,136,292
Providence Service Corporation (The)*	60,000	1,019,400
Sirona Dental Systems, Inc.*	24,100	1,553,486
Team Health Holdings, Inc.*	39,200	1,127,784
Tenet Healthcare CorporationΔ*	70,500	2,289,135
Thoratec Corporation*	16,300	611,576
United Therapeutics Corporation*	27,200	1,453,024
VCA Antech, Inc.Δ*	61,600	1,296,680
Volcano CorporationΔ*	22,700	535,947
WellCare Health Plans, Inc.*	27,300	1,329,237

		36,077,268

Materials & Processing — 5.2%
A. Schulman, Inc.Δ	55,600	1,608,508
Acuity Brands, Inc.	5,326	360,730
Allied Nevada Gold CorporationΔ*	45,800	1,379,954
Berry Plastics Group, Inc.*	70,100	1,127,208
Boise, Inc.	224,900	1,787,955

See Notes to Financial Statements.	195

	Shares	Value
Carpenter Technology Corporation	10,000	$516,300
Chemtura Corporation*	30,800	654,808
Cytec Industries, Inc.	8,700	598,821
Eagle Materials, Inc.Δ	25,700	1,503,450
Georgia Gulf CorporationΔ	5,800	239,424
H.B. Fuller Co.	23,900	832,198
Huntsman Corporation	117,900	1,874,610
KapStone Paper and Packaging Corporation*	33,800	750,022
Lennox International, Inc.Δ	14,000	735,280
Louisiana-Pacific Corporation*	40,745	787,194
Martin Marietta Materials, Inc.Δ	12,600	1,187,928
Molycorp, Inc.Δ*	117,700	1,111,088
MRC Global, Inc.*	33,300	925,074
P.H. Glatfelter Co.Δ	83,700	1,463,076
Packaging Corporation of America	16,000	615,520
PolyOne Corporation	58,000	1,184,360
RBC Bearings, Inc.Δ*	16,500	826,155
Royal Gold, Inc.Δ	7,600	617,956
Texas Industries, Inc.Δ*	10,129	516,680

		23,204,299

Producer Durables — 12.8%
A.O. Smith CorporationΔ	12,200	769,454
Advisory Board Co. (The)Δ*	23,300	1,090,207
AGCO Corporation*	44,500	2,185,840
Alaska Air Group, Inc.Δ*	18,800	810,092
Albany International Corporation Class AΔ	47,300	1,072,764
Allegiant Travel Co.*	14,700	1,079,127
Alliant Techsystems, Inc.	31,300	1,939,348
Altra Holdings, Inc.	32,600	718,830
Angie’s List, Inc.Δ*	48,900	586,311
Clean Harbors, Inc.Δ*	37,300	2,051,873
Columbus McKinnon CorporationΔ*	36,500	602,980
Corporate Executive Board Co. (The)Δ	30,600	1,452,276
CoStar Group, Inc.*	28,557	2,552,139
DXP Enterprises, Inc.Δ*	26,300	1,290,541
EMCOR Group, Inc.	83,800	2,900,318
Esterline Technologies Corporation*	15,300	973,233
ExlService Holdings, Inc.*	43,100	1,142,150
Generac Holdings, Inc.Δ*	14,100	483,771
Genesee & Wyoming, Inc. Class AΔ*	32,150	2,445,972
Granite Construction, Inc.	8,000	268,960
Healthcare Services Group, Inc.Δ	39,850	925,715
HEICO Corporation Class AΔ	35,561	1,339,817
Huron Consulting Group, Inc.Δ*	9,472	319,112
Kennametal, Inc.Δ	21,200	848,000
MasTec, Inc.Δ*	19,200	478,656
MAXIMUS, Inc.	20,000	1,264,400
McGrath RentCorpΔ	35,400	1,027,308
Middleby Corporation*	15,500	1,987,255
Mistras Group, Inc.*	53,100	1,311,039
Monster Worldwide, Inc.Δ*	216,100	1,214,482
MYR Group, Inc.*	37,100	825,475
Nordson CorporationΔ	4,800	302,976

	Shares	Value
Old Dominion Freight Line, Inc.Δ*	28,000	$959,840
On Assignment, Inc.Δ*	84,000	1,703,520
Orbital Sciences Corporation*	95,600	1,316,412
Oshkosh Corporation*	101,700	3,015,405
OSI Systems, Inc.Δ*	7,224	462,625
PHH CorporationΔ*	96,700	2,199,925
Quanta Services, Inc.*	32,200	878,738
Standard Parking CorporationΔ*	30,800	677,292
Trinity Industries, Inc.	22,200	795,204
Triumph Group, Inc.Δ	13,300	868,490
URS Corporation	29,600	1,162,096
US Airways Group, Inc.Δ*	49,800	672,300
WageWorks, Inc.Δ*	40,000	712,000
Watts Water Technologies, Inc.Δ	18,400	791,016
WESCO International, Inc.Δ*	35,700	2,407,251

		56,882,535

Technology — 12.5%
ACI Worldwide, Inc.Δ*	6,465	282,456
Amkor Technology, Inc.Δ*	117,100	497,675
Applied Micro Circuits Corporation*	118,900	998,760
Arris Group, Inc.*	76,100	1,136,934
Bottomline Technologies, Inc.Δ*	60,600	1,599,234
Brightcove, Inc.*	42,000	379,680
BroadSoft, Inc.*	18,800	683,004
Brocade Communications Systems, Inc.*	113,000	602,290
CACI International, Inc. Class AΔ*	28,800	1,584,864
Cadence Design Systems, Inc.Δ*	98,100	1,325,331
CommVault Systems, Inc.*	36,100	2,516,531
Computer Sciences Corporation	20,500	821,025
Cree, Inc.Δ*	23,300	791,734
Dealertrack Holdings, Inc.Δ*	44,500	1,278,040
DigitalGlobe, Inc.Δ*	133,600	3,265,184
Ebix, Inc.Δ	37,500	602,625
Ellie Mae, Inc.*	9,682	268,675
Fortinet, Inc.*	33,200	699,524
Fusion-io, Inc.Δ*	37,800	866,754
Hittite Microwave CorporationΔ*	14,300	888,030
IAC/InterActiveCorp	23,541	1,113,489
Infoblox, Inc.*	25,000	449,250
Informatica CorporationΔ*	72,100	2,186,072
Ingram Micro, Inc. Class A*	56,700	959,364
Kulicke & Soffa Industries, Inc.*	73,900	886,061
Mercury Systems, Inc.Δ*	82,300	757,160
Millennial Media, Inc.Δ*	27,500	344,575
Monotype Imaging Holdings, Inc.	43,500	695,130
NetSuite, Inc.*	14,300	962,390
NeuStar, Inc. Class A*	21,000	880,530
NIC, Inc.Δ*	117,600	1,921,584
Omnivision Technologies, Inc.*	42,400	596,992
QLIK Technologies, Inc.*	48,800	1,059,936
RealPage, Inc.Δ*	30,600	660,042
Ruckus Wireless, Inc.Δ*	59,200	1,333,776
Rudolph Technologies, Inc.Δ*	28,300	380,635
Saba Software, Inc.Δ*	40,400	353,096

196	See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
SAIC, Inc.	58,900	$666,748
Sanmina Corporation*	54,000	597,780
Semtech Corporation*	72,167	2,089,235
ServiceNow, Inc.Δ*	12,400	372,372
Silicon Laboratories, Inc.*	25,700	1,074,517
Solera Holdings, Inc.	38,200	2,042,554
Splunk, Inc.*	20,600	597,812
SS&C Technologies Holdings, Inc.*	115,000	2,658,800
Tangoe, Inc.Δ*	26,209	311,101
Tech Data Corporation*	23,000	1,047,190
Ultimate Software Group, Inc.Δ*	23,800	2,246,958
Ultratech, Inc.Δ*	14,956	557,859
Unisys CorporationΔ*	80,200	1,387,460
United Online, Inc.Δ	293,500	1,640,665
Vocera Communications, Inc.Δ*	40,500	1,016,550
Volterra Semiconductor Corporation*	43,700	750,329

		55,686,362

Utilities — 3.1%
Alliant Energy Corporation	42,000	1,844,220
American Water Works Co., Inc.	52,600	1,953,038
Cbeyond, Inc.Δ*	96,500	872,360
General Communication, Inc. Class AΔ*	43,700	419,083
j2 Global, Inc.Δ	35,000	1,070,300
NV Energy, Inc.Δ	98,200	1,781,348
OGE Energy Corporation	11,000	619,410
Pinnacle West Capital Corporation	45,400	2,314,492
PNM Resources, Inc.Δ	76,500	1,569,015
Portland General Electric Co.Δ	51,600	1,411,776

		13,855,042

Total Common Stocks (Cost $299,885,192)		346,363,106

FOREIGN COMMON STOCKS — 8.6%
Bermuda — 3.8%
Aircastle, Ltd.	52,600	659,604
Aspen Insurance Holdings, Ltd.	18,600	596,688
AXIS Capital Holdings, Ltd.	16,200	561,168
Endurance Specialty Holdings, Ltd.Δ	26,000	1,031,940
Energy XXI (Bermuda), Ltd.Δ	69,300	2,230,767
Everest Re Group, Ltd.	22,500	2,473,875
Maiden Holdings, Ltd.Δ	79,000	726,010
Montpelier Re Holdings, Ltd.Δ	164,400	3,758,184
Nabors Industries, Ltd.*	101,700	1,469,565
PartnerRe, Ltd.Δ	8,400	676,116
Platinum Underwriters Holdings, Ltd.	19,600	901,600
RenaissanceRe Holdings, Ltd.	22,900	1,860,854

		16,946,371

British Virgin Islands — 0.2%
UTi Worldwide, Inc.	59,300	794,620

Canada — 1.3%
AuRico Gold, Inc.Δ*	199,800	1,634,364
Domtar Corporation	16,000	1,336,320
Franco-Nevada CorporationΔ	9,600	548,832
Gran Tierra Energy, Inc.Δ*	109,200	601,692
New Gold, Inc.Δ*	158,900	1,752,667

		5,873,875

	Shares	Value
Guernsey — 0.3%
Amdocs, Ltd.	38,000	$1,291,620

Ireland — 0.6%
Amarin Corporation PLC ADRΔ*	36,400	294,476
ICON PLC ADR*	17,900	496,904
Warner Chilcott PLC Class A*	148,500	1,787,940

		2,579,320

Israel — 0.3%
Allot Communications, Ltd.Δ*	46,900	835,758
EZchip Semiconductor, Ltd.Δ*	9,755	322,598
Mellanox Technologies, Ltd.Δ*	7,775	461,679

		1,620,035

Luxembourg — 0.4%
Altisource Portfolio Solutions SA*	19,800	1,715,769

Marshall Islands — 0.1%
Aegean Marine Petroleum Network, Inc.Δ	92,500	488,400

Netherlands — 0.4%
AerCap Holdings NV*	44,500	610,540
Chicago Bridge & Iron Co. NVΔ	15,600	723,060
QIAGEN NV*	20,200	366,630

		1,700,230

Puerto Rico — 0.2%
Popular, Inc.*	41,100	854,469

Supranational — 0.1%
Banco Latinoamericano de Commercio Exterior SA Class EΔ	29,500	636,020

Switzerland — 0.9%
Allied World Assurance Company Holdings AG	22,400	1,765,120
Foster Wheeler AG*	89,400	2,174,208

		3,939,328

Total Foreign Common Stocks (Cost $35,641,010)		38,440,057

RIGHTS/WARRANTS — 0.0%
Asen Warrants A+	25,000	1,000
Asen Warrants B+	25,000	500
Asen Warrants C+	25,000	1,500

Total Rights/Warrants (Cost $0)		3,000

MONEY MARKET FUNDS — 34.2%
GuideStone Money Market Fund (GS4 Class)¥	17,383,865	17,383,865
Northern Institutional Liquid Assets Portfolio§	134,832,566	134,832,566

Total Money Market Funds (Cost $152,216,431)		152,216,431

See Notes to Financial Statements.	197

	Par	Value
AGENCY OBLIGATIONS — 0.4%
Farmer Mac Guaranteed Notes Trust
5.13%, 04/19/17 144A	$250,000	$293,990
Federal Home Loan Bank
5.50%, 07/15/36	120,000	165,723
Federal Home Loan Mortgage Corporation
0.75%, 01/12/18Δ	110,000	109,389
1.25%, 08/01/19	180,000	180,533
1.25%, 10/02/19Δ	130,000	129,829
Federal National Mortgage Association
3.38%, 10/09/19†	680,000	596,718
6.25%, 05/15/29	110,000	158,475
6.63%, 11/15/30	200,000	305,516
Tennessee Valley Authority
5.25%, 09/15/39	50,000	66,049

Total Agency Obligations (Cost $1,815,775)		2,006,222

ASSET-BACKED SECURITIES — 0.3%
Ameriquest Mortgage Securities, Inc.
0.56%, 04/25/34†	35,531	34,108
Asset Backed Securities Corporation Home Equity
1.18%, 12/15/33†	28,312	26,161
Avis Budget Rental Car Funding AESOP LLC
2.80%, 05/20/18 144A	25,000	26,363
2.10%, 03/20/19 144A	100,000	102,009
Bear Stearns Asset-Backed Securities Trust
1.11%, 10/27/32†	10,235	9,334
0.66%, 12/25/33†	129,564	122,282
Education Funding Capital Trust I
2.80%, 06/15/43Ω†	100,000	90,037
EFS Volunteer No 2 LLC
1.56%, 03/25/36 144A†	100,000	101,966
EMC Mortgage Loan Trust
0.86%, 02/25/41 144A†	45,120	40,526
Greenpoint Manufactured Housing
2.98%, 03/18/29†	75,000	63,391
3.60%, 06/19/29†	50,000	43,109
3.71%, 02/20/30†	50,000	42,810
GSAA Trust
0.48%, 07/25/37†	180,390	149,117
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	90,000	97,890
KeyCorporation Student Loan Trust
0.58%, 10/25/32†	53,827	49,650
Lehman XS Trust
0.51%, 11/25/35†	172,360	140,763
0.51%, 12/25/35†	79,013	28,175
MASTR Specialized Loan Trust
0.56%, 05/25/37 144A†	178,864	109,398
Option One Mortgage Loan Trust
1.01%, 11/25/32†	15,559	13,876
Renaissance Home Equity Loan Trust
1.07%, 06/25/33†	18,679	14,593

	Par	Value
SLM Student Loan Trust
0.74%, 09/16/24†	$100,000	$91,677
1.06%, 03/15/33 144A†	84,040	82,996
SunTrust Student Loan Trust
0.43%, 01/30/23 144A†	100,000	99,065

Total Asset-Backed Securities (Cost $1,692,956)		1,579,296

CORPORATE BONDS — 2.6%
AbbVie, Inc.
1.75%, 11/06/17 144AΔ	80,000	80,964
2.90%, 11/06/22 144A	50,000	51,028
Access Midstream Partners LP
4.88%, 05/15/23	30,000	30,488
AES Corporation
7.75%, 10/15/15	30,000	33,825
8.00%, 06/01/20	40,000	46,200
American Express Co.
6.80%, 09/01/66†	140,000	150,850
American International Group, Inc.
5.85%, 01/16/18	180,000	213,269
Amgen, Inc.
3.88%, 11/15/21Δ	150,000	165,032
Apache Corporation
5.63%, 01/15/17	110,000	128,961
Arch Coal, Inc.
7.00%, 06/15/19Δ	70,000	65,450
AT&T, Inc.
5.50%, 02/01/18	180,000	214,675
3.88%, 08/15/21	30,000	33,497
2.63%, 12/01/22	40,000	40,153
6.30%, 01/15/38	60,000	77,203
BAC Capital Trust XIV
4.00%, 09/29/49†	10,000	8,464
Baker Hughes, Inc.
7.50%, 11/15/18	60,000	79,584
Bank of America Corporation
5.42%, 03/15/17	60,000	65,784
3.88%, 03/22/17	20,000	21,712
5.75%, 12/01/17	200,000	233,373
Boeing Capital Corporation
4.70%, 10/27/19	40,000	47,266
Boeing Co.
4.88%, 02/15/20	60,000	72,400
Calpine Corporation
7.88%, 01/15/23 144A	80,000	90,800
Caterpillar Financial Services Corporation
6.20%, 09/30/13	110,000	114,770
CCO Holdings LLC
7.00%, 01/15/19	70,000	75,862
6.50%, 04/30/21	10,000	10,838
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	10,000	13,774
Cengage Learning Acquisitions, Inc.
11.50%, 04/15/20 144A	10,000	8,675
CIT Group, Inc.
4.25%, 08/15/17	20,000	20,689
Citigroup, Inc.
6.00%, 12/13/13	110,000	115,292
6.38%, 08/12/14	20,000	21,621

198	See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.00%, 09/15/14	$170,000	$178,928
5.50%, 10/15/14	50,000	53,665
3.95%, 06/15/16	70,000	75,406
6.00%, 08/15/17	30,000	35,381
6.88%, 03/05/38	60,000	79,256
5.90%, 12/29/49†	20,000	20,282
5.95%, 12/29/49†Δ	30,000	30,412
Cliffs Natural Resources, Inc.
3.95%, 01/15/18Δ	40,000	40,305
4.80%, 10/01/20Δ	20,000	19,908
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	30,000	45,437
Comcast Corporation
6.50%, 01/15/17	120,000	144,857
5.15%, 03/01/20	20,000	23,742
5.65%, 06/15/35Δ	10,000	11,773
Concho Resources Inc.
6.50%, 01/15/22	33,000	36,465
ConocoPhillips Holding Co.
6.95%, 04/15/29	60,000	83,877
CONSOL Energy, Inc.
6.38%, 03/01/21Δ	50,000	51,500
Countrywide Financial Corporation
6.25%, 05/15/16	50,000	54,927
CVS Caremark Corporation
2.75%, 12/01/22Δ	160,000	160,935
CVS Pass-Through Trust
6.94%, 01/10/30	62,103	78,383
Devon Energy Corporation
5.60%, 07/15/41	90,000	107,314
Duke Energy Carolinas LLC
5.30%, 02/15/40	50,000	60,236
Eaton Corporation
1.50%, 11/02/17 144A	30,000	30,096
2.75%, 11/02/22 144AΔ	60,000	59,943
4.15%, 11/02/42 144A	20,000	20,313
Ecolab, Inc.
4.35%, 12/08/21	20,000	22,365
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/20	50,000	56,625
Enterprise Products Operating LLC
6.30%, 09/15/17	170,000	205,852
6.13%, 10/15/39	10,000	12,124
Express Scripts Holding Co.
3.50%, 11/15/16 144A	150,000	160,520
FirstEnergy Corporation
7.38%, 11/15/31	130,000	168,378
Ford Motor Credit Co., LLC
12.00%, 05/15/15	140,000	172,900
Freeport-McMoRan Copper & Gold, Inc.
3.55%, 03/01/22Δ	145,000	144,087
Fresenius Medical Care US Finance, Inc.
6.88%, 07/15/17	40,000	45,200
General Electric Capital Corporation
1.63%, 07/02/15	30,000	30,516
6.00%, 08/07/19	260,000	316,749
4.63%, 01/07/21Δ	30,000	34,087

	Par	Value
6.38%, 11/15/67†	$130,000	$137,475
General Electric Co.
0.85%, 10/09/15	30,000	30,126
Goldman Sachs Capital II
4.00%, 06/01/43†	10,000	7,823
Goldman Sachs Group, Inc.
5.25%, 10/15/13	20,000	20,704
6.00%, 05/01/14	10,000	10,646
3.30%, 05/03/15	100,000	104,284
5.95%, 01/18/18Δ	100,000	116,498
6.00%, 06/15/20	40,000	47,602
5.25%, 07/27/21	10,000	11,420
6.25%, 02/01/41	130,000	160,082
Hess Corporation
8.13%, 02/15/19	90,000	118,599
HSBC Finance Corporation
6.68%, 01/15/21	220,000	261,418
Humana, Inc.
7.20%, 06/15/18	60,000	74,073
3.15%, 12/01/22	20,000	19,931
Hyundai Capital America
2.13%, 10/02/17 144A	20,000	20,166
International Lease Finance Corporation
6.50%, 09/01/14 144A	30,000	32,175
6.75%, 09/01/16 144A	140,000	157,850
JPMorgan Chase & Co.
1.10%, 10/15/15	110,000	110,072
6.13%, 06/27/17	200,000	233,889
4.40%, 07/22/20	60,000	67,841
4.25%, 10/15/20	40,000	44,560
4.35%, 08/15/21	10,000	11,203
4.50%, 01/24/22Δ	100,000	113,337
Kerr-McGee Corporation
6.95%, 07/01/24	120,000	152,352
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	70,000	81,836
Kraft Foods Group, Inc.
5.38%, 02/10/20 144A	62,000	74,557
3.50%, 06/06/22 144A	60,000	64,171
Lehman Escrow Bonds
0.00%, 03/01/42+Ω†	120,000	—
0.00%, 08/19/45+Ω†	50,000	—
0.00%, 07/19/47+Ω†	160,000	—
0.00%, 11/30/49+Ω†	10,000	—
M&T Bank Corporation
6.88%, 12/29/49 144A	70,000	73,171
MarkWest Energy Partners LP
6.25%, 06/15/22	10,000	10,950
5.50%, 02/15/23Δ	20,000	21,800
Medtronic, Inc.
4.45%, 03/15/20	40,000	46,537
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	220,000	220,960
MetLife, Inc.
6.75%, 06/01/16	50,000	59,263
6.40%, 12/15/66	100,000	107,423
Mondelez International, Inc.
5.38%, 02/10/20	58,000	70,127
Morgan Stanley
4.75%, 03/22/17	10,000	10,920
Noble Energy, Inc.
4.15%, 12/15/21Δ	90,000	99,538

See Notes to Financial Statements.	199

	Par	Value
NVR, Inc.
3.95%, 09/15/22	$10,000	$10,383
Occidental Petroleum Corporation
3.13%, 02/15/22	50,000	53,288
2.70%, 02/15/23Δ	30,000	30,677
Oracle Corporation
1.20%, 10/15/17	70,000	70,289
Pacific Gas & Electric Co.
5.63%, 11/30/17	30,000	36,260
6.05%, 03/01/34	80,000	103,409
Pemex Project Funding Master Trust
6.63%, 06/15/35Δ	90,000	114,750
PepsiCo, Inc.
0.70%, 08/13/15	70,000	70,135
7.90%, 11/01/18	13,000	17,564
Pfizer, Inc.
6.20%, 03/15/19	70,000	88,596
QEP Resources, Inc.
5.25%, 05/01/23	30,000	32,250
Range Resources Corporation
5.75%, 06/01/21Δ	60,000	64,500
Raytheon Co.
3.13%, 10/15/20	30,000	31,972
Regency Energy Partners LP
6.50%, 07/15/21	42,000	46,200
Reynolds Group Issuer, Inc.
5.75%, 10/15/20 144AΔ	70,000	72,450
Roche Holdings, Inc.
6.00%, 03/01/19 144A	50,000	62,322
Rock-Tenn Co.
3.50%, 03/01/20 144A	30,000	30,840
4.00%, 03/01/23 144A	20,000	20,359
Safeway, Inc.
3.95%, 08/15/20Δ	10,000	10,019
4.75%, 12/01/21Δ	30,000	30,965
SLM Corporation
3.88%, 09/10/15	30,000	30,859
Southern Copper Corporation
5.25%, 11/08/42	100,000	100,583
Sprint Nextel Corporation
7.00%, 08/15/20Δ	120,000	131,700
State Street Corporation
4.96%, 03/15/18	100,000	113,400
Superior Energy Services, Inc.
7.13%, 12/15/21	10,000	11,175
Taylor Morrison Communities, Inc.
7.75%, 04/15/20 144A	20,000	21,300
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	60,000	81,667
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21	20,000	21,310
Time Warner Cable, Inc.
6.75%, 07/01/18Δ	110,000	137,573
8.25%, 04/01/19	40,000	53,298
4.13%, 02/15/21	10,000	10,970
5.88%, 11/15/40	70,000	81,864
Time Warner, Inc.
4.70%, 01/15/21	30,000	34,211
6.25%, 03/29/41	10,000	12,392

	Par	Value
Toyota Motor Credit Corporation
1.25%, 10/05/17	$40,000	$40,331
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	39,867	46,146
United Parcel Service, Inc.
4.50%, 01/15/13	50,000	50,072
United Technologies Corporation
4.50%, 06/01/42	10,000	11,159
UnitedHealth Group, Inc.
4.88%, 02/15/13	100,000	100,504
Univision Communications, Inc.
6.75%, 09/15/22 144A	40,000	41,500
Verizon Communications, Inc.
8.75%, 11/01/18	8,000	11,121
2.45%, 11/01/22	90,000	90,226
Wachovia Capital Trust III
5.57%, 03/29/49†	40,000	39,950
Wachovia Corporation
5.63%, 10/15/16	270,000	309,831
Wal-Mart Stores, Inc.
6.50%, 08/15/37	100,000	141,119
Waste Management, Inc.
7.38%, 05/15/29	20,000	26,472
WellPoint, Inc.
1.25%, 09/10/15	20,000	20,171
5.88%, 06/15/17	110,000	130,688
Wells Fargo & Co.
3.68%, 06/15/16 STEP	50,000	54,099
2.10%, 05/08/17Δ	30,000	31,048
1.50%, 01/16/18	30,000	30,086
4.60%, 04/01/21Δ	10,000	11,522
Williams Cos., Inc.
7.88%, 09/01/21	24,000	30,972
7.50%, 01/15/31	15,000	18,804
7.75%, 06/15/31	24,000	30,704
8.75%, 03/15/32	5,000	6,949
Williams Partners LP
5.25%, 03/15/20	20,000	23,074
WPX Energy, Inc.
6.00%, 01/15/22Δ	20,000	21,650
Wyeth LLC
5.95%, 04/01/37	10,000	13,388

Total Corporate Bonds (Cost $10,259,962)		11,381,738

FOREIGN BONDS — 1.0%
Australia — 0.1%
BHP Billiton Finance (USA), Ltd.
6.50%, 04/01/19Δ	110,000	140,470
3.25%, 11/21/21	10,000	10,783
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	60,000	63,105
5.00%, 10/15/19 144A	20,000	23,276
FMG Resources August 2006 Proprietary, Ltd.
7.00%, 11/01/15 144A	50,000	52,750
Rio Tinto Finance (USA), Ltd.
9.00%, 05/01/19	90,000	123,776

		414,160

200	See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Canada — 0.3%
Anadarko Finance Co.
7.50%, 05/01/31Δ	$60,000	$79,604
Barrick Gold Corporation
6.95%, 04/01/19	100,000	124,585
Hydro Quebec
1.38%, 06/19/17	240,000	243,479
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20Δ	20,000	23,026
Province of British Columbia
2.00%, 10/23/22	120,000	118,513
Province of Ontario
1.10%, 10/25/17Δ	220,000	220,500
4.40%, 04/14/20Δ	160,000	188,723
Xstrata Finance Canada, Ltd.
1.80%, 10/23/15 144A	60,000	60,367
2.45%, 10/25/17 144A	60,000	60,650

		1,119,447

Cayman Islands — 0.1%
Petrobras International Finance Co.
3.88%, 01/27/16	50,000	53,000
6.13%, 10/06/16	40,000	45,406
5.75%, 01/20/20	32,000	36,587
5.38%, 01/27/21	150,000	169,623
Vale Overseas, Ltd.
4.38%, 01/11/22	195,000	209,139
6.88%, 11/21/36	60,000	74,675

		588,430

Chile — 0.0%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	40,000	42,156

France — 0.0%
BNP Paribas SA
2.38%, 09/14/17	50,000	50,774
Credit Agricole SA
8.38%, 10/29/49 144A†	120,000	127,800

		178,574

Iceland — 0.0%
Glitnir Banki HF
6.69%, 06/15/16+ 144A#	130,000	1

Japan — 0.0%
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144A	100,000	105,390

Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	30,000	31,698

Luxembourg — 0.0%
ArcelorMittal
5.00%, 02/25/17Δ	10,000	10,103

Mexico — 0.1%
America Movil SAB de CV
5.63%, 11/15/17	30,000	36,217
Mexican Bonos
8.00%, 06/11/20(M)	2,670,000	243,427
6.50%, 06/09/22(M)	2,930,000	246,377

	Par	Value
Mexico Government International Bond
6.05%, 01/11/40	$10,000	$13,460
4.75%, 03/08/44Δ	50,000	56,625

		596,106

Netherlands — 0.2%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	370,000	388,041
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/17Δ	100,000	107,531
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75,000	85,520
Shell International Finance BV
4.38%, 03/25/20	90,000	104,560

		685,652

Spain — 0.1%
BBVA US Senior SA Unipersonal
3.25%, 05/16/14	100,000	100,123
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144A	100,000	100,503
Telefonica Emisiones SA Unipersonal
5.88%, 07/15/19	30,000	32,850

		233,476

United Kingdom — 0.1%
BP Capital Markets PLC
5.25%, 11/07/13	90,000	93,674
3.88%, 03/10/15	30,000	31,977
3.56%, 11/01/21	10,000	10,838
3.25%, 05/06/22	50,000	52,782
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	60,000	62,447
Royal Bank of Scotland
Group PLC
2.55%, 09/18/15Δ	10,000	10,241
7.65%, 08/29/49†	10,000	10,200
WPP Finance UK
8.00%, 09/15/14	100,000	110,629

		382,788

Total Foreign Bonds
(Cost $4,224,582)		4,387,981

MORTGAGE-BACKED SECURITIES — 4.0%
American Home Mortgage Investment Trust
0.91%, 04/25/44†	32,466	29,237
0.50%, 11/25/45†	164,796	133,132
Banc of America Commercial Mortgage Trust
5.42%, 09/10/45†	17,000	18,565
5.63%, 07/10/46	90,000	102,963
Bear Stearns Adjustable Rate Mortgage Trust
2.83%, 02/25/35†	61,463	50,259
Bear Stearns Mortgage Funding Trust
0.42%, 12/25/46†	130,927	22,381

See Notes to Financial Statements.	201

	Par	Value
CD 2006-CD2 Mortgage Trust
5.35%, 01/15/46†	$10,000	$10,924
Commercial Mortgage Lease-Backed Certificates
6.75%, 06/20/31 144A	152,257	161,402
Countrywide Alternative Loan Trust
0.45%, 07/25/35†	161,067	110,638
0.47%, 07/25/35†	208,048	150,960
Credit Suisse First Boston Mortgage Securities Corporation
6.00%, 10/25/35	95,041	60,532
Federal Home Loan Mortgage Corporation
4.00%, 10/01/25	455,584	481,790
3.10%, 05/01/37†	9,081	9,703
5.50%, 12/01/38	180,266	194,738
6.00%, 11/01/39	300,039	326,598
4.00%, 10/01/42	99,686	110,688
Federal Home Loan Mortgage Corporation REMIC
(1.00)%, 09/15/31 IOΩ†	776,397	91,009
6.00%, 05/15/36	148,292	170,731
20.08%, 04/15/39 IOΩ†	97,750	21,201
9.19%, 01/15/40 IOΩ†	91,633	13,353
Federal National Mortgage Association
2.50%, 01/01/28 TBA	400,000	418,250
4.50%, 05/01/31	73,820	80,252
6.00%, 04/01/33	25,703	28,711
5.00%, 07/01/33	28,115	30,631
5.00%, 09/01/33	29,769	32,433
6.00%, 02/01/34	9,233	10,314
2.76%, 09/01/35†	56,282	59,861
5.00%, 10/01/35	57,180	62,298
6.00%, 11/01/35	56,813	63,460
7.00%, 04/01/37	77,022	88,152
6.00%, 08/01/37	98,844	110,660
6.50%, 11/01/37	80,249	90,177
5.50%, 08/01/38	65,205	72,131
7.00%, 02/01/39	346,898	406,152
6.00%, 10/01/40	380,755	416,855
3.50%, 01/01/41 TBA	300,000	319,840
4.00%, 09/01/41	537,147	576,544
4.00%, 11/01/41	142,974	153,464
4.00%, 04/01/42	290,275	322,821
4.00%, 06/01/42	97,487	105,797
3.00%, 09/01/42	494,590	521,738
4.00%, 09/01/42	99,594	110,761
3.50%, 10/01/42	298,486	322,493
4.00%, 12/01/42	99,840	111,034
2.50%, 01/01/43 TBA	200,000	203,812
3.00%, 01/01/43 TBA	2,100,000	2,200,406
4.00%, 01/01/43	100,000	111,837
Federal National Mortgage Association Interest STRIP
4.25%, 04/25/27 IOΩ†	178,073	18,714
12.80%, 11/25/39 IOΩ†	79,576	8,537
7.25%, 11/25/41 IOΩ†	82,838	9,153
13.57%, 04/25/42 IOΩ†	169,785	20,139
Federal National Mortgage Association REMIC
3.40%, 06/25/27 IOΩ†	387,812	48,225

	Par	Value
(1.00)%, 03/25/39 IOΩ†	$97,491	$25,406
6.50%, 06/25/39	100,000	111,247
11.20%, 12/25/39 IOΩ†	28,999	3,658
5.33%, 10/25/40 IOΩ†	52,616	8,680
10.12%, 12/25/40 IOΩ†	107,687	15,565
5.61%, 01/25/41 IOΩ†	63,005	10,961
5.50%, 07/25/41	108,579	129,171
8.29%, 07/25/41 IOΩ†	246,433	38,183
0.79%, 09/25/41 IOΩ†	180,223	33,562
2.68%, 10/25/41 IOΩ†	230,728	48,671
6.38%, 03/25/42 IOΩ†	100,000	19,409
6.50%, 03/25/42	300,000	350,776
5.50%, 04/25/42	400,000	445,112
6.00%, 05/25/42	200,000	223,576
7.00%, 05/25/42	198,089	232,977
6.65%, 06/25/42 IOΩ†	266,371	47,655
6.50%, 07/25/42	290,000	328,469
FHLMC Multifamily Structured Pass Through Certificates
25.00%, 01/25/20 IOΩ†	213,752	12,760
3.96%, 04/25/20 IOΩ†	718,648	48,350
25.00%, 06/25/20 IOΩ†	664,361	62,663
25.00%, 08/25/20 IOΩ†	205,056	16,933
25.00%, 04/25/21 IOΩ†	522,842	44,011
25.00%, 06/25/21 IOΩ†	273,164	23,329
25.00%, 07/25/21 IOΩ†	208,383	23,531
25.00%, 10/25/21 IOΩ†	183,798	20,114
25.00%, 12/25/21 IOΩ†	109,277	10,909
0.00%, 05/25/22 IOΩ†	90	10
First Horizon Alternative Mortgage Securities
2.53%, 02/25/36†	146,338	107,095
0.58%, 02/25/37†	63,215	38,741
Government National Mortgage Association
1.79%, 12/16/36 IOΩ†	68,330	9,764
8.79%, 05/20/37 IOΩ†	73,810	11,144
6.50%, 10/20/37	58,948	66,925
4.63%, 02/20/38 IOΩ†	483,627	72,607
6.00%, 07/20/38	77,319	86,290
6.00%, 09/20/38	513,726	573,334
(1.00)%, 11/20/38 IOΩ†	108,771	15,035
5.00%, 10/20/39	110,676	122,644
5.00%, 01/15/40	358,015	392,952
2.44%, 01/20/40 IOΩ†	72,523	12,600
4.50%, 01/20/40	68,668	75,709
7.06%, 03/20/40 IOΩ†	201,612	30,059
4.50%, 05/20/40	71,751	79,108
4.50%, 07/20/40	70,256	77,685
5.00%, 08/20/40	130,734	144,670
2.94%, 09/20/40 IOΩ†	63,440	11,141
6.46%, 09/20/40 IOΩ†	63,398	9,952
6.00%, 10/20/40	58,154	65,228
4.50%, 01/20/41	74,545	82,235
6.16%, 01/20/41 IOΩ†	66,488	9,817
4.50%, 03/20/41	427,802	470,697
3.50%, 01/01/42 TBA	400,000	434,594
3.00%, 01/01/43 TBA	200,000	212,609
1.36%, 11/20/59†	283,433	292,475
1.21%, 05/20/60†	157,820	162,230
0.71%, 01/20/61†	218,507	220,094
0.66%, 02/20/61†	226,090	227,240
0.71%, 03/20/61†	94,529	95,244

202	See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Granite Mortgages PLC
0.82%, 07/20/43†	$22,616	$22,458
Greenpoint Mortgage Funding Trust
0.47%, 10/25/45†	42,911	31,937
GS Mortgage Securities Corporation II
3.55%, 04/10/34 144A	26,000	28,086
5.79%, 08/10/45†	40,000	46,116
GSMPS Mortgage Loan Trust
0.56%, 03/25/35 144A†	27,574	23,089
0.56%, 09/25/35 144A†	83,755	70,143
Harborview Mortgage
Loan Trust
0.45%, 06/19/35†	202,710	162,782
Homestar Mortgage Acceptance Corporation
0.66%, 07/25/34†	75,214	73,439
Impac CMB Trust
1.01%, 03/25/33†	14,644	13,872
JP Morgan Chase Commercial Mortgage Securities Corporation
5.44%, 05/15/45	26,000	29,209
5.88%, 02/12/51†	10,000	11,595
MASTR Adjustable Rate Mortgages Trust
0.95%, 12/25/46†	260,956	98,962
Merrill Lynch Mortgage Investors, Inc.
4.98%, 05/25/34†	16,501	16,774
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.20%, 12/12/49†	25,000	27,639
Morgan Stanley Bank of America Merrill Lynch Trust
1.94%, 08/15/45 IO 144AΩ†	139,316	15,645
Morgan Stanley Capital I
5.69%, 04/15/49†	100,000	116,118
RBSSP Resecuritization Trust
3.46%, 12/26/35 144A†	27,528	27,583
Residential Accredit Loans, Inc.
3.41%, 12/26/34†	204,011	159,416
Structured Adjustable Rate Mortgage Loan Trust
2.81%, 11/25/34†	64,675	59,360
Structured Asset Securities Corporation
0.51%, 10/25/27†	19,585	19,348
UBS-Barclays Commercial Mortgage Trust
3.32%, 12/10/45 144A	25,000	25,449
Wachovia Bank Commercial Mortgage Trust
5.34%, 12/15/43	30,000	34,372
Washington Mutual Mortgage Pass-Through Certificates
2.46%, 02/25/33†	25,205	25,175
2.51%, 10/25/33†	74,319	76,378
2.45%, 01/25/35†	88,599	88,895
2.42%, 11/25/36†	161,103	129,169
0.53%, 08/25/45†	108,803	101,877
Wells Fargo Mortgage Loan Trust
3.11%, 08/27/35 144A†	75,949	76,633

	Par	Value
Wells Fargo Mortgage-Backed Securities Trust
2.72%, 04/25/36†	$54,679	$49,893
WF-RBS Commercial Mortgage Trust
25.00%, 06/15/45 IO 144AΩ†	79,448	8,672

Total Mortgage-Backed Securities (Cost $18,151,051)		17,622,146

MUNICIPAL BOND — 0.0%
Northstar Education Finance, Inc., Revenue Bond
1.71%, 01/29/46†
(Cost $62,377)	75,000	62,701

	Number of Contracts

PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $133.50, expires
01/25/13 (MLCS)	8	2,375
U.S. Treasury Long Bond Futures, Strike Price $151.00, Expires 02/22/13 (MLCS)	6	4,312
U.S. Treasury Long Bond Futures, Strike Price $152.00, Expires 01/25/13 (MLCS)	3	516

Total Purchased Options (Cost $18,071)		7,203

	Par

U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bonds
3.13%, 02/15/42	$195,000	203,927
2.75%, 08/15/42	1,280,000	1,236,200
2.75%, 11/15/42	190,000	183,083

		1,623,210

U.S. Treasury Inflationary Index Bond
0.75%, 02/15/42	430,000	483,497

U.S. Treasury Notes
2.75%, 10/31/13	150,000	153,205
0.38%, 06/15/15	100,000	100,172
0.25%, 09/15/15	10,000	9,980
0.25%, 10/15/15	20,000	19,958
0.75%, 10/31/17	970,000	973,335
1.25%, 10/31/19	900,000	907,594
1.13%, 12/31/19	470,000	468,752
1.63%, 11/15/22	550,000	544,070

		3,177,066

Total U.S. Treasury Obligations (Cost $5,268,720)		5,283,773

TOTAL INVESTMENTS — 130.2% (Cost $529,236,127)		579,353,654

See Notes to Financial Statements.	203

	Number of Contracts	Value
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
U.S. Treasury Long Bond Futures, Strike Price $155.00, Expires 02/22/13 (MLCS)	(6)	$(938)
U.S. Treasury Long Bond Futures, Strike Price $156.00, Expires 02/22/13 (MLCS)	(6)	(562)

		(1,500)

Put Option — 0.0%
U.S. Treasury Long Bond Futures, Strike Price $142.00, Expires 02/22/13 (MLCS)	(6)	(2,906)

Total Written Options
(Premiums received $(11,848))		(4,406)

Liabilities in Excess of Other Assets — (30.2)%		(134,525,748)

NET ASSETS — 100.0%		$444,823,500

PORTFOLIO SUMMARY (based on net assets)

	%
Money Market Funds	34.2
Financial Services	17.5
Producer Durables	12.8
Technology	12.5
Consumer Discretionary	11.2
Foreign Common Stocks	8.6
Healthcare	8.1
Futures Contracts	7.1
Materials & Processing	5.2
Energy	5.0
Mortgage-Backed Securities	4.0
Utilities	3.1
Corporate Bonds	2.6
Consumer Staples	2.5
U.S. Treasury Obligations	1.2
Foreign Bonds	1.0
Agency Obligations	0.4
Asset-Backed Securities	0.3
Municipal Bond	—	**
Purchased Options	—	**
Rights/Warrants	—	**
Written Options	—	**
Forward Foreign Currency Contracts	(0.6)

	136.7

** Rounds to less than 0.005%.

204	See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$2,006,222	$—	$2,006,222	$—
Asset-Backed Securities	1,579,296	—	1,489,259	90,037
Common Stocks	346,363,106	345,804,980	—	558,126
Corporate Bonds	11,381,738	—	11,335,592	46,146
Foreign Common Stocks	38,440,057	38,440,057	—	—
Foreign Bonds	4,387,981	—	4,387,980	1
Money Market Funds	152,216,431	152,216,431	—	—
Mortgage-Backed Securities	17,622,146	—	17,565,602	56,544
Municipal Bond	62,701	—	62,701	—
Purchased Options	7,203	7,203	—	—
Rights/Warrants	3,000	—	—	3,000
U.S. Treasury Obligations	5,283,773	—	5,283,773	—

Total Assets - Investments in Securities	$579,353,654	$536,468,671	$42,131,129	$753,854

Other Financial Instruments***
Futures Contracts	$1,183,260	$1,183,260	$—	$—

Total Assets - Other Financial Instruments	$1,183,260	$1,183,260	$—	$—

Liabilities:
Investments in Securities:
Written Options	$(4,406)	$(4,406)	$—	$—

Total Liabilities - Investments in Securities	$(4,406)	$(4,406)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(21,696)	$—	$(21,696)	$—

Total Liabilities - Other Financial Instruments	$(21,696)	$—	$(21,696)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2012.

See Notes to Financial Statements.	205

International Equity Fund

Despite the continued uncertainty regarding the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China, international equity markets enjoyed healthy double-digit returns in 2012. The MSCI EAFE Index (Net), a measure of international developed country returns, posted solid gains in three out of four quarters, bringing the one-year return to 17.32%. Emerging markets equities, as measured by the MSCI Emerging Markets Index (Net), outperformed developed markets and gained 18.22% for the year.

All regions within the MSCI ACWI (All Country World Index) ex-U.S. Index (representing both developed and emerging international markets) ended the year in positive territory. The best performing markets were predominantly in Europe, while the only negative performing markets were in the Africa/Mideast region. The U.K. and Japanese markets generated a solid positive gain for the year, though both finished behind the overall market. From a sector perspective, all groups generated positive results for the one-year period. The financial services and consumer discretionary sectors were the best performers and posted gains of over 20% for the year, while the energy and utilities sectors, though still positive, experienced the weakest returns for the calendar year. From a style perspective, developed value-oriented stocks outperformed growth-oriented stocks over the one-year period ending December 31, 2012.

The Fund was primarily comprised of equities of foreign companies and is diversified among a large number of companies across different industries and economic sectors. The GS4 Class of the Fund outperformed its benchmark, the MSCI ACWI (All Country World Index) Ex-U.S., for the one-year period ended December 31, 2012 (17.05% versus 16.83%). On a country basis, overweight exposure and security selection to Germany and security selection to Spain contributed positively to the Fund, while security selection to Japan and Brazil negatively impacted performance. On a sector basis, security selection to the industrials and materials sectors added value, while underweight exposure to the financial services sector and security selection to the consumer staples sector detracted from benchmark-relative returns during the year. Within the Fund, certain derivatives were utilized to determine active views in currency and country selection and to hedge foreign currency exposure back to the U.S. dollar. These derivative positions primarily included forward currency exchange contracts, currency forward contracts and stock index futures. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international stocks. The Fund invests in foreign and emerging market securities which involve certain risks such as currency volatility, political and social instability and reduced market liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Please see page 220 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

206

International Equity Fund

Average Annual Total Returns as of 12/31/12
	GS2 Class*	GS4 Class*	Benchmark**
One Year	17.43%	17.05%	16.83%
Five Year	-3.46%	-3.67%	-2.89%
Ten Year	8.39%	8.17%	9.74%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 28, 2012 Prospectus, as amended on November 30, 2012)(1)	1.24%	1.48%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10 year period from December 31, 2002 to December 31, 2012, with all dividends and capital gains reinvested, with the MSCI ACWI (All Country World Index) Ex-U.S. Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value
FOREIGN COMMON STOCKS — 95.4%
Argentina — 0.1%
Banco Macro SA ADRΔ	11,078	$200,955
MercadoLibre, Inc.Δ	10,600	832,842

		1,033,797

Australia — 3.8%
AGL Energy, Ltd.‡‡	31,924	513,215
Alumina, Ltd.	34,920	33,514
Amcor, Ltd.‡‡	508,815	4,300,392
AMP, Ltd.	833,453	4,227,601
Arrium, Ltd.	275,826	268,829
Asciano, Ltd.	49,499	242,150
ASX, Ltd.‡‡	2,537	82,793
Aurizon Holdings, Ltd.	39,419	155,011
Australia & New Zealand Banking Group, Ltd.‡‡	64,485	1,698,316
Bank of Queensland, Ltd.	24,743	190,960
BHP Billiton, Ltd.‡‡	64,383	2,513,550
BlueScope Steel, Ltd.	83,582	305,726
Boart Longyear, Ltd.‡‡	461,505	898,597
Brambles, Ltd.	219,301	1,738,908
Caltex Australia, Ltd.‡‡	30,606	617,315
CFS Retail Property Trust Group REIT‡‡	37,629	75,276
Coca-Cola Amatil, Ltd.‡‡	27,227	382,632
Cochlear, Ltd.Δ	23,994	1,989,101
Commonwealth Bank of Australia‡‡	30,622	1,994,309
Computershare, Ltd.‡‡	6,176	58,262
CSL, Ltd.‡‡	41,183	2,325,091
Dexus Property Group REIT‡‡	84,924	90,199
Downer EDI, Ltd.*‡‡	579,101	2,482,566
Fairfax Media, Ltd.‡‡	89,241	47,692
Flight Centre, Ltd.‡‡	10,666	301,804
Fortescue Metals Group, Ltd.Δ‡‡	538,076	2,681,480
Goodman Group REIT‡‡	33,286	151,670
GPT Group+	63,198	—
GPT Group REIT	26,294	101,211
Iluka Resources, Ltd.Δ	101,583	981,699
Incitec Pivot, Ltd.‡‡	138,430	471,962
Insurance Australia Group, Ltd.‡‡	51,029	251,336
JB Hi-Fi, Ltd.	42,830	463,563
Leighton Holdings, Ltd.‡‡	3,018	56,971
Lend Lease Group‡‡	7,753	75,714
Macquarie Group, Ltd.‡‡	4,285	160,521
Mirvac Group REIT‡‡	47,808	74,401
Monadelphous Group, Ltd.‡‡	5,824	149,942
Mount Gibson Iron, Ltd.	781,599	692,018
Myer Holdings, Ltd.	45,547	103,051
National Australia Bank, Ltd.‡‡	135,078	3,552,983
Newcrest Mining, Ltd.‡‡	13,780	322,353
OZ Minerals, Ltd.‡‡	4,583	32,547
Pacific Brands, Ltd.‡‡	208,436	135,541
Primary Health Care, Ltd.‡‡	103,917	433,532
Qantas Airways, Ltd.*‡‡	332,519	520,699
QBE Insurance Group, Ltd.‡‡	290,139	3,324,402
Ramsay Health Care, Ltd.‡‡	8,544	243,695
Rio Tinto, Ltd.	5,051	355,132
Santos, Ltd.	20,768	243,332
Sims Metal Management, Ltd.‡‡	27,622	265,329
Sonic Healthcare, Ltd.‡‡	34,559	482,398
Spark Infrastructure Group‡‡	136,217	238,146

	Shares	Value
Stockland REIT‡‡	46,149	$170,637
Suncorp Group, Ltd.‡‡	57,856	617,837
Telstra Corporation, Ltd.‡‡	555,398	2,530,808
Toll Holdings, Ltd.	251,853	1,207,118
Transfield Services, Ltd.	138,157	282,750
Wesfarmers, Ltd.‡‡	16,828	649,246
Westfield Group REIT‡‡	40,245	444,462
Westfield Retail Trust REIT‡‡	59,197	186,765
Westpac Banking Corporation‡‡	52,135	1,428,494
Woodside Petroleum, Ltd.	43,859	1,562,923
WorleyParsons, Ltd.	12,357	304,391

		53,484,868

Austria — 0.2%
Erste Group Bank AG	74,600	2,371,889
Wiener Versicherung Gruppe	14,958	798,369

		3,170,258

Belgium — 0.1%
Ageas STRIP VVPR*	5,306	7
Groupe Bruxelles Lambert SA‡‡	457	36,449
UCB SA	8,081	462,950
Umicore SA	10,536	583,413

		1,082,819

Bermuda — 0.3%
Catlin Group, Ltd.‡‡	731	6,015
Credicorp, Ltd.Δ	24,188	3,544,993
Kosmos Energy, Ltd.*	28,468	351,580

		3,902,588

Brazil — 2.7%
All America Latina Logistica SA	190,500	773,165
Amil Participacoes SA	99,590	1,500,538
Banco Bradesco SA ADRΔ	24,000	416,880
Banco do Brasil SA	39,500	493,870
Banco do Brasil SA ADRΔ	110,780	1,403,583
Banco Santander Brasil SA	170,783	1,248,655
Banco Santander Brasil SA ADR	275,489	2,002,805
BM&FBovespa SA	313,400	2,142,906
BR Malls Participacoes SA	92,800	1,224,643
Brookfield Incorporacoes SA	560,200	935,719
Centrais Eletricas Brasileiras SA ADRΔ	36,100	112,632
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	17,700	785,703
Cia de Saneamento Basico do Estado de Sao Paulo	45,300	1,921,959
Cia Energetica de Minas Gerais ADR	22,000	238,920
Cielo SA	32,800	912,953
Companhia Hering	11,700	239,943
Cosan SA Industria e Comercio	1,200	24,469
Duratex SA	151,800	1,100,967
EDP - Energias do Brasil SA	1,900	11,590
Embraer SA ADRΔ	77,700	2,215,227
Itau Unibanco Holding SA ADR	256,694	4,225,183
JBS SA	68,900	201,905
Lojas Renner SA	13,668	532,368
Magnesita Refratarios SA	52,339	210,890
Marfrig Alimentos SA	75,597	313,095

208	See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Metalurgica Gerdau SA	14,100	$157,700
Multiplan Empreendimentos Imobiliarios SA	2,500	73,504
OGX Petroleo e Gas Participacoes SA*	965,320	2,065,007
Petroleo Brasileiro SA ADRΔ	176,750	3,423,659
Porto Seguro SA	36,100	414,158
Raia Drogasil SA	94,100	1,060,262
Totvs SA	26,611	524,942
Tractebel Energia SA	26,714	435,122
Ultrapar Participacoes SA	32,168	727,256
Vale SA ADRΔ	187,400	3,804,220

		37,876,398

Canada — 0.9%
Barrick Gold Corporation	49,933	1,748,154
Canadian National Railway Co.Δ	53,110	4,833,541
First Quantum Minerals, Ltd.Δ	205,839	4,533,963
Westjet Airlines, Ltd.	64,975	1,294,013
Yamana Gold, Inc.Δ	53,840	926,586

		13,336,257

Chile — 0.2%
Banco Santander Chile ADRΔ	1,039	29,601
Cap SA	1,007	33,770
Embotelladora Andina SA ADR Class AΔ	8,434	252,514
Embotelladora Andina SA ADR Class BΔ	13,344	506,672
Empresa Nacional de Electricidad SA	124,712	202,694
Empresas COPEC SA	11,100	157,442
Enersis SA ADRΔ	36,600	666,852
ENTEL Chile SA	31,900	659,609
Sociedad Quimica y Minera de Chile SA ADR	13,800	795,432

		3,304,586

China — 3.2%
AAC Technologies Holdings, Inc.	27,077	96,010
Agricultural Bank of China, Ltd.Δ	452,000	228,100
Anhui Conch Cement Co., Ltd. Class HΔ	629,096	2,349,901
Anta Sports Products, Ltd.Δ	164,000	147,562
Baidu, Inc. ADRΔ*	71,721	7,192,899
Bank of China, Ltd. Class H	2,328,000	1,054,311
Bank of Communications Co., Ltd. Class A	249,000	190,422
China BlueChemical, Ltd.	416,000	283,779
China Citic Bank Corporation, Ltd.Δ	49,000	29,695
China Communications Construction Co., Ltd. Class H	304,000	299,338
China Construction Bank Corporation Class H	2,044,000	1,670,382
China Life Insurance Co., Ltd. Class H	249,000	824,704
China Merchants Bank Co., Ltd. Class HΔ	1,093,190	2,457,871
China Minsheng Banking Corporation, Ltd.Δ	353,500	415,263
China Petroleum & Chemical Corporation Class H	820,000	944,045

	Shares	Value
China Railway Construction Corporation, Ltd.	1,729,200	$2,000,407
China Railway Group, Ltd.	485,000	288,390
China Shenhua Energy Co., Ltd. Class H	288,151	1,290,720
China Telecom Corporation, Ltd. Class H	384,000	217,131
Chongqing Rural Commercial Bank Class H	127,000	70,894
CNOOC, Ltd.	1,489,900	3,282,269
Ctrip.com International, Ltd. ADRΔ*	37,014	843,549
Dongyue Group	312,500	211,270
ENN Energy Holdings, Ltd.	162,433	711,763
Evergrande Real Estate Group, Ltd.	169,000	95,326
Foxconn International Holdings, Ltd.*‡‡	16,000	7,848
Industrial & Commercial Bank of China Ltd. Class HΔ	1,735,000	1,252,283
Jiangsu Express Co., Ltd. Class H	128,000	133,269
Li Ning Co, Ltd.Δ	614,342	405,630
Longfor Properties Co., Ltd.Δ	521,458	1,036,796
New Oriental Education & Technology Group ADRΔ	34,300	666,449
NVC Lighting Holdings, Ltd.	1,837,000	485,818
Parkson Retail Group, Ltd.Δ	1,238,427	1,006,559
PetroChina Co., Ltd. Class H	46,000	66,363
PICC Property & Casualty Co., Ltd.	936,000	1,336,857
Sinopharm Group Co., Ltd. Class H	115,200	365,820
Sun Art Retail Group, Ltd.	762,500	1,178,858
Tencent Holdings, Ltd.	249,000	8,166,380
Want Want China Holdings, Ltd.Δ	652,283	914,113
West China Cement, Ltd.	1,597,528	325,423
Wumart Stores, Inc. Class HΔ	120,574	260,795
Yangzijiang Shipbuilding Holdings, Ltd.	152,800	122,420
Youku, Inc. ADRΔ*	34,104	622,057
Zhejiang Expressway Co., Ltd.	128,000	101,250

		45,650,989

Colombia — 0.1%
BanColombia SA	64,300	1,091,681
BanColombia SA ADR	8,443	562,135

		1,653,816

Cyprus — 0.1%
Eurasia Drilling Co., Ltd. GDR	15,275	545,318
Global Ports Investment, Ltd. GDR	15,948	224,867
Global Ports Investment, Ltd. GDR 144A	18,105	255,280

		1,025,465

Denmark — 0.8%
Coloplast A/S Class B	1,475	72,334
Danske Bank A/S*	58,611	995,459
DSV A/S‡‡	44,739	1,157,507
GN Store Nord A/S	58,451	849,468
Novo Nordisk A/S Class B‡‡	47,686	7,765,029
Novozymes A/S	36,890	1,047,183

		11,886,980

See Notes to Financial Statements.	209

	Shares	Value
Egypt — 0.2%
ElSwedy Electric Co.	80,671	$290,593
Orascom Construction Industries*	53,155	2,109,150

		2,399,743

Estonia — 0.0%
Tallink Group AS*	491,560	563,229

Finland — 0.4%
Kone OYJ	8,457	625,481
Metso OYJ‡‡	45,531	1,943,810
Outotec OYJ	9,013	509,202
Sampo OYJ	12,161	393,844
UPM-Kymmene OYJ	167,027	1,965,041

		5,437,378

France — 7.6%
Arkema SA‡‡	38,348	4,026,509
AtoS‡‡	12,728	893,852
AXA SA‡‡	30,296	543,991
BNP Paribas SA‡‡	72,823	4,145,839
Bouygues SA	17,919	533,221
Carrefour SA	195,330	5,029,254
Casino Guichard
Perrachon SAΔ	42,681	4,088,114
Christian Dior SA	27,469	4,682,228
Cie de St-Gobain	162,381	6,973,304
Cie Generale des
Etablissements Michelin Class B	39,385	3,773,850
Cie Generale d’Optique Essilor International SA	8,954	903,081
Credit Agricole SA‡‡	29,800	242,695
Danone SA	70,239	4,626,818
Etablissements Maurel et Prom	33,321	561,636
Faurecia	991	15,564
France Telecom SA‡‡	446,344	4,951,685
GDF Suez	79,200	1,631,218
Klepierre REIT‡‡	623	24,901
Lagardere SCA	29,072	977,868
L’Oreal SA	45,608	6,346,046
Natixis‡‡	44,299	151,420
PPR‡‡	26,316	4,942,454
Publicis Groupe SA	7,064	424,995
Renault SA	24,692	1,340,981
Sanofi‡‡	170,468	16,165,549
Schneider Electric SA	68,437	5,012,404
Societe BIC SA‡‡	12,202	1,462,633
Societe Generale SA‡‡	107,853	4,100,859
Total SA‡‡	173,349	9,019,902
UBISOFT Entertainment*	99,900	1,052,094
Unibail-Rodamco SE REIT‡‡	1,611	390,674
Valeo SA‡‡	25,703	1,291,068
Vallourec SA	40,179	2,109,091
Vinci SA	76,812	3,698,297
Vivendi SA‡‡	93,357	2,111,368

		108,245,463

Germany — 7.6%
Adidas AG‡‡	21,098	1,882,990
Aixtron SE NAΔ	53,489	637,870
Allianz SE	23,015	3,208,238
Aurubis AG‡‡	20,734	1,483,289
Axel Springer AGΔ	3,386	144,955
BASF SE‡‡	61,575	5,822,559

	Shares	Value
Bayer AG‡‡	130,280	$12,423,805
Beiersdorf AG	63,880	5,230,566
Bilfinger SE‡‡	14,223	1,379,090
Brenntag AG	425	55,992
Continental AG‡‡	29,965	3,492,540
Daimler AG	39,098	2,152,574
Deutsche Bank AG‡‡	53,195	2,340,316
Deutsche Boerse AG	34,500	2,115,620
Deutsche Lufthansa AG	79,099	1,495,318
Deutsche Post AG‡‡	94,688	2,085,563
Deutsche Telekom AG	413,059	4,701,838
E.ON AG‡‡	78,983	1,481,415
Fresenius Medical Care AG & Co. KGaAΔ	20,562	1,419,034
Fresenius SE & Co. KGaA‡‡	1,995	229,563
GEA Group AGΔ‡‡	42,079	1,368,237
Hannover Rueckversicherung AGΔ‡‡	30,876	2,418,336
HeidelbergCement AG‡‡	35,208	2,154,450
Kabel Deutschland Holding AG	19,110	1,438,334
Leoni AG‡‡	39,098	1,487,445
Linde AG	37,291	6,524,034
Merck KGaA‡‡	15,358	2,024,115
Metro AGΔ	57,630	1,601,046
MTU Aero Engines Holding AGΔ	33,100	3,020,710
Rheinmetall AG‡‡	30,012	1,457,980
RWE AG	137,493	5,702,893
Salzgitter AG‡‡	21,578	1,130,879
SAP AG‡‡	150,304	12,086,410
Siemens AG	22,841	2,497,690
SMA Solar Technology AGΔ	14,534	368,181
Suedzucker AGΔ	30,270	1,242,502
Telefonica Deutschland Holding AG*	197,003	1,501,446
TUI AG‡‡	118,191	1,235,966
Volkswagen AG	23,021	4,994,140

		108,037,929

Greece — 0.1%
Coca Cola Hellenic Bottling Co. SA	47,731	1,115,151

Guernsey — 0.0%
Resolution, Ltd.	7,614	30,977

Hong Kong — 2.9%
AIA Group, Ltd.‡‡	1,424,600	5,650,441
ASM Pacific Technology, Ltd.Δ‡‡	95,457	1,171,932
Belle International Holdings, Ltd.	359,000	793,955
BOC Hong Kong Holdings, Ltd.‡‡	157,000	493,888
Cheung Kong Holdings, Ltd.‡‡	12,000	186,713
Cheung Kong Infrastructure Holdings, Ltd.‡‡	7,000	43,239
China Mengniu Dairy Co., Ltd.	298,500	853,222
China Mobile, Ltd.	509,618	5,997,033
China Overseas Land & Investment, Ltd.	832,372	2,530,769
China Resources Cement Holdings, Ltd.Δ	818,782	550,178
China Resources Gas Group, Ltd.	315,469	654,102
China Resources Land, Ltd.	64,000	177,325
CLP Holdings, Ltd.‡‡	21,500	180,639

210	See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
COSCO Pacific, Ltd.	446,000	$646,684
Esprit Holdings, Ltd.	77	109
First Pacific Co., Ltd.	38,000	41,964
GOME Electrical Appliances Holdings, Ltd.*	9,550,000	1,155,543
Guangdong Investment, Ltd.	272,000	215,431
Hang Seng Bank, Ltd.	4,000	61,748
Henderson Land Development Co., Ltd.	14,000	100,229
HKT Trust	954	937
Hong Kong & China Gas Co., Ltd.	24,200	66,490
Hong Kong Exchanges and Clearing, Ltd.Δ‡‡	99,400	1,720,233
Hopewell Holdings, Ltd.	10,500	45,526
Hutchison Whampoa, Ltd.‡‡	58,000	614,623
Hysan Development Co., Ltd.	66,000	320,947
Jardine Matheson Holdings, Ltd.	61,540	3,839,900
Kerry Properties, Ltd.‡‡	35,100	184,398
Li & Fung, Ltd.Δ	2,502,924	4,516,492
Lifestyle International Holdings, Ltd.	27,500	68,026
Link (The) REIT‡‡	39,500	197,820
MMG, Ltd.*	492,000	208,566
New World Department Store China, Ltd.Δ	463,337	301,496
New World Development Co., Ltd.‡‡	64,000	101,323
Noble Group, Ltd.	162,000	156,512
NWS Holdings, Ltd.‡‡	21,000	35,692
Orient Overseas International, Ltd.	30,500	201,351
PCCW, Ltd.‡‡	68,000	30,056
Power Assets Holdings, Ltd.	35,500	304,575
Shangri-La Asia, Ltd.	1,000	2,014
Shimao Property Holdings, Ltd.Δ	724,500	1,398,576
Shougang Fushan Resources Group, Ltd.	1,608,000	603,518
Sino Land Co., Ltd.	246,000	450,462
Sun Hung Kai Properties, Ltd.	15,000	227,479
Swire Pacific, Ltd. Class A‡‡	13,000	162,616
Swire Properties, Ltd.	100	337
Techtronic Industries Co.	538,500	1,019,299
Television Broadcasts, Ltd.	800	6,015
Wharf Holdings, Ltd.	63,000	502,093
Wheelock & Co., Ltd.	94,000	479,503
Wing Hang Bank, Ltd.	3,000	31,600
Yue Yuen Industrial Holdings, Ltd.‡‡	500,100	1,691,439

		40,995,058

Hungary — 0.1%
MOL Hungarian Oil and Gas PLC	24,833	2,003,207
OTP Bank PLC	5,200	97,952

		2,101,159

India — 1.9%
ACC, Ltd.	61,140	1,612,725
Ambuja Cements, Ltd.	287,333	1,065,503
Andhra Bank	214,848	464,859
Axis Bank, Ltd.	97,695	2,454,680
Bank of India	16,700	105,446
Bharat Heavy Electricals, Ltd.	65,187	275,507

	Shares	Value
Canara Bank	8,600	$78,478
Container Corporation of India	10,705	180,927
Dabur India, Ltd.	308,256	725,209
DLF, Ltd.	15,015	64,018
Dr. Reddys Laboratories, Ltd. ADRΔ	6,500	216,385
GAIL India, Ltd.*	4,800	31,541
Glenmark Pharmaceuticals, Ltd.	60,150	583,150
HCL Technologies, Ltd.	16,600	188,575
Hindustan Unilever, Ltd.	89,285	860,114
Housing Development Finance Corporation	96,100	1,468,101
ICICI Bank, Ltd. ADRΔ	73,650	3,211,877
IDFC, Ltd.	418,848	1,328,462
Infosys, Ltd.	26,078	1,104,543
Infosys, Ltd. ADR Δ	54,724	2,314,825
Kotak Mahindra Bank, Ltd.	150,208	1,797,545
Lupin, Ltd.	128,849	1,455,182
Maruti Suzuki India, Ltd.	31,255	856,447
Oil & Natural Gas Corporation, Ltd.	108,755	536,076
Opto Circuits India, Ltd.*	101,293	200,196
Ranbaxy Laboratories, Ltd.*	39,500	365,148
Rural Electrification Corporation, Ltd.*	256,800	1,163,453
Shriram Transport Finance Co., Ltd.	94,657	1,315,887
SKS Microfinance, Ltd.*	17,272	51,648
Tata Consultancy Services, Ltd.	36,201	834,075
Tata Motors, Ltd. ADRΔ	10,600	304,432
Ultratech Cement, Ltd.	4,745	173,343

		27,388,357

Indonesia — 0.5%
PT Bank Negara Indonesia Persero Tbk	596,000	229,705
PT Bank Rakyat Indonesia Persero Tbk	759,634	550,928
PT Indo Tambangraya Megah Tbk	39,500	170,999
PT Indocement Tunggal Prakarsa Tbk	976,280	2,280,633
PT Indofood Sukses Makmur Tbk	1,104,500	671,872
PT Ramayana Lestari Sentosa Tbk	2,662,000	338,338
PT Semen Gresik Persero Tbk	305,637	504,857
PT Telekomunikasi Indonesia Tbk	1,297,694	1,223,112
PT Telekomunikasi Indonesia Tbk ADR	13,300	491,435
PT Unilever Indonesia Tbk	166,500	360,975

		6,822,854

Ireland — 0.4%
Experian PLC‡‡	100,071	1,612,845
James Hardie Industries PLC SE	148,080	1,433,694
Shire PLC	60,960	1,875,207
WPP PLC‡‡	51,727	755,693

		5,677,439

Italy — 2.0%
Assicurazioni Generali SpA	20,976	383,332
Enel SpA‡‡	436,063	1,813,806
Eni SpA‡‡	412,138	10,096,413
Fiat Industrial SpA	76,612	839,333

See Notes to Financial Statements.	211

	Shares	Value
Fiat SpA	466,437	$2,349,649
Finmeccanica SpA	113,400	656,273
Impregilo SpA	264,305	1,238,972
Intesa Sanpaolo SpA‡‡	1,515,622	2,620,998
Prysmian SpA	68,503	1,367,395
Snam SpA	448,600	2,093,880
Telecom Italia SpA	3,174,981	2,879,933
UniCredit SpA	532,350	2,621,548
Unione di Banche Italiane SCPA	14,202	66,226

		29,027,758

Japan — 12.6%
ABC-Mart, Inc.	24,200	1,053,558
Ajinomoto Co., Inc.‡‡	40,000	529,298
Amada Co., Ltd.	324,000	2,108,286
Anritsu Corporation	16,000	190,080
Aozora Bank, Ltd.	600	1,845
Asahi Glass Co., Ltd.	200	1,460
Asahi Kasei Corporation‡‡	200	1,183
Astellas Pharma, Inc.‡‡	115,800	5,206,553
Azbil Corporation‡‡	21,000	424,703
Bridgestone Corporation	7,800	203,046
Calsonic Kansei Corporation‡‡	200,000	823,677
Canon, Inc.Δ‡‡	272,950	10,579,476
Central Japan Railway Co.‡‡	9,300	754,783
Chiyoda Corporation‡‡	93,000	1,332,241
Chubu Electric Power Co., Inc.‡‡	68,800	918,120
Chugai Pharma- ceutical Co., Ltd.	19,900	381,286
Citizen Holdings Co., Ltd.	151,500	800,288
COMSYS Holdings Corporation‡‡	86,000	1,104,550
Credit Saison Co., Ltd.	6,400	160,081
Daicel Corporation‡‡	31,000	205,107
Daihatsu Motor Co., Ltd.‡‡	47,000	936,374
Daiichi Sankyo Co., Ltd.	5,100	78,296
Daito Trust Construction Co., Ltd.‡‡	1,100	103,961
Daiwa House Industry Co., Ltd.‡‡	10,000	171,928
Daiwa Securities Group, Inc.	31,000	172,950
Dena Co., Ltd.Δ	86,500	2,837,571
Denki Kagaku Kogyo KK	119,000	407,430
Denso Corporation	175,800	6,122,097
DIC Corporation	103,000	191,120
East Japan Railway Co.‡‡	35,900	2,321,443
Ebara Corporation‡‡	147,000	618,629
Exedy Corporation	11,700	259,534
FamilyMart Co., Ltd.	19,100	786,884
Fuji Electric Co., Ltd.	158,000	388,745
Fuji Heavy Industries, Ltd.‡‡	70,900	894,072
Fuji Media Holdings, Inc.	138	208,582
Fujikura, Ltd.	144,000	449,483
Fujitsu, Ltd.‡‡	133,000	557,799
Fukuoka Financial Group, Inc.‡‡	128,000	512,611
Furukawa Electric Co., Ltd.	52,000	116,954
Gree, Inc.Δ	68,200	1,058,431
Hitachi High-Technologies Corporation	10,400	215,214
Hitachi, Ltd.‡‡	435,000	2,559,761
Hokuetsu Kishu Paper Co., Ltd.	25,000	145,093
Honda Motor Co., Ltd.‡‡	8,500	314,794
Hoya Corporation	117,700	2,319,153

	Shares	Value
IHI Corporation‡‡	268,000	$694,952
Inpex Corporation	787	4,209,159
Isetan Mitsukoshi Holdings, Ltd.	19,400	189,855
Isuzu Motors, Ltd.‡‡	122,100	728,623
ITOCHU Corporation‡‡	344,400	3,639,998
J Front Retailing Co., Ltd.	47,000	260,491
Japan Airlines Co., Ltd.*	23,500	1,010,115
Japan Petroleum Exploration Co.‡‡	5,400	190,715
Japan Real Estate Investment Corporation REIT	7	68,965
Japan Retail Fund Investment Corporation REIT	20	36,765
JGC Corporation‡‡	43,000	1,339,943
JSR Corporation	87,400	1,668,259
JTEKT Corporation‡‡	85,400	814,155
JX Holdings, Inc.	70	395
Kajima Corporation	48,000	158,817
Kao Corporation‡‡	155,800	4,059,766
KDDI Corporation‡‡	24,300	1,717,944
Keisei Electric Railway Co., Ltd.‡‡	54,000	455,696
Kobe Steel, Ltd.*	38,000	48,554
Komatsu, Ltd.	70,800	1,816,756
Konami Corporation	4,500	101,337
Konica Minolta Holdings, Inc.‡‡	146,000	1,050,665
Kuraray Co., Ltd.Δ	89,200	1,169,337
KYB Co., Ltd.	25,000	101,861
Kyocera Corporation	9,200	834,121
Lawson, Inc.	41,300	2,801,591
Mabuchi Motor Co., Ltd.Δ	40,700	1,735,612
Marubeni Corporation‡‡	78,800	565,409
Marui Group Co., Ltd.	38,800	309,961
Mazda Motor Corporation	88,000	180,604
Miraca Holdings, Inc.‡‡	8,700	350,791
Mitsubishi Corporation	109,800	2,113,975
Mitsubishi Electric Corporation‡‡	263,800	2,246,087
Mitsubishi Estate Co., Ltd.‡‡	24,000	574,577
Mitsubishi Heavy Industries, Ltd.‡‡	46,000	222,513
Mitsubishi Motors Corporation*	25,000	25,847
Mitsubishi UFJ Financial Group, Inc.‡‡	805,700	4,359,734
Mitsubishi UFJ Lease & Finance Co., Ltd.‡‡	14,760	634,919
Mitsui & Co., Ltd.‡‡	85,200	1,277,051
Mitsui Chemicals, Inc.‡‡	85,000	221,515
Mitsui Engineering & Shipbuilding Co., Ltd.	491,000	757,505
Mitsui Fudosan Co., Ltd.‡‡	18,000	440,335
Mitsui Mining & Smelting Co., Ltd.‡‡	248,000	612,240
Mizuho Financial Group, Inc.‡‡	583,940	1,070,646
Namco Bandai Holdings, Inc.	10,300	133,511
NET One Systems Co., Ltd.‡‡	40,600	400,898
NHK Spring Co., Ltd.‡‡	64,000	527,361
Nintendo Co., Ltd.	16,200	1,729,792
Nippon Building Fund, Inc. REIT	8	82,758
Nippon Electric Glass Co., Ltd.‡‡	49,100	279,575
Nippon Kayaku Co., Ltd.‡‡	13,000	143,306

212	See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Nippon Meat Packers, Inc.‡‡	11,000	$152,482
Nippon Shokubai Co., Ltd.‡‡	17,000	174,133
Nippon Steel & Sumitomo Metal Corporation	230	566
Nippon Telegraph & Telephone Corporation‡‡	6,900	290,511
Nippon Yusen KK	33,800	79,560
Nishi-Nippon City Bank, Ltd. (The)	200	496
Nissan Chemical Industries, Ltd.	62,100	735,182
Nissan Motor Co., Ltd.	269,100	2,553,457
Nisshin Seifun Group, Inc.‡‡	19,500	244,026
NKSJ Holdings, Inc.	66,250	1,421,000
Nomura Holdings, Inc.	68,200	403,696
Nomura Research Institute, Ltd.	58,900	1,226,930
NTT DOCOMO, Inc.‡‡	306	441,105
Obayashi Corporation‡‡	125,000	704,764
OKUMA Corporation‡‡	112,000	772,937
Ono Pharmaceutical Co., Ltd.	1,400	71,518
Oriental Land Co., Ltd.	10,000	1,211,044
ORIX Corporation‡‡	1,590	179,604
Osaka Gas Co., Ltd.‡‡	77,000	279,689
Pacific Metals Co., Ltd.	59,000	279,586
Pioneer Corporation*‡‡	216,800	543,173
Rakuten, Inc.Δ	354,600	2,765,332
Resona Holdings, Inc.‡‡	491,600	2,247,777
Sanrio Co., Ltd.Δ	21,600	689,124
Secom Co., Ltd.	2,100	105,803
Sekisui Chemical Co., Ltd.‡‡	74,000	645,554
Sekisui House, Ltd.‡‡	8,000	87,597
Seven & I Holdings Co., Ltd.‡‡	201,700	5,686,078
Shimamura Co., Ltd.	2,300	223,504
Shin-Etsu Chemical Co., Ltd.	123,300	7,525,007
Shinko Electric Industries Co., Ltd.	31,700	252,378
Shionogi & Co., Ltd.	37,200	619,894
SMC Corporation	12,000	2,179,854
Softbank Corporation‡‡	54,100	1,982,291
Sojitz Corporation	118,100	174,616
Sumco Corporation*	39,800	391,490
Sumitomo CorporationΔ‡‡	220,000	2,822,557
Sumitomo Heavy Industries, Ltd.‡‡	121,000	579,896
Sumitomo Metal Mining Co., Ltd.‡‡	38,000	536,404
Sumitomo Mitsui Financial Group, Inc.‡‡	54,000	1,962,458
Sumitomo Mitsui Trust Holdings, Inc.	562,900	1,983,271
Sumitomo Realty & Development Co., Ltd.‡‡	10,000	333,139
Suzuki Motor Corporation‡‡	28,700	751,031
T&D Holdings, Inc.	44,100	536,929
Taisei Corporation‡‡	292,000	970,980
Takeda Pharm- aceutical Co., Ltd.‡‡	147,100	6,574,635
Tohoku Electric Power Co., Inc.	2,300	21,446
Tokai Carbon Co., Ltd.	3,000	12,624
Tokio Marine Holdings, Inc.	163,100	4,543,847
Tokuyama Corporation	155,000	341,807
Tokyo Electric Power Co., Inc.*	8,900	21,450
Tokyo Electron, Ltd.	45,500	2,098,517

	Shares	Value
Tokyo Gas Co., Ltd.	30,000	$137,072
Tokyo Steel Manufacturing Co., Ltd.	181,100	886,123
Toshiba Corporation	481,300	1,905,093
Toshiba TEC Corporation	132,000	672,177
Tosoh Corporation	32,000	76,992
Toyo Suisan Kaisha, Ltd.	32,000	852,601
Toyota Boshoku Corporation	48,800	565,808
Toyota Motor CorporationΔ‡‡	118,500	5,533,493
Trend Micro, Inc.Δ*	35,500	1,072,636
UNY Co., Ltd.‡‡	77,700	575,773
USS Co., Ltd.‡‡	4,040	420,683
West Japan Railway Co.‡‡	10,200	401,846
Yamada Denki Co., Ltd.Δ	9,120	352,497
Yamaha Corporation	7,900	83,786
Yamato Holdings Co., Ltd.‡‡	5,200	79,024
Yokogawa Electric Corporation	292,300	3,205,142

		179,947,382

Jersey — 0.0%
Randgold Resources, Ltd.‡‡	1,533	151,656

Luxembourg — 0.7%
APERAM‡‡	157,396	2,402,337
ArcelorMittal	134,983	2,349,025
Millicom International Cellular SA ADR	19,179	1,664,755
O’Key Group SA GDR	8,377	98,011
Oriflame Cosmetics SA ADRΔ	65,186	2,084,869
Ternium SA ADRΔ	31,504	741,919

		9,340,916

Malaysia — 0.7%
AirAsia Bhd	801,965	721,588
Alliance Financial Group Bhd	158,100	228,310
AMMB Holdings Bhd	618,500	1,375,343
Axiata Group Bhd	575,900	1,245,637
CIMB Group Holdings Bhd	281,996	705,870
Gamuda Bhd	840,500	1,003,782
Kuala Lumpur Kepong Bhd	49,700	391,626
Lafarge Malayan Cement Bhd	135,480	426,199
Malayan Banking Bhd	189,500	571,538
Public Bank Bhd	88,500	471,730
RHB Capital Bhd	129,377	326,266
Tenaga Nasional Bhd	388,800	883,877
UMW Holdings Bhd	232,500	907,799

		9,259,565

Mexico — 1.1%
Alfa SAB de CV	331,700	705,160
America Movil SAB de CV	1,715,600	1,976,226
America Movil SAB de CV ADRΔ	270,737	6,264,854
Arca Continental SAB de CV	11,200	83,379
Corporacion Moctezuma SAB de CV	152,307	371,156
Genomma Lab Internacional SAB de CV Class BΔ*	425,114	873,493
Grupo Bimbo SAB de CVΔ	120,100	310,974
Grupo Financiero Banorte SAB de CV	151,679	979,449
Grupo Financiero Inbursa SAB de CV	524,286	1,589,126
Grupo Mexico SAB de CV Series B	292,700	1,055,878
Grupo Televisa SAB ADRΔ	12,100	321,618
Industrias Penoles SAB de CV	3,685	185,873

See Notes to Financial Statements.	213

	Shares	Value
Kimberly-Clark de Mexico SAB de CV Class A	259,300	$665,988
Megacable Holdings SAB de CV	215,295	536,310

		15,919,484

Mongolia — 0.0%
Mongolian Mining Corporation*	1,199,180	594,293

Netherlands — 4.5%
Aegon NV‡‡	438,064	2,829,829
ASML Holding NV‡‡	8,670	556,042
Corio NV REIT	368	16,875
Delta Lloyd NV	118,127	1,945,999
Gemalto NV	8,894	802,820
ING Groep NV*‡‡	1,171,381	11,125,820
Koninklijke Ahold NV‡‡	660,737	8,859,875
Koninklijke DSM NV‡‡	16,819	1,025,051
Koninklijke KPN NV	134,689	666,085
Koninklijke Philips Electronics NV	119,105	3,153,941
QIAGEN NV*	4,199	76,259
Randstad Holding NV	130,495	4,843,626
Reed Elsevier NV	431,521	6,398,494
Royal Dutch Shell PLC Class A‡‡	330,323	11,388,569
Royal Dutch Shell PLC Class B‡‡	198,782	7,091,847
Unilever NV‡‡	83,487	3,194,531

		63,975,663

New Zealand — 0.0%
Telecom Corporation of New Zealand, Ltd.‡‡	269,985	505,790

Nigeria — 0.2%
FBN Holdings PLC	1,882,522	189,518
First City Monument Bank PLC*	9,211,834	221,226
Guaranty Trust Bank PLC	6,895,739	1,015,703
Guaranty Trust Bank PLC GDR	73,563	529,653
United Bank for Africa PLC*	10,931,249	319,222

		2,275,322

Norway — 1.3%
Aker Solutions ASA	5,503	113,960
DNB ASA	187,200	2,392,726
Marine Harvest ASAΔ	3,864,500	3,600,025
Orkla ASA	215,100	1,885,036
Petroleum Geo-Services ASA‡‡	87,060	1,516,357
Schibsted ASA	17,814	761,815
Seadrill, Ltd.Δ	82,228	3,027,861
Statoil ASA	62,416	1,573,172
TGS Nopec Geophysical Co. ASA‡‡	69,165	2,284,223
Yara International ASA‡‡	29,395	1,465,595

		18,620,770

Peru — 0.0%
Cia de Minas Buenaventura SA ADRΔ	4,800	172,560
Southern Copper CorporationΔ	4,200	159,012

		331,572

Philippines — 0.2%
International Container Terminal Services, Inc.	625,480	1,129,986

	Shares	Value
Megaworld Corporation	14,916,000	$1,009,658
Metropolitan Bank & Trust	347,100	864,188

		3,003,832

Poland — 0.3%
Alior Bank SA*	19,193	388,492
KGHM Polska Miedz SA	17,730	1,095,309
PGE SA	155,232	915,809
Powszechna Kasa Oszczednosci Bank Polski SA	7,000	83,831
Powszechny Zaklad Ubezpieczen SA	11,231	1,589,991
Tauron Polska Energia SA	196,500	301,830

		4,375,262

Portugal — 0.1%
Jeronimo Martins SGPS SA	58,249	1,126,332

Russia — 1.4%
Gazprom OAO ADR	180,900	1,711,314
LSR Group*	3,640	66,957
LSR Group GDR	89,320	378,272
Lukoil OAO ADR	22,800	1,539,000
Magnit OJSC	13,868	2,190,728
Mail.ru Group, Ltd. GDR*	21,550	743,475
NOMOS-BANK GDR*	11,774	159,538
NOMOS-BANK GDR144A*	19,426	263,222
NovaTek OAO GDR	18,189	2,222,108
Novolipetsk Steel OJSC GDR	21,717	435,078
Novorossiysk Commercial Sea Port GDR 144A	10,302	72,085
Novorossiysk Commercial Sea Port PJSC GDR	66,881	465,575
Raspadskaya OAO*	187,769	355,662
Rosneft OAO GDR	199,900	1,766,896
Sberbank of Russia	1,267,639	3,885,314
Severstal OAO GDRΔ	32,831	396,684
Surgutneftegas OAO ADR	55,500	500,610
Tatneft OAO ADR	18,900	820,260
X5 Retail Group NV GDR*	78,659	1,423,864

		19,396,642

Singapore — 1.4%
Ascendas Real Estate Investment Trust REIT‡‡	30,000	58,708
CapitaCommercial Trust REIT	38,000	52,733
CapitaMall Trust REIT‡‡	33,000	57,990
ComfortDelgro Corporation, Ltd.	133,000	195,660
DBS Group Holdings, Ltd.	55,000	675,209
Global Logistic Properties, Ltd.	34,000	78,632
Golden Agri-Resources, Ltd.	99,300	53,438
Hutchison Port Holdings Trust	95,000	76,035
Jardine Cycle & Carriage, Ltd.	105,000	4,182,127
Keppel Corporation, Ltd.	167,700	1,531,363
Keppel Land, Ltd.	83,000	277,989
Olam International, Ltd.	130,000	166,989
Ov ersea-Chinese Banking Corporation, Ltd.‡‡	15,000	120,870
SembCorp Industries, Ltd.‡‡	514,300	2,242,514
Singapore Airlines, Ltd.	10,000	88,696
Singapore Exchange, Ltd.‡‡	127,000	738,009
Singapore Press Holdings, Ltd.	12,000	39,738
Singapore Technologies Engineering, Ltd.‡‡	26,000	82,061

214	See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Singapore Telecommunications, Ltd.‡‡	1,255,700	$3,416,797
StarHub, Ltd.‡‡	11,000	34,454
United Overseas Bank, Ltd.‡‡	391,417	6,420,821
UOL Group, Ltd.‡‡	9,186	45,304

		20,636,137

South Africa — 0.9%
ABSA Group, Ltd.	21,300	414,674
African Bank Investments, Ltd.	47,608	181,677
Aveng, Ltd.	52,200	188,788
Barloworld, Ltd.	14,240	147,682
Bidvest Group, Ltd.	114,068	2,918,281
Discovery Holdings, Ltd.	7,357	54,265
FirstRand, Ltd.	59,100	217,474
Gold Fields, Ltd. ADRΔ	12,400	154,876
Growthpoint Properties, Ltd.	48,500	140,338
Impala Platinum Holdings, Ltd.	27,100	541,976
Imperial Holdings, Ltd.	45,500	1,073,019
Liberty Holdings, Ltd.	43,700	575,686
Life Healthcare Group Holdings, Ltd.	39,000	156,414
MTN Group, Ltd.	86,366	1,817,894
Naspers, Ltd.	8,700	561,940
Nedbank Group, Ltd.	9,451	211,210
Pick’n Pay Stores, Ltd.	148,694	780,348
Redefine Properties, Ltd.*	82,300	91,256
Royal Bafokeng Platinum, Ltd.*	20,766	140,849
Standard Bank Group, Ltd.	77,009	1,086,209
Woolworths Holdings, Ltd.	122,100	1,027,804

		12,482,660

South Korea — 3.4%
Celltrion, Inc.	38,882	949,489
Daelim Industrial Co., Ltd.	5,494	449,993
Daum Communications Corporation	4,230	360,360
DGB Financial Group, Inc.	2,400	32,743
Dongbu Insurance Co., Ltd.	6,500	280,814
Doosan Corporation	2,913	353,896
Hana Financial Group, Inc.	790	25,826
Hanwha Corporation	7,030	225,400
Hanwha Life Insurance Co., Ltd.	56,500	408,155
Honam Petrochemical Corporation	58	13,339
Hyundai Glovis Co., Ltd.	1,190	247,686
Hyundai Motor Co.	2,156	444,447
Hyundai Securities Co., Ltd.	25,700	218,542
Hyundai Wia Corporation	9,286	1,512,551
Industrial Bank of Korea	900	10,062
KCC Corporation	600	167,683
Kia Motors Corporation	38,047	2,023,096
KIWOOM Securities Co., Ltd.	5,133	284,418
Korea Electric Power Corporation*	133,556	3,792,344
Korea Exchange Bank	31,800	227,507
Korea Zinc Co, Ltd.	316	120,793
Korean Air Lines Co., Ltd.	7,180	305,812
KT Corporation ADRΔ	28,500	477,090
LG Display Co., Ltd.*	28,710	846,812
LG Uplus Corporation	5,700	41,713
Lotte Shopping Co., Ltd.	5,948	2,100,576
MegaStudy Co., Ltd.	2,999	221,225
Mirae Asset Securities Co., Ltd.	2,900	97,435

	Shares	Value
NHN Corporation	6,434	$1,366,728
POSCO ADR	16,131	1,325,162
Samsung Card Co., Ltd.	5,200	178,225
Samsung Electronics Co., Ltd.	13,561	19,484,442
Samsung Electronics Co., Ltd. (Non-Voting Shares) GDR 144A	829	329,873
Samsung Fire & Marine Insurance Co., Ltd.	12,343	2,507,451
Samsung Heavy Industries Co., Ltd.	30,710	1,122,087
Shinhan Financial Group Co., Ltd.	109,311	4,000,512
SK Holdings Co., Ltd.	4,500	761,035
SK Innovation Co., Ltd.	1,441	238,433
SK Telecom Co., Ltd. ADRΔ	56,100	888,063
Woori Finance Holdings Co., Ltd.	49,900	556,630

		48,998,448

Spain — 2.8%
Amadeus IT Holding SA‡‡	225,202	5,691,201
Banco Bilbao Vizcaya Argentaria SA‡‡	70,923	658,937
Banco Santander SA‡‡	1,340,829	10,896,993
Distribuidora Internacional de Alimentacion SA	116,564	744,749
Ebro Foods SA	105,151	2,087,606
Endesa SA‡‡	50,391	1,122,091
Grifols SA*	2,523	88,225
Iberdrola SA	1,163,982	6,500,531
Inditex SA‡‡	44,603	6,267,038
Tecnicas Reunidas SA‡‡	28,835	1,350,608
Telefonica SA	350,049	4,739,358

		40,147,337

Sri Lanka — 0.0%
Dialog Axiata PLC	2,452,710	159,417

Sweden — 1.8%
Alfa Laval AB	77,624	1,623,102
Atlas Copco AB Class A	214,189	5,939,521
Boliden AB‡‡	22,034	418,668
Electrolux AB‡‡	10,514	277,722
Elekta ABΔ	66,553	1,037,724
Hennes & Mauritz AB Class BΔ	102,340	3,546,802
Investor AB‡‡	3,383	88,872
NCC AB‡‡	1,499	31,516
Nordea Bank AB‡‡	125,373	1,205,954
Sandvik AB	125,791	2,021,683
Scania AB‡‡	18,275	379,962
Skandinaviska Enskilda Banken AB‡‡	50,367	430,924
SKF AB‡‡	41,425	1,049,196
Svenska Cellulosa AB‡‡	69,339	1,507,611
Svenska Handelsbanken AB	61,149	2,198,422
Swedbank AB	97,700	1,919,353
TeliaSonera AB‡‡	37,643	255,558
Trelleborg AB‡‡	149,595	1,870,884

		25,803,474

Switzerland — 6.5%
ABB, Ltd.Δ	328,972	6,822,067
ABB, Ltd. ADRΔ	32,100	667,359
Actelion, Ltd.	2,037	97,472

See Notes to Financial Statements.	215

	Shares	Value
Adecco SA‡‡	17,151	$908,287
Cie Financiere Richemont SA‡‡	57,663	4,526,289
Credit Suisse Group AGΔ	112,000	2,733,514
Ferrexpo PLC‡‡	62,007	260,355
Geberit AGΔ	7,310	1,620,447
Glencore International PLC‡‡	72,723	420,110
Helvetia Holding AGΔ	1,600	610,274
Julius Baer Group, Ltd.	119,134	4,241,506
Kuehne + Nagel International AGΔ	13,820	1,666,128
Logitech International SA‡‡	182,499	1,401,045
Lonza Group AG	35,055	1,899,497
Nestle SA‡‡	177,337	11,570,081
Novartis AGΔ‡‡	231,316	14,612,992
OC Oerlikon Corporation AG*‡‡	240,979	2,744,353
Roche Holding AG‡‡	55,920	11,305,972
STMicroelectronics NV‡‡	100,136	726,945
Swatch Group AG (The)Δ	1,706	865,120
Swiss Life Holding AG‡‡	12,495	1,667,786
Swiss Re AG	47,944	3,475,884
Syngenta AG‡‡	12,126	4,898,738
Transocean, Ltd.‡‡	4,575	205,114
Wolseley PLC‡‡	67,521	3,228,784
Xstrata PLC‡‡	38,258	667,828
Zurich Insurance Group AG	35,301	9,459,186

		93,303,133

Taiwan — 2.1%
Asustek Computer, Inc.	34,000	385,029
China Petrochemical Development Corporation	924,725	577,487
Chroma ATE, Inc.	131,573	294,494
Chunghwa Telecom Co., Ltd. ADRΔ	6,600	213,444
Eva Airways Corporation*	577,000	339,317
Far EasTone Telecommunications Co., Ltd.	144,000	367,686
Feng Hsin Iron & Steel Co.	66,000	117,967
Foxconn Technology Co., Ltd.	118,150	373,248
Fubon Financial Holding Co., Ltd.	243,000	295,031
Hon Hai Precision Industry Co., Ltd.	382,700	1,184,579
HTC Corporation	34,000	355,143
Kinsus Interconnect Technology Corporation	4,000	12,637
Largan Precision Co., Ltd.	32,000	861,956
Lite-On Technology Corporation	92,460	123,403
MediaTek, Inc.	99,719	1,115,565
MStar Semiconductor, Inc.	5,000	37,804
Nan Ya Printed Circuit Board Corporation	148,000	184,128
Pou Chen Corporation	193,000	203,313
President Chain Store Corporation	34,000	182,422
Quanta Computer, Inc.	239,000	565,660
Realtek Semiconductor Corporation	349,460	744,165
Richtek Technology Corporation	52,337	308,680
Shin Kong Financial Holding Co., Ltd.*	965,000	273,782
Siliconware Precision Industries Co. ADR	59,100	315,594

	Shares	Value
Sinopac Financial Holdings Co., Ltd.	250,678	$108,199
Taiwan Cooperative Financial Holding	54,600	30,873
Taiwan Semiconductor Manufacturing Co., Ltd.	2,994,011	10,014,399
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	416,036	7,139,178
Teco Electric and Machinery Co., Ltd.	1,715,500	1,320,100
Uni-President Enterprises Corporation	921,270	1,697,164
Walsin Lihwa Corporation	379,000	130,506
Wistron Corporation	73,500	76,947

		29,949,900

Thailand — 1.0%
Advanced Info Service PCL NVDR	78,000	536,469
Advanced Info Service PCL Δ	156,600	1,069,938
Bangkok Bank PCL NVDR	195,700	1,258,225
Bangkok Dusit Medical Services PCL	294,700	1,093,444
Bank of Ayudhya PCL	165,600	176,907
Bank of Ayudhya PCL NVDR	2,664,348	2,849,313
Big C Supercenter PCL NVDR	81,700	555,937
Central Pattana PCLΔ	700,766	1,872,756
Kasikornbank PCL NVDR	90,700	577,170
Krung Thai Bank PCL NVDR	1,037,375	669,868
Minor International PCL	1,470,700	942,325
Robinson Department Store PCL	225,000	489,130
Siam Commercial Bank PCLΔ	82,226	486,528
Siam Commercial Bank PCL NVDR	20,600	122,933
Supalai PCL NVDR	1,725,400	1,002,690
Thai Oil PCL NVDR	47,100	105,125
Total Access Communication PCL NVDR	355,700	1,031,595

		14,840,353

Turkey — 0.9%
Akfen Holding AS*	43,863	228,664
Asya Katilim Bankasi AS*	243,800	303,591
BIM Birlesik Magazalar AS	16,414	804,855
Coca-Cola Icecek AS	65,888	1,373,145
TAV Havalimanlari Holding AS*	47,600	243,821
Turk Hava Yollari*	377,939	1,333,037
Turk Sise ve Cam Fabrikalari AS	148,936	247,538
Türkiye Garanti Bankasi AS	979,479	5,112,322
Türkiye Halk Bankasi AS	134,740	1,328,220
Turkiye Vakiflar Bankasi Tao	100,600	261,692
Yapi ve Kredi Bankasi AS*	437,139	1,282,094

		12,518,979

United Kingdom — 15.3%
Aberdeen Asset Management PLC	244,200	1,469,460
Aggreko PLC	26,244	748,970
Alent PLC*‡‡	102,909	516,225
AMEC PLC	94,900	1,568,796
Anglo American PLC	346,232	10,776,431
ARM Holdings PLC	304,800	3,849,260
AstraZeneca PLC‡‡	55,099	2,611,139

216	See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Aviva PLC‡‡	446,370	$2,762,127
Babcock International Group PLC‡‡	46,176	728,893
BAE Systems PLC‡‡	162,980	905,878
Barclays PLC‡‡	1,900,138	8,254,204
Barratt Developments PLC*‡‡	558,319	1,906,924
BG Group PLC	401,395	6,695,225
BHP Billiton PLC‡‡	321,709	11,347,855
BP PLC‡‡	2,071,116	14,400,362
British Land Co. PLC REIT‡‡	11,811	109,118
Britvic PLC	241,594	1,610,058
BT Group PLC‡‡	386,964	1,476,353
Cairn Energy PLC*	7,744	33,817
Capital Shopping Centres Group PLC REIT	3,152	18,134
Centrica PLC‡‡	553,555	3,021,150
Cobham PLC‡‡	11,978	43,523
Cognizant Technology Solutions Corporation Class A*	18,008	1,333,492
Compass Group PLC	917,822	10,895,299
Daily Mail & General Trust PLC‡‡	23,864	215,801
Dairy Crest Group PLC	270,700	1,715,045
Darty PLC‡‡	87,373	82,074
Drax Group PLC‡‡	21,021	188,192
DS Smith PLC	427,100	1,439,730
easyJet PLC‡‡	6,564	82,561
G4S PLC‡‡	71,267	298,610
GKN PLC‡‡	731,937	2,761,455
GlaxoSmithKline PLC‡‡	429,612	9,353,690
Hammerson PLC REIT‡‡	6,134	49,187
Hikma Pharmaceuticals PLC	17,326	215,988
HSBC Holdings PLC‡‡	1,628,946	17,261,656
IMI PLC	13,025	235,744
Inchcape PLC‡‡	80,879	574,775
InterContinental Hotels Group PLC‡‡	17,487	490,344
Invensys PLC	531,100	2,842,222
ITV PLC‡‡	772,579	1,340,251
J Sainsbury PLC‡‡	144,927	819,949
John Wood Group PLC	36,211	432,888
Johnson Matthey PLC‡‡	28,395	1,115,450
Kingfisher PLC‡‡	57,471	268,539
Land Securities Group PLC REIT‡‡	10,536	140,562
Legal & General Group PLC‡‡	648,959	1,556,126
Man Strategic Holdings PLC*	78,989	108,334
Meggitt PLC	490,424	3,070,928
Mondi PLC‡‡	87,827	969,434
National Grid PLC‡‡	527,620	6,051,524
Next PLC‡‡	33,710	2,046,290
Persimmon PLC‡‡	8,890	116,696
Premier Oil PLC*	261,735	1,448,313
Provident Financial PLC‡‡	1,710	38,124
Prudential PLC‡‡	510,028	7,276,784
Reckitt Benckiser Group PLC‡‡	18,477	1,172,918
Reed Elsevier PLC‡‡	17,027	179,766
Rexam PLC	16,878	120,766
Rio Tinto PLC‡‡	96,800	5,645,952
Rolls-Royce Holdings PLC‡‡	453,169	6,500,012
Rotork PLC	59,458	2,481,996
Royal Bank of Scotland Group PLC*‡‡	145,053	775,303
RSA Insurance Group PLC‡‡	262,850	542,833
Sage Group PLC (The)‡‡	269,404	1,295,437

	Shares	Value
Segro PLC REIT	12,232	$49,650
Smith & Nephew PLC	144,419	1,596,401
Spirax-Sarco Engineering PLC	49,416	1,850,318
SSE PLC‡‡	20,478	476,405
Standard Chartered PLC	420,230	10,875,499
Standard Life PLC	79,109	432,448
Tate & Lyle PLC‡‡	72,178	893,005
Tesco PLC‡‡	1,478,770	8,145,960
Thomas Cook Group PLC	40,467	32,102
TUI Travel PLC‡‡	67,031	311,043
Tullow Oil PLC‡‡	221,395	4,615,537
Unilever PLC‡‡	167,679	6,517,869
Vesuvius PLC‡‡	102,909	578,413
Vodafone Group PLC‡‡	3,285,914	8,271,559
Whitbread PLC	28,700	1,153,301
WM Morrison Supermarkets PLC	395,321	1,697,382

		217,901,834

Total Foreign Common Stocks (Cost $1,247,739,074)		1,360,817,469

FOREIGN PREFERRED STOCKS — 1.0%
Brazil — 0.3%
AES Tiete SA	27,500	316,838
Banco do Estado do Rio Grande do Sul SA	7,900	59,843
Cia Energeticade Sao Paulo	53,400	505,703
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	40,700	333,949
Investimentos Itau SA	144,009	681,537
Itau Unibanco Holding SA	15,200	247,877
Lojas Americanas SA	70,300	629,352
Usinas Siderurgicas de Minas Gerais SA	85,500	534,506

		3,309,605

Chile — 0.0%
Embotelladora Andina SA Class A	38,000	193,671
Embotelladora Andina SA Class B	22,900	144,058

		337,729

Germany — 0.5%
Henkel AG & Co. KGaAΔ‡‡	30,249	2,488,631
Porsche Automobil Holding SE	32,097	2,642,075
ProSiebenSat.1 Media AG‡‡	58,787	1,674,488
Volkswagen AG‡‡	2,052	470,832

		7,276,026

South Korea — 0.2%
Samsung Electronics Co., Ltd.	3,127	2,512,718

See Notes to Financial Statements.	217

	Shares	Value
United Kingdom — 0.0%
Rolls-Royce Holdings PLC*‡‡	36,036,844	$58,540

Total Foreign Preferred Stocks
(Cost $10,734,985)		13,494,618

RIGHTS — 0.0%
Olam International, Ltd.* (Cost $0)	40,690	—

MONEY MARKET FUNDS — 14.0%
GuideStone Money Market Fund (GS4 Class)¥	91,536,895	91,536,895
Northern Institutional Liquid Assets Portfolio§	108,425,281	108,425,281

Total Money Market Funds
(Cost $199,962,176)		199,962,176

TOTAL INVESTMENTS — 110.4%
(Cost $1,458,436,235)		1,574,274,263

FOREIGN COMMON STOCKS SOLD SHORT — (5.6)%
Australia — (0.5)%
Adelaide Brighton, Ltd.	(31,864)	(104,342)
ALS, Ltd.	(48,004)	(547,602)
AMP, Ltd.	(27,681)	(140,409)
Ansell, Ltd.	(6,437)	(103,158)
APA Group	(41,012)	(236,764)
Bendigo and Adelaide Bank, Ltd.	(19,237)	(171,367)
Boral, Ltd.	(51,124)	(234,581)
Bradken, Ltd.	(116,487)	(673,245)
Brambles, Ltd.	(49,661)	(393,778)
Challenger, Ltd.	(68,932)	(256,849)
Cochlear, Ltd.	(2,253)	(186,773)
David Jones, Ltd.	(94,154)	(231,862)
DUET Group	(45,367)	(98,419)
Harvey Norman Holdings, Ltd.	(151,166)	(300,927)
Iluka Resources, Ltd.	(41,010)	(396,321)
Mineral Resources, Ltd.	(77,841)	(800,833)
Mount Gibson Iron, Ltd.	(146,398)	(129,619)
Oil Search, Ltd.	(75,951)	(561,665)
Orica, Ltd.	(11,085)	(291,605)
Origin Energy, Ltd.	(10,533)	(129,480)
Seek, Ltd.	(24,725)	(182,715)
SP AusNet	(151,745)	(176,345)
Toll Holdings, Ltd.	(69,755)	(334,332)
Transurban Group	(28,196)	(179,231)
UGL, Ltd.	(42,702)	(487,463)
Whitehaven Coal, Ltd.	(39,834)	(148,455)

		(7,498,140)

Belgium — 0.0%
Delhaize Group SA	(6,408)	(258,108)

Denmark — (0.3)%
FLSmidth & Co. A/S	(35,453)	(2,064,888)
Novozymes A/S	(90,844)	(2,578,755)

		(4,643,643)

Finland — (0.1)%
Cargotec OYJ	(2,512)	(66,863)
Nokian Renkaat OYJ	(38,678)	(1,549,337)

		(1,616,200)

France — (0.7)%
Air France-KLM*	(56,328)	(528,154)
Alcatel-Lucent*	(1,006,594)	(1,357,163)

	Shares	Value
Carrefour SA	(54,570)	$(1,405,040)
Eutelsat Communications SA	(14,537)	(483,506)
Hermes International	(750)	(224,230)
Neopost SA	(8,715)	(462,174)
Nexans SA	(19,834)	(887,580)
Vallourec SA	(62,612)	(3,286,652)
Veolia Environnement SA	(95,153)	(1,153,550)

		(9,788,049)

Germany — (0.7)%
Aixtron SE NA	(42,536)	(507,253)
Commerzbank AG*	(1,152,990)	(2,208,860)
Dialog Semiconductor PLC*	(83,001)	(1,470,294)
Fraport AG Frankfurt Airport Services Worldwide	(8,899)	(519,136)
Hochtief AG	(4,089)	(239,181)
Infineon Technologies AG	(127,000)	(1,034,604)
K+S AG	(23,895)	(1,109,779)
Sky Deutschland AG*	(190,466)	(1,056,284)
Stada Arzneimittel AG	(16,481)	(533,374)
ThyssenKrupp AG	(80,111)	(1,891,638)

		(10,570,403)

Ireland — 0.0%
Shire PLC	(3,767)	(115,878)

Italy — (0.4)%
A2A SpA	(3,593,403)	(2,082,239)
Enel Green Power SpA	(653,735)	(1,217,763)
Mediaset SpA	(936,612)	(1,945,870)
Pirelli & C. SpA	(24,060)	(277,213)

		(5,523,085)

Japan — (1.2)%
ABC-Mart, Inc.	(1,200)	(52,243)
Acom Co., Ltd.	(5,270)	(151,794)
Advantest Corporation	(5,700)	(90,020)
Alps Electric Co., Ltd.	(20,300)	(122,891)
Asics Corporation	(15,700)	(239,842)
Capcom Co., Ltd.	(5,400)	(82,558)
Cyberagent, Inc.	(225)	(462,323)
Daikin Industries, Ltd.	(5,700)	(195,790)
Dainippon Screen Manufacturing Co., Ltd.	(134,000)	(823,618)
Disco Corporation	(15,400)	(802,759)
Don Quijote Co., Ltd.	(2,400)	(88,286)
GS Yuasa Corporation	(130,000)	(524,134)
Hitachi Metals, Ltd.	(62,000)	(528,729)
Kakaku.com, Inc.	(19,700)	(650,360)
Kansai Paint Co., Ltd.	(20,000)	(215,538)
LIXIL Group Corporation	(4,400)	(98,144)
Makita Corporation	(8,400)	(390,217)
Minebea Co., Ltd.	(108,000)	(383,679)
Mitsubishi Gas Chemical Co., Inc.	(55,000)	(337,363)
Mitsui OSK Lines, Ltd.	(84,000)	(250,232)
Mori Seiki Co., Ltd.	(28,300)	(247,793)
Murata Manufacturing Co. Ltd.	(9,900)	(584,015)
Nabtesco Corporation	(25,200)	(562,874)
Nachi-Fujikoshi Corporation	(144,000)	(588,375)
NGK Insulators, Ltd.	(25,000)	(296,567)
Nidec Corporation	(12,700)	(741,666)
Nitori Holdings Co., Ltd.	(550)	(40,297)
NOK Corporation	(10,100)	(158,158)
NTN Corporation	(396,000)	(1,073,303)
OSAKA Titanium Technologies Co.	(31,100)	(695,750)

218	See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Rakuten, Inc.	(103,800)	$(809,479)
Rinnai Corporation	(4,700)	(319,336)
SBI Holdings, Inc.	(124,540)	(1,113,301)
Shikoku Electric Power Co., Inc.	(53,500)	(853,500)
SMC Corporation	(1,000)	(181,654)
Start Today Co., Ltd.	(63,900)	(591,537)
Terumo Corporation	(11,500)	(456,664)
Toho Titanium Co., Ltd.	(3,900)	(38,823)
Trend Micro, Inc.*	(1,100)	(33,237)
Tsumura & Co.	(6,900)	(208,591)
Yamaha Motor Co., Ltd.	(16,400)	(181,675)
Yaskawa Electric Corporation	(13,000)	(125,450)

		(16,392,565)

Liberia — 0.0%
Royal Caribbean Cruises, Ltd.	(8,768)	(290,282)

Netherlands — (0.3)%
Fugro NV	(7,718)	(457,972)
Koninklijke KPN NV	(382,000)	(1,889,124)
Royal Imtech NV	(47,647)	(1,106,704)

		(3,453,800)

New Zealand — 0.0%
Fletcher Building, Ltd.	(17,938)	(125,445)

Norway — (0.1)%
Seadrill, Ltd.	(9,431)	(347,456)
Storebrand ASA	(312,005)	(1,530,217)

		(1,877,673)

Spain — (0.1)%
ACS Actividades de
Construccion y Servicios SA	(17,430)	(441,741)
Indra Sistemas SA	(32,625)	(436,392)
Obrascon Huarte Lain SA	(14,173)	(414,140)

		(1,292,273)

Sweden — (0.1)%
Elekta AB	(42,868)	(668,417)
Hexagon AB	(9,949)	(251,592)
Modern Times Group AB	(19,129)	(670,399)

		(1,590,408)

Switzerland — (0.3)%
Clariant AG	(135,497)	(1,848,142)
Credit Suisse Group AG	(40,359)	(985,017)
Informa PLC	(78,111)	(575,841)
Kuehne + Nagel
International AG	(7,907)	(953,261)
Sika AG	(33)	(76,327)
Sonova Holding AG	(321)	(35,587)

		(4,474,175)

United Kingdom — (0.8)%
Admiral Group PLC	(64,001)	(1,219,132)
Aggreko PLC	(4,505)	(128,567)
Antofagasta PLC	(30,526)	(668,979)
Burberry Group PLC	(3,089)	(62,094)
Capita PLC	(109,503)	(1,353,125)
Eurasian Natural Resources Corporation PLC	(166,809)	(788,921)
Home Retail Group PLC	(43,578)	(90,930)
Invensys PLC	(45,679)	(244,455)
Kazakhmys PLC	(116,919)	(1,511,148)
Lonmin PLC	(44,187)	(209,123)
Michael Page International PLC	(61,047)	(399,036)

	Shares	Value
Rolls-Royce Holdings PLC Class C+	(42,669)	$—
Vedanta Resources PLC	(95,047)	(1,835,126)
Weir Group PLC (The)	(70,204)	(2,170,937)

		(10,681,573)

Total Foreign Common Stocks Sold Short (Cost $(77,878,097))		(80,191,700)

Liabilities in Excess of Other
Assets — (4.8)%		(67,646,096)

NET ASSETS — 100.0%		$1,426,436,467

See Notes to Financial Statements.	219

PORTFOLIO SUMMARY (based on net assets)

	%
Financial Services	21.6
Money Market Funds	14.0
Consumer Discretionary	13.1
Materials & Processing	11.9
Technology	10.6
Producer Durables	10.0
Futures Contracts	9.2
Healthcare	7.8
Energy	7.6
Utilities	6.4
Consumer Staples	6.3
Foreign Preferred Stocks	1.0
Insurance	0.1
Other Energy	—	**
Rights	—	**
Forward Foreign Currency Contracts	(0.7)
Foreign Common Stocks Sold Short	(5.6)

	113.3

** Rounds to less than 0.005%.

220	See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks	$1,360,817,469	$152,785,479	$1,205,418,642	$2,613,348
Foreign Preferred Stocks	13,494,618	3,647,334	9,788,744	58,540
Money Market Funds	199,962,176	199,962,176	—	—
Rights	—	—	—	—

Total Assets - Investments in Securities	$1,574,274,263	$356,394,989	$1,215,207,386	$2,671,888

Other Financial Instruments***
Forward Foreign Currency Contracts	$3,896,822	$—	$3,896,822	$—
Futures Contracts	1,433,149	1,433,149	—	—

Total Assets - Other Financial Instruments	$5,329,971	$1,433,149	$3,896,822	$—

Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short	$(80,191,700)	$(1,585,822)	$(78,605,878)	$—

Total Liabilities - Investments in Securities	$(80,191,700)	$(1,585,822)	$(78,605,878)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

LEVEL 1 - 2 TRANSFERS

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2011 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2012 is $931,005,395.

There were no securities transferred from Level 2 to Level 1 during the year ended December 31, 2012.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2012.

See Notes to Financial Statements.	221

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2012

	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$421,499,984	$265,669,844
Investments in securities of affiliated issuers, at value	19,718,563	8,429,650

Total investments (1)(2)	441,218,547	274,099,494
Cash	—	—
Cash collateral for derivatives	979,000	346,000
Deposits with broker for securities sold short	63,566,494	—
Foreign currency(3)	27,393	—
Receivables:
Dividends and reclaims	425,827	228,488
Interest	668,847	—
Securities lending	19,925	3,724
Investment securities sold	6,834,312	34,389
Fund shares sold	18,260	169,469
Variation margin on financial futures contracts	451,250	243,675
Unrealized appreciation on foreign currency exchange contracts	22,106	—
Prepaid expenses and other assets	17,823	14,229

Total Assets	514,249,784	275,139,468

Liabilities
Cash overdraft	715,608	—
Securities sold short, at value (4)	47,420,021	—
Options written at value (5)	—	—
Unrealized depreciation on foreign currency exchange contracts	6,086	—
Collateral held for securities on loan at value	58,145,020	19,621,368
Collateral held for derivatives	—	—
Payables:
Investment securities purchased	7,456,024	—
Dividends on short sales	12,254	—
Fund shares redeemed	26,850	66,076
Variation margin on financial futures contracts	—	—
Securities lending	3,983	745
Deferred foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	279,912	18,456
Shareholder servicing fees	63,394	42,437
Other expenses	135,700	127,705

Total Liabilities	114,264,852	19,876,787

Net Assets	$399,984,932	$255,262,681

Net Assets Consist of:
Paid-in-capital	$382,121,430	$201,097,552
Undistributed (distributions in excess of) net investment income	(2,176)	3,817
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency translations and derivative transactions	(3,983,238)	(6,673,702)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	21,848,916	60,835,014

Net Assets	$399,984,932	$255,262,681

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$85,346,855	$47,070,539

GS2 shares outstanding	8,046,410	6,875,189

Net asset value, offering and redemption price per GS2 share	$10.61	$6.85

Net assets applicable to the GS4 Class	$314,638,077	$208,192,142

GS4 shares outstanding	29,674,753	12,956,523

Net asset value, offering and redemption price per GS4 share	$10.60	$16.07

____________

(1) Investments in securities of unaffiliated issuers, at cost	$399,045,424	$204,871,325
Investments in securities of affiliated issuers, at cost	19,718,563	8,429,650

Total investments at cost	$418,763,987	$213,300,975

(2) Includes securities loaned of:	$57,437,969	$19,449,940

(3) Foreign currency at cost	$27,473	$—

(4) Proceeds from securities sold short	$46,691,516	$—

(5) Premiums received on options written	$—	$—

(6) Net of $(192,221) accrued foreign capital gains taxes on appreciated securities

222	See Notes to Financial Statements.

Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$221,317,657	$1,211,815,994	$1,278,252,953	$561,969,789	$1,482,737,368
4,949,171	19,170,658	46,333,046	17,383,865	91,536,895

226,266,828	1,230,986,652	1,324,585,999	579,353,654	1,574,274,263
—	18,401	—	4,312	34,332
240,250	972,000	2,509,000	3,291,591	11,831,321
—	—	—	—	14,282,160
—	—	—	98,182	12,588,114

627,786	1,277,465	582,629	150,824	2,934,723
—	—	—	274,751	—
2,929	21,311	21,940	72,525	60,955
203,205	646,006	3,231,843	2,135,598	377,671
194,624	29,308	136,800	86,374	137,110
124,740	537,890	1,261,695	1,590,384	1,815,328
—	—	—	36,471	5,064,210
19,025	27,982	29,766	18,224	29,941

227,679,387	1,234,517,015	1,332,359,672	587,112,890	1,623,430,128

—	—	—	—	—
—	—	—	—	80,191,700
—	—	—	4,406	—
—	—	—	58,167	1,167,388
36,159,270	83,136,798	104,150,787	134,832,566	108,425,281
—	—	—	—	3,820,018

151,877	1,620,805	5,631,166	6,745,208	1,153,835
—	—	—	—	35,666
25,466	255,395	214,070	135,318	5,696
—	—	—	—	384,944
586	4,263	4,388	14,501	12,190
—	—	—	—	196,480

110,463	615,975	810,410	328,080	963,073
38,049	189,289	206,896	75,606	228,221
45,505	72,972	78,555	95,538	409,169

36,531,216	85,895,497	111,096,272	142,289,390	196,993,661

$191,148,171	$1,148,621,518	$1,221,263,400	$444,823,500	$1,426,436,467

$171,212,216	$1,148,335,694	$963,781,869	$390,088,464	$1,478,571,089
468,376	7,694,927	(865)	51,833	(1,019,310)
(1,081,637)	(123,785,179)	5,703,325	3,386,318	(169,931,590)
20,549,216	116,376,076	251,779,071	51,296,885	118,816,278 (6)

$191,148,171	$1,148,621,518	$1,221,263,400	$444,823,500	$1,426,436,467

N/A	$215,512,016	$198,329,294	$67,723,023	$270,130,000

N/A	26,975,235	16,265,123	6,595,721	27,130,414

N/A	$7.99	$12.19	$10.27	$9.96

$191,148,171	$933,109,502	$1,022,934,106	$377,100,477	$1,156,306,467

18,040,377	57,681,540	50,478,526	23,653,827	88,448,140

$10.60	$16.18	$20.26	$15.94	$13.07

$200,859,202	$1,095,545,381	$1,026,638,296	$511,852,262	$1,366,899,340
4,949,171	19,170,658	46,333,046	17,383,865	91,536,895

$205,808,373	$1,114,716,039	$1,072,971,342	$529,236,127	$1,458,436,235

$35,673,196	$82,970,907	$103,969,297	$134,571,282	$116,486,260

$—	$—	$—	$96,686	$12,533,859

$—	$—	$—	$—	$77,878,097

$—	$—	$—	$11,848	$—

See Notes to Financial Statements.	223

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2012

	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$7,243,447	$5,291,525
Income distributions received from affiliated funds	2,698	1,102
Interest	2,428,987	344
Securities lending	186,336	38,218
Less foreign taxes withheld	(41,167)	(3,156)

Total Investment Income	9,820,301	5,328,033

Expenses
Investment advisory fees	3,119,630	381,381
Transfer agent fees:
GS2 shares	3,859	3,918
GS4 shares	17,127	26,087
Custodian fees	217,379	13,070
Shareholder servicing fees:
GS4 shares	675,612	490,128
Accounting and administration fees	153,584	76,499
Professional fees	54,737	57,675
Blue sky fees:
GS2 shares	2,433	3,648
GS4 shares	25,384	14,983
Shareholder reporting fees:
GS2 shares	352	306
GS4 shares	2,110	16,375
Trustee expenses	5,013	3,805
Line of credit facility fees	3,957	2,725
Other expenses	261,404	16,125

Total expenses	4,542,581	1,106,725
Dividends and interest on securities sold short	190,095	—
Expenses waived/reimbursed net of amount recaptured(1)	(236,093)	(237,787)
Fees paid indirectly	—	—

Net expenses	4,496,583	868,938

Net Investment Income	5,323,718	4,459,095

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	14,467,720	1,711,646
Investment securities sold short	(5,115,445)	—
Futures transactions	1,475,895	1,812,985
Option contracts written	57,049	—
Option contracts purchased	(233,287)	—
Foreign currency transactions	(60,009)	—

Net realized gain (loss)	10,591,923	3,524,631

Net change in unrealized appreciation (depreciation) on:
Investment securities
(net of estimated capital gains taxes of $(147,339) for International Equity)	13,411,418	26,937,523
Investment securities sold short	(520,893)	—
Futures	(6,617)	(218,063)
Option contracts written	(3,192)	—
Option contracts purchased	4,578	—
Foreign currency translation	(126)	—

Net change in unrealized appreciation	12,885,168	26,719,460

Net Realized and Unrealized Gain	23,477,091	30,244,091

Net Increase in Net Assets Resulting from Operations	$28,800,809	$34,703,186

(1)	See Note 3a and 3c in Notes to Financial Statements.

224	See Notes to Financial Statements.

Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$4,640,025	$29,109,884	$14,516,080	$5,929,241	$41,054,266
527	2,298	5,638	1,779	8,095
—	209	1,433	1,242,455	—
39,124	162,492	220,796	669,835	1,135,611
—	(104,850)	(138,690)	(1,436)	(3,306,249)

4,679,676	29,170,033	14,605,257	7,841,874	38,891,723

1,229,447	7,248,720	10,317,331	4,053,867	12,123,882

—	4,138	4,225	4,208	4,176
25,363	28,476	28,683	30,343	31,860
34,782	49,646	76,809	131,633	932,655

419,273	2,208,180	2,443,548	899,507	2,493,266
42,483	248,245	258,720	174,170	628,266
55,757	57,670	54,190	57,989	57,571

—	3,725	3,818	3,698	3,660
16,459	17,168	18,607	16,536	16,063

—	700	610	876	979
15,209	20,499	21,168	23,664	26,261
3,053	13,231	14,196	5,912	14,724
1,926	12,735	13,693	4,995	14,170
11,281	29,396	32,686	22,822	635,833

1,855,033	9,942,529	13,288,284	5,430,220	16,983,366
—	—	—	—	2,516,279
(12,368)	(53,834)	(768,403)	(228,435)	(2,281,757)
—	(75,329)	(62,169)	(94,590)	(41,960)

1,842,665	9,813,366	12,457,712	5,107,195	17,175,928

2,837,011	19,356,667	2,147,545	2,734,679	21,715,795

20,175,944	24,991,841	115,108,824	33,418,079	(27,425,535)
—	—	—	—	5,819,874
945,201	3,722,834	9,606,985	8,533,418	9,533,447
—	—	—	74,243	—
—	—	—	(48,153)	—
—	—	(713)	118,896	4,985,563

21,121,145	28,714,675	124,715,096	42,096,483	(7,086,651)

2,155,427	129,583,630	62,477,932	16,586,545	202,036,299
—	—	—	—	(12,773,480)
37,141	(608,223)	(588,060)	12,383	245,641
—	—	—	7,090	—
—	—	—	(10,514)	—
—	—	296	(113,802)	3,611,201

2,192,568	128,975,407	61,890,168	16,481,702	193,119,661

23,313,713	157,690,082	186,605,264	58,578,185	186,033,010

$26,150,724	$177,046,749	$188,752,809	$61,312,864	$207,748,805

See Notes to Financial Statements.	225

STATEMENTS OF CHANGES IN NET ASSETS

	Defensive Market Strategies Fund
	For the Year Ended 12/31/12	For the Period 09/01/11(1) - 12/31/11
Operations:
Net investment income	$5,323,718	$936,692
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	10,591,923	(2,374,664)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	12,885,168	8,963,748

Net increase in net assets resulting from operations	28,800,809	7,525,776

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(1,340,492)	(318,933)
GS4 shares	(4,192,927)	(817,166)
Distributions from net realized capital gains
GS2 shares	(2,470,784)	(59,110)
GS4 shares	(9,083,204)	(180,504)

Total dividends and distributions	(17,087,407)	(1,375,713)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	15,153,959	79,296,691
GS4 shares	57,511,353	237,229,968
Reinvestment of dividends and distributions
GS2 shares	3,807,041	377,748
GS4 shares	13,276,131	997,670

Total proceeds from shares sold and reinvested	89,748,484	317,902,077

Value of shares redeemed
GS2 shares	(10,919,229)	(6,649,396)
GS4 shares	(5,602,873)	(2,357,596)

Total value of shares redeemed	(16,522,102)	(9,006,992)

Net increase (decrease) from capital share transactions(2)	73,226,382	308,895,085

Total increase (decrease) in net assets	84,939,784	315,045,148

Net Assets:
Beginning of Year	315,045,148	—

End of Year*	$399,984,932	$315,045,148

* Including undistributed (distributions in excess of) net investment income	$(2,176)	$(19,092)

(1)	Inception date was September 1, 2011.
(2)	See Note 6 in Notes to Financial Statements.

226	See Notes to Financial Statements.

Equity Index Fund		Real Estate Securities Fund		Value Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended

12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

$4,459,095	$5,258,974	$2,837,011	$1,263,887	$19,356,667	$16,621,802

3,524,631	32,991,580	21,121,145	17,066,499	28,714,675	26,274,574

26,719,460	(32,744,998)	2,192,568	(7,100,897)	128,975,407	(40,133,852)

34,703,186	5,505,556	26,150,724	11,229,489	177,046,749	2,762,524

(1,571,769)	(1,954,809)	—	—	(6,831,856)	(5,981,447)
(2,883,760)	(4,382,332)	(2,553,245)	(1,079,417)	(12,514,527)	(10,675,839)

(1,164,145)	(9,790,218)	—	—	—	—
(2,337,106)	(25,535,709)	—	—	—	—

(7,956,780)	(41,663,068)	(2,553,245)	(1,079,417)	(19,346,383)	(16,657,286)

9,096,280	2,712,853	—	—	9,537,724	18,209,835
23,839,386	22,558,530	48,804,620	43,753,345	45,285,927	78,987,992

2,732,297	11,720,330	—	—	6,825,833	5,976,208
5,219,194	29,913,775	2,553,036	1,079,272	12,513,223	10,674,516

40,887,157	66,905,488	51,357,656	44,832,617	74,162,707	113,848,551

(4,607,900)	(38,120,249)	—	—	(28,255,572)	(49,726,476)
(27,559,476)	(179,783,388)	(34,033,826)	(46,656,025)	(108,252,456)	(186,250,779)

(32,167,376)	(217,903,637)	(34,033,826)	(46,656,025)	(136,508,028)	(235,977,255)

8,719,781	(150,998,149)	17,323,830	(1,823,408)	(62,345,321)	(122,128,704)

35,466,187	(187,155,661)	40,921,309	8,326,664	95,355,045	(136,023,466)

219,796,494	406,952,155	150,226,862	141,900,198	1,053,266,473	1,189,289,939

$255,262,681	$219,796,494	$191,148,171	$150,226,862	$1,148,621,518	$1,053,266,473

$3,817	$—	$468,376	$184,497	$7,694,927	$7,684,176

See Notes to Financial Statements.	227

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	For the Year Ended

	12/31/12	12/31/11
Operations:
Net investment income (loss)	$2,147,545	$(1,251,646)
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	124,715,096	112,048,038
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	61,890,168	(129,401,549)

Net increase (decrease) in net assets resulting from operations	188,752,809	(18,605,157)

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(997,169)	—
GS4 shares	(1,161,213)	—
Distributions from net realized capital gains
GS2 shares	(22,360,470)	—
GS4 shares	(72,908,150)	—

Total dividends and distributions	(97,427,002)	—

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	8,038,745	12,614,849
GS4 shares	62,823,460	84,754,555
Reinvestment of dividends and distributions
GS2 shares	23,338,265	—
GS4 shares	74,068,713	—

Total proceeds from shares sold and reinvested	168,269,183	97,369,404

Value of shares redeemed
GS2 shares	(25,997,419)	(41,012,966)
GS4 shares	(112,712,284)	(197,296,374)

Total value of shares redeemed	(138,709,703)	(238,309,340)

Net increase (decrease) from capital share transactions(1)	29,559,480	(140,939,936)

Total increase (decrease) in net assets	120,885,287	(159,545,093)

Net Assets:
Beginning of Year	1,100,378,113	1,259,923,206

End of Year*	$1,221,263,400	$1,100,378,113

* Including undistributed (distributions in excess of) net investment income	$(865)	$(540)

(1)	See Note 6 in Notes to Financial Statements.

228	See Notes to Financial Statements.

Small Cap Equity Fund		International Equity Fund
For the Year Ended		For the Year Ended

12/31/12	12/31/11	12/31/12	12/31/11

$2,734,679	$588,385	$21,715,795	$25,408,601

42,096,483	55,393,288	(7,086,651)	55,235,655

16,481,702	(48,864,420)	193,119,661	(266,338,287)

61,312,864	7,117,253	207,748,805	(185,694,031)

(824,580)	(296,485)	(5,831,914)	(6,224,885)
(2,228,182)	(407,452)	(16,637,904)	(18,014,995)

(4,730,877)	—	—	—
(17,549,897)	—	—	—

(25,333,536)	(703,937)	(22,469,818)	(24,239,880)

3,532,639	5,576,712	22,643,677	34,462,759
26,607,000	47,768,412	98,709,445	181,280,843

5,551,218	296,176	5,830,084	6,222,532
19,776,480	407,371	16,637,209	18,014,075

55,467,337	54,048,671	143,820,415	239,980,209

(9,202,703)	(17,341,615)	(15,820,816)	(35,990,466)
(55,335,902)	(99,700,166)	(65,824,409)	(106,493,355)

(64,538,605)	(117,041,781)	(81,645,225)	(142,483,821)

(9,071,268)	(62,993,110)	62,175,190	97,496,388

26,908,060	(56,579,794)	247,454,177	(112,437,523)

417,915,440	474,495,234	1,178,982,290	1,291,419,813

$444,823,500	$417,915,440	$1,426,436,467	$1,178,982,290

$51,833	$(27,881)	$(1,019,310)	$(703,735)

See Notes to Financial Statements.	229

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Excess Distribu- tion/ Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Invest- ment Income/ (Loss), Net(2)	Portfolio Turnover Rate
Defensive Market Strategies Fund

GS2 Class
2012	$10.20	$0.18	#	$0.73(3)	$(0.18)	$(0.32)	$—		$10.61	8.93%	$85,347	0.99	%(4)	1.12%	1.67%	304%
2011(5)	10.00	0.04	#	0.21(3)	(0.04)	(0.01)	—		10.20	2.51	74,516	0.99	(4)	1.10	1.11	120
GS4 Class
2012	$10.20	$0.15	#	$0.72(3)	$(0.15)	$(0.32)	$—		$10.60	8.57%	$314,638	1.25	%(4)	1.37%	1.42%	304%
2011(5)	10.00	0.03	#	0.21(3)	(0.03)	(0.01)	—		10.20	2.43	240,529	1.25	(4)	1.35	0.86	120

Equity Index Fund

GS2 Class
2012	$6.29	$0.13	#	$0.86(3)	$(0.25)	$(0.18)	$—		$6.85	15.92%	$47,071	0.23%		0.24%	1.95%	3%
2011	8.63	0.15	#	0.04(3)	(0.31)	(2.22)	—		6.29	3.00	36,721	0.23		0.24	1.71	4
2010	7.77	0.14	#	0.97	(0.25)	—	—		8.63	14.57	71,093	0.22		0.22	1.77	5
2009	6.36	0.14	#	1.49	(0.22)	—	—		7.77	26.38	65,217	0.22		0.24	2.05	4
2008	10.57	0.18	#	(4.06)	(0.24)	(0.09)	—		6.36	(37.32)	49,472	0.21		0.22	2.11	5
GS4 Class
2012	$14.24	$0.28	#	$1.95(3)	$(0.22)	$(0.18)	$—		$16.07	15.76%	$208,192	0.38%		0.49%	1.79%	3%
2011	16.36	0.26	#	0.12(3)	(0.28)	(2.22)	—		14.24	2.75	183,076	0.38		0.47	1.57	4
2010	14.51	0.24	#	1.84	(0.23)	—	—		16.36	14.45	335,859	0.37		0.41	1.60	5
2009	11.70	0.24	#	2.77	(0.20)	—	—		14.51	26.14	321,486	0.37		0.43	1.90	4
2008	19.07	0.31	#	(7.37)	(0.22)	(0.09)	—		11.70	(37.37)	247,077	0.37		0.42	1.95	5

Real Estate Securities Fund

GS4 Class
2012	$9.18	$0.17	#	$1.40(3)	$(0.15)	$—	$—		$10.60	17.09%	$191,148	1.05%		1.06%	1.62%	95%
2011	8.52	0.08	#	0.65(3)	(0.07)	—	—		9.18	8.51	150,227	1.14		1.14	0.85	90
2010	6.74	0.11	#	1.82	(0.15)	—	—		8.52	28.80	141,900	1.19		1.19	1.41	105
2009	5.25	0.12	#	1.49	(0.12)	—	—	†	6.74	31.21	121,533	1.27		1.28	2.29	128
2008	9.04	0.18	#	(3.80)	(0.16)	—	(0.01)		5.25	(40.35)	80,579	1.26		1.25	2.21	94

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown. The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04% for the year 2011 and 0.05% for the year 2012.
(2)	The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown. The ratio for the Defensive Market Strategies Fund excludes the effect of dividend expense on securities sold short.
(5)	Inception date was September 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

230	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Excess Distribu- tion/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Invest- ment Income/ (Loss), Net(2)	Portfolio Turnover Rate
Value Equity Fund

GS2 Class
2012	$7.03	$0.15	#	$1.06	(3)	$(0.25)	$—	$—	$7.99	17.47%	$215,512	0.67	%(4)	0.68%	1.90%	27%
2011	7.18	0.12	#	(0.07	)(3)	(0.20)	—	—	7.03	0.57	200,308	0.67	(4)	0.68	1.62	35
2010	6.46	0.10	#	0.78		(0.16)	—	—	7.18	14.01	231,079	0.67		0.68	1.52	36
2009	5.52	0.11	#	1.02		(0.19)	—	—	6.46	21.35	181,123	0.68		0.69	2.06	32
2008	9.10	0.17	#	(3.46)		(0.22)	(0.07)	—	5.52	(36.81)	143,506	0.66	(4)	0.67	2.29	52
GS4 Class
2012	$14.00	$0.25	#	$2.14	(3)	$(0.21)	—	—	$16.18	17.20%	$933,110	0.92	%(4)	0.92%	1.66%	27%
2011	14.12	0.20	#	(0.16	)(3)	(0.16)	—	—	14.00	0.27	852,958	0.90	(4)	0.91	1.39	35
2010	12.54	0.17	#	1.56		(0.15)	—	—	14.12	13.96	958,211	0.85	(4)	0.87	1.35	36
2009	10.53	0.20	#	1.98		(0.17)	—	—	12.54	21.16	1,001,814	0.85	(4)	0.88	1.89	32
2008	17.03	0.30	#	(6.54)		(0.19)	(0.07)	—	10.53	(36.95)	844,459	0.85	(4)	0.86	2.09	52

Growth Equity Fund

GS2 Class
2012	$11.76	$0.04	#	$2.00	(3)	$(0.06)	$(1.55)	$—	$12.19	17.39%	$198,329	0.87	%(4)	0.89%	0.33%	67%
2011	11.91	—	†#	(0.15	)(3)	—	—	—	11.76	(1.26)	184,418	0.88	(4)	0.89	0.02	60
2010	10.00	—	†	1.91		— †	—	—	11.91	19.13	215,863	0.88	(4)	0.89	0.06	63
2009	7.26	0.02		2.74		(0.02)	—	—	10.00	38.14	196,026	0.88	(4)	0.89	0.22	78
2008	12.76	0.03		(5.49)		(0.04)	—	—	7.26	(42.84)	141,138	0.87	(4)	0.87	0.26	99
GS4 Class
2012	$18.63	$0.03	#	$3.17	(3)	$(0.02)	$(1.55)	$—	$20.26	17.21%	$1,022,934	1.06	%(4)	1.13%	0.15%	67%
2011	18.90	(0.02	)#	(0.25	)(3)	—	—	—	18.63	(1.43)	915,960	1.03	(4)	1.11	(0.13)	60
2010	15.88	(0.01)		3.03		— †	—	—	18.90	19.03	1,044,060	0.97	(4)	1.08	(0.04)	63
2009	11.52	0.01		4.36		(0.01)	—	—	15.88	37.99	1,067,654	0.97	(4)	1.09	0.13	78
2008	20.22	0.02		(8.70)		(0.02)	—	—	11.52	(42.92)	817,315	0.97	(4)	1.06	0.16	99

Small Cap Equity Fund

GS2 Class
2012	$9.70	$0.08	#	$1.40	(3)	$(0.13)	$(0.78)	$—	$10.27	15.25%	$67,723	1.01	%(4)	1.02%	0.79%	128%
2011	9.61	0.03	#	0.11	(3)	(0.05)	—	—	9.70	1.40	63,903	1.01	(4)	1.03	0.27	165
2010	7.57	0.03	#	2.06		(0.05)	—	—	9.61	27.64	74,424	1.00	(4)	1.02	0.42	177
2009	5.94	0.03	#	1.64		(0.04)	—	—	7.57	28.12	64,033	1.04	(4)	1.05	0.44	130
2008	9.60	0.05	#	(3.61)		(0.08)	—	(0.02)	5.94	(37.05)	48,159	1.03	(4)	1.04	0.66	147
GS4 Class
2012	$14.62	$0.09	#	$2.10	(3)	$(0.09)	$(0.78)	$—	$15.94	15.02%	$377,101	1.21	%(4)	1.27%	0.59%	128%
2011	14.46	0.01	#	0.17	(3)	(0.02)	—	—	14.62	1.22	354,013	1.19	(4)	1.26	0.10	165
2010	11.37	0.03	#	3.09		(0.03)	—	—	14.46	27.47	400,072	1.15	(4)	1.21	0.27	177
2009	8.91	0.03	#	2.46		(0.03)	—	—	11.37	27.93	356,043	1.15	(4)	1.25	0.33	130
2008	14.31	0.07	#	(5.39)		(0.06)	—	(0.02)	8.91	(37.19)	272,588	1.15	(4)	1.24	0.55	147

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(2)	The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.	231

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated													Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income		Realized and Unrealized Gain (Loss) on Investm- ents		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains		Excess Distribu- tion/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Invest- ment Income/ (Loss), Net(2)	Portfolio Turnover Rate
International Equity Fund

GS2 Class
2012	$8.67	$0.18	#	$1.33	(3)	$(0.22)	$—		$—	$9.96	17.43%	$270,130	0.95	%(4)	1.32%	1.89%	53%
2011	10.35	0.22	#	(1.66)	(3)	(0.24)	—		—	8.67	(13.86)	223,677	0.94	(4)	1.22	2.17	82
2010	9.64	0.17	#	0.83		(0.29)	—		—	10.35	10.45	262,103	0.94	(4)	1.19	1.81	56
2009	7.32	0.17	#	2.42		(0.27)	—	†	—	9.64	35.81	240,483	0.94	(4)	1.21	2.12	59
2008	14.61	0.34	#	(6.89)		(0.39)	(0.35)		—	7.32	(44.72)	193,281	0.94	(4)	1.08	2.92	88

GS4 Class
2012	$11.33	$0.20	#	$1.73	(3)	$(0.19)	$—		$—	$13.07	17.05%	$1,156,306	1.19	%(4)	1.57%	1.65%	53%
2011	13.43	0.25	#	(2.13)	(3)	(0.22)	—		—	11.33	(14.01)	955,305	1.16	(4)	1.45	1.95	82
2010	12.44	0.21	#	1.05		(0.27)	—		—	13.43	10.14	1,029,317	1.12	(4)	1.38	1.67	56
2009	9.38	0.20	#	3.11		(0.25)	—	†	—	12.44	35.61	1,101,628	1.12	(4)	1.40	1.98	59
2008	18.32	0.40	#	(8.63)		(0.36)	(0.35)		—	9.38	(44.81)	873,618	1.12	(4)	1.28	2.46	88

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown. The effect of dividend expense on securities sold short increased the ratio by 0.04%, 0.08% and 0.20% for the years 2010, 2011, and 2012, respectively.
(2)	The ratio has been revised to include expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown. The ratio excludes the effect of dividend expense on securities sold short.

232	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-seven series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Funds, each referred to as a “Date Target Fund” and together as the “Date Target Funds.” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund are together referred to as the “Bond Funds.” The Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are together referred to as the “Equity Funds.” The Inflation Protected Bond Fund and the Real Estate Securities Fund may also be referenced as the “Real Return Select Fund(s).” The Defensive Market Strategies Fund commenced operations as a registered investment company on September 1, 2011. The MyDestination 2055 Fund commenced operations as a registered investment company on January 1, 2012.

There are two classes of shares issued by the Funds — the GS2 Class and the GS4 Class (each, a “Class” and together the “Classes”), except for the Date Target Funds, the Conservative Allocation Fund, the Balanced Allocation Fund, the Growth Allocation Fund, the Aggressive Allocation Fund, the Inflation Protected Bond Fund, the Global Bond Fund, and the Real Estate Securities Fund, which issued the GS4 Class only. The Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I issued the GS2 Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Asset Allocation and Date Target Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Asset Allocation and Date Target Funds are commonly referred to as “Fund of Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees of the Trust (the “Board of Trustees”). Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available. Certain debt securities may be valued on the basis of broker quotations, valuations provided by a pricing service which may use a matrix, formula or other objective methods that take into consideration market indices, matrices, yield curves and other specific adjustments or by a sub-adviser using various methodologies approved by the Board of Trustees.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note j, “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Asset Allocation and Date Target Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Select Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1	–	quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Funds and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing net asset value each business day.

Level 2	–	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost.

Level 3	–	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

In accordance with FASB “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”),” management has not presented quantitative disclosures as the securities which are advisor priced or valued by the valuation committee are immaterial. Additionally, there have been no adjustments to prices received from third parties as of December 31, 2012.

A valuation hierarchy including information regarding transfers between levels and Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

b. Equity Linked Securities

The Defensive Market Strategies Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities will be recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

c. Fixed Income Securities

The Bond Funds, Defensive Market Strategies Fund and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

During the year ended December 31, 2012, the Low-Duration Bond Fund and Medium-Duration Bond Fund entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be sold increases prior to settlement date of the Fund’s other assets.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the Federal Housing Finance Authority (“FHFA”) to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.

The problems faced by the GSEs, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase) and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011, both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury). In November 2011, Freddie Mac also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency down graded long-term U.S. government debt in August 2011, the agency also down graded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the down grade.

Serious discussions among policymakers continue, however, as to whether the GSEs should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac also are the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

d.Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

e. Loan Agreements

The Bond Funds and the Small Cap Equity Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. A Fund’s investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

f. PIPEs

The Small Cap Equity Fund invests in Private Investment in Public Equity (“PIPE”) securities. PIPEs involve the purchase of securities directly from a publicly traded company by a Fund. PIPEs are restricted securities and cannot be immediately resold into the public markets. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. Risks include the potential decline in the value of the publicly traded company, the potential dilution of shareholder equity and the inability of the Fund to liquidate the position quickly.

g. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

h. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of the Fund’s assets.

At December 31, 2012, the value of securities sold short in the Defensive Market Strategies and International Equity Fund amounted to $47,420,021 and $80,191,700, respectively.

j. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Bond Funds, Defensive Market Strategies Fund, Small Cap Equity Fund and International Equity Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Bond Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Bond Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Fund’s derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2012, all of the Funds maintained the required level of net assets and/or the NAV of the Fund did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Any upfront payments made or received upon entering a credit default swap contract are treated as part of the cost and are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the swap’s realized gain (loss).

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of its ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. The Funds enter into credit default swaps with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Exchange Traded Swap Agreements — Exchange traded swaps are either interest rate or credit default swap agreements brokered by the Chicago Mercantile Exchange (the “CME”) where the CME is the counterparty to both the buyer and seller of protection. Exchange traded swaps involve a lesser degree of risk because the CME, as counterparty, monitors risk factors for the involved parties. Exchange traded swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of exchange traded interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Exchange traded swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2012, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $35,978,864 and $42,232,000, respectively, and the sellers (“providing protection”) on a total notional amount of $1,900,000 and $25,000,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event was to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total
Low-Duration Bond Fund
Fair value of written credit derivatives	$(13,544)	$—	$—	$—	$(13,544)
Maximum potential amount of future payments	1,900,000	—	—	—	1,900,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—
Medium-Duration Bond Fund
Fair value of written credit derivatives	$220,460	$6,892	$147,775	$—	$375,127
Maximum potential amount of future payments	5,000,000	1,000,000	19,000,000	—	25,000,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Low-Duration Bond Fund
0 - 100	$—	$700,000	$—	$—	$—	$700,000
101 - 250	—	—	1,200,000	—	—	1,200,000
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$700,000	$1,200,000	$—	$—	$1,900,000

Medium-Duration Bond Fund

0 - 100	$—	$900,000	$20,000,000	$—	$—	$20,900,000
101 - 250	—	—	4,100,000	—	—	4,100,000
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$900,000	$24,100,000	$—	$—	$25,000,000

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2012.

	Asset Derivative Value
Fund	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005 Futures	$6,912	$688	$—	$—	$6,224

MyDestination 2015 Futures	$16,379	$(7,274)	$—	$—	$23,653

MyDestination 2025 Futures	$27,352	$(4,109)	$—	$—	$31,461

MyDestination 2035 Futures	$19,438	$(2,164)	$—	$—	$21,602

MyDestination 2045 Futures	$14,538	$(578)	$—	$—	$15,116

Conservative Allocation Futures	$11,733	$281	$—	$—	$11,452

Balanced Allocation Futures	$70,305	$(37,310)	$—	$—	$107,615

Growth Allocation Futures	$102,530	$(16,442)	$—	$—	$118,972

Aggressive Allocation Futures	$102,325	$—	$—	$—	$102,325

Conservative Allocation I Futures	$1,455	$65	$—	$—	$1,390

Balanced Allocation I Futures	$13,670	$(4,303)	$—	$—	$17,973

	Asset Derivative Value
Fund	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Allocation I Futures	$20,636	$(2,773)	$—	$—	$23,409

Aggressive Allocation I Futures	$17,731	$—	$—	$—	$17,731

Low-Duration Bond Forwards	$325,179	$—	$325,179	$—	$—
Futures	23,922	23,922	—	—	—
Purchased Options	143,757	143,757	—	—	—
Swaps	2,530,446	1,367,235	—	1,163,211	—

Totals	$3,023,304	$1,534,914	$325,179	$1,163,211	$—

Medium-Duration Bond Forwards	$677,386	$—	$677,386	$—	$—
Futures	(233,888)	(233,888)	—	—	—
Purchased Options	195,600	195,600	—	—	—
Swaps	3,967,359	3,445,066	—	522,293	—

Totals	$4,606,457	$3,406,778	$677,386	$522,293	$—

Inflation Protected Bond Futures	$(79,817)	$(79,817)	$—	$—	$—

Global Bond Fund
Forwards	$189,231	$—	$189,231	$—	$—
Purchased Options	251,360	—	251,360	—	—

Total	$440,591	$—	$440,591	$—	$—

Defensive Market Strategies Forwards	$22,106	$—	$22,106	$—	$—
Futures	106,850	—	—	—	106,850
Purchased Options	11,115	—	—	—	11,115

Total	$140,071	$—	$22,106	$—	$117,965

Equity Index
Futures	$36,495	$—	$—	$—	$36,495

Real Estate Securities
Futures	$90,761	$—	$—	$—	$90,761

Value Equity
Futures	$105,463	$—	$—	$—	$105,463

Growth Equity Fund
Futures	$166,024	$—	$—	$—	$166,024

Small Cap Equity Forwards	$36,471	$—	$36,471	$—	$—
Futures	1,083,362	(905)	—	—	1,084,267
Purchased Options	7,203	7,203	—	—

Total	$1,127,036	$6,298	$36,471	$—	$1,084,267

	Asset Derivative Value
Fund	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity Forwards	$5,064,210	$—	$5,064,210	$—	$—
Futures	2,142,852	—	(233,840)	—	2,376,692

Total	$7,207,062	$—	$4,830,370	$—	$2,376,692

	Liability Derivative Value
Fund	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond Forwards	$1,882,225	$—	$1,882,225	$—	$—
Futures	(88,042)	(88,042)	—	—	—
Written Options	473,915	473,915	—	—	—
Swaps	196,163	42,949	—	153,214	—

Totals	$2,464,261	$428,822	$1,882,225	$153,214	$—

Medium-Duration Bond Forwards	$2,223,195	$—	$2,223,195	$—	$—
Futures	(280,231)	(280,231)	—	—	—
Written Options	567,726	567,726	—	—	—
Swaps	756,063	238,962	—	517,101	—

Totals	$3,266,753	$526,457	$2,223,195	$517,101	$—

Inflation Protected Bond Futures	$(202,063)	$(202,063)	$—	$—	$—

Global Bond
Forwards	$1,395,343	$—	$1,395,343	$—	$—
Futures	(74,491)	(74,491)	—	—	—

Totals	$1,320,852	$(74,491)	$1,395,343	$—	$—

Defensive Market Strategies Forwards	$6,086	$—	$6,086	$—	$—

Totals	$6,086	$—	$6,086	$—	$—

Small Cap Equity Forwards	$58,167	$—	$58,167	$—	$—
Futures	(99,898)	(99,898)	—	—	—
Written Options	4,406	4,406	—	—	—

Totals	$(37,325)	$(95,492)	$58,167	$—	$—

International Equity Forwards	$1,167,388	$—	$1,167,388	$—	$—
Futures	709,703	—	—	—	709,703

Totals	$1,877,091	$—	$1,167,388	$—	$709,703

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net realized gain (loss) from: Futures transactions
Net change in unrealized appreciation (depreciation) on: Foreign currency translations
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Futures
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005 Futures	$88,115	$12,917	$—	$—	$75,198

MyDestination 2015 Futures	$563,792	$78,671	$—	$—	$485,121

MyDestination 2025 Futures	$589,298	$70,676	$—	$—	$518,622

MyDestination 2035 Futures	$517,261	$18,123	$—	$—	$499,138

MyDestination 2045 Futures	$348,975	$5,042	$—	$—	$343,933

Conservative Allocation Futures	$191,591	$1,779	$—	$—	$189,812

Balanced Allocation Futures	$2,557,985	$365,559	$—	$—	$2,192,426

Growth Allocation Futures	$2,577,050	$116,850	$—	$—	$2,460,200

Aggressive Allocation Futures	$2,731,782	$—	$—	$—	$2,731,782

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Conservative Allocation I Futures	$39,169	$253	$—	$—	$38,916

Balanced Allocation I Futures	$657,790	$62,275	$—	$—	$595,515

Growth Allocation I Futures	$521,779	$22,702	$—	$—	$499,077

Aggressive Allocation I Futures	$419,325	$—	$—	$—	$419,325

Low-Duration Bond Forwards	$1,193,851	$—	$1,193,851	$—	$—
Futures	(397,974)	(397,974)	—	—	—
Purchased Options	(88,529)	4,959	(93,488)	—	—
Swaps	233,263	332,226	—	(98,963)	—
Written Options	103,021	42,365	60,656	—	—

Totals	$1,043,632	$(18,424)	$1,161,019	$(98,963)	$—

Medium-Duration Bond Forwards	$(474,090)	$—	$(474,090)	$—	$—
Futures	62,384	62,384	—	—	—
Purchased Options	(230,457)	(230,457)	—	—	—
Swaps	706,268	778,888	—	(72,620)	—
Written Options	290,292	290,292	—	—	—

Totals	$354,397	$901,107	$(474,090)	$(72,620)	$—

Inflation Protected Bond Futures	$230,578	$230,578	$—	$—	$—

Global Bond
Forwards	$850,291	$—	$850,291	$—	$—
Futures	(195,251)	(195,251)	—	—	—
Purchased Options	(688)	(21,398)	20,710	—	—

Total	$654,352	$(216,649)	$871,001	$—	$—

Defensive Market Strategies Forwards	$(53,416)	$—	$(53,416)	$—	$—
Futures	1,475,895	—	—	—	1,475,895
Purchased Options	(233,287)	—	—	—	(233,287)
Written Options	57,049	—	—	—	57,049

Total	$1,246,241	$—	$(53,416)	$—	$1,299,657

Equity Index Futures	$1,812,985	$—	$—	$—	$1,812,985

Real Estate Securities Futures	$945,201	$—	$—	$—	$945,201

Value Equity Futures	$3,722,834	$—	$—	$—	$3,722,834

Growth Equity Futures	$9,606,985	$—	$—	$—	$9,606,985

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Small Cap Equity Forwards	$110,374	$—	$110,374	$—	$—
Futures	8,533,418	(579,664)	—	—	9,113,082
Purchased Options	(48,153)	(48,153)	—	—	—
Written Options	74,243	74,243	—	—	—

Total	$8,669,882	$(553,574)	$110,374	$—	$9,113,082

International Equity Forwards	$6,318,718	$—	$6,318,718	$—	$—
Futures	9,533,447	—	1,533,570	—	7,999,877

Total	$15,852,165	$—	$7,852,288	$—	$7,999,877

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005 Futures	$1,885	$(1,765)	$—	$—	$3,650

MyDestination 2015 Futures	$(11,188)	$(22,775)	$—	$—	$11,587

MyDestination 2025 Futures	$(17,159)	$(13,860)	$—	$—	$(3,299)

MyDestination 2035 Futures	$(6,765)	$(4,117)	$—	$—	$(2,648)

MyDestination 2045 Futures	$1,817	$(1,062)	$—	$—	$2,879

Conservative Allocation Futures	$248	$(1,970)	$—	$—	$2,218

Balanced Allocation Futures	$(138,861)	$(92,208)	$—	$—	$(46,653)

Growth Allocation Futures	$(175,018)	$(29,892)	$—	$—	$(145,126)

Aggressive Allocation Futures	$(286,794)	$—	$—	$—	$(286,794)

Conservative Allocation I Futures	$(2,742)	$440	$—	$—	$(3,182)

Balanced Allocation I Futures	$(96,690)	$(2,287)	$—	$—	$(94,403)

Growth Allocation I Futures	$(74,714)	$(1,820)	$—	$—	$(72,894)

Aggressive Allocation I Futures	$(61,412)	$—	$—	$—	$(61,412)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/12	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond Forwards	$(2,474,560)	$—	$(2,474,560)	$—	$—
Futures	71,844	71,844	—	—	—
Purchased Options	(7,689)	(7,689)	—	—	—
Swaps	(566,573)	603,887	—	(1,170,460)	—
Written Options	79,735	79,735	—	—	—

Totals	$(2,897,243)	$747,777	$(2,474,560)	$(1,170,460)	$—

Medium-Duration Bond Forwards	$(1,006,315)	$—	$(1,006,315)	$—	$—
Futures	(111,957)	(111,957)	—	—	—
Purchased Options	(34,152)	(34,152)	—	—	—
Swaps	1,391,357	1,506,975	—	(115,618)	—
Written Options	86,340	86,340	—	—	—

Totals	$325,273	$1,447,206	$(1,006,315)	$(115,618)	$—

Inflation Protected Bond
Futures	$160,016	$160,016	$—	$—	$—

Global Bond Forwards	$(2,010,489)	$—	$(2,010,489)	$—	$—
Futures	65,464	65,464	—	—	—
Purchased Options	163,111	—	163,111	—	—

Total	$(1,781,914)	$65,464	$(1,847,378)	$—	$—

Defensive Market Strategies Forwards	$(1,875)	$—	$(1,875)	$—	$—
Futures	(6,617)	—	—	—	(6,617)
Purchased Options	4,578	—	—	—	4,578
Written Options	(3,192)	—	—	—	(3,192)

Total	$(7,106)	$—	$(1,875)	$—	$(5,231)

Equity Index
Futures	$(218,063)	$—	$—	$—	$(218,063)

Real Estate Securities
Futures	$37,141	$—	$—	$—	$37,141

Value Equity
Futures	$(608,223)	$—	$—	$—	$(608,223)

Growth Equity
Futures	$(588,060)	$—	$—	$—	$(588,060)

Small Cap Equity Forwards	$(115,466)	$—	$(115,466)	$—	$—
Futures	12,383	71,142	—	—	(58,759)
Purchased Options	(10,514)	(10,514)	—	—	—
Written Options	7,090	7,090	—	—	—

Total	$(106,507)	$67,718	$(115,466)	$—	$(58,759)

International Equity Forwards	$3,435,683	$—	$3,435,683	$—	$—
Futures	245,641	—	(683,719)	—	929,360

Total	$3,681,324	$—	$2,751,964	$—	$929,360

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2012. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Long Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2005	$—	$1,409,822	$—	$—
MyDestination 2015	—	5,008,548	—	—
MyDestination 2025	—	5,427,954	—	—
MyDestination 2035	—	3,431,864	—	—
MyDestination 2045	—	2,367,071	—	—
Conservative Allocation	—	4,452,883	—	—
Balanced Allocation	—	24,031,897	—	—
Growth Allocation	—	17,185,453	—	—
Aggressive Allocation	—	15,537,242	—	—
Conservative Allocation I	—	1,046,202	—	—
Balanced Allocation I	—	5,598,281	—	—
Growth Allocation I	—	3,639,886	—	—
Aggressive Allocation I	—	2,450,284	—	—
Low-Duration Bond	25,309,394	98,317,820	115,406	62,098,604
Medium-Duration Bond	41,265,104	90,011,286	150,183	164,094,450
Inflation Protected Bond	—	21,887,535	—	—
Global Bond	36,288,149	1,845,318	51,671	—
Defensive Market Strategies	729,450	13,273,161	51,049	—
Equity Index	—	11,495,006	—	—
Real Estate Securities	—	5,414,814	—	—
Value Equity	—	24,911,888	—	—
Growth Equity	—	84,187,780	—	—
Small Cap Equity	564,568	61,898,057	24,628	—
International Equity	213,616,900	170,211,951	—	—

	Short Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
Low-Duration Bond	$76,981,602	$40,668,831	$403,836	$15,725,000
Medium-Duration Bond	85,525,988	83,531,266	535,639	89,949,300
Inflation Protected Bond	—	17,745,649	—	—
Global Bond	37,314,822	7,608,383	—	—
Defensive Market Strategies	5,532,312	—	16,769	—
Small Cap Equity	2,001,830	26,384,969	20,996	—
International Equity	226,268,781	38,024,550	—	—

k. Dividends and Distributions to Shareholders

Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. Dividends from net investment income for the Bond Funds are declared and paid monthly. Dividends from net investment income, if any, for the Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund are declared and paid semi-annually. Dividends from net investment income, if any, for the Small Cap Equity Fund, International

Equity Fund, the Asset Allocation Funds and the Date Target Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

l. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

m. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Adviser”) acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2012, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	0.00%
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Conservative Allocation I	0.10%	0.00%
Balanced Allocation I	0.10%	0.00%
Growth Allocation I	0.10%	0.00%
Aggressive Allocation I	0.10%	0.00%
Money Market	0.09%	0.07%
Low-Duration Bond	0.13%	0.21%
Medium-Duration Bond	0.21%	0.21%

Fund	Advisory Fees	Sub-Adviser Fees
Extended-Duration Bond	0.25%	0.22%
Inflation Protected Bond	0.20%	0.12%
Global Bond	0.21%	0.26%
Defensive Market Strategies	0.37%	0.49%
Equity Index	0.13%	0.03%
Real Estate Securities	0.28%	0.42%
Value Equity	0.40%	0.24%
Growth Equity	0.45%	0.40%
Small Cap Equity	0.27%	0.65%
International Equity	0.47%	0.48%

For the year ended December 31, 2012, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$72,824	$(48,296)	$24,528
MyDestination 2015	320,573	—	320,573
MyDestination 2025	329,954	—	329,954
MyDestination 2035	162,068	26,917	188,985
MyDestination 2045	112,274	(15,118)	97,156
MyDestination 2055	4,535	(95,601)	(91,066)
Conservative Allocation	307,693	(119,266)	188,427
Balanced Allocation	1,165,414	(117,270)	1,048,144
Growth Allocation	832,805	(104,633)	728,172
Aggressive Allocation	716,703	(97,258)	619,445
Conservative Allocation I	78,464	(42,753)	35,711
Balanced Allocation I	331,854	—	331,854
Growth Allocation I	209,359	2,458	211,817
Aggressive Allocation I	137,803	(17,895)	119,908
Money Market(1)	1,166,443	—	1,166,443
Low-Duration Bond	1,020,463	(620,273)	400,190
Medium-Duration Bond	1,908,010	(904,834)	1,003,176
Extended-Duration Bond	1,110,858	(109,541)	1,001,317
Inflation Protected Bond	357,405	(26,120)	331,285
Global Bond	413,407	(61,681)	351,726
Defensive Market Strategies	1,335,946	(236,093)	1,099,853
Equity Index	319,203	(237,787)	81,416
Real Estate Securities	489,152	(12,368)	476,784
Value Equity	4,536,710	(53,834)	4,482,876
Growth Equity(1)	5,488,188	(672,416)	4,815,772
Small Cap Equity	1,193,115	(228,435)	964,680
International Equity	6,018,441	(2,281,757)	3,736,684

(1)

The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund and the Growth Equity Fund include a shareholder servicing fee waiver and other waivers, respectively, in addition to the advisory fee waiver.

b. Shareholder Servicing Fees

The Board of Trustees has adopted a Shareholder Service Plan for the GS4 Class of each Select Fund. Under this Plan, the GS4 Class of each Select Fund is authorized to pay fees to parties that provide services for and maintain shareholder accounts. The GS4 Class of each Select Fund is authorized to pay service fees of 0.24% of average daily net assets.

The Board of Trustees voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the GS4 Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated by the Board of Trustees at any time.

c. Expense Limitation

GSCM has agreed, through April 30, 2013, to waive fees and reimburse expenses of the GS2 Class and GS4 Class of each Fund (excluding interest, taxes, brokerage commissions, dividend expense on securities sold short and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

Fund	GS2 Class	GS4 Class
MyDestination 2005	N/A	0.20%
MyDestination 2015	N/A	0.20%
MyDestination 2025	N/A	0.20%
MyDestination 2035	N/A	0.20%
MyDestination 2045	N/A	0.20%
MyDestination 2055	N/A	0.20%
Conservative Allocation	N/A	0.12%
Balanced Allocation	N/A	0.12%
Growth Allocation	N/A	0.12%
Aggressive Allocation	N/A	0.12%
Conservative Allocation I	0.15%	N/A
Balanced Allocation I	0.15%	N/A
Growth Allocation I	0.15%	N/A
Aggressive Allocation I	0.15%	N/A
Money Market	0.20%	0.39%
Low-Duration Bond	0.36%	0.57%
Medium-Duration Bond	0.48%	0.63%
Extended-Duration Bond	0.63%	0.75%
Inflation Protected Bond	N/A	0.67%
Global Bond	N/A	1.02%
Defensive Market Strategies	0.99%	1.25%
Equity Index	0.23%	0.38%
Real Estate Securities	N/A	1.29%
Value Equity	0.74%	0.94%
Growth Equity	0.88%	1.06%
Small Cap Equity	1.12%	1.21%
International Equity(1)	0.96%	1.20%

(1)	Expense limitation for the period May 1, 2012 to December 31, 2012. For the period January 1, 2012 to April 30, 2012, the expense limitation was 0.94% for GS2 Class and 1.18% for GS4 Class.

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2012, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class			GS4 Class
	2010	2011	2012	2010	2011	2012
MyDestination 2005	N/A	N/A	N/A	$37,982	$91,223	$48,296
MyDestination 2015	N/A	N/A	N/A	N/A	N/A	N/A
MyDestination 2025	N/A	N/A	N/A	N/A	N/A	N/A
MyDestination 2035	N/A	N/A	N/A	29,344	40,727	N/A
MyDestination 2045	N/A	N/A	N/A	53,661	74,220	15,118
MyDestination 2055	N/A	N/A	N/A	N/A	N/A	95,601

	GS2 Class			GS4 Class
	2010	2011	2012	2010	2011	2012
Conservative Allocation	N/A	N/A	N/A	$85,986	$148,927	$119,266
Balanced Allocation	N/A	N/A	N/A	44,858	157,363	117,270
Growth Allocation	N/A	N/A	N/A	65,662	133,967	104,633
Aggressive Allocation	N/A	N/A	N/A	59,666	129,580	97,258
Conservative Allocation I	$33,009	$66,248	$42,753	N/A	N/A	N/A
Balanced Allocation I	N/A	N/A	N/A	N/A	N/A	N/A
Growth Allocation I	N/A	N/A	N/A	N/A	N/A	N/A
Aggressive Allocation I	7,100	38,072	17,895	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	N/A	N/A	N/A
Low-Duration Bond	55,742	59,610	53,538	468,377	501,417	493,263
Medium-Duration Bond	962	34,814	12,070	799,436	701,423	679,378
Extended-Duration Bond	N/A	N/A	N/A	108,124	141,631	82,647
Inflation Protected Bond	N/A	N/A	N/A	N/A	N/A	N/A
Global Bond	N/A	N/A	N/A	N/A	N/A	N/A
Defensive Market Strategies	N/A	8,654	46,439	N/A	20,289	133,940
Equity Index	N/A	963	1,408	128,840	240,739	210,543
Real Estate Securities	N/A	N/A	N/A	N/A	N/A	N/A
Value Equity	N/A	N/A	N/A	159,664	28,595	N/A
Growth Equity	N/A	N/A	N/A	1,049,330	775,619	544,115
Small Cap Equity	N/A	N/A	N/A	188,066	232,755	186,783
International Equity	483,790	494,427	388,370	2,260,849	2,083,992	1,703,913

During the year ended December 31, 2012, GSCM recaptured the following amounts:

	GS2 Class	GS4 Class
MyDestination 2035	N/A	$26,917
Growth Allocation I	$2,458	N/A
Growth Equity	4,179	N/A

d.Brokerage Service Arrangements

The Adviser directs the sub-advisers to place a certain percentage of security trades (if feasible) with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds shown below.

Expenses Paid
Through Brokerage
Fund	Service Arrangements
Value Equity	$75,329
Growth Equity	62,169
Small Cap Equity	94,590
International Equity	41,960

e. Administrator,Transfer Agent and Distributor

For its services as Administrator, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2012, BNY Mellon received $3,645,172 in aggregate fees and expenses for services rendered under the various agreements described above.

Certain employees of BNY Mellon are officers of the Funds. BNY Mellon serves as Administrator and Transfer Agent of the Funds.

BNY Mellon Distributors, Inc. serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

The Date Target and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Date Target and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2012, the Date Target and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	Low- Duration Bond	Medium- Duration Bond	Extended- Duration Bond	Inflation Protected Bond	Global Bond	Defensive Market Strategies	Real Estate Securities	Value Equity	Growth Equity	Small Cap Equity	International Equity
MyDestination 2005	2.61%	1.15%	—	5.89%	—	2.59%	0.89%	0.39%	0.39%	0.28%	0.44%
MyDestination 2015	3.52	3.79	2.02%	22.09	6.07%	16.98	9.92	2.43	2.37	1.83	2.79
MyDestination 2025	1.00	2.84	3.64	5.40	10.28	15.48	12.63	3.77	3.81	3.25	4.38
MyDestination 2035	—	0.44	0.79	—	5.52	—	6.79	2.99	3.02	2.94	3.48
MyDestination 2045	—	—	0.21	—	2.85	—	6.25	2.22	2.26	2.36	2.61
MyDestination 2055	—	—	—	—	0.13	—	0.32	0.10	0.11	0.11	0.12
Conservative Allocation	21.51	—	—	23.71	—	6.01	—	1.24	1.25	0.80	1.38
Balanced Allocation	19.33	22.03	15.79	—	25.28	28.99	—	10.32	10.32	6.78	11.23
Growth Allocation	6.67	7.66	5.51	—	8.88	—	—	13.45	13.44	8.77	14.89
Aggressive Allocation	—	—	—	—	—	—	—	13.93	14.04	8.88	19.09
Conservative Allocation I	8.43	—	—	5.99	—	1.52	—	0.63	0.53	0.31	0.46
Balanced Allocation I	8.62	12.70	13.25	—	7.26	8.33	—	6.00	4.93	3.02	4.24
Growth Allocation I	2.63	3.92	4.10	—	2.26	—	—	6.93	5.69	3.47	4.98
Aggressive Allocation I	—	—	—	—	—	—	—	5.56	4.60	2.72	4.94

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2012 is as follows:

	Total Value at 12/31/11	Total Value at 12/31/12	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005
Money Market	$1,386,612	$1,736,846	$22,980,796	$22,630,563	$146	$39
Low-Duration Bond	16,235,367	23,178,698	7,153,552	664,500	292,679	38,684
Medium-Duration Bond	11,308,110	12,957,406	2,143,375	1,008,500	220,515	174,599
Inflation Protected Bond	9,377,236	11,644,573	3,089,365	884,000	191,578	363,413
Global Bond	52,899	—	233	55,583	233	—
Defensive Market Strategies	9,038,741	10,365,666	1,369,497	387,840	141,267	301,240
Real Estate Securities	1,702,039	1,696,755	237,150	492,000	23,270	—
Value Equity	4,541,842	5,379,933	797,491	684,500	69,991	—
Growth Equity	4,431,783	5,320,915	1,206,207	715,500	6,034	378,674
Small Cap Equity	1,126,770	1,348,977	312,948	199,500	7,950	62,498
International Equity	5,341,531	6,685,711	1,383,936	960,300	96,236	—

	$64,542,930	$80,315,480	$40,674,550	$28,682,786	$1,049,899	$1,319,147

	Total Value at 12/31/11	Total Value at 12/31/12	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$4,844,410	$4,696,654	$53,264,884	$53,412,641	$536	$127
Low-Duration Bond	21,071,512	31,307,086	9,861,084	240,000	394,466	52,748
Medium-Duration Bond	32,459,757	42,710,156	8,854,980	175,000	697,910	570,590
Extended-Duration Bond	11,127,277	12,871,681	1,020,549	275,000	406,848	285,201
Inflation Protected Bond	31,725,979	43,670,168	14,138,980	2,362,000	699,263	1,351,777
Global Bond	11,504,217	14,129,910	2,068,021	265,000	696,021	—
Defensive Market Strategies	52,836,889	67,882,208	13,095,229	—	916,489	1,968,810
Real Estate Securities	15,453,303	18,965,722	3,166,274	2,053,000	252,274	—
Value Equity	27,702,598	33,221,896	1,585,133	500,000	425,133	—
Growth Equity	26,610,921	32,049,744	3,602,229	500,000	36,342	2,280,886
Small Cap Equity	7,117,321	8,829,041	1,043,583	—	52,030	409,053
International Equity	31,421,274	42,074,716	6,344,285	1,177,000	605,635	—

	$273,875,458	$352,408,982	$118,045,231	$60,959,641	$5,182,947	$6,919,192

MyDestination 2025
Money Market	$4,563,617	$5,298,470	$61,684,277	$60,949,424	$552	$145
Low-Duration Bond	3,907,553	8,894,556	4,847,495	—	91,758	13,205
Medium-Duration Bond	22,775,602	32,007,365	9,350,170	1,233,500	501,049	425,121
Extended-Duration Bond	18,932,605	23,160,943	4,734,337	2,280,000	718,455	512,882
Inflation Protected Bond	5,127,095	10,683,899	5,787,878	219,435	144,393	306,485
Global Bond	18,375,272	23,945,093	4,492,721	275,000	1,150,371	—
Defensive Market Strategies	42,253,683	61,891,535	18,162,012	—	809,379	1,783,103
Real Estate Securities	18,463,641	24,153,755	4,618,489	1,830,000	315,489	—
Value Equity	41,020,132	51,673,128	3,990,454	—	640,454	—
Growth Equity	39,763,711	51,546,186	8,441,841	—	58,450	3,668,391
Small Cap Equity	12,987,798	15,649,935	1,463,293	—	92,226	725,068
International Equity	49,595,383	66,113,612	8,584,757	475,000	951,657	—

	$277,766,092	$375,018,477	$136,157,724	$67,262,359	$5,474,233	$7,434,400

MyDestination 2035
Money Market	$3,087,962	$3,762,803	$33,463,926	$32,789,085	$351	$104
Medium-Duration Bond	2,765,813	4,998,964	2,079,998	—	71,552	63,447
Extended-Duration Bond	2,903,731	5,012,252	1,927,628	130,000	134,377	104,751
Global Bond	8,136,904	12,856,753	4,317,853	260,000	574,173	—
Real Estate Securities	9,369,933	12,984,905	3,300,878	1,200,000	167,603	—
Value Equity	29,263,689	40,888,978	6,730,057	—	488,232	—
Growth Equity	28,653,926	40,865,787	9,969,274	—	46,339	2,879,855
Small Cap Equity	10,461,907	14,154,286	2,726,185	—	83,412	655,773
International Equity	36,407,178	52,506,416	9,656,779	—	755,791	—

	$131,051,043	$188,031,144	$74,172,578	$34,379,085	$2,321,830	$3,703,930

	Total Value at 12/31/11	Total Value at 12/31/12	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2045
Money Market	$2,134,540	$3,135,660	$24,466,896	$23,465,776	$244	$72
Extended-Duration Bond	823,344	1,326,683	457,062	43,500	37,831	28,631
Global Bond	4,414,133	6,632,689	2,002,800	125,000	297,300	—
Real Estate Securities	7,964,747	11,954,159	3,481,359	818,000	151,859	—
Value Equity	20,375,280	30,426,322	6,540,895	—	347,345	—
Growth Equity	20,022,846	30,523,562	9,049,082	35,500	34,612	2,150,940
Small Cap Equity	7,707,387	11,391,795	3,010,919	19,500	67,132	527,786
International Equity	26,136,474	39,397,456	8,829,709	370,000	567,098	—

	$89,578,751	$134,788,326	$57,838,722	$24,877,276	$1,503,421	$2,707,429

MyDestination 2055
Money Market	$—	$140,843	$6,151,680	$6,010,837	$15	$3
Global Bond	—	307,765	338,737	43,500	12,087	—
Real Estate Securities	—	619,147	631,049	66,500	7,599	—
Value Equity	—	1,424,338	1,486,236	183,500	14,736	—
Growth Equity	—	1,423,806	1,592,474	188,500	1,614	99,459
Small Cap Equity	—	540,926	593,020	71,500	3,188	24,733
International Equity	—	1,840,197	1,956,138	283,500	26,488	—

	$—	$6,297,022	$12,749,334	$6,847,837	$65,727	$124,195

Conservative Allocation
Money Market	$6,146,479	$5,925,474	$37,072,635	$37,293,639	$502	$100
Low-Duration Bond	171,140,785	191,140,214	16,794,296	1,050,000	2,660,154	345,532
Inflation Protected Bond	42,477,796	46,875,888	4,681,885	590,000	794,047	1,493,838
Defensive Market Strategies	21,686,756	24,043,313	2,138,174	625,000	329,575	699,599
Value Equity	15,809,176	16,962,524	814,685	2,100,000	222,685	—
Growth Equity	15,024,688	16,930,172	2,158,068	1,650,000	19,198	1,204,871
Small Cap Equity	3,594,583	3,856,292	678,389	800,000	22,725	178,663
International Equity	17,324,412	20,907,918	2,113,954	1,450,000	300,954	—

	$293,204,675	$326,641,795	$66,452,086	$45,558,639	$4,349,840	$3,922,603

Balanced Allocation
Money Market	$27,644,304	$25,212,869	$59,225,329	$61,656,764	$2,713	$654
Low-Duration Bond	158,119,436	171,847,392	11,559,898	1,750,000	2,444,218	315,680
Medium-Duration Bond	224,775,387	248,047,517	15,946,595	2,700,000	4,287,018	3,359,577
Extended-Duration Bond	91,687,129	100,515,605	10,804,248	10,220,000	3,265,565	2,236,682
Global Bond	52,881,287	58,885,101	3,718,644	1,350,000	3,018,644	—
Defensive Market Strategies	108,238,087	115,930,568	4,988,945	1,500,000	1,607,354	3,381,592
Value Equity	130,871,501	141,390,538	3,343,806	12,800,000	1,893,806	—
Growth Equity	126,729,193	139,533,578	12,088,417	10,850,000	158,223	9,930,195
Small Cap Equity	29,331,011	32,695,791	1,707,487	1,000,000	192,678	1,514,808
International Equity	146,063,033	169,629,188	6,491,688	6,000,000	2,441,688	—

	$1,096,340,368	$1,203,688,147	$129,875,057	$109,826,764	$19,311,907	$20,739,188

	Total Value at 12/31/11	Total Value at 12/31/12	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$19,900,650	$18,606,768	$56,516,742	$57,810,624	$1,804	$—
Low-Duration Bond	56,051,733	59,249,861	3,221,839	1,400,000	860,945	110,893
Medium-Duration Bond	79,774,068	86,256,786	6,706,962	3,850,000	1,532,235	1,174,727
Extended-Duration Bond	31,171,733	35,063,972	5,149,009	4,075,000	1,120,764	778,244
Global Bond	18,983,314	20,678,872	1,064,752	650,000	1,064,752	—
Value Equity	173,231,995	184,200,559	2,481,612	17,550,000	2,481,612	488
Growth Equity	167,612,841	181,742,369	13,140,155	14,225,000	206,085	12,934,070
Small Cap Equity	39,738,385	42,282,215	2,653,123	3,750,000	249,171	1,958,951
International Equity	195,689,851	224,959,845	8,688,132	10,150,000	3,238,132	—

	$782,154,570	$853,041,247	$99,622,326	$113,460,624	$10,755,500	$16,957,373

Aggressive Allocation
Money Market	$16,535,540	$14,287,922	$55,005,339	$57,252,957	$1,510	$—
Value Equity	197,124,381	190,846,412	2,784,140	38,506,000	2,784,140	409
Growth Equity	192,888,334	189,842,940	13,725,834	35,628,000	215,271	13,510,564
Small Cap Equity	44,228,930	42,824,378	2,726,436	8,257,000	252,366	1,984,070
International Equity	225,653,215	288,345,749	39,048,526	11,774,000	4,150,526	—

	$676,430,400	$726,147,401	$113,290,275	$151,417,957	$7,403,813	$15,495,043

Conservative Allocation I
Money Market	$859,133	$1,257,792	$13,318,152	$12,919,493	$1,130	$54
Low-Duration Bond	43,559,455	48,270,806	6,717,376	2,630,000	1,185,602	136,333
Inflation Protected Bond	10,807,705	11,841,975	1,897,039	944,000	202,716	381,323
Defensive Market Strategies	5,515,960	6,076,033	819,713	476,000	97,847	177,866
Value Equity	4,017,696	4,287,962	517,992	795,000	133,992	—
Growth Equity	3,819,314	4,277,949	942,504	646,000	21,655	484,849
Small Cap Equity	911,766	974,717	242,034	247,500	11,895	68,140
International Equity	4,406,763	5,286,140	844,895	672,000	114,895	—

	$73,897,792	$82,273,374	$25,299,705	$19,329,993	$1,769,732	$1,248,565

Balanced Allocation I
Money Market	$7,010,111	$6,348,888	$24,380,700	$25,041,923	$6,164	$142
Low-Duration Bond	44,791,872	49,353,157	4,789,317	868,000	1,219,684	139,633
Medium-Duration Bond	63,623,363	71,271,324	8,361,095	1,400,000	2,615,918	1,904,145
Extended-Duration Bond	25,954,308	28,885,176	6,444,323	3,023,000	2,716,130	1,784,193
Global Bond	14,982,036	16,910,122	1,476,015	584,000	864,015	—
Defensive Market Strategies	30,655,348	33,335,730	2,315,774	857,000	537,641	970,133
Value Equity	37,077,070	40,609,639	2,559,911	4,078,000	1,279,911	—
Growth Equity	35,923,504	40,072,993	6,028,333	3,395,000	201,474	4,510,859
Small Cap Equity	8,320,866	9,389,671	1,000,589	425,000	114,229	654,360
International Equity	41,343,318	48,756,549	3,408,111	2,364,000	1,052,111	—

	$309,681,796	$344,933,249	$60,764,168	$42,035,923	$10,607,277	$9,963,465

	Total Value at 12/31/11	Total Value at 12/31/12	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Growth Allocation I
Money Market	$3,847,733	$3,753,596	$17,898,238	$17,992,375	$3,706	$95
Low-Duration Bond	14,239,026	15,083,811	1,476,158	832,000	376,992	43,166
Medium-Duration Bond	20,245,166	21,982,444	3,091,328	1,586,000	822,263	591,066
Extended-Duration Bond	7,916,608	8,929,444	2,393,470	1,222,000	822,921	551,548
Global Bond	4,821,627	5,267,041	420,333	301,000	268,333	—
Value Equity	44,000,680	46,889,255	2,161,011	5,155,000	1,472,990	—
Growth Equity	42,565,649	46,283,021	6,345,427	4,414,000	232,695	5,236,731
Small Cap Equity	10,088,993	10,770,610	1,207,157	1,154,000	131,028	754,129
International Equity	49,669,938	57,287,210	4,130,193	4,158,000	1,236,193	—

	$197,395,420	$216,246,432	$39,123,315	$36,814,375	$5,367,121	$7,176,735

Aggressive Allocation I
Money Market	$2,463,786	$2,213,460	$13,106,720	$13,357,046	$2,318	$63
Value Equity	37,889,295	37,636,761	1,593,998	6,906,000	1,260,998	—
Growth Equity	37,068,247	37,455,347	5,376,514	6,927,000	188,313	4,216,201
Small Cap Equity	8,495,806	8,456,203	1,063,180	1,660,000	102,873	589,308
International Equity	43,344,744	56,916,582	9,773,196	2,816,000	1,228,080	—

	$129,261,878	$142,678,353	$30,913,608	$31,666,046	$2,782,582	$4,805,572

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. At December 31, 2012, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral	Total Value of Collateral
Low-Duration Bond	$36,327,987	$37,397,181	$—	$37,397,181
Medium-Duration Bond	50,308,882	51,587,361	—	51,587,361
Extended-Duration Bond	33,706,223	34,681,684	—	34,681,684
Global Bond	35,007,811	36,111,093	—	36,111,093
Defensive Market Strategies	57,437,969	58,145,020	93,232	58,238,252
Equity Index	19,449,940	19,621,368	13,595	19,634,963
Real Estate Securities	35,673,196	36,159,270	—	36,159,270
Value Equity	82,970,907	83,136,798	—	83,136,798
Growth Equity	103,969,297	104,150,787	343,224	104,494,011
Small Cap Equity	134,571,282	134,832,566	509,536	135,342,102
International Equity	116,486,260	108,425,281	12,692,376	121,117,657

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$15,324,894	$6,052,223	$—	$—
MyDestination 2015	52,678,870	7,547,000	—	—
MyDestination 2025	61,565,512	6,312,935	—	—
MyDestination 2035	34,683,348	1,590,000	—	—
MyDestination 2045	29,161,291	1,411,500	—	—
MyDestination 2055	6,407,750	837,000	—	—
Conservative Allocation	21,107,580	8,265,000	—	—
Balanced Allocation	30,602,000	48,170,000	—	—
Growth Allocation	15,395,000	55,650,000	—	—
Aggressive Allocation	35,388,000	94,165,000	—	—
Conservative Allocation I	8,964,000	6,410,500	—	—
Balanced Allocation I	15,819,000	16,994,000	—	—
Growth Allocation I	8,685,000	18,822,000	—	—
Aggressive Allocation I	10,221,000	18,309,000	—	—
Low-Duration Bond	1,244,572,228	1,277,106,670	429,934,384	352,855,117
Medium-Duration Bond	4,584,665,476	4,791,876,187	517,475,111	492,380,255
Extended-Duration Bond	75,056,116	108,674,984	39,249,122	11,450,802
Inflation Protected Bond	—	—	173,149,690	157,149,009
Global Bond	139,310,100	107,177,377	19,355,066	4,220,520
Defensive Market Strategies	1,131,861,746	1,085,758,116	—	—
Equity Index	13,039,002	8,045,425	—	—
Real Estate Securities	181,010,012	161,530,764	—	—
Value Equity	296,082,871	352,773,836	—	—
Growth Equity	780,404,320	835,340,590	—	—
Small Cap Equity	519,474,881	542,378,041	23,849,808	21,897,804
International Equity	743,400,432	686,262,902	—	—

Financial Futures Contracts

Investments as of December 31, 2012, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2005 Fund
MSCI EAFE Index E-Mini	03/2013	2	$162,030	GSC	$1,662
MSCI Emerging Markets E-Mini	03/2013	1	53,675	GSC	1,180
S&P 500® E-Mini	03/2013	7	497,035	GSC	3,382
5-Year U.S. Treasury Note	03/2013	8	995,312	GSC	688

			$1,708,052		$6,912

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2015 Fund
MSCI EAFE Index E-Mini	03/2013	9	$729,135	GSC	$7,479
MSCI Emerging Markets E-Mini	03/2013	5	268,375	GSC	6,591
S&P 500® E-Mini	03/2013	24	1,704,120	GSC	9,583
10-Year U.S. Treasury Note	03/2013	13	1,726,156	GSC	(7,274)

			$4,427,786		$16,379

MyDestination 2025 Fund
MSCI EAFE Index E-Mini	03/2013	13	$1,053,195	GSC	$10,365
MSCI Emerging Markets E-Mini	03/2013	8	429,400	GSC	10,114
S&P 500® E-Mini	03/2013	38	2,698,190	GSC	10,982
10-Year U.S. Treasury Note	03/2013	12	1,593,375	GSC	(4,109)

			$5,774,160		$27,352

MyDestination 2035 Fund
MSCI EAFE Index E-Mini	03/2013	10	$810,150	GSC	$6,668
MSCI Emerging Markets E-Mini	03/2013	6	322,050	GSC	7,082
S&P 500® E-Mini	03/2013	30	2,130,150	GSC	7,852
10-Year U.S. Treasury Note	03/2013	4	531,125	GSC	(2,164)

			$3,793,475		$19,438

MyDestination 2045 Fund
MSCI EAFE Index E-Mini	03/2013	9	$729,135	GSC	$7,479
MSCI Emerging Markets E-Mini	03/2013	4	214,700	GSC	4,721
S&P 500® E-Mini	03/2013	28	1,988,140	GSC	2,916
10-Year U.S. Treasury Note	03/2013	2	265,563	GSC	(578)

			$3,197,538		$14,538

Conservative Allocation Fund
MSCI EAFE Index E-Mini	03/2013	4	$324,060	GSC	$2,630
MSCI Emerging Markets E-Mini	03/2013	2	107,350	GSC	2,361
S&P 500® E-Mini	03/2013	14	994,070	GSC	6,461
2-Year U.S. Treasury Note	03/2013	18	3,968,438	GSC	281

			$5,393,918		$11,733

Balanced Allocation Fund
MSCI EAFE Index E-Mini	03/2013	42	$3,402,630	GSC	$34,901
MSCI Emerging Markets E-Mini	03/2013	20	1,073,500	GSC	23,606
S&P 500® E-Mini	03/2013	123	8,733,615	GSC	49,108
10-Year U.S. Treasury Note	03/2013	12	1,593,375	GSC	(4,852)
Long U.S. Treasury Bond	03/2013	17	2,507,500	GSC	(30,818)
5-Year U.S. Treasury Note	03/2013	48	5,971,875	GSC	(1,640)

			$23,282,495		$70,305

Growth Allocation Fund
MSCI EAFE Index E-Mini	03/2013	48	$3,888,720	GSC	$39,887
MSCI Emerging Markets E-Mini	03/2013	21	1,127,175	GSC	24,787
S&P 500® E-Mini	03/2013	136	9,656,680	GSC	54,298
10-Year U.S. Treasury Note	03/2013	4	531,125	GSC	(1,094)
Long U.S. Treasury Bond	03/2013	7	1,032,500	GSC	(13,528)
5-Year U.S. Treasury Note	03/2013	17	2,115,039	GSC	(1,820)

			$18,351,239		$102,530

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Aggressive Allocation Fund
MSCI EAFE Index E-Mini	03/2013	56	$4,536,840	GSC	$39,485
MSCI Emerging Markets E-Mini	03/2013	30	1,610,250	GSC	34,698
S&P 500® E-Mini	03/2013	128	9,088,640	GSC	28,142

			$15,235,730		$102,325

Conservative Allocation Fund I
MSCI EAFE Index E-Mini	03/2013	1	$81,015	GSC	$831
S&P 500® E-Mini	03/2013	3	213,015	GSC	559
2-Year U.S. Treasury Note	03/2013	4	881,875	GSC	65

			$1,175,905		$1,455

Balanced Allocation Fund I
MSCI EAFE Index E-Mini	03/2013	10	$810,150	GSC	$8,310
MSCI Emerging Markets E-Mini	03/2013	5	268,375	GSC	5,901
S&P 500® E-Mini	03/2013	30	2,130,150	GSC	3,762
10-Year U.S. Treasury Note	03/2013	3	398,344	GSC	(820)
Long U.S. Treasury Bond	03/2013	5	737,500	GSC	(3,483)
5-Year U.S. Treasury Note	03/2013	11	1,368,554	GSC	—

			$5,713,073		$13,670

Growth Allocation Fund I
MSCI EAFE Index E-Mini	03/2013	10	$810,150	GSC	$8,310
MSCI Emerging Markets E-Mini	03/2013	4	214,700	GSC	4,721
S&P 500® E-Mini	03/2013	26	1,846,130	GSC	10,378
10-Year U.S. Treasury Note	03/2013	1	132,781	GSC	(274)
Long U.S. Treasury Bond	03/2013	1	147,500	GSC	(1,773)
5-Year U.S. Treasury Note	03/2013	4	497,656	GSC	(726)

			$3,648,917		$20,636

Aggressive Allocation Fund I
MSCI EAFE Index E-Mini	03/2013	9	$729,135	GSC	$6,394
MSCI Emerging Markets E-Mini	03/2013	5	268,375	GSC	6,621
S&P 500® E-Mini	03/2013	19	1,349,095	GSC	4,716

			$2,346,605		$17,731

Low-Duration Bond Fund
Euro-OAT	03/2013	(9)	$(1,617,529)	GSC	$(10,108)
10-Year Japanese Bond	03/2013	(5)	(8,290,529)	GSC	59,956
5-Year Interest Rate Swaps	03/2013	(34)	(3,415,938)	CITI	(9,082)
90-Day Euro	03/2013	3	747,750	CITI	1,829
10-Year U.S. Treasury Note	03/2013	(2)	(265,563)	GSC	723
10-Year U.S. Treasury Note	03/2013	(4)	(531,125)	BAR	4,243
10-Year U.S. Treasury Note	03/2013	(8)	(1,062,250)	UBS	4,334
10-Year U.S. Treasury Note	03/2013	(9)	(1,195,031)	CS	2,378
10-Year U.S. Treasury Note	03/2013	(21)	(2,788,406)	CITI	5,882
2-Year U.S. Treasury Note	03/2013	201	44,314,219	UBS	(1,163)
2-Year U.S. Treasury Note	03/2013	74	16,314,688	CS	4,774
2-Year U.S. Treasury Note	03/2013	6	1,322,812	CITI	722
5-Year U.S. Treasury Note	03/2013	(4)	(497,656)	BAR	1,400
5-Year U.S. Treasury Note	03/2013	(10)	(1,244,141)	JPM	3,501
5-Year U.S. Treasury Note	03/2013	(54)	(6,718,359)	GSC	(7,271)
5-Year U.S. Treasury Note	03/2013	(95)	(11,819,336)	CITI	8,237

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
5-Year U.S. Treasury Note	03/2013	(189)	$(23,514,258)	CS	$28,642
90-Day Euro	06/2013	4	996,750	CITI	12,376
90-Day Euro	09/2013	2	498,275	CITI	1,244
90-Day Euro	12/2013	2	498,125	CITI	1,320
90-Day Euro	06/2014	(1)	(248,875)	CITI	(2,203)
90-Day Euro	09/2014	(1)	(248,750)	CITI	(2,590)
90-Day Euro	12/2014	1	248,600	CITI	1,285
90-Day Euro	03/2015	1	248,450	CITI	1,535

			$1,731,923		$111,964

Medium-Duration Bond Fund
Euro-OAT	03/2013	(11)	$(1,976,980)	BAR	$3,049
10-Year U.S. Treasury Note	03/2013	(14)	(1,858,938)	MSCS	4,329
10-Year U.S. Treasury Note	03/2013	(14)	(1,858,938)	BAR	1,486
10-Year U.S. Treasury Note	03/2013	(154)	(20,448,312)	GSC	91,062
10-Year U.S. Treasury Note	03/2013	(178)	(23,635,062)	CITI	46,883
Long U.S. Treasury Bond	03/2013	(18)	(2,655,000)	BAR	21,598
Long U.S. Treasury Bond	03/2013	(24)	(3,540,000)	GSC	57,274
Long U.S. Treasury Bond	03/2013	(46)	(6,785,000)	CITI	45,386
Ultra Long U.S. Treasury Bond	03/2013	91	14,796,031	CITI	(224,794)
Ultra Long U.S. Treasury Bond	03/2013	5	812,969	GSC	(17,141)
2-Year U.S. Treasury Note	03/2013	178	39,243,438	CITI	(44)
2-Year U.S. Treasury Note	03/2013	(8)	(1,763,750)	MSCS	(901)
5-Year U.S. Treasury Note	03/2013	484	60,216,406	CITI	2,659
5-Year U.S. Treasury Note	03/2013	(1)	(124,414)	BAR	12
5-Year U.S. Treasury Note	03/2013	(50)	(6,220,703)	GSC	369
5-Year U.S. Treasury Note	03/2013	(61)	(7,589,258)	BAR	18,110
5-Year U.S. Treasury Note	03/2013	(64)	(7,962,500)	MLCS	(8,208)
90-Day Euro	06/2014	94	23,394,250	GSC	5,432
90-Day Euro	06/2015	(94)	(23,337,850)	GSC	(218)
			$28,706,389		$46,343
Inflation Protected Bond Fund
10-Year U.S. Treasury Note	03/2013	176	$23,369,500	UBS	$(66,171)
Long U.S. Treasury Bond	03/2013	(57)	(8,407,500)	UBS	107,024
Ultra Long U.S. Treasury Bond	03/2013	(40)	(6,503,750)	UBS	97,433
2-Year U.S. Treasury Note	03/2013	(21)	(4,629,844)	UBS	(2,394)
5-Year U.S. Treasury Note	03/2013	43	5,349,805	UBS	(13,646)

			$9,178,211		$122,246

Global Bond Fund
10-Year U.S. Treasury Note	03/2013	(12)	$(1,593,375)	MSCS	$5,133
10-Year U.S. Treasury Note	03/2013	(24)	(3,186,750)	BAR	9,266
10-Year U.S. Treasury Note	03/2013	(27)	(3,585,094)	GSC	15,803
Long U.S. Treasury Bond	03/2013	(3)	(442,500)	GSC	5,310
Long U.S. Treasury Bond	03/2013	(7)	(1,032,500)	BAR	8,399
Ultra Long U.S. Treasury Bond	03/2013	(10)	(1,625,937)	MSCS	29,499
5-Year U.S. Treasury Note	03/2013	(4)	(497,656)	BAR	1,081

			$(11,963,812)		$74,491

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Defensive Market Strategies Fund
S&P 500® E-Mini	03/2013	250	$17,751,250	GSC	$106,850

Equity Index Fund
S&P 500®	03/2013	10	$3,550,250	GSC	$2,558
S&P 500® E-Mini	03/2013	85	6,035,425	GSC	33,937

			$9,585,675		$36,495

Real Estate Securities Fund
S&P 500® MidCap 400	03/2013	54	$5,497,740	GSC	$90,761

Value Equity Fund
S&P 500® E-Mini	03/2013	298	$21,159,490	GSC	$105,463

Growth Equity Fund
S&P 500® E-Mini	03/2013	699	$49,632,495	GSC	$166,024

Small Cap Equity Fund
Russell 2000® IMM-Mini	03/2013	711	$60,193,260	GSC	$1,084,267
90-Day Euro	03/2013	(11)	(2,741,750)	GSC	(673)
10-Year U.S. Treasury Note	03/2013	(94)	(12,481,437)	GSC	63,492
Long U.S. Treasury Bond	03/2013	(2)	(295,000)	GSC	2,994
Ultra Long U.S. Treasury Bond	03/2013	(13)	(2,113,719)	GSC	38,958
2-Year U.S. Treasury Note	03/2013	(49)	(10,802,969)	GSC	(4,847)
5-Year U.S. Treasury Note	03/2013	14	1,741,797	GSC	(905)
90-Day Euro	12/2013	(8)	(1,992,500)	GSC	(26)

			$31,507,682		$1,183,260

International Equity Fund
AEX Index	01/2013	45	$4,075,898	BAR	$(7,693)
CAC40 Index	01/2013	476	22,882,682	BAR	(52,201)
IBEX 35	01/2013	67	7,137,764	BAR	67,965
OMX 30 Index	01/2013	(463)	(7,895,524)	BAR	(80,985)
Hang Seng Index	01/2013	104	15,211,854	BAR	50,145
MSCI Singapore Index	01/2013	9	530,621	BAR	(201)
TOPIX Index®	03/2013	136	13,523,865	BAR	1,100,019
S&P/TSE 60 Index	03/2013	254	36,331,678	GSC	527,044
S&P/TSE 60 Index	03/2013	(113)	(16,163,306)	BAR	(206,172)
DAX Index	03/2013	42	10,558,903	BAR	(14,272)
FTSE 100 Index®	03/2013	80	7,599,864	BAR	(77,373)
FTSE MIB Index	03/2013	(26)	(2,797,677)	BAR	(53,930)
MSCI EAFE Index E-Mini	03/2013	522	42,289,830	GSC	429,390
MSCI Emerging Markets E-Mini	03/2013	294	15,780,450	GSC	353,869
Canadian Dollar	03/2013	296	29,709,520	GSC	(233,840)
ASX SPI 200 Index	03/2013	(341)	(40,864,619)	BAR	(299,674)
Swiss Market Index Future	03/2013	(87)	(6,489,430)	JPM	(68,942)

			$131,422,373		$1,433,149

Forward Foreign Currency Contracts

As of December 31, 2012, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
01/09/13	Euro	136,000	U.S. Dollars	179,921	CITI	$(393)
01/09/13	U.S. Dollars	2,969,787	Euro	2,271,000	CITIG	(28,073)
01/09/13	U.S. Dollars	2,336,355	British Pounds	1,452,000	HSBC	(22,295)
01/09/13	U.S. Dollars	1,195,720	Japanese Yen	98,600,000	BAR	57,524
01/10/13	U.S. Dollars	3,656,849	Australian Dollars	3,539,000	JPM	(15,334)
01/10/13	U.S. Dollars	61,452	Australian Dollars	59,000	MSCS	231
01/15/13	Euro	236,000	U.S. Dollars	302,322	DEUT	9,229
01/15/13	Euro	122,000	U.S. Dollars	158,347	CITI	2,709
01/15/13	U.S. Dollars	4,132,364	Euro	3,160,000	UBS	(39,252)
01/15/13	U.S. Dollars	4,078,237	Euro	3,162,000	BNP	(96,019)
01/15/13	U.S. Dollars	2,743,094	Euro	2,153,000	MSCS	(99,149)
01/16/13	Euro	523,000	U.S. Dollars	692,966	GSC	(2,531)
01/16/13	U.S. Dollars	6,013,859	British Pounds	3,752,000	GSC	(80,818)
01/16/13	U.S. Dollars	2,721,472	Australian Dollars	2,600,000	DEUT	24,907
01/16/13	U.S. Dollars	1,340,331	Australian Dollars	1,283,521	DEUT	9,140
01/16/13	U.S. Dollars	658,560	Brazilian Reals	1,354,000	HSBC	(1,247)
01/16/13	U.S. Dollars	582,015	British Pounds	362,695	DEUT	(7,140)
01/16/13	U.S. Dollars	545,815	British Pounds	338,159	DEUT	(3,484)
01/16/13	U.S. Dollars	384,924	British Pounds	240,000	UBS	(4,927)
01/16/13	U.S. Dollars	205,918	British Pounds	129,000	UBS	(3,627)
01/23/13	U.S. Dollars	4,218,475	Euro	3,211,800	UBS	(21,824)
01/23/13	U.S. Dollars	844,262	Euro	652,000	UBS	(16,525)
01/23/13	U.S. Dollars	470,253	Euro	364,000	UBS	(10,309)
01/23/13	U.S. Dollars	237,085	Euro	186,000	JPM	(8,476)
01/23/13	U.S. Dollars	212,585	Euro	163,000	CITI	(2,611)
01/30/13	U.S. Dollars	1,728,028	Mexican Pesos	22,670,000	RBS	(20,688)
02/01/13	Chinese Yuan Renminbi	2,090,196	U.S. Dollars	332,146	DEUT	2,490
02/01/13	Chinese Yuan Renminbi	39,210,806	U.S. Dollars	6,220,482	UBS	57,081
02/01/13	Chinese Yuan Renminbi	3,309,368	U.S. Dollars	522,229	DEUT	7,593
02/01/13	Chinese Yuan Renminbi	2,490,150	U.S. Dollars	390,826	JPM	7,841
02/01/13	Chinese Yuan Renminbi	1,254,600	U.S. Dollars	200,000	GSC	859
02/01/13	Chinese Yuan Renminbi	319,176	U.S. Dollars	50,832	JPM	267
02/01/13	U.S. Dollars	4,489,075	Chinese Yuan Renminbi	28,550,516	HSBC	(81,799)
02/01/13	U.S. Dollars	3,092,000	Chinese Yuan Renminbi	19,754,788	UBS	(70,697)
02/01/13	U.S. Dollars	30,000	Chinese Yuan Renminbi	191,880	HKSB	(720)
02/04/13	U.S. Dollars	193,017	Brazilian Reals	398,465	HSBC	(667)
02/14/13	Norwegian Krone	3,585,000	U.S. Dollars	620,521	HSBC	23,434
03/12/13	British Pounds	160,000	U.S. Dollars	258,506	BAR	1,349
03/12/13	U.S. Dollars	5,208,231	British Pounds	3,252,000	JPM	(73,315)
04/03/13	Mexican Pesos	1,168,232	U.S. Dollars	89,386	JPM	208
06/14/13	U.S. Dollars	8,014,755	Euro	6,200,000	JPM	(181,511)
09/13/13	U.S. Dollars	9,163,326	Euro	7,300,000	HKSB	(497,093)
10/11/13	Euro	5,400,000	U.S. Dollars	7,028,100	JPM	120,317
10/11/13	U.S. Dollars	6,394,724	Euro	5,184,000	JPM	(467,756)
10/11/13	U.S. Dollars	261,992	Euro	216,000	JPM	(23,945)

						$(1,557,046)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Medium-Duration Bond Fund
01/09/13	U.S. Dollars	1,221,678	British Pounds	767,806	JPM	$(25,558)
01/15/13	Euro	295,000	U.S. Dollars	377,902	DEUT	11,537
01/15/13	Euro	205,000	U.S. Dollars	266,076	CITI	4,551
01/15/13	Euro	203,000	U.S. Dollars	268,461	JPM	(474)
01/15/13	Euro	106,000	U.S. Dollars	137,483	CS	2,451
01/15/13	U.S. Dollars	5,927,850	Euro	4,533,000	UBS	(56,307)
01/15/13	U.S. Dollars	3,031,037	Euro	2,379,000	MSCS	(109,557)
01/15/13	U.S. Dollars	23,302	Euro	18,000	HSBC	(460)
01/15/13	U.S. Dollars	18,216	Euro	14,000	CITI	(266)
01/17/13	U.S. Dollars	524,421	Japanese Yen	43,010,000	DEUT	27,899
01/25/13	Mexican Pesos	5,336,188	U.S. Dollars	407,094	BAR	(7,480)
01/25/13	U.S. Dollars	3,407,354	Euro	2,612,000	CITI	(41,135)
01/31/13	U.S. Dollars	1,443,078	Australian Dollars	1,383,000	BAR	10,402
02/01/13	Chinese Yuan Renminbi	49,659,451	U.S. Dollars	7,878,076	UBS	72,291
02/01/13	Chinese Yuan Renminbi	8,277,236	U.S. Dollars	1,299,103	JPM	26,064
02/01/13	Chinese Yuan Renminbi	6,583,005	U.S. Dollars	1,048,750	CITI	5,174
02/01/13	Chinese Yuan Renminbi	3,959,304	U.S. Dollars	624,792	DEUT	9,084
02/01/13	U.S. Dollars	8,211,528	Chinese Yuan Renminbi	52,225,316	HKSB	(149,629)
02/01/13	U.S. Dollars	2,335,000	Chinese Yuan Renminbi	14,920,650	RBS	(53,763)
02/01/13	U.S. Dollars	1,390,000	Chinese Yuan Renminbi	8,880,710	UBS	(31,782)
02/01/13	Chinese Yuan Renminbi	4,127,477	U.S. Dollars	655,884	DEUT	4,916
02/01/13	U.S. Dollars	74,000	Chinese Yuan Renminbi	473,304	HKSB	(1,775)
02/04/13	U.S. Dollars	909,115	Brazilian Reals	1,876,778	HSBC	(3,141)
02/08/13	U.S. Dollars	1,132,005	Euro	858,413	CITI	(1,448)
02/14/13	Norwegian Krone	1,133,000	U.S. Dollars	196,109	HSBC	7,406
02/15/13	Brazilian Reals	3,050,000	U.S. Dollars	1,476,998	JPM	3,727
02/15/13	U.S. Dollars	4,684,362	Euro	3,674,701	CITIC	(168,015)
02/15/13	U.S. Dollars	4,506,133	Japanese Yen	369,388,000	CITIC	240,814
02/15/13	U.S. Dollars	3,351,271	British Pounds	2,102,000	CITIC	(62,856)
02/15/13	U.S. Dollars	1,059,789	Euro	824,514	UBS	(28,967)
03/12/13	U.S. Dollars	1,852,990	British Pounds	1,157,000	JPM	(26,084)
03/20/13	Australian Dollars	124,175	U.S. Dollars	129,105	WEST	(902)
03/20/13	British Pounds	35,595	U.S. Dollars	57,079	BAR	728
03/20/13	Euro	83,000	U.S. Dollars	107,645	CITI	1,989
03/20/13	U.S. Dollars	1,326,398	Switzerland Francs	1,234,359	BAR	(25,138)
03/20/13	U.S. Dollars	190,858	Canadian Dollars	189,652	UBS	517
03/20/13	U.S. Dollars	47,000	Norwegian Krone	267,844	HSBC	(1,053)
03/20/13	Australian Dollars	104,000	U.S. Dollars	107,203	CITI	170
03/20/13	British Pounds	33,000	U.S. Dollars	53,315	DEUT	278
03/20/13	Canadian Dollars	46,536	U.S. Dollars	47,000	RBC	(295)
03/20/13	Euro	905,966	U.S. Dollars	1,186,326	DEUT	10,352
03/20/13	Euro	534,679	Norwegian Krone	3,939,673	MSCS	(552)
03/20/13	Euro	138,824	Swedish Kronor	1,205,911	HKSB	(1,731)
03/20/13	Euro	82,000	U.S. Dollars	107,367	UBS	946
03/20/13	Euro	82,000	Swedish Kronor	709,874	UBS	(650)
03/20/13	Euro	82,000	Swedish Kronor	710,251	JPM	(708)
03/20/13	Euro	82,000	Swedish Kronor	713,425	JPM	(1,194)
03/20/13	Euro	41,000	U.S. Dollars	53,785	MSCS	372
03/20/13	Euro	41,000	U.S. Dollars	54,052	BAR	105
03/20/13	Euro	41,000	U.S. Dollars	54,100	JPM	57
03/20/13	Euro	41,000	U.S. Dollars	54,227	DEUT	(70)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/13	Euro	41,000	U.S. Dollars	54,241	MSCS	$(85)
03/20/13	Euro	41,000	Swedish Kronor	353,528	RBS	(108)
03/20/13	New Zealand Dollars	256,259	Australian Dollars	204,000	WEST	84
03/20/13	New Zealand Dollars	124,792	U.S. Dollars	102,963	RBS	(357)
03/20/13	Norwegian Krone	305,229	Euro	41,000	DEUT	604
03/20/13	Norwegian Krone	304,665	Euro	41,000	HKSB	502
03/20/13	Norwegian Krone	303,687	Euro	41,000	HSBC	327
03/20/13	Swedish Kronor	717,063	Euro	82,000	HKSB	1,753
03/20/13	Swedish Kronor	716,618	Euro	82,000	HSBC	1,685
03/20/13	Swedish Kronor	361,436	Euro	41,000	CITI	1,322
03/20/13	Swedish Kronor	354,787	Euro	41,000	HSBC	302
03/20/13	U.S. Dollars	108,000	Canadian Dollars	107,140	RBC	470
03/20/13	U.S. Dollars	107,671	Euro	81,000	DEUT	679
03/20/13	U.S. Dollars	107,537	British Pounds	66,000	HSBC	350
03/20/13	U.S. Dollars	107,342	British Pounds	66,000	UBS	155
03/20/13	U.S. Dollars	107,018	New Zealand Dollars	128,000	CITI	1,774
03/20/13	U.S. Dollars	106,951	Australian Dollars	103,000	WEST	611
03/20/13	U.S. Dollars	106,339	New Zealand Dollars	129,000	UBS	273
03/20/13	U.S. Dollars	105,786	Australian Dollars	101,000	CITI	1,510
03/20/13	U.S. Dollars	95,843	Australian Dollars	92,000	WEST	859
03/20/13	U.S. Dollars	54,366	Euro	41,000	DEUT	210
03/20/13	U.S. Dollars	53,222	Euro	40,000	JPM	387
03/21/13	U.S. Dollars	1,501,971	Canadian Dollars	1,484,000	CITI	12,609
03/21/13	U.S. Dollars	107,000	Japanese Yen	8,814,553	SS	5,190
03/21/13	Japanese Yen	9,221,580	U.S. Dollars	108,000	DEUT	(1,489)
03/21/13	Japanese Yen	9,059,028	U.S. Dollars	108,000	CITI	(3,367)
03/21/13	Japanese Yen	4,648,671	U.S. Dollars	54,000	BAR	(307)
03/21/13	Japanese Yen	4,640,652	U.S. Dollars	54,000	DEUT	(400)
03/21/13	Japanese Yen	4,556,007	U.S. Dollars	54,000	DEUT	(1,377)
03/21/13	Japanese Yen	4,547,016	U.S. Dollars	54,000	CITI	(1,481)
03/21/13	Japanese Yen	4,523,958	U.S. Dollars	54,000	DEUT	(1,747)
03/21/13	Japanese Yen	3,627,394	U.S. Dollars	43,000	UBS	(1,103)
03/21/13	U.S. Dollars	431,000	Japanese Yen	36,290,182	DEUT	11,842
03/21/13	U.S. Dollars	296,060	Japanese Yen	24,712,819	CITI	10,623
03/21/13	U.S. Dollars	214,000	Japanese Yen	17,698,827	CITI	9,575
03/21/13	U.S. Dollars	108,000	Japanese Yen	9,214,235	CITI	1,574
03/21/13	U.S. Dollars	54,000	Japanese Yen	4,518,450	SS	1,811
04/03/13	Mexican Pesos	320,170	U.S. Dollars	24,498	JPM	57
06/14/13	U.S. Dollars	7,239,135	Euro	5,600,000	JPM	(163,945)
06/27/13	U.S. Dollars	3,861,651	Mexican Pesos	50,902,347	JPM	(9,483)
08/05/13	Chinese Yuan Renminbi	3,364,650	U.S. Dollars	532,803	UBS	73
08/15/13	Chinese Yuan Renminbi	1,000,000	U.S. Dollars	159,642	DEUT	(1,353)
09/13/13	U.S. Dollars	11,171,726	Euro	8,900,000	HKSB	(606,040)
09/13/13	U.S. Dollars	123,225	Euro	100,000	JPM	(9,109)
10/11/13	Euro	6,588,000	U.S. Dollars	8,574,282	JPM	146,787
10/11/13	U.S. Dollars	7,860,182	Euro	6,372,000	JPM	(574,951)
10/11/13	U.S. Dollars	261,992	Euro	216,000	JPM	(23,945)

						$(1,545,809)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Global Bond Fund
02/08/13	Indian Rupees	51,960,000	U.S. Dollars	948,175	JPM	$(7,350)
02/08/13	Russian Rubles	34,760,000	U.S. Dollars	1,087,201	DEUT	42,649
02/08/13	South Korean Won	590,596,400	U.S. Dollars	535,931	DEUT	14,338
02/08/13	U.S. Dollars	1,081,434	Russian Rubles	34,760,000	DEUT	(48,416)
02/15/13	Australian Dollars	745,608	U.S. Dollars	773,815	DEUT	(2,223)
02/15/13	Australian Dollars	630,000	U.S. Dollars	651,218	CS	736
02/15/13	Australian Dollars	587,221	U.S. Dollars	607,381	MSCS	304
02/15/13	British Pounds	897,800	U.S. Dollars	1,434,451	SG	23,781
02/15/13	British Pounds	658,959	U.S. Dollars	1,054,659	JPM	15,640
02/15/13	Canadian Dollars	1,570,000	U.S. Dollars	1,567,664	CS	9,161
02/15/13	Canadian Dollars	691,338	U.S. Dollars	697,786	JPM	(3,443)
02/15/13	Canadian Dollars	191,315	U.S. Dollars	192,952	DEUT	(806)
02/15/13	Euro	1,308,621	U.S. Dollars	1,681,912	DEUT	46,099
02/15/13	Japanese Yen	495,199,132	U.S. Dollars	6,176,016	GSC	(457,957)
02/15/13	Japanese Yen	160,311,470	U.S. Dollars	2,005,874	CITIC	(154,759)
02/15/13	Japanese Yen	90,152,160	U.S. Dollars	1,122,986	JPM	(82,000)
02/15/13	Polish Zloty	346,297	U.S. Dollars	107,149	JPM	4,193
02/15/13	South African Rand	988,065	U.S. Dollars	111,627	GSC	4,172
02/15/13	Swedish Kronor	5,133,306	U.S. Dollars	765,211	BAR	23,284
02/15/13	U.S. Dollars	5,372,763	Euro	4,180,000	UBS	(146,852)
02/15/13	U.S. Dollars	3,822,591	Euro	2,972,008	JPM	(101,892)
02/15/13	U.S. Dollars	3,494,232	Euro	2,700,000	HSBC	(71,070)
02/15/13	U.S. Dollars	2,493,133	Euro	1,947,319	GSC	(78,267)
02/15/13	U.S. Dollars	2,466,055	Euro	1,934,524	CITIC	(88,450)
02/15/13	U.S. Dollars	2,312,216	Euro	1,808,255	MSCS	(75,553)
02/15/13	U.S. Dollars	1,802,026	British Pounds	1,127,510	BAR	(29,307)
02/15/13	U.S. Dollars	1,374,629	Australian Dollars	1,324,802	JPM	3,661
02/15/13	U.S. Dollars	1,146,757	Euro	867,520	HSBC	1,213
02/15/13	U.S. Dollars	1,037,923	British Pounds	650,000	CS	(17,825)
02/15/13	U.S. Dollars	851,001	South African Rand	7,449,407	DEUT	(22,051)
02/15/13	U.S. Dollars	651,539	Australian Dollars	631,336	CITIC	(1,798)
02/15/13	U.S. Dollars	319,522	British Pounds	200,000	GSC	(5,324)

						$(1,206,112)

Defensive Market Strategies Fund
01/31/13	Japanese Yen	1,379,700	U.S. Dollars	16,319	CS	$(390)
01/31/13	U.S. Dollars	2,249,761	Euro	1,705,469	UBS	(1,999)
01/31/13	U.S. Dollars	1,854,957	British Pounds	1,144,040	CS	(3,315)
01/31/13	U.S. Dollars	720,568	Japanese Yen	60,509,700	CS	21,940
01/31/13	U.S. Dollars	369,863	Switzerland Francs	338,425	CS	(382)
01/31/13	U.S. Dollars	25,198	Japanese Yen	2,168,100	CS	166

						$16,020

Small Cap Equity Fund
01/25/13	U.S. Dollars	41,942	Euro	33,000	CS	$(1,626)
02/15/13	U.S. Dollars	919,356	Euro	721,200	CITI	(32,975)
02/15/13	U.S. Dollars	682,456	Japanese Yen	55,944,000	CITIG	36,471
02/15/13	U.S. Dollars	459,489	Euro	359,341	MSCS	(15,014)
02/15/13	U.S. Dollars	455,977	British Pounds	286,000	CITI	(8,552)

						$(21,696)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
International Equity Fund
01/31/13	U.S. Dollars	8,951,223	Australian Dollars	8,712,500	NT	$(74,221)
03/20/13	British Pounds	3,286,000	U.S. Dollars	5,283,415	RBS	53,200
03/20/13	British Pounds	3,233,000	U.S. Dollars	5,202,382	RBS	48,159
03/20/13	British Pounds	598,000	U.S. Dollars	964,813	RBS	6,366
03/20/13	Canadian Dollars	6,089,000	U.S. Dollars	6,120,809	RBS	(9,671)
03/20/13	Danish Kroner	8,021,000	U.S. Dollars	1,407,514	RBS	13,403
03/20/13	Danish Kroner	1,565,000	U.S. Dollars	274,657	RBS	2,582
03/20/13	Danish Kroner	800,000	U.S. Dollars	140,453	RBS	1,267
03/20/13	Danish Kroner	236,000	U.S. Dollars	41,715	RBS	92
03/20/13	Danish Kroner	133,000	U.S. Dollars	23,602	RBS	(41)
03/20/13	Euro	7,700,000	U.S. Dollars	10,082,586	RBS	88,239
03/20/13	Euro	2,983,000	U.S. Dollars	3,933,597	RBS	6,607
03/20/13	Euro	1,229,000	U.S. Dollars	1,592,491	RBS	30,878
03/20/13	Euro	2,000	U.S. Dollars	2,633	RBS	9
03/20/13	Hong Kong Dollars	5,600,000	U.S. Dollars	722,697	RBS	(5)
03/20/13	Hong Kong Dollars	1,032,000	U.S. Dollars	133,187	RBS	(6)
03/20/13	Hong Kong Dollars	91,000	U.S. Dollars	11,744	RBS	—
03/20/13	Hong Kong Dollars	23,000	U.S. Dollars	2,968	RBS	—
03/20/13	Israeli Shekels	5,179,000	U.S. Dollars	1,355,617	RBS	27,594
03/20/13	Israeli Shekels	156,000	U.S. Dollars	40,794	RBS	870
03/20/13	Israeli Shekels	54,000	U.S. Dollars	14,392	RBS	30
03/20/13	New Zealand Dollars	6,203,000	U.S. Dollars	5,151,800	RBS	(51,585)
03/20/13	New Zealand Dollars	3,812,000	U.S. Dollars	3,191,905	RBS	(57,612)
03/20/13	New Zealand Dollars	3,020,000	U.S. Dollars	2,470,322	RBS	12,775
03/20/13	Norwegian Krone	260,586,000	U.S. Dollars	46,001,901	RBS	748,855
03/20/13	Singapore Dollars	855,000	U.S. Dollars	700,826	RBS	(944)
03/20/13	Singapore Dollars	47,000	U.S. Dollars	38,533	RBS	(60)
03/20/13	Singapore Dollars	45,000	U.S. Dollars	36,828	RBS	8
03/20/13	Swedish Kronor	125,092,000	U.S. Dollars	18,874,912	RBS	326,089
03/20/13	Swedish Kronor	42,747,000	U.S. Dollars	6,457,465	RBS	103,988
03/20/13	Switzerland Francs	5,881,000	U.S. Dollars	6,460,364	RBS	(21,087)
03/20/13	Switzerland Francs	3,302,000	U.S. Dollars	3,607,759	RBS	7,696
03/20/13	Switzerland Francs	117,000	U.S. Dollars	126,419	RBS	1,687
03/20/13	U.S. Dollars	10,864,789	Switzerland Francs	10,050,000	RBS	(139,248)
03/20/13	U.S. Dollars	8,566,469	New Zealand Dollars	10,297,000	RBS	100,095
03/20/13	U.S. Dollars	7,507,191	Euro	5,762,000	RBS	(103,756)
03/20/13	U.S. Dollars	6,849,319	Norwegian Krone	38,214,000	RBS	(6,512)
03/20/13	U.S. Dollars	5,723,174	Norwegian Krone	32,479,000	RBS	(103,762)
03/20/13	U.S. Dollars	5,538,250	Norwegian Krone	31,256,000	RBS	(69,272)
03/20/13	U.S. Dollars	5,486,552	British Pounds	3,384,000	RBS	(9,220)
03/20/13	U.S. Dollars	5,123,473	New Zealand Dollars	6,256,000	RBS	(20,320)
03/20/13	U.S. Dollars	3,813,658	Australian Dollars	3,663,000	RBS	31,858
03/20/13	U.S. Dollars	3,604,824	British Pounds	2,217,000	RBS	4,314
03/20/13	U.S. Dollars	3,577,724	Swedish Kronor	23,910,000	RBS	(92,342)
03/20/13	U.S. Dollars	3,016,761	Australian Dollars	2,917,000	RBS	5,156
03/20/13	U.S. Dollars	2,801,532	Euro	2,116,000	RBS	6,537
03/20/13	U.S. Dollars	1,519,918	Swedish Kronor	10,145,000	RBS	(37,290)
03/20/13	U.S. Dollars	1,210,849	Canadian Dollars	1,199,000	RBS	7,490
03/20/13	U.S. Dollars	1,099,717	Switzerland Francs	1,027,000	RBS	(24,775)
03/20/13	U.S. Dollars	538,045	Switzerland Francs	497,000	RBS	(6,135)
03/20/13	U.S. Dollars	238,418	Singapore Dollars	291,000	RBS	213

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/13	U.S. Dollars	161,975	British Pounds	101,000	RBS	$(2,054)
03/20/13	U.S. Dollars	153,935	Australian Dollars	147,000	RBS	2,167
03/20/13	U.S. Dollars	91,758	Hong Kong Dollars	711,000	RBS	2
03/20/13	U.S. Dollars	90,194	Israeli Shekels	341,000	RBS	(881)
03/20/13	U.S. Dollars	62,753	Euro	48,000	RBS	(649)
03/20/13	U.S. Dollars	43,457	Danish Kroner	250,000	RBS	(831)
03/20/13	U.S. Dollars	11,710	Israeli Shekels	45,000	RBS	(309)
03/20/13	U.S. Dollars	9,844	Singapore Dollars	12,000	RBS	21
03/21/13	Japanese Yen	724,691,000	U.S. Dollars	8,618,579	RBS	(248,265)
03/21/13	Japanese Yen	114,955,000	U.S. Dollars	1,397,196	RBS	(69,444)
03/21/13	Japanese Yen	45,512,000	U.S. Dollars	542,763	RBS	(17,091)
03/21/13	U.S. Dollars	59,726,507	Japanese Yen	4,912,772,000	RBS	2,983,094
03/21/13	U.S. Dollars	7,132,051	Japanese Yen	584,019,000	RBS	386,525
03/21/13	U.S. Dollars	1,415,327	Japanese Yen	117,659,000	RBS	56,344

						$3,896,822

Options Written

Transactions in options written during the year ended December 31, 2012 were as follows:

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Low-Duration Bond
Options written, 12/31/11	—	$—	$5,300,000	$32,965	$32,965

Options written	375	60,656	39,000,000	595,850	656,506
Options expired	(375)	(60,656)	—	—	(60,656)
Options closed	—	—	(8,300,000)	(42,565)	(42,565)

Options written, 12/31/12	—	$—	$36,000,000	$586,250	$586,250

Medium-Duration Bond
Options written, 12/31/11	—	$—	$7,800,000	$48,601	$48,601

Options written	931	374,218	43,100,000	702,140	1,076,358
Options expired	(399)	(105,144)	—	—	(105,144)
Options closed	(532)	(269,074)	(7,800,000)	(48,601)	(317,675)

Options written, 12/31/12	—	$—	$43,100,000	$702,140	$702,140

Defensive Market Strategies
Options written, 12/31/11	168	$4,032	$—	$—	$4,032

Options written	1,033	127,191	—	—	127,191
Options expired	(212)	(7,591)	—	—	(7,591)
Options closed	(989)	(123,632)	—	—	(123,632)

Options written, 12/31/12	—	$—	$—	$—	$—

Small Cap Equity
Options written, 12/31/11	7	$2,015	$—	$—	$2,015

Options written	183	106,697	—	—	106,697
Options expired	(82)	(44,710)	—	—	(44,710)
Options closed	(90)	(52,154)	—	—	(52,154)

Options written, 12/31/12	18	$11,848	$—	$—	$11,848

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended 12/31/12		Year Ended 12/31/11

	GS2	GS4	GS2	GS4
MyDestination 2005
Shares sold		2,186,065		2,593,793
Shares reinvested		154,580		116,996
Shares redeemed		(1,213,387)		(1,716,136)

Net increase		1,127,258		994,653

MyDestination 2015
Shares sold		7,180,208		5,730,134
Shares reinvested		772,986		497,753
Shares redeemed		(2,677,229)		(3,226,397)

Net increase		5,275,965		3,001,490

MyDestination 2025
Shares sold		7,889,241		6,560,758
Shares reinvested		740,061		466,906
Shares redeemed		(2,077,575)		(1,915,678)

Net increase		6,551,727		5,111,986

MyDestination 2035
Shares sold		4,505,585		3,815,906
Shares reinvested		334,266		270,804
Shares redeemed		(801,820)		(889,088)

Net increase		4,038,031		3,197,622

MyDestination 2045
Shares sold		3,601,217		3,205,647
Shares reinvested		224,875		342,765
Shares redeemed		(336,308)		(1,142,646)

Net increase		3,489,784		2,405,766

MyDestination 2055(1)
Shares sold		1,228,311
Shares reinvested		10,652
Shares redeemed		(675,062)

Net increase (decrease)		563,901

(1)Inception date was January 1, 2012

	Year Ended 12/31/12		Year Ended 12/31/11

	GS2	GS4	GS2	GS4
Conservative Allocation
Shares sold		3,749,359		4,736,842
Shares reinvested		532,286		774,598
Shares redeemed		(2,659,967)		(2,522,493)

Net increase		1,621,678		2,988,947

Balanced Allocation
Shares sold		4,803,801		4,925,459
Shares reinvested		3,071,332		3,591,708
Shares redeemed		(6,451,079)		(7,775,874)

Net increase		1,424,054		741,293

Growth Allocation
Shares sold		2,499,289		2,685,458
Shares reinvested		1,385,054		2,175,136
Shares redeemed		(5,983,566)		(5,925,560)

Net decrease		(2,099,223)		(1,064,966)

Aggressive Allocation
Shares sold		6,233,287		2,783,580
Shares reinvested		1,382,510		1,630,524
Shares redeemed		(11,235,355)		(5,718,840)

Net decrease		(3,619,558)		(1,304,736)

Conservative Allocation I
Shares sold	1,302,574		1,923,738
Shares reinvested	218,686		206,197
Shares redeemed	(971,386)		(1,832,819)

Net increase	549,874		297,116

Balanced Allocation I
Shares sold	2,004,250		2,078,500
Shares reinvested	1,359,355		1,356,300
Shares redeemed	(2,221,689)		(6,285,739)

Net increase (decrease)	1,141,916		(2,850,939)

Growth Allocation I
Shares sold	968,767		1,070,053
Shares reinvested	556,094		622,547
Shares redeemed	(2,009,594)		(4,153,900)

Net decrease	(484,733)		(2,461,300)

Aggressive Allocation I
Shares sold	563,200		669,885
Shares reinvested	206,778		247,967
Shares redeemed	(1,360,178)		(2,692,430)

Net decrease	(590,200)		(1,774,578)

	Year Ended 12/31/12		Year Ended 12/31/11

	GS2	GS4	GS2	GS4
Money Market
Shares sold	83,682,824	3,411,426,687	154,616,809	3,912,748,853
Shares reinvested	96,490	73,574	100,970	61,686
Shares redeemed	(93,414,476)	(3,441,385,827)	(157,730,463)	(3,931,314,442)

Net decrease	(9,635,162)	(29,885,566)	(3,012,684)	(18,503,903)

Low-Duration Bond
Shares sold	1,736,358	10,131,882	1,843,874	5,924,041
Shares reinvested	425,569	818,950	453,647	831,464
Shares redeemed	(853,542)	(7,872,202)	(2,767,300)	(3,520,556)

Net increase (decrease)	1,308,385	3,078,630	(469,779)	3,234,949

Medium-Duration Bond
Shares sold	3,397,961	4,647,929	2,860,917	4,602,896
Shares reinvested	2,151,022	1,406,047	2,063,646	1,463,559
Shares redeemed	(2,638,135)	(8,957,431)	(6,053,161)	(5,830,313)

Net increase (decrease)	2,910,848	(2,903,455)	(1,128,598)	236,142

Extended-Duration Bond
Shares sold	1,716,122	3,486,474	1,402,230	3,436,087
Shares reinvested	2,028,140	1,132,113	2,118,633	1,472,133
Shares redeemed	(1,682,883)	(3,286,612)	(2,508,010)	(6,281,134)

Net increase (decrease)	2,061,379	1,331,975	1,012,853	(1,372,914)

Inflation Protected Bond
Shares sold		4,566,757		6,870,551
Shares reinvested		824,710		571,192
Shares redeemed		(2,437,517)		(3,163,833)

Net increase		2,953,950		4,277,910

Global Bond
Shares sold		5,063,867		3,165,430
Shares reinvested		1,042,050		909,471
Shares redeemed		(1,155,096)		(2,970,896)

Net increase		4,950,821		1,104,005

Defensive Market Strategies (1)
Shares sold	1,394,675	5,372,393	7,926,676	23,725,418
Shares reinvested	357,500	1,246,865	37,096	98,014
Shares redeemed	(1,010,990)	(527,398)	(658,547)	(240,539)

Net increase	741,185	6,091,860	7,305,225	23,582,893

(1)Inception date was September 1, 2011.
Equity Index
Shares sold	1,309,015	1,535,150	317,917	1,368,781
Shares reinvested	400,508	330,280	1,795,569	2,092,530
Shares redeemed	(674,532)	(1,761,582)	(4,509,217)	(11,137,054)

Net increase (decrease)	1,034,991	103,848	(2,395,731)	(7,675,743)

	Year Ended 12/31/12		Year Ended 12/31/11

	GS2	GS4	GS2	GS4
Real Estate Securities
Shares sold		4,786,237		4,891,242
Shares reinvested		246,062		116,999
Shares redeemed		(3,358,942)		(5,295,002)

Net increase (decrease)		1,673,357		(286,761)

Value Equity
Shares sold	1,248,320	2,949,920	2,589,631	5,616,574
Shares reinvested	919,754	839,556	826,519	741,275
Shares redeemed	(3,682,506)	(7,027,650)	(7,091,548)	(13,316,054)

Net decrease	(1,514,432)	(3,238,174)	(3,675,398)	(6,958,205)

Growth Equity
Shares sold	608,864	2,980,715	1,066,279	4,475,293
Shares reinvested	1,904,890	3,649,389	—	—
Shares redeemed	(1,935,265)	(5,320,301)	(3,506,557)	(10,551,276)

Net increase (decrease)	578,489	1,309,803	(2,440,278)	(6,075,983)

Small Cap Equity
Shares sold	335,769	1,682,203	570,932	3,248,230
Shares reinvested	537,278	1,237,825	30,315	27,656
Shares redeemed	(866,465)	(3,478,641)	(1,756,626)	(6,727,792)

Net increase (decrease)	6,582	(558,613)	(1,155,379)	(3,451,906)

International Equity
Shares sold	2,421,769	8,188,523	3,565,561	14,411,184
Shares reinvested	589,493	1,281,757	719,368	1,592,756
Shares redeemed	(1,678,205)	(5,351,027)	(3,823,440)	(8,324,290)

Net increase	1,333,057	4,119,253	461,489	7,679,650

7. BANK BORROWINGS

The Board of Trustees approved the renewal of a credit agreement with Bank of America, N.A. dated December 2, 2012 through December 1, 2013. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank Prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.30% per annum.

On August 7, 2012, the MyDestination 2055 Fund borrowed $250,000 at rate of 1.243%. The MyDestination 2055 Fund repaid the loan in the amount of $250,009, which represents principal and one day of accrued interest, August 8, 2012.

No other Funds borrowed for the period ended December 31, 2012, and there were no outstanding loans at December 31, 2012.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For year ended December 31, 2012, the International Equity Fund accrued non-U.S. taxes on unrealized gains of $192,221.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years (years ended December 31, 2009 through December 31, 2011) remains subject to examination by the Internal Revenue Service.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the year ended December 31, 2012, were characterized as follows for tax purposes:

Fund		Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2005	2012	$1,578,267	$—	$—	$1,578,267
	2011	1,118,885	—	—	1,118,885
MyDestination 2015	2012	7,838,073	—	—	7,838,073
	2011	4,639,060	—	—	4,639,060
MyDestination 2025	2012	7,215,597	—	—	7,215,597
	2011	4,085,427	—	—	4,085,427
MyDestination 2035	2012	2,242,099	879,202	—	3,121,301
	2011	1,557,736	641,898	—	2,199,634
MyDestination 2045	2012	1,379,906	660,432	—	2,040,338
	2011	778,529	1,902,435	—	2,680,964
MyDestination 2055	2012	118,877	—	—	118,877
Conservative Allocation	2012	5,840,997	688,186	—	6,529,183
	2011	4,849,965	4,252,565	—	9,102,530
Balanced Allocation	2012	25,943,077	13,284,081	—	39,227,158
	2011	24,215,019	18,074,022	—	42,289,041
Growth Allocation	2012	12,093,852	5,913,471	—	18,007,323
	2011	12,007,052	13,021,185	—	25,028,237
Aggressive Allocation	2012	7,350,220	9,829,880	—	17,180,100
	2011	7,015,783	10,439,039	—	17,454,822
Conservative Allocation I	2012	2,141,071	—	—	2,141,071
	2011	1,925,326	—	—	1,925,326
Balanced Allocation I	2012	13,614,253	—	—	13,614,253
	2011	12,643,249	—	—	12,643,249
Growth Allocation I	2012	5,883,636	—	—	5,883,636
	2011	5,922,267	—	—	5,922,267
Aggressive Allocation I	2012	2,288,303	—	—	2,288,303
	2011	2,389,446	—	—	2,389,446
Money Market	2012	256,904	—	—	256,904
	2011	251,150	—	—	251,150
Low-Duration Bond	2012	14,200,533	430,869	—	14,631,402
	2011	14,375,468	607,824	—	14,983,292
Medium-Duration Bond	2012	36,230,589	—	—	36,230,589
	2011	35,664,491	—	—	35,664,491
Extended-Duration Bond	2012	25,350,803	8,562,989	—	33,913,792
	2011	22,914,621	15,984,265	—	38,898,886
Inflation Protected Bond	2012	7,052,735	2,263,673	—	9,316,408
	2011	5,135,441	1,036,828	—	6,172,269
Global Bond	2012	10,523,011	—	—	10,523,011
	2011	8,997,511	—	—	8,997,511
Defensive Market Strategies	2012	14,722,792	2,364,615	—	17,087,407
	2011	1,375,713	—	—	1,375,713
Equity Index	2012	5,289,625	2,667,155	—	7,956,780
	2011	6,801,014	34,862,054	—	41,663,068
Real Estate Securities	2012	2,553,245	—	—	2,553,245
	2011	1,079,417	—	—	1,079,417
Value Equity	2012	19,346,383	—	—	19,346,383
	2011	16,657,286	—	—	16,657,286
Growth Equity	2012	2,148,451	95,278,551	—	97,427,002
	2011	—	—	—	—
Small Cap Equity	2012	3,052,762	22,280,774	—	25,333,536
	2011	703,937	—	—	703,937
International Equity	2012	22,469,818	—	—	22,469,818
	2011	24,239,880	—	—	24,239,880

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$102,131	$(1,881,232)	$—	$1,848,416
MyDestination 2015	1,380,527	(9,086,079)	—	26,108,430
MyDestination 2025	606,875	4,996,344	—	25,843,108
MyDestination 2035	44,599	3,655,886	—	15,398,254
MyDestination 2045	36,521	2,748,611	—	14,653,647
MyDestination 2055	1,987	124,191	—	330,794
Conservative Allocation	12,108	2,072,553	—	26,256,860
Balanced Allocation	193,133	15,269,958	—	103,263,718
Growth Allocation	222,505	17,119,879	—	65,345,248
Aggressive Allocation	217,143	20,506,141	—	33,479,555
Conservative Allocation I	705,405	(2,058,253)	—	(316,148)
Balanced Allocation I	5,274,456	(17,415,548)	—	(11,009,885)
Growth Allocation I	1,465,336	(7,761,554)	—	(11,015,136)
Aggressive Allocation I	2,572,546	(7,608,540)	—	(16,515,487)
Money Market	12,575	—	—	—
Low-Duration Bond	820,288	—	—	5,881,031
Medium-Duration Bond	789,057	—	—	27,008,296
Extended-Duration Bond	30,667	2,965,168	—	66,921,878
Inflation Protected Bond	210,990	682,106	—	12,172,097
Global Bond	323,777	(10,404,225)	—	18,286,231
Defensive Market Strategies	376,033	1,856,663	—	15,630,806
Equity Index	56,177	448,720	—	53,660,232
Real Estate Securities	468,376	1,057,070	—	18,410,509
Value Equity	7,694,927	(91,152,620)	—	83,743,517
Growth Equity	—	23,692,796	(579,420)	234,368,155
Small Cap Equity	94,978	5,770,339	—	48,869,719
International Equity	208,040	(135,079,850)	—	82,737,188

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers and their expiration dates, were as follows as of December 31, 2012:

Expiring December 31,	2016	2017	2018	Unlimited	Total
MyDestination 2005	$—	$312,902	$1,568,330	$—	$1,881,232
MyDestination 2015	889,637	3,304,014	3,056,941	1,835,487	9,086,079
Conservative Allocation I	—	1,689,723	368,530	—	2,058,253
Balanced Allocation I	4,262,186	5,929,663	3,461,879	3,761,820	17,415,548
Growth Allocation I	412,556	2,508,443	1,253,278	3,587,277	7,761,554
Aggressive Allocation I	3,489,043	902,289	2,119,350	1,097,858	7,608,540
Global Bond	—	9,635,041	—	769,184	10,404,225
Value Equity	—	91,152,620	—	—	91,152,620
International Equity	—	116,531,925	—	18,547,925	135,079,850

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Such losses are presented in the table above under the column heading “Unlimited.” However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as under previous law.

During the year ended December 31, 2012, the following Funds utilized capital loss carryforwards to offset capital gains:

Carryforward Utilized
MyDestination 2005	$2,019,843
MyDestination 2015	5,074,382
MyDestination 2025	2,461,097
Conservative Allocation I	1,770,742
Balanced Allocation I	3,227,376
Aggressive Allocation I	1,796,658
Global Bond	1,290,052
Real Estate Securities	18,541,454
Value Equity	24,672,820
Small Cap Equity	9,852,173

For federal income tax purposes, late year loss deferrals, which will reverse in 2013, were as follows as of December 31, 2012:

	Capital	Ordinary Income	Total
Growth Equity	$578,555	$865	$579,420

At December 31, 2012, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$78,467,064	$1,848,416	$1,848,423	$(7)
MyDestination 2015	326,300,552	26,108,430	26,108,442	(12)
MyDestination 2025	349,175,369	25,843,108	25,843,120	(12)
MyDestination 2035	172,632,890	15,398,254	15,398,259	(5)
MyDestination 2045	120,134,679	14,653,647	14,653,652	(5)
MyDestination 2055	5,966,228	330,794	331,861	(1,067)
Conservative Allocation	300,384,935	26,256,860	26,256,942	(82)
Balanced Allocation	1,100,424,430	103,263,717	105,636,494	(2,372,777)
Growth Allocation	787,695,999	65,345,248	70,203,250	(4,858,002)
Aggressive Allocation	692,667,846	33,479,555	52,813,437	(19,333,882)
Conservative Allocation I	82,589,522	(316,148)	3,530,203	(3,846,351)
Balanced Allocation I	355,943,134	(11,009,885)	20,861,091	(31,870,976)
Growth Allocation I	227,261,568	(11,015,136)	7,145,548	(18,160,684)
Aggressive Allocation I	159,193,840	(16,515,487)	3,828,778	(20,344,265)
Money Market	1,236,905,789	—	—	—
Low-Duration Bond	884,322,044	5,374,463	10,745,451	(5,370,988)
Medium-Duration Bond	1,026,889,628	24,561,611	35,866,650	(11,305,039)
Extended-Duration Bond	433,947,833	66,916,399	70,161,991	(3,245,592)
Inflation Protected Bond	184,253,745	12,168,413	16,815,866	(4,647,453)
Global Bond	257,654,056	18,439,893	19,381,093	(941,200)
Defensive Market Strategies	424,824,046	16,394,501	23,751,419	(7,356,918)
Equity Index	220,439,262	53,660,232	73,612,457	(19,952,225)
Real Estate Securities	207,856,319	18,410,509	21,756,485	(3,345,976)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
Value Equity	$1,147,243,135	$83,743,517	$180,397,828	$(96,654,311)
Growth Equity	1,090,216,234	234,369,765	263,685,068	(29,315,303)
Small Cap Equity	530,505,156	48,848,498	61,776,365	(12,927,867)
International Equity	1,490,162,160	84,112,103	191,839,315	(107,727,212)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in PFIC’s.

At December 31, 2012, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses.

The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$674,431	$(674,431)
MyDestination 2015	—	3,135,359	(3,135,359)
MyDestination 2025	—	2,231,439	(2,231,439)
MyDestination 2035	—	103,912	(103,912)
MyDestination 2045	—	11,048	(11,048)
MyDestination 2055	—	42	(42)
Conservative Allocation	—	1,767,824	(1,767,824)
Balanced Allocation	—	7,134,151	(7,134,151)
Growth Allocation	—	1,551,452	(1,551,452)
Aggressive Allocation	—	911	(911)
Conservative Allocation I	—	486,525	(486,525)
Balanced Allocation I	—	3,458,803	(3,458,803)
Growth Allocation I	—	833,405	(833,405)
Aggressive Allocation I	—	63	(63)
Money Market	—	(38)	38
Low-Duration Bond	—	241,975	(241,975)
Medium-Duration Bond	—	2,626,194	(2,626,194)
Extended-Duration Bond	—	34,636	(34,636)
Inflation Protected Bond	—	504	(504)
Global Bond	—	1,193,273	(1,193,273)
Defensive Market Strategies	(37)	226,617	(226,580)
Equity Index	—	251	(251)
Real Estate Securities	—	113	(113)
Value Equity	—	467	(467)
Growth Equity	—	10,512	(10,512)
Small Cap Equity	—	397,797	(397,797)
International Equity	—	438,448	(438,448)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Low-Duration Bond Fund, Medium-Duration Bond Fund and International Equity Fund are parties to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Funds is held in a segregated account and with respect to those amounts which can be repledged, are presented in the Fund’s Schedule of Investments or Statements of Assets and Liabilities. Cash collateral posted to the Funds which can not be repledged totaled $1,660,000, $1,585,000 and $3,820,018 in the Low-Duration Bond Fund, Medium-Duration Bond Fund and International Equity Fund, respectively, at December 31, 2012. Collateral can also be in the form of debt securities, equities or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Securities pledged as collateral are designated in the Fund’s Schedule of Investments, as applicable.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU No. 2011-11 changes requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either (1) offset in according with GAAP or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The objective of this information is to enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of netting associated with certain financial instruments and derivative instruments in the scope of the update. The ASU is effective for annual periods beginning on or after January 1, 2013 and interim periods within those fiscal periods. At this time, management is evaluating the implications of ASU No. 2011-11, and its impact on the financial statements has not been determined.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2012, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
MyDestination 2005	$1,578,267	$—	$—
MyDestination 2015	7,838,073	—	—
MyDestination 2025	7,215,597	—	—
MyDestination 2035	2,242,099	879,202	—
MyDestination 2045	1,379,906	660,432	—
MyDestination 2055	118,877	—	—
Conservative Allocation	5,840,997	688,186	—
Balanced Allocation	25,943,077	13,284,081	—
Growth Allocation	12,093,852	5,913,471	—
Aggressive Allocation	7,350,220	9,829,880	—
Conservative Allocation I	2,141,071	—	—
Balanced Allocation I	13,614,253	—	—
Growth Allocation I	5,883,636	—	—
Aggressive Allocation I	2,288,303	—	—
Money Market	256,904	—	—
Low-Duration Bond	14,200,533	430,869	—
Medium-Duration Bond	36,230,589	—	—
Extended-Duration Bond	25,350,803	8,562,989	—
Inflation Protected Bond	7,052,735	2,263,673	—
Global Bond	10,523,011	—	—
Defensive Market Strategies	14,722,792	2,364,615	—
Equity Index	5,289,625	2,667,155	—
Real Estate Securities	2,553,245	—	—
Value Equity	19,346,383	—	—
Growth Equity	2,148,451	95,278,551	—
Small Cap Equity	3,052,762	22,280,774	—
International Equity	22,469,818	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2012, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
MyDestination 2005	19.99%
MyDestination 2015	26.03%
MyDestination 2025	35.19%
MyDestination 2035	60.62%
MyDestination 2045	72.05%
MyDestination 2055	36.04%
Conservative Allocation	15.10%
Balanced Allocation	24.16%
Growth Allocation	50.82%
Aggressive Allocation	93.87%
Conservative Allocation I	16.91%
Balanced Allocation I	22.73%
Growth Allocation I	51.50%
Aggressive Allocation I	100.00%
Defensive Market Strategies	37.56%
Equity Index	81.33%
Value Equity	100.00%
Growth Equity	100.00%
Small Cap Equity	100.00%
International Equity	100.00%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE (1-888-984-8433).

Name, (DOB),Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
DISINTERESTED TRUSTEES[2]
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	27	Ouachita Baptist University - Board of Trustees Member
Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2008	Chief Executive Officer, B.R. Chamberlain Foundation, June 2011 – present; Investment Advisor, BRC Management, June 2011 – present; Retired - Senior Financial Analyst, Summit Wealth Management, Inc., 2007 - 2010; President, B.R. Chamberlain & Sons, Inc., 1990 - 2006 Registered Investment Adviser.	27	First Baptist Church of Orlando — Board of Trustees Member and Strategy Team; Rollins College Board of Overseers/Corporate Council — Member; The B.R. Chamberlain Foundation for Public Entertainment — President
Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 - present – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 - present; Managing Partner, Cuthill & Eddy LLC, 1993 - 2007 - Certified Public Accountants.	27	N/A
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Chief Credit Officer, CapStone Bank, 2011 - present; Executive Vice President/ Regional Credit Officer, SunTrust Bank, 1995 - 2011.	27	N/A
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	G400 Field Representative, American Institute of Certified Public Accountants, 2012 - present; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	27	Neighbors Federal Credit Union — Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company — Board of Directors Member and Member of Audit Committee
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Retired - Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - 2010.	27	N/A
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	27	N/A
William T. Patterson (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2009	Managing Partner, Patterson Capital, LLC, October 2007 – present; Senior Vice President, Wachovia Securities LLC, July 2003 – January 2007; Senior Vice President, Prudential Financial Inc., October 2000 – July 2003.	27	Therizo Capital Management — Director and Chairman of Audit Committee

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
INTERESTED TRUSTEES[2,3]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2012	President and Owner, Encompass Financial Services, Inc., 1984 – present, President and Owner, Custom Land Management, LLC, 1984 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	27	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	27	GuideStone Financial Resources – Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present
OFFICERS WHO ARE NOT TRUSTEES[4]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer.	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – May 2009; Marketing Compliance Manager, GuideStone Financial Resources, 2005 - present; Compliance Specialist, GuideStone Financial Resources, 2004 - 2005.	N/A	N/A
Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources, 1995 - present.	N/A	N/A
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources, 1998 - present.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1995 - present.	N/A	N/A
Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources, 1995 - present.	N/A	N/A
Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President - Fund Operations and Sales	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources, 2000 - 2006.	N/A	N/A
[1]

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

[2]

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

[3]

 Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources.

[4]	The executive officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE (1-888-984-8433), by visiting our website at www.GuideStoneFunds.org or by visiting the SEC’s website at www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV” or mark-to-market valuation. The portfolio holdings information is posted on our website, www.GuideStoneFunds.org within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, www.GuideStoneFunds.org. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management (the “Adviser” or “GSCM”) and the Trust on behalf of the Date Target, Asset Allocation and Select Funds (each a “Fund” and together, the “Funds”) of the Trust (the “Advisory Agreement”); (ii) the sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund; and (iii) the sub-advisory agreement among the Adviser, The Clifton Group Investment Management Company (“Clifton”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”) (Items ii and iii are referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements presented for renewal (collectively, the “Agreements”) were approved for an additional one-year term at a meeting of the Board held on September 13, 2012. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust. The following matters were not subject to annual renewal at the September 13, 2012 Board meeting: (i) the Clifton sub-advisory agreement with respect to the Cash Overlay Program for the MyDestination 2055 Fund; (ii) the Barrow, Hanley, Mewhinney & Strauss, LLC sub-advisory agreement with respect to the GuideStone Funds International Equity Fund (“International Equity Fund”); (iii) the AQR Capital Management, LLC sub-advisory agreement with respect to the International Equity Fund emerging markets equity strategy investment mandate; and (iv) the advisory agreement with GSCM on behalf of the MyDestination 2055 Fund.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser or sub-adviser; (ii) the experience and expertise of the Adviser or sub-adviser; (iii) the financial capabilities of the Adviser or sub-adviser; (iv) the compliance procedures and history of the Adviser or sub-adviser; (v) the performance of the Fund or portfolio account in comparison to relevant benchmarks, similarly managed funds and the Adviser’s or sub-adviser’s other clients; (vi) the costs of the services to be provided by the Adviser or sub-adviser; (vii) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s or sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (viii) the total expenses of the Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (ix) the profitability of the Adviser or sub-adviser with respect to the Fund or portfolio account and its overall business as well as the effect of fee waivers and expense caps on profitability; (x) the extent of any economies of scale and whether the fee structure reflects such economies of scale through breakpoints; (xi) the existence of any collateral benefits realized by the Adviser or sub-adviser; and (xii) the existence of any collateral benefits realized by the Fund. In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of an Agreement is in the best interests of each Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a fund-by-fund basis with respect to the Adviser and each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Date Target Fund, Asset Allocation Fund, Select Fund, applicable sub-advisory firm and the Adviser prior to and during the meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

BOARD APPROVAL OF CONTINUATION OF ADVISORY AGREEMENT WITH GSCM

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Trustees and their independent legal counsel during the executive session. More specifically, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Board evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of each Fund’s assets among the sub-advisers. The Board considered the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of the Adviser. The Board also considered the terms of the Advisory Agreement and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons and investment performance of other similar funds. The memorandum compared each Date Target, Asset Allocation and Select Fund with other funds having the same investment style or objective, and compared the share class of each Fund with other funds in the same distribution channel. The Board analyzed the comparative expense information for each Fund and the performance information for each Select Fund in the memorandum, including comparative expense information for each Fund based on a sampling of funds similar in asset size. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees charged to each Fund. The Board evaluated the annualized performance results comparing the Select Funds against their peers.

The Board examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class as of June 30, 2012. The Board determined that the management fees (combined advisory and sub-advisory fees) net of any fee waiver or expense reimbursement, for each Select Fund were the same or lower than the median management fees for other mutual funds in the Fund’s asset-stratified peer group, except for the Medium-Duration Bond, Defensive Market Strategies, Equity Index, Value Equity, Growth Equity, Small Cap Equity and International Equity Funds. The Board took into account that the management fees, net of any fee waiver or expense reimbursement, for the Extended-Duration Bond, Inflation Protected Bond and Real Estate Securities Funds ranked in the second quartile, and the Money Market Fund, Low-Duration Bond and Global Bond Funds ranked in the first quartile among similar funds at similar asset levels. The Board also considered that the management fees, net of any fee waiver or expense reimbursement, for the Medium-Duration Bond, Equity Index and Value Equity Funds ranked in the third quartile and for the Defensive Market Strategies, Growth Equity, Small Cap Equity and International Equity Funds ranked in the fourth quartile, among similar funds at similar asset levels. The Board also evaluated the total expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s total expense ratio, with the exception of the Money Market and Defensive Market Strategies Funds, was lower than the median total expense ratio for such other funds. The Board took into account that the total expense ratios for the Money Market and Defensive Market Strategies Funds ranked in the fourth quartile, among similar funds at similar asset levels.

The Board also examined fee and expense information for the Select Funds, as compared to other funds in the peer groups for the GS2 Class as of June 30, 2012. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Select Fund were the same or lower than the median management fees for other mutual funds in each Fund’s peer group, except for the Money Market, Medium-Duration Bond, Defensive Market Strategies, Equity Index, Growth Equity, Small Cap Equity and International Equity Funds. The Board noted that the management fees, net of any fee waiver or expense reimbursement, for the Low-Duration Bond, Extended-Duration Bond and Value Equity Funds ranked in the second quartile; the Money Market, Medium-Duration Bond, Equity Index and Small Cap Equity Funds ranked in the third quartile; and the Defensive Market Strategies, Growth Equity and International Equity Funds ranked in the fourth quartile, among similar funds. The Board also evaluated the total expense ratios for other funds in the Funds’ peer groups and determined that each Fund’s total expense ratio was the same as, or lower than, the median total expense ratio for such other funds, except for the Money Market, Defensive Market Strategies, Equity Index and Small Cap Equity Funds. The Board took into account that the total expense ratios for the Money Market, Equity Index and Small Cap Equity Funds ranked in the third quartile and the Defensive Market Strategies Fund ranked in the fourth quartile.

The Board also examined fee and expense information for the Date Target Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class of the Date Target Funds and the GS2 and GS4 Classes of the Asset Allocation Funds as of June 30, 2012. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Date Target Fund were higher than the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Date Target Fund were lower than the median total expense ratio (top quartile) for such other funds. For the Asset Allocation Funds, the Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Asset Allocation Fund for both the GS2 and GS4 Classes were higher than the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Asset Allocation Fund for both the GS2 and GS4 Classes were lower than the median total expense ratio for such other funds. The Board concluded that the level of the management fees for each Select Fund, Date Target Fund and Asset Allocation Fund was reasonable and compared fairly to that of comparable mutual funds.

The Board examined the performance information for the GS4 Class of the Select Funds compared to the relevant benchmark and to Lipper peer rankings, specifically for the three-, five- and 10-year average annual total returns for the period ended June 30, 2012. The Board noted that the average annual total returns for the three-, five- and 10-year periods ended June 30, 2012, for the Extended-Duration Bond Fund ranked in the first quartile. For the period ended June 30, 2012, the Board noted that for the three-year average annual total returns the Global Bond, Equity Index, Value Equity, Growth Equity and Small Cap Equity Funds ranked in the first quartile; the Low-Duration Bond, Medium-Duration Bond, Real Estate Securities and International Equity Funds ranked in the second quartile; and the Money Market and Inflation Protected Bond Funds ranked in the third quartile. For the five-year average annual total return for the period ended June 30, 2012, the Board noted that the Low-Duration Bond, Medium-Duration Bond and Global Bond Fund ranked in the first quartile; the Money Market, Equity Index, Growth Equity, Small Cap Equity and International Equity Funds ranked in the second quartile; and the Real Estate Securities and Value Equity Funds ranked in the third quartile. For the 10-year average annual total return period ended June 30, 2012, the Board noted that the Medium-Duration Bond Fund ranked in the first quartile; the Low-Duration Bond, Equity Index, Real Estate Securities, Value Equity, Growth Equity and International Equity Funds ranked in the second quartile; and the Money Market and Small Cap Equity Funds ranked in the third quartile. The Board recognized the inception dates of the Global Bond Fund (2006) and Inflation Protected Bond Fund (2009), noting the 10-year average annual total return information for the Global Bond Fund and the five- and 10-year average annual total return information for the Inflation Protected Bond Fund was not available. In addition, the Board noted that the Defensive Market Strategies Fund had commenced operations in September 2011, and therefore, no performance or comparison data was available.

The Board examined the performance information for the GS4 Class of each Asset Allocation Fund compared to the relevant benchmark and to Lipper peer rankings for the three-, five- and 10-year periods ended June 30, 2012, and for the Date Target Funds for the three- and five-year periods ended June 30, 2012. The Board noted that the Conservative Allocation Fund ranked in the fourth quartile among Lipper peers for the three-year period and the third quartile for the five- and 10-year periods ended June 30, 2012; the Balanced Allocation Fund ranked in the second quartile among Lipper peers for the three- and 10-year periods and the first quartile for the five-year period ended June 30, 2012; and the Growth Allocation Fund ranked in the second quartile among Lipper peers for the three- and 10-year periods and the third quartile for the five-year period ended June 30, 2012; and the Aggressive Allocation Fund ranked in the first quartile among Lipper peers for the three-year period, second quartile for the five-year period and third quartile for the 10-year period ended June 30, 2012. The Board also noted that the MyDestination 2015, 2025, 2035 and 2045 Funds each ranked in the first quartile among Lipper peers for the three-year period ended June 30, 2012, while the MyDestination 2005 Fund ranked in the second quartile among Lipper peers for the same period. Among Lipper peers for the five-year period ended June 30, 2012, the Board noted that the MyDestination 2005 Fund ranked in the first quartile; the MyDestination 2015 and 2025 Funds ranked in the second quartile; and the MyDestination 2035 and 2045 Funds ranked in the third quartile. In addition, the Board noted that the MyDestination 2055 Fund had commenced operations in January 2012, and therefore, no performance or comparison data was available.

The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the anticipated revenues that GSCM expected to receive for serving as the Adviser to the Funds and the fact that any profit realized by the Adviser is forwarded to its affiliate GuideStone Financial Resources, which historically has operated at a deficit with respect to the Trust. The Board also considered the profitability estimates for the Adviser, first without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Board considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. The Board noted that all of the Funds are subject to an expense cap. The Board also noted that the total expense ratios net of any fee waiver and expense reimbursement were below the median total expense ratio for other similar funds at the same asset levels for the GS4 Class, except for the Money Market and Defensive Market Strategies Funds. Based on their review, the Board concluded that each Fund’s advisory fee was reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of each Advisory Agreement is in the best interests of each Fund and its shareholders.

BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

In considering the existing Sub-Advisory Agreements with each of the applicable sub-advisers, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. The Board also took into account the Investment Management Committee’s (the “Committee”) review of information related to the Trust’s sub-advisers, questions submitted by the Committee to Trust management regarding various sub-advisers, Trust management’s responses to those questions and recommendations made by the Committee. More specifically, the Board examined the nature, extent and quality of the services to be provided by the sub-advisers to the Select Funds, including the services to be provided by Clifton to each Fund participating in the Cash Overlay Program. The Board evaluated each sub-adviser’s experience in serving as a sub-adviser to the applicable Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has towards a Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives and the implementation of Board directives as they relate to the Funds. The Board also noted that market conditions presented extraordinary challenges for active management. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board examined performance information for each segment of a Select Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Select Fund managed by the sub-adviser compared favorably to the relevant Fund’s benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and the peer universe of similarly managed funds for the period of time the sub-adviser performed advisory services on behalf of the Select Fund. In cases where the sub-adviser’s performance lagged behind the Fund’s benchmark, the Board also considered more recent investment performance, performance measured against other relevant benchmarks and any reductions in the sub-advisory fee.

The Board also noted that, in certain cases, market trends due to the economic downturn have contributed to the underperformance of some of the sub-advisers. The Board concluded that, although past performance is no guarantee of future performance, the performance of each Select Fund was satisfactory and the Select Funds, as well as the Funds participating in the Cash Overlay Program, were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust’s Funds.

The Board also examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For those sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees and the sub-adviser’s performance history. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for this meeting that to its knowledge no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement. The Board also determined that approval of the continuation of each Sub-Advisory Agreement is in the best interests of each Select Fund and each Fund participating in the Cash Overlay Program and their respective shareholders.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENT FOR THE VALUE EQUITY FUND

As required by the 1940 Act, the Board of the Trust, including all of the Independent Trustees, considered the approval of a new sub-advisory agreement among the Adviser, TCW Investment Management Company (“TCW”) and the Trust on behalf of the GuideStone Funds Value Equity Fund (“Value Equity Fund”). The Board approved a new sub-advisory agreement with TCW (the “New Sub-Advisory Agreement”) at an in-person meeting of the Board held on November 8, 2012, which will be entered into effective upon the change of control of TCW.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the New Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the changes, if any, in fees, services or other terms of the New Sub-Advisory Agreement; (ii) TCW’s corporate structure after the transaction causing the assignment of the sub-advisory agreement and any potential effects on the ability of TCW to provide services to the Value Equity Fund; (iii) any changes to TCW’s personnel, systems or policies arising from the transaction; and (iv) any other possible effects of the transaction on the operations of TCW or the services it provides to the Value Equity Fund.

TCW provided the Board with a memorandum summarizing the details of the change of control prior to the meeting which addressed most, if not all, of the critical aspects of the transaction.

The Independent Trustees consulted with counsel to the Independent Trustees and Trust counsel to discuss and consider the information presented in connection with the change of control and the approval of the New Sub-Advisory Agreement, including the Board’s responsibilities and duties in approving the agreement.

The Board’s decision to approve the New Sub-Advisory Agreement reflects the exercise of its business judgment to enter into new or amended sub-advisory arrangements. In approving the New Sub-Advisory Agreement, the Board considered information provided by the Adviser and the relevant parties to the change of control with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the New Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the resources of the sub-adviser; (ii) the experience and expertise of the sub-adviser; (iii) the financial capability of the sub-adviser; (iv) the compliance procedures and history of the sub-adviser; (v) the performance of similarly managed funds and accounts in comparison to relevant benchmarks for the Value Equity Fund; (vi) the costs of the services to be provided by the sub-adviser; (vii) the amount of the contractual sub-advisory fee in comparison to similarly managed funds and any available information for the sub-adviser’s other similarly situated clients and the effect of any fee waiver and expense reimbursement arrangement; (viii) the total expenses of the Value Equity Fund in comparison to similarly managed funds and the use of any anticipated expense caps; (ix) to the extent available, the anticipated profitability of the sub-adviser with respect to the Value Equity Fund and its overall business; (x) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (xi) the existence of any collateral benefits to be realized by the sub-adviser; and (xii) the existence of any collateral benefits to be realized by the Value Equity Fund. The Board evaluated the material aspects of the change of control and considered whether the approval of the New Sub-Advisory Agreement is in the best interests of the Value Equity Fund and its shareholders. No one factor was determinative in the Board’s consideration of the New Sub-Advisory Agreement.

The Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider the information presented in connection with the change of control and the approval of the New Sub-Advisory Agreement, including the Board’s responsibilities and duties in approving the new agreement.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE VALUE EQUITY FUND

In considering the approval of the New Sub-Advisory Agreement, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with independent legal counsel. The Board considered its responsibilities with respect to reviewing and approving the terms of the New Sub-Advisory Agreement, the investment management team at TCW, the reasonableness of the sub-advisory fees, the material aspects of the change of control and whether the appointment of TCW would be in the best interests of the shareholders of the Value Equity Fund. The Board reviewed the above factors in evaluating whether to approve the New Sub-Advisory Agreement and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of TCW. The Board also considered the experience of key personnel at TCW in providing investment management services to the Value Equity Fund, the systems and resources used by such persons to implement and manage the strategy and the ability of the sub-adviser to attract and retain capable personnel. The Board also noted the terms of the New Sub-Advisory Agreement and the responsibilities that TCW has to the Value Equity Fund, including the responsibility of day-to-day management and compliance with the Value Equity Fund’s investment objective and policies. The Board concluded that the Value Equity Fund is likely to benefit from the nature, extent and quality of the services with respect to TCW’s experience, personnel, operations and resources.

In considering the approval of the New Sub-Advisory Agreement, the Board examined the nature, extent and quality of the services to be provided by TCW on behalf of the Value Equity Fund. The Board noted the terms of the New Sub-Advisory Agreement and the responsibilities of TCW, including oversight of general fund compliance and compliance with the Trust’s social restrictions. The Board noted that TCW has been a sub-adviser to the Value Equity Fund since June 2006, and took into account that the New Sub-Advisory Agreement was identical in all material respects to the prior agreement, including compensation. The Board considered the Adviser’s assessment of TCW’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by TCW regarding the change of control, felt comfortable that TCW was financially sound.

Based on all the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the Value Equity Fund is likely to benefit from the extent and quality of TCW’s services, and the Board determined to approve the New Sub-Advisory Agreement effective upon the change of control of TCW. The Board also determined that approval of the New Sub-Advisory Agreement is in the best interests of the Value Equity Fund and its shareholders.

BOARD REVIEW OF INTERIM SUB-ADVISORY AGREEMENTS FOR THE INTERNATIONAL EQUITY FUND AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

As required by the 1940 Act, the Board of the Trust, including all of the Independent Trustees, considered the approval of two interim sub-advisory agreements (“Interim Sub-Advisory Agreements”) among the Adviser, The Clifton Group, a division of Parametric Portfolio Associates LLC (“Parametric”), (“The Clifton Group”) and the Trust on behalf of the International Equity Fund and the Funds participating in the Cash Overlay Program. At a meeting of the Board held on December 18, 2012, the Board approved the two Interim Sub-Advisory Agreements with The Clifton Group to take effect immediately upon the change of control of Clifton. The Interim Sub-Advisory Agreements were entered into effective December 31, 2012, and will be in effect for a maximum period of 150 days.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the two Interim Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the changes, if any, in fees, services or other terms of the Interim Sub-Advisory Agreements; (ii) The Clifton Group’s corporate structure after the transaction causing the assignment of the sub-advisory agreements and any potential effects on the ability of The Clifton Group to provide services to the International Equity Fund and the Funds participating in the Cash Overlay Program; (iii) any changes to The Clifton Group’s personnel, systems or policies arising from the transaction; and (iv) any other possible effects of the transaction on the operations of The Clifton Group or the services it provides to the International Equity Fund and the Funds participating in the Cash Overlay Program.

The Clifton Group provided GSCM with a memorandum summarizing the details of the change of control prior to the meeting which addressed most, if not all, of the critical aspects of the transaction.

The Independent Trustees consulted with counsel to the Independent Trustees and Trust counsel to discuss and consider the information presented in connection with the change of control and the approval of the two Interim Sub-Advisory Agreements, including the Board’s responsibilities and duties in approving the agreements.

BOARD APPROVAL OF INTERIM SUB-ADVISORY AGREEMENTS FOR THE INTERNATIONAL EQUITY FUND AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

In considering the approval of the Interim Sub-Advisory Agreements for the International Equity Fund and the Funds participating in the Cash Overlay Program, the Board took into account the materials provided prior to the meeting, the presentations made during the meeting and the extensive discussions during the meeting. The Board examined the nature, extent and quality of the services provided by Clifton to the International Equity Fund and the Funds participating in the Cash Overlay Program. The Board took into account that the Interim Sub-Advisory Agreements with The Clifton Group were identical in all material respects to the prior agreements, including compensation, except that the Interim Sub-Advisory Agreements would be with The Clifton Group, a division of Parametric, instead of with Clifton. The Board noted that the Adviser had been assured by Clifton that there will be no impact to the quality of services, investment philosophy or the investment teams as a result of the transaction. The Board noted that the Adviser had reviewed cash flow forecasts and operating projections provided by the relevant parties to the change of control and felt comfortable that the firm’s financial plans were based on conservative forecasts of future business performance.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, the Board concluded that the International Equity Fund and the Funds participating in the Cash

Overlay Program are likely to continue to benefit from the extent and quality of The Clifton Group’s services and determined to approve the Interim Sub-Advisory Agreements with The Clifton Group.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2012) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$3.8Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$3.8Tr
	Payden & Rygel	1983	$81.8B
	PIMCO (Pacific Investment Management Company LLC)	1971	$2.0Tr
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$742.4B
	PIMCO (Pacific Investment Management Company LLC)	1971	$2.0Tr
	Western Asset Management Company	1971	$361.0B
	Western Asset Management Company Limited	1971	$41.4B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$186.1B
	STW Fixed Income Management Ltd.	1977	$11.6B
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$3.8Tr
Global Bond	Loomis, Sayles & Company, L.P.	1926	$186.1B
	Western Asset Management Company	1971	$361.0B
	Western Asset Management Company Limited	1971	$41.4B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$124.6B
	AQR Capital Management, LLC	1998	$70.7B
	Shenkman Capital Management, Inc.	1985	$23.0B
	Turner Investments, L.P.	1990	$10.7B
Equity Index	Northern Trust Investments, Inc.	1889	$758.9B
Real Estate Securities	RREEF America L.L.C.	1975	$53.5B
Value Equity	Aronson Johnson Ortiz, LP	1984	$20.1B
	Barrow, Hanley, Mewhinney & Straus, LLC	1979	$67.7B
	Northern Trust Investments, Inc.	1889	$758.9B
	TCW Investment Management Company	1971	$138.4B
Growth Equity	Columbus Circle Investors	1975	$15.0B
	Marsico Capital Management, LLC	1997	$26.8B
	Rainier Investment Management, Inc.®	1991	$12.6B
	Sands Capital Management, LLC	1992	$27.0B
Small Cap Equity	Aronson Johnson Ortiz, LP	1984	$20.1B
	Columbus Circle Investors	1975	$15.0B
	Lord, Abbett & Co. LLC	1929	$127.7B
	TimesSquare Capital Management, LLC	2000	$14.7B
	Western Asset Management Company	1971	$361.0B
	Western Asset Management Company Limited	1971	$41.4B
International Equity	AQR Capital Management, LLC	1998	$70.7B
	Baillie Gifford Overseas Limited	1908	$138.1B
	Barrow, Hanley, Mewhinney & Strauss	1979	$67.7B
	Genesis Asset Managers, LLP	1989	$36.2B
	McKinley Capital Management, LLC	1990	$7.4B
	MFS Institutional Advisors, Inc.	1970	$321.0B
	Mondrian Investment Partners Ltd.	1990	$68.2B
	Philadelphia International Advisors, L.P.	1956	$3.8B
	The Clifton Group Investment Management Company	1992	$34.8B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$4.8Tr
Cash Overlay for Date Target, Asset Allocation, Fixed Income and Equity Funds	The Clifton Group Investment Management Company	1992	$34.8B

2401 Cedar Springs Road, Dallas, TX 75201-1498	Funds distributed by Foreside Funds Distributors LLC
1-888-98-GUIDE • www.GuideStoneFunds.org	400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312

© 2013 GuideStone Funds 21694 2/13 2233

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Carson L. Eddy is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $572,558 and $601,323 for 2011 and 2012, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $37,842 and $38,977 for 2011 and 2012, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $94,200 and

$102,900 for 2011 and 2012, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for 2011 and 2012, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2011 and 2012, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	March 5, 2013

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date	March 5, 2013

* Print the name and title of each signing officer under his or her signature.